[GRAPHIC OMITTED.]
                                              HARRIS
                                              INSIGHT FUNDS(TM)

                                  ANNUAL REPORT

                               [GRAPHIC OMITTED.]
                                DECEMBER 31, 2001

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           -------------------------------------------------------------
             NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
           -------------------------------------------------------------
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                               [GRAPHIC OMITTED.]
                             LETTER TO SHAREHOLDERS


DEAR SHAREHOLDERS:

The following Annual Report provides the operating results for the Harris Insight Family of Mutual Funds for the year ending December 31, 2001. Harris Investment Management, Inc., the Investment Adviser, has taken this opportunity to provide an economic backdrop for both the equity and fixed income markets during 2001. As fellow investors, I am sure that you will find the story to be more than familiar. You will also find that our portfolio managers have provided a performance review for each of the Funds along with comparisons against their peer groups and benchmarks.

The Harris Insight Mutual Funds are intended for investors seeking market-level returns over longer time horizons. With that view in mind, and because we have found that market timers were moving money in and out of the Funds on a daily basis, we recently imposed a 2% redemption fee for some of our Funds on shares that have been held for 90 days or less from the time of purchase. This market-timing activity was increasing the Funds' operating expenses and brokerage costs. Proceeds from redemption fees are paid directly to the applicable Fund to offset the brokerage and other Fund expenses associated with redemptions.

Throughout 2001, and for the foreseeable future, the markets are expected to remain highly volatile, reacting strongly to both good and bad news. One method of dampening portfolio volatility is to use asset allocation across a number of funds, blending large-cap and small-cap, value and growth, and equity and fixed income funds and investment styles. In addition to maintaining a well-diversified portfolio, investors should re-evaluate their current allocation positions and rebalance their portfolios periodically. Maintaining a balance in your portfolio may help to reduce downside risk as market leadership moves from one style to another and from small-cap to large-cap and VICE VERSA.


Thank you for your support.


Sincerely,

\S\ PETER P. CAPACCIO
Peter P. Capaccio
President
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS


INVESTMENT ADVISER:                         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PFPC DISTRIBUTORS, INC.


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

                               [GRAPHIC OMITTED.]
                                TABLE OF CONTENTS

                                 LETTER TO SHAREHOLDERS           PAGE  1

                                 THE MARKET ENVIRONMENT
                            Fixed Income Markets Review           Page  4
                                  Equity Markets Review           Page  5

                            PORTFOLIO MANAGEMENT REVIEW
                                         Fund Summaries           PAGE  6-25

        TAX INFORMATION -- FIXED INCOME AND EQUITY FUNDS          PAGE  26

                                      STATEMENTS OF NET
                        ASSETS/SCHEDULES OF INVESTMENTS
                                    MONEY MARKET FUNDS:
                           Government Money Market Fund           Page  27
                                      Money Market Fund           Page  28
                           Tax-Exempt Money Market Fund           Page  30

                                    FIXED INCOME FUNDS:
                           Short/Intermediate Bond Fund           Page  34
                                              Bond Fund           Page  39
                      Intermediate Government Bond Fund           Page  44
                      Intermediate Tax-Exempt Bond Fund           Page  46
                                   Tax-Exempt Bond Fund           Page  51
                            Convertible Securities Fund           Page  54

                                           EQUITY FUNDS:
                                            Equity Fund           Page  58
                                     Equity Income Fund           Page  61
                                       Core Equity Fund           Page  64
                             Small-Cap Opportunity Fund           Page  67
                                   Small-Cap Value Fund           Page  70
                                             Index Fund           Page  73
                       Large-Cap Aggressive Growth Fund           Page  80
                       Small-Cap Aggressive Growth Fund           Page  83
                                        Technology Fund           Page  86
                                          Balanced Fund           Page  88
                                     International Fund           Page  94
                                  Emerging Markets Fund           Page  96

                               STATEMENTS OF OPERATIONS           PAGE  98

                    STATEMENTS OF CHANGES IN NET ASSETS           PAGE  102

        STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY           PAGE  110

                                   FINANCIAL HIGHLIGHTS           PAGE  118

                          NOTES TO FINANCIAL STATEMENTS           PAGE  134

                      REPORT OF INDEPENDENT ACCOUNTANTS           PAGE  148

                             THE MARKET ENVIRONMENT

                               [GRAPHIC OMITTED.]
                           FIXED INCOME MARKETS REVIEW

                                DECEMBER 31, 2001

It is surprising to realize that the 30-year Treasury Bond finished 2001 exactly where it began. As is so often the case in the investment markets, this apparent calm masked a great deal of volatility beneath the surface. Bond investors were buffeted as the economy teetered on the brink of negative growth, officially slipped into recession, and showed signs of a quick recovery, only to be dragged down again by the September 11th events and their aftermath.

Despite a slowing economy, the year got off to a promising start with a surprise easing from the Federal Reserve Bank. Interest rates fell, and confidence in the Fed allowed credit-sensitive corporate bonds to rally. This optimism was short-lived as the 2nd quarter's economic realities became clear. Interestingly, by late summer, there were signs of recovery. Minutes of Federal Reserve meetings, subsequently released, show some disagreement as to whether further eases would be necessary, an issue rendered moot by the terrorist events in September. The direct effect on the financial and travel industries and the longer-term dampening effect on consumer spending made a deeper slow-down a FAIT ACCOMPLI.

The Harris Insight Fixed Income and Money Market Funds successfully navigated these treacherous waters. For the year, each of the eight funds (the number excludes the Convertible Securities Fund) returned well above the average of its peer group. The volatility in interest rates provided multiple opportunities for homeowners to refinance. This, in turn, provided an opportunity for us to add value through prudent mortgage-security selection. Our overweight to corporate bonds, discussed in last year's report, also added value.

Looking forward, it seems probable that this cycle's interest-rate lows are behind us. If the current recession is nearer its end than its beginning, corporate bonds should continue to do well. We believe the Funds are positioned to do well in this environment.


MARK E. NEWLIN, C.F.A.
Director of Fixed Income Management
Harris Investment Management, Inc.

                             THE MARKET ENVIRONMENT

                               [GRAPHIC OMITTED.]
                              EQUITY MARKETS REVIEW

                                DECEMBER 31, 2001

A strong rally following the September 21st low in the equity market softened the blow of a second consecutive yearly decline. When the books were closed for 2001, the S&P 500(R) had declined 11.9% for the worst back-to-back negative returns since 1973-74. These declines were fostered by several events, the most important of which was the economy running out of steam following one of the longest economic expansions in US history. A second factor was the debunking of the myth that technology and telecommunications-related business would avoid the impact on their revenue and earnings of a slowing economy. And third, we entered this difficult period with valuations at very lofty levels that would prove unsustainable given a rapidly deteriorating environment for corporate profits.

A relative bright spot for investors was smaller-capitalization companies. For the year, the Russell 2000 actually increased 2.6%. But even within the larger-capitalization indexes, the smaller-capitalization issues were the best performing issues. The smallest decile of the S&P 500(R) appreciated over 20%. Small companies outperformed as their valuations, both on an absolute and relative basis, were attractive. Low interest rates tend to be more beneficial for smaller companies, and, historically, coming out of a recession, small companies have outperformed large companies.

For the year, more value-oriented issues outperformed growth. The Russell 1000 Value Index was down 5.6% while the Russell 1000 Growth Index declined 20.4%. The continued declines in technology and healthcare led to the disparity between growth and value. Better performing areas were consumer cyclicals, basic materials, and financials as the market looked over the valley and began to anticipate a recovery. These types of issues are more prevalent in the value indexes and value-oriented portfolios.

As we begin 2002, the number of positives for equity investors outweigh the concerns. The Federal Reserve Bank has injected large amounts of liquidity into the system, which ultimately should boost financial assets. Economists are no longer debating a recovery but merely the magnitude of its strength. And, corporate profits are set to rebound from very depressed levels. The broad equity markets would appear to offer positive but anemic returns for the new year with the ceiling to be established by what are still very lofty valuations. While the broad equity markets have declined for two consecutive years, profits have deteriorated even more, leaving valuations at still expensive levels.

We anticipate that equities will offer attractive returns relative to high quality debt instruments and short-term money market returns.



WILLIAM O. LESZINSKE
President and Chief Investment Officer
Harris Investment Management, Inc.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                               MONEY MARKET FUNDS

                                DECEMBER 31, 2001


                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in U.S. Government securities that have remaining maturities of 397 days or less and certain repurchase agreements.

INVESTMENT RESULTS: 2001 proved to be a very challenging year for managing money market funds. On January 3, the Federal Reserve Open Market Committee lowered the Federal Funds Rate target by fifty basis points. This action was the first in a series of eleven rate reductions during the year. These reductions lowered the Federal Funds Rate a remarkable 4.75% from 6.50% to 1.75%. The short-term market reacted to these events and the continuing economic slowdown with a significant rally. Reflective of the markets' view that rates would continue to fall, one-year securities delivered lower yields than one-day investments until November of 2001.

     The portfolio structure was adjusted to exploit this unique yield environment. We reduced the average maturity of the Fund and increased the percentage invested in floating-rate and-one day maturities. This structure performed very well until the aftermath of September 11. During November, the shape of the yield curve shifted such that one-year securities again yielded more than Federal Funds. This change signified a change in investor sentiment toward a recovering economy and the belief that Federal Funds Rate would begin to rise in mid 2002. The portfolio strategy shifted to take advantage of this development. The average maturity was extended by purchasing one-year securities and reducing the amount of the portfolio maturing in the coming month.

     For the year, the N shares ranked in the top 31% of its Lipper universe, while the institutional shares ranked in the top 21% of its Lipper universe. The Institutional class retained its top-quartile rankings for the three- and five-year periods ending December 31, 2001. The N shares ranked in the top quartile for the ten-year period and remains just below the top quartile for the three- and five-year periods ending December 31, 2001.


                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: 2001 proved to be a very challenging year for managing money market funds. On January 3, the Federal Reserve Open Market Committee lowered the Federal Funds Rate target by fifty basis points. This action was the first in a series of eleven rate reductions during the year. These reductions lowered the Federal Funds Rate a remarkable 4.75% from 6.50% to 1.75%. The short-term market reacted to these events and the continuing economic slowdown with a significant rally. Reflective of the markets' view that rates would continue to fall, one-year securities delivered lower yields than one-day investments until November of 2001.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                               MONEY MARKET FUNDS

                          DECEMBER 31, 2001 (CONTINUED)

     The portfolio structure was adjusted to exploit this unique yield environment. We reduced the average maturity of the Fund and increased the percentage invested in floating-rate and one-day maturities. This structure performed very well until the aftermath of September 11. During November, the shape of the yield curve shifted such that one-year securities again yielded more than Federal Funds. This change signified a change in investor sentiment toward a recovering economy and the belief that Federal Funds Rate would begin to rise in mid-2002. The portfolio strategy shifted to take advantage of this development. The average maturity was extended by purchasing one-year securities and reducing the amount of the portfolio maturing in the coming month.

The Fund enjoyed another year of exceptional performance. For 2001, as rated by Lipper Analytic Services, the N shares ranked in the top 17% and the Institutional shares ranked in the top 13%. The Institutional shares remain in the top decile for the three- and five-year periods ending December 31, 2001. The N shares continue in the top quartile over three-, five- and ten-year periods ending December 31, 2001.


                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The strong performance of the Fund continued throughout 2001. For the year, the N shares ranked in the top 27th percentile and the Institutional shares ranked in the top 18th percentile of their respective Lipper universes. Both the Institutional shares and the N shares remain in the second quartile for the 3- and 5-year periods ending December 31, 2001.

     During the first half of 2001, the Fund experienced erratic cash flows. In order to handle these significant flows, the majority of the Fund was invested in variable-rate securities. This also helped provide liquidity as the tax season approached. The short-term tax-exempt yield curve remained flat throughout most of the year. This provided little incentive for managers to extend the maturity of their portfolios. The Fund modestly extended its average days to maturity during the third quarter of 2001. This was done through the purchase of high-quality non-rated notes.

Even with the continued easing bias of the Federal Reserve and the aggressively low yields on variable-rate securities, many fund managers are hesitant to lengthen their portfolios. This would indicate that the market is anticipating a recovery in 2002. Going forward, the Fund will look for value opportunities in short-term notes and commercial paper that mature in 3 to 6 months. This will strategically position the Fund to take advantage of any recovery that we may experience throughout the year.

An investment in the Harris Insight Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Harris Insight Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                          SHORT/INTERMEDIATE BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Corporate Bond Index -- a weighted composite of (I) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (II) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS: For the second consecutive year, bond investors were rewarded with healthy positive returns versus the losses sustained in stocks. Triggered by eleven Federal Reserve eases, short-term rates ended the year sharply lower, while intermediate rates declined more modestly. Away from Treasuries, the spread sectors performed admirably despite the events of September 11th, with the exception of residential mortgages. In fact, both agency and corporate bonds produced record relative returns in 2001.
    Against this backdrop of falling short-term rates and corporate outperformance, the Fund posted average results. The Fund's duration strategy proved to be incorrect for much of the year and, in particular, during the days following the terrorist attacks. Positive returns were achieved due to excellent security selection in the asset-backed, commercial mortgage, and residential mortgage categories. While an overweight to the corporate sector should have benefited the Fund, security selection within the corporate sector was a negative. In particular, exposure to the energy sector was the primary detractor to the Fund's performance.
    Going forward into 2002, the Fund is maintaining its duration-neutral position, as our near-term forecast is for no substantial change in rates. On the sector front, corporates continue to look attractive, and we are retaining the Fund's overweight to the sector. Additionally, in contrast to 2001, higher rates, reduced supply, and an anticipated decline in volatility combine to make mortgage-backed issues look appealing, such that we plan to increase the Fund's exposure to mortgages in the upcoming quarter.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX FROM INCEPTION
              THROUGH OR FOR THE 10 YEARS ENDED DECEMBER 31, 2001.

             INDEX*         INSTITUTIONAL
                            SHARES
Feb.'96      $10,000        $ 9,948
Mar.'96      $ 9,949        $ 9,888
Jun.'96      $10,011        $ 9,948
Sep.'96      $10,189        $10,114
Dec.'96      $10,439        $10,361
Mar.'97      $10,427        $10,355
Jun.'97      $10,735        $10,656
Sep.'97      $11,024        $10,942
Dec.'97      $11,260        $11,102
Jun.'98      $11,650        $11,472
Dec.'98      $12,208        $11,881
Dec.'99      $12,256        $11,978
Dec.'00      $13,496        $13,224
Dec.'01      $14,705        $14,263

           INDEX      N SHARES    A SHARES    B SHARES
1-Jan-92   $10,000    $10,000     $ 9,550     $10,000
Dec-92     $10,758    $10,528     $10,162     $10,497
Dec-93     $11,948    $11,570     $11,169     $11,508
Dec-94     $11,529    $11,421     $11,025     $11,331
Dec-95     $13,747    $13,007     $12,556     $12,869
Dec-96     $14,146    $13,463     $12,996     $13,284
Dec-97     $15,258    $14,391     $13,891     $14,158
Dec-98     $16,543    $15,362     $14,829     $15,074
Dec-99     $16,608    $15,448     $14,912     $15,118
Dec-00     $18,289    $17,012     $16,422     $16,601
Dec-01     $19,928    $18,305     $17,670     $17,786

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                       1 YEAR       5 YEAR      10 YEAR/INCEPTION**
-------------------------------------------------------------------
Institutional Shares   7.86%        6.60%            6.25%
N Shares               7.60%        6.34%            6.23%
A Shares               3.80%        5.58%            5.86%
B Shares               2.14%        5.69%            5.93%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                    BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS: For the second consecutive year, bond investors were rewarded with healthy positive returns versus the losses sustained in stocks. Triggered by eleven Federal Reserve eases, short-term rates ended the year sharply lower, while intermediate rates declined more modestly and long-term rates remained flat. The yield curve, as measured by the slope of 2- to 30-year bonds, closed the year at 244 basis points, compared to 36 basis points at year end 2000. Away from Treasuries, after recoiling sharply in the face of September 11, corporate bonds quickly regained footing to return to the year's path of record outperformance. Overall, corporate bonds ended the year as the investment grade market's top performing sector, adding some 250 basis points in excess return versus the equivalent duration for Treasuries. Asset-backed and commercial mortgage securities placed second and third delivering excess returns of 129 and 119 basis points, respectively.
    Against this backdrop of lower rates and spread sector outperformance, the Fund posted above average relative returns despite duration management that proved to be unsuccessful throughout the year and, in particular, after the September 11 attacks. While an overweight to the corporate sector should have benefited the Fund, security selection within the corporate sector was a negative. In particular, exposure to the energy sector was the primary detractor to the Fund's results. Security selection and an overweight to the asset-backed and commercial mortgage markets contributed to the Fund's top quartile ranking. For the three-year period ending December 31, 2001, the Fund is ranked 5th of 147 funds by Lipper.
    Going forward into 2002, the Fund is maintaining its duration-neutral position, as our near-term forecast is for no substantial change in rates. On the sector front, corporates continue to look attractive, and we are retaining the Fund's overweight to the sector. Additionally, in contrast to 2001, higher rates, reduced supply, and an anticipated decline in volatility combine to make mortgage-backed issues look appealing, such that we plan to increase the Fund's exposure to mortgages in the upcoming quarter.

                               [GRAPHIC OMITTED.]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

     GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS
         AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.

                    INSTITUTIONAL
          INDEX     SHARES          N SHARES   A SHARES   B SHARES

Apr.'96   $10,000   $ 9,972         $ 9,973    $ 9,550    $10,000
Dec.'96   $10,609   $10,540         $10,526    $10,054    $10,507
Dec.'97   $11,636   $11,532         $11,488    $10,972    $11,435
Dec.'98   $12,645   $12,353         $12,276    $11,725    $12,187
Dec.'99   $12,541   $12,241         $12,134    $11,589    $12,011
Dec.'00   $14,000   $13,840         $13,685    $13,070    $13,506
Dec.'01   $15,182   $14,991         $14,787    $14,122    $14,428

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR            5 YEAR         INCEPTION**
-----------------------------------------------------------------------
Institutional Shares       8.32%             7.30%            7.34%
N Shares                   8.05%             7.03%            7.09%
A Shares                   3.23%             6.06%            6.23%
B Shares                   2.57%             6.38%            6.64%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares, A Shares and B Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                        INTERMEDIATE GOVERNMENT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index-- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS: The fourth quarter brought to an end one of the Federal Reserve's most active years in history. The economic slowdown and subsequent recession led to eleven rate cuts by the Federal Reserve for a whopping 475-basis-point decline in the discount rate since January 1. As a result, yields fell rather dramatically in five-year maturities and shorter, while 10- and 30-year bond yields remained flat to the previous year. This produced a yield-curve slope of 244 basis points, 208 basis points steeper than the previous year-end. Returns in bonds again triumphed over the equity market for the second straight year as the benchmark produced a return of 7.23% in 2001.
     Spread sectors posted strong excess returns with one exception: mortgage-backed securities. The drop in interest rates produced record-setting refinancings in residential mortgages, resulting in the lagging performance of this sector.
     The Fund maintained its overweight to the high-quality spread sectors during the year, which produced mixed results. The asset-backed and commercial mortgage weights proved to be beneficial, while the residential mortgage holdings were a drag on performance. The Fund's duration moves, in particular the short position in September, were unsuccessful in adding to performance. However, the Fund continued to remain in the Lipper top quartile, placing 28th of 121 funds for the year. For the three-year period ending December 31, 2001, the Fund ranked 4th of 105 funds by Lipper.
     Looking forward to 2002, the Fund will continue to maintain its overweight in spread sectors, although the asset mix may be shifted to take advantage of market dislocations. Since the mortgage sector lagged throughout 2001, we would anticipate adding to this sector in 2002.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


   GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2001.


                     INSTITUTIONAL
           INDEX     SHARES          N SHARES  A SHARES  B SHARES

1-Jan-92   $10,000   $10,000         $10,000   $ 9,650   $10,000
Dec-92     $10,693   $10,682         $10,649   $10,277   $10,569
Dec-93     $11,568   $11,564         $11,511   $11,109   $11,343
Dec-94     $11,366   $11,373         $11,289   $10,895   $11,043
Dec-95     $13,006   $12,904         $12,767   $12,322   $12,393
Dec-96     $13,534   $13,428         $13,259   $12,797   $12,773
Dec-97     $14,579   $14,478         $14,261   $13,764   $13,687
Dec-98     $15,815   $15,557         $15,286   $14,753   $14,628
Dec-99     $15,892   $15,433         $15,126   $14,598   $14,434
Dec-00     $17,556   $17,466         $17,076   $16,481   $16,245
Dec-01     $19,034   $18,818         $18,352   $17,712   $17,353

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                          1 YEAR           5 YEAR          10 YEAR
-------------------------------------------------------------------
Institutional Shares      7.74%            6.98%            6.53%
N Shares                  7.47%            6.72%            6.26%
A Shares                  3.71%            5.95%            5.88%
B Shares                  1.82%            6.01%            5.67%

* Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50%, 0.75%, 0.75% and 1.50%, the estimated expense ratios of the Institutional Shares, N Share, A Shares and B Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                        INTERMEDIATE TAX-EXEMPT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS: Throughout 2001, the Federal Reserve continued its unprecedented series of interest rate cuts bringing the target for the Federal Funds Rate to 1.75%, the lowest level in 40 years. Other major events affecting interest rates included the September 11th terrorist attacks and the U.S. Treasury's cancellation of future 30-year bond issuance. Against this backdrop, investors saw increased economic growth in the fourth quarter and drove interest rates higher. In fact, yields increased in the 15- to 30-year range to virtually retrace all of the gains earned in the third quarter. In the intermediate maturities, yields increased by 40 basis points. For the year 2001, rates from 10-years and longer were mostly unchanged while short-term rates were significantly lower.
     The Fund posted another exceptional year, ranking at year-end in the top 5% of all intermediate funds as measured by Lipper. In addition, we significantly outperformed our Lehman benchmark for the year. Credit-sensitive sectors like healthcare continued to outperform, contributing to our positive total return. Several of our holdings were pre-refunded and thus enhanced performance, as low short-term rates allowed municipalities to replace higher outstanding coupons with lower ones.
     Going forward, we will continue to emphasize our success in quality security selection combined with premium bond structures in the intermediate maturity range. The Federal Reserve's aggressive pace of easing combined with additional fiscal and monetary stimulus should translate into economic growth and higher short-term interest rates in 2002. The Fund will seek to take advantage of the changing yield curve and shift into the steepest part (as tax consequences permit). The Fund is well positioned for the year, with overweights in higher coupon specialty states that should experience price outperformance.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                        GROWTH OF A $10,000 INVESTMENT IN
                      THE INTERMEDIATE TAX-EXEMPT BOND FUND
                     AND THE LEHMAN BROTHERS 3-15 YEAR BLEND
                     MUNICIPAL INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2001.



                         INSTITUTIONAL
            INDEX        SHARES          N SHARES       A SHARES      B SHARES

1-Jan-92    $10,000      $10,000         $10,000        $ 9,650       $10,000
Dec-92      $10,731      $10,677         $10,650        $10,277       $10,571
Dec-93      $11,794      $11,589         $11,532        $11,128       $11,361
Dec-94      $11,372      $11,232         $11,148        $10,758       $10,901
Dec-95      $13,114      $12,544         $12,419        $11,984       $12,054
Dec-96      $13,699      $12,928         $12,767        $12,320       $12,362
Dec-97      $14,840      $13,756         $13,551        $13,077       $13,100
Dec-98      $15,784      $14,435         $14,184        $13,688       $13,692
Dec-99      $15,710      $14,373         $14,088        $13,595       $13,577
Dec-00      $17,270      $15,984         $15,629        $15,082       $15,031
Dec-01      $18,180      $16,876         $16,459        $15,883       $15,789



AVERAGE ANNUAL TOTAL RETURNS*

For the Period Ended 12/31/01

                          1 YEAR   5 YEAR  10 YEAR
--------------------------------------------------
Institutional Shares      5.58%    5.47%   5.37%
N Shares                  5.32%    5.21%   5.11%
A Shares                  1.65%    4.47%   4.74%
B Shares                  0.04%    4.68%   4.67%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                              TAX-EXEMPT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS: Throughout 2001, the Federal Reserve continued its unprecedented interest rate cuts bringing the target for the Federal Funds Rate to 1.75%, the lowest level in 40 years. Other major events affecting interest rates included the September 11th terrorist attacks and the U.S. Treasury's cancellation of future 30-year bond issuance. Against this backdrop, investors saw increased economic growth in the fourth quarter and drove interest rates higher. In fact, yields increased in the 15- to 30-year range to virtually retrace all of the gains earned in the third quarter. For the year 2001, rates from 10-years and longer were mostly unchanged while short-term rates were significantly lower.
     The Fund registered another spectacular year, ranking at year-end in the top 5% of all general municipal funds as measured by Lipper, while ranking first for the 3-year period ended 12/31/01! The Fund's top relative performance received excellent press coverage, being recognized by THE WALL STREET JOURNAL and THE NEW YORK TIMES. In addition, the Fund significantly outperformed our Lehman benchmark for the year.
     Going forward, we will continue to emphasize our success in quality security selection combined with premium bond structures. We anticipate the short-end to underperform in our historically low interest rate environment due to added fiscal/monetary stimulus and possibly a higher Fed Funds Rate target. The Fund will seek to take a very conservative approach after the dramatic fall in rates so far. The Fund is well positioned, with overweights in higher-coupon bonds and specialty states that should experience price outperformance.


[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                      GROWTH OF A $10,000 INVESTMENT IN THE
                  TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS
         MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2001.


                        INSTITUTIONAL
              INDEX        SHARES        N SHARES      A SHARES     B SHARES

1-Jan-92      $10,000      $10,000       $10,000       $ 9,550      $10,000
Dec-92        $10,882      $10,836       $10,810       $10,323      $10,729
Dec-93        $12,218      $12,240       $12,179       $11,631      $11,998
Dec-94        $11,586      $11,346       $11,262       $10,755      $11,011
Dec-95        $13,608      $12,986       $12,857       $12,278      $12,476
Dec-96        $14,211      $13,473       $13,298       $12,699      $12,872
Dec-97        $15,517      $14,624       $14,398       $13,750      $13,912
Dec-98        $16,523      $15,338       $15,063       $14,385      $14,531
Dec-99        $16 183      $14,867       $14,564       $13,908      $14,024
Dec-00        $18,073      $17,009       $16,622       $15,873      $15,969
Dec-01        $19,000      $18,033       $17,578       $16,787      $16,786



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                         1 YEAR       5 YEAR        10 YEAR
-----------------------------------------------------------
Institutional Shares     6.02%        6.00%          6.07%
N Shares                 5.76%        5.74%          5.80%
A Shares                 1.02%        4.78%          5.32%
B Shares                 0.12%        5.13%          5.32%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80%, 1.05%, 1.05% and 1.80%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                           CONVERTIBLE SECURITIES FUND

PERFORMANCE BENCHMARK: Credit Suisse First Boston Convertible Securities Index -- an index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS: The convertible securities market, as represented by the CSFB Convertible Securities Index lost 7.76% for the year. The Lipper Convertible Securities Funds Average was also negative, posting a 7.86% loss for the year. The year was marked by negative returns although the fourth quarter saw the market rebound from an extremely oversold condition. The Federal Reserve aggressively lowered interest rates during the year, and the effects of these cuts began to be seen by the end of the year. New issuance set a record, with over a billion dollars of convertible securities issued in 2001. New structures typically included a zero coupon, offering limited downside risk and enabling investors to protect themselves, while the issuing corporations are able to capitalize on selling high volatility, allowing them to borrow inexpensively.
     Energy, financials and healthcare issues were the strong performers throughout the year, while technology and telecom convertibles were down sharply. Convertibles again proved that they offer protection in down markets as the benchmark was down only about half as much as the underlying securities it represents.
     The Fund lost 15.35% trailing both the benchmark and the Lipper average. The major source of under-performance was due to the equity sensitivity of the Fund relative to its benchmark and its peer group. The Fund continued to be positioned to have about a 65% delta which means it moves about 60% to 70% of its underlying equity issues. The benchmark had a 35% delta in 2001. In addition, the funds that make up the Lipper average were, on average, significantly more defensive in their sector weights relative to the benchmark and held more cash. This was seen in the fourth quarter as the Fund outpaced both the benchmark and Lipper.
     The market responded to better economic releases and rebounded from oversold conditions during the fourth quarter. The effects of the Federal Reserve's rate cuts should provide for economic growth throughout 2002. In addition to low interest rates and low energy costs, improved year-over-year corporate earnings comparisons should lead to positive market performance in 2002.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


   GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND AND THE
    CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2001.


                       INSTITUTIONAL
                INDEX     SHARES        N SHARES  A SHARES

   1-Jan-92     $10,000   $10,000       $10,000   $ 9,550
   Dec-92       $11,199   $11,761       $11,731   $11,201
   Dec-93       $12,853   $13,389       $13,318   $12,715
   Dec-94       $12,574   $12,975       $12,870   $12,288
   Dec-95       $15,461   $15,464       $15,306   $14,613
   Dec-96       $17,262   $18,719       $18,486   $17,649
   Dec-97       $19,743   $22,215       $21,873   $20,883
   Dec-98       $21,036   $21,814       $21,426   $20,457
   Dec-99       $29,932   $28,810       $28,229   $26,951
   Dec-00       $27,588   $26,942       $26,339   $25,148
   Dec-01       $25,842   $22,806       $22,240   $21,232

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                      1 YEAR     5 YEAR   10 YEAR
-------------------------------------------------
Institutional Shares -15.35%     4.03%     8.59%
N Shares             -15.56%     3.77%     8.32%
A Shares             -19.36%     2.82%     7.82%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92%, 1.17% and 1.17%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Convertible Securities Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                   EQUITY FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS: Despite the fourth quarter's strong rebound from the September 11th terrorist attacks, equity investors experienced another painful year during 2001. The broader US market was down with the exception of small-capitalization indexes. This marks the second consecutive year of negative returns for the S&P 500 Index. The US-market decline was broad-based with 9 of the 11 major sectors in the S&P 500(R) recording negative price changes for the year. The two gainers were the consumer discretionary and basic materials sectors. In terms of industry investment themes, the market continued to be concerned with the technology and telecom sectors as both significantly under-performed the broader markets for the year. The collapse of the technology and telecom groups that started in the second quarter of 2000 continued through the end of the third quarter of 2001. The market was able to stage a strong recovery in the fourth quarter, although it was not enough to reverse the damage done in the first nine months of the year.
     Value-oriented issues tended to strongly outperform growth-oriented issues during the first 9 months of the year, then handed the reins over to growth stocks for the remainder of the year. The Fund clearly benefited from its value investment style, sector underweights in technology and telecom, and overweight and issue selection in value-oriented sectors. In addition, the lower market capitalization of the Fund versus the benchmark substantially aided performance for the quarter and the year, as smaller-capitalization issues materially outperformed larger-capitalization issues.
     The liquidity bulge, plunging interest rates, and the surge in patriotic self-confidence have transformed the stock market. After a sharp fourth-quarter rally, investors have now paused, awaiting two confirmations: that the economy will move back to sustained growth and that corporate profits will return to earlier levels. We feel comfortable that value-oriented investing will be rewarded in the choppy waters ahead.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


          GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P
                500 STOCK INDEX FROM INCEPTION THROUGH OR FOR THE
                        10 YEARS ENDED DECEMBER 31, 2001.

               INDEX       INSTITUTIONAL SHARES
Feb.'96        $10,000           $ 9,797
Mar.'96        $10,096           $ 9,752
Jun.'96        $10,552           $ 9,973
Sep.'96        $10,875           $10,365
Dec.'96        $11,785           $11,366
Mar.'97        $12,093           $11,568
Jun.'97        $14,209           $13,197
Sep.'97        $15,278           $15,268
Dec.'97        $15,717           $15,445
Jun.'98        $18,500           $17,295
Dec.'98        $20,209           $17,577
Dec.'99        $24,461           $17,301
Dec.'00        $22,232           $18,768
Dec.'01        $19,591           $18,207

           INDEX     N SHARES   A SHARES    B SHARES
1-Jan-92   $10,000   $10,000    $ 9,450     $10,000
Dec-92     $10,768   $10,819    $10,157     $10,711
Dec-93     $11,843   $12,791    $11,955     $12,546
Dec-94     $11,998   $12,529    $11,641     $12,172
Dec-95     $16,489   $17,071    $15,785     $16,437
Dec-96     $20,293   $21,195    $19,572     $20,246
Dec-97     $27,063   $28,708    $26,438     $27,907
Dec-98     $34,798   $32,560    $29,956     $31,225
Dec-99     $42,119   $31,993    $29,419     $30,378
Dec-00     $38,282   $34,611    $31,823     $32,570
Dec-01     $33,734   $33,448    $30,783     $31,215


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR       5 YEAR      10 YEAR/INCEPTION**
-----------------------------------------------------------------------
Institutional Shares       -3.00%       9.88%            10.77%
N Shares                   -3.36%       9.55%            12.83%
A Shares                   -8.59%       8.25%            11.90%
B Shares                   -8.68%       8.84%            12.06%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                               EQUITY INCOME FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS: Throughout the year, the broader markets were primarily concerned with two issues: the economy and earnings. For most of the year, the market focused on the decelerating economy and, in particular, the rapidly deteriorating outlook for technology and communications issues. Concerns about slowing capital spending and weakening consumer demand led to massive reductions across the board for earnings growth. Continued global rate reductions throughout the period and fiscal stimulus in the form of a tax rebate did little to reverse the negative performance of the broader equity benchmarks. Investors' hope for a late 2001 economic recovery gave way to the realization, after the September 11th terrorist attacks, that the economic recovery was further out. Expectation turned from "soft economic landings" to how hard the "hard economic landing" will be. The broader market was able to stage a strong fourth quarter rebound from the September 11th attacks, erasing roughly half of the year's losses. Throughout the year, a company's fundamental strengths mattered once again. In aggregate, smaller-capitalization issues outperformed larger-capitalization issues. Overall, value styles outperformed growth styles for the year.
     The Fund benefited from its core value orientation and overweighted exposure in the value-oriented sector throughout the year. The Fund also benefited from issue selection and overweighted exposure to energy, communications, finance and utilities, as well as its underweighted exposure to technology.
    Looking forward, investors continue to grapple with the uncertainties relating to the U.S. and global economies. The recent market decline, while painful, has now approached the severity of past bear markets both in duration and percentage decline. Investors are paying increasing attention to the positive influences of monetary and fiscal stimuli and lower energy prices. The pace of the recovery remains influenced by concerns of leverage for both the consumer and businesses and global excess capacity. We continue to expect only a moderate recession and a recovery starting around the 2nd half of 2002 in a moderate inflationary environment. Weekly economic data provides more evidence that the economy is bottoming. Earnings are poised for a cyclical recovery as 2002 begins. We remain confident that our core value-oriented approach will continue to generate competitive returns.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


    GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S&P 500 STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.


                 INSTITUTIONAL
         INDEX      SHARES       N SHARES   A SHARES  B SHARES

Jan.'94  $10,000    $10,327      $10,326    $ 9,450    $10,000
Dec.'94  $10,131    $ 9,957      $ 9,934    $ 9,375    $ 9,855
Dec.'95  $13,923    $13,625      $13,559    $12,783    $13,352
Dec.'96  $17,135    $16,071      $15,949    $14,958    $15,568
Dec.'97  $22,852    $21,198      $20,978    $19,600    $20,327
Dec.'98  $29,383    $26,068      $25,731    $23,978    $24,768
Dec.'99  $35,565    $28,641      $28,221    $26,293    $27,109
Dec.'00  $32,324    $27,687      $27,214    $25,357    $25,914
Dec.'01  $28,484    $24,055      $23,578    $21,968    $22,310


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR    5 YEAR     INCEPTION**
-----------------------------------------------------------
Institutional Shares       -13.12%    8.40%       11.59%
N Shares                   -13.36%    8.13%       11.31%
A Shares                   -18.14%    6.77%       10.33%
B Shares                   -18.19%    7.16%       10.54%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, A Shares and B Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93%, 1.18%, 1.28% and 1.93%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Equity Income Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                CORE EQUITY FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS: For the year, the environment for corporate profits and S&P 500(R) returns proved to be challenging. Prior to September 11th, U.S. economic data provided mixed signals, at best. The industrial sector continued to be weak; the consumer proved to be resilient, with signs of abating confidence; and the Federal Reserve was expected to buoy both through interest rate reductions. After September 11th, uncertainty in the world markets took center stage and near-term volatility became common. Although the S&P rebounded sharply in the fourth quarter, it ended the year down 11.88%. Rationally, the market's focus is on the overall direction of the economy, the pace of business, and consumer activity. Historically, the market has been a leading indicator of the economy with the consumer driving two-thirds of it. The market is beginning to show signs that it is ready to lead.
     During the year, the best performing sectors for the Fund were: merchandisers/distributors, consumer staples and consumer cyclicals. The top performing issues were: Ultramar Diamond Shamrock, up 60.3%; Dell Computer Corp., up 55.9%; Johnson Controls, Inc., up 55.3%; Darden Restaurants, Inc., up 54.8% and Microsoft Corp., up 52.7%.
     The stage has been set for a recovery -- an accommodative Fed, lower interest rates, costs and business inventories. In the current market environment, we continue to emphasize quality companies with favorable unit growth and strong balance sheets. Companies with expanding EPS via top-line growth (vs. merely managing costs and the financials) will be rewarded.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


     GROWTH OF A $10,000 INVESTMENT IN THE CORE EQUITY FUND AND THE S&P 500
             STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.


                INSTITUTIONAL
         INDEX     SHARES      N SHARES  A SHARES B SHARES
Apr.'92  $10,000   $10,000    $10,000    $ 9,450   $10,000
Dec.'92  $11,049   $10,910    $10,893    $10,289   $10,781
Dec.'93  $12,153   $11,587    $11,542    $10,889   $11,281
Dec.'94  $12,312   $11,581    $11,507    $10,845   $11,087
Dec.'95  $16,920   $15,801    $15,668    $14,760   $14,972
Dec.'96  $20,824   $20,370    $20,149    $18,978   $20,326
Dec.'97  $27,771   $27,052    $26,706    $25,142   $25,030
Dec.'98  $35,708   $33,822    $33,296    $31,338   $30,928
Dec.'99  $43,221   $39,424    $38,697    $36,437   $35,654
Dec.'00  $39,283   $36,400    $35,644    $33,558   $32,588
Dec.'01  $34,616   $31,919    $31,164    $29,356   $28,306

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR     5 YEAR   INCEPTION**
----------------------------------------------------------
Institutional Shares       -12.31%    9.40%      12.68%
N Shares                   -12.56%    9.11%      12.40%
A Shares                   -17.33%    7.89%      11.72%
B Shares                   -17.32%    6.54%      11.30%

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, A Shares and B Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10%, 1.35%, 1.45% and 2.10%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Core Equity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                           SMALL-CAP OPPORTUNITY FUND

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $60 million, whereas the largest company has a market capitalization of $1.82 billion. The total adjusted market capitalization of the Russell 2000 Index was $855 billion at the time of reconstruction in June 2001.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

INVESTMENT RESULTS: For the year, the Fund returned -9.65%, under-performing the Russell 2000 Index (up 2.49%) by 12 percentage points. During much of the year, the Fund was overweight in the healthcare, consumer discretionary and energy sectors and underweight in the financial, materials and technology sectors. Good issue selection, an overweight position in the consumer discretionary sector, and an underweight in the technology sector positively affected the portfolio. These positives could not, however, offset the underweight in the financial sector and the overweight in the energy sector. Secondarily, the overweight in the healthcare sector also hurt returns.
     Looking ahead, we remain concerned about the strength and sustainability of the recovery. The Federal Reserve began the Fed Funds Rate reduction process over a year ago and has since lowered the rate by 475 basis points. The mood in Congress points to the passage of some fiscal policy stimulus program approaching $100 billion. Lower energy prices should boost a recovery. Positively, consumer demand has remained relatively steady. Still, we have yet to see a significant rebound in overall demand. Mortgage rates remain high and unemployment is rising. Additionally, sharp price reductions and low-rate financing are required to overcome consumers' lingering negative wealth effect on major purchases. On the business side, firms have reduced inventories, but new capital spending has not rebounded. Having made significant monetary and fiscal policy moves to combat the recession, policymakers' future options may be limited should the slowdown linger.
     Should the aggressive monetary and fiscal policy pull the US out of recession, the continuing recession in much of the rest of the world is likely to be a persistent drag. Further, consumers are not in a position to help pull the economy out of this recession. Usually, US recessions start with consumers. This time, the recession started on the business side. While US consumer demand has slowed, housing and auto sales have remained at historically high levels. Since they have not become significantly weaker, it is not likely that they will get a great deal stronger. Finally, and most seriously, productive capacity exceeds potential demand by a significant amount, especially in technology. It seems unlikely that the overcapacity will be eliminated soon, with the result that capital expenditures will not increase meaningfully while overcapacity remains a problem.
     We expect the consumer sectors, last year's leaders, to lag this year. We expect defensive growth names in healthcare and technology to lead the market through the first half of 2002 and plan to position the portfolio accordingly.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                      GROWTH OF A $10,000 INVESTMENT IN THE
                 SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL 2000
          SMALL STOCK INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2001.

                  INSTITUTIONAL
          INDEX      SHARES      N SHARES   A SHARES   B SHARES

1-Jan-92  $10,000    $10,000     $10,000    $ 9,450    $10,000
Dec-92    $11,841    $11,900     $11,871    $11,206    $12,050
Dec-93    $14,077    $13,707     $13,634    $12,863    $13,760
Dec-94    $13,819    $13,199     $13,094    $12,342    $13,115
Dec-95    $17,751    $16,670     $16,497    $15,534    $16,404
Dec-96    $20,678    $19,804     $19,555    $18,398    $19,865
Dec-97    $25,302    $24,849     $24,470    $22,999    $24,803
Dec-98    $24,657    $25,137     $24,713    $23,214    $24,851
Dec-99    $29,899    $35,226     $34,537    $32,497    $34,467
Dec-00    $28,996    $37,605     $36,785    $34,598    $36,390
Dec-01    $29,718    $33,975     $33,170    $31,196    $32,566

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01



                           1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------
Institutional Shares       -9.65%      11.40%      13.01%
N Shares                   -9.83%      11.15%      12.74%
A Shares                   -14.78%      9.89%      12.05%
B Shares                   -14.92%     10.12%      12.53%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20%, 1.45%, 1.55% and 2.20%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                              SMALL-CAP VALUE FUND

PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS: The disparity between growth and value stocks continued this year with value outperforming growth by over 25% for the second year. The Russell 2000 Value Index, a popular index of small-cap value stocks and the benchmark for the Fund, produced a return of 14.03%, while the Russell 2000 Growth Index returned -9.23%. Against this benchmark return, the Fund had a return of 5.57%. In its Lipper peer group of small-cap value managers, the Fund finished the year ranked 256th out of 283. The Fund did, however, garner its fifth star from Morningstar putting it into the top 20% of all equity funds on a risk-adjusted-return basis.
     This was the year of smaller and cheaper. The smaller the market capitalization, the lower the price, the cheaper the P/E ratio, the better the stock performed. This bucks all trends of both economic and stock market cycles. Normally, as the economy contracts or grows slower and/or the stock market weakens, investors seek the safety of larger, higher-priced, more-liquid securities. We do not expect this trend to continue. Our policy has always been to seek high-quality issues with real growth potential. We avoid the micro-cap, micro-priced super-low-P/E stocks because of their higher risk of bankruptcy and trading liquidity issues.
     We are encouraged going forward, as the trends between large and small and between growth and value have historically been cyclical, lasting roughly 5 to 6 years. In 2001, small outperformed large for the third year, while value outperformed growth for the second straight year. We continue to remain true to our portfolio strategy.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                      GROWTH OF A $10,000 INVESTMENT IN THE
                    SMALL-CAP VALUE FUND AND THE RUSSELL 2000
                       VALUE INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2001.

                  INSTITUTIONAL
         INDEX        SHARES       N SHARES   A SHARES   B SHARES

1-Jan-92 $10,000      $10,000      $10,000    $ 9,450    $10,000
Dec-92   $12,914      $11,630      $11,595    $10,950    $11,506
Dec-93   $15,984      $13,370      $13,297    $12,552    $13,099
Dec-94   $15,738      $12,940      $12,840    $12,109    $12,553
Dec-95   $19,791      $16,453      $16,279    $15,339    $15,803
Dec-96   $24,020      $18,929      $18,688    $17,587    $18,005
Dec-97   $31,654      $24,529      $24,124    $22,696    $22,998
Dec-98   $29,612      $23,564      $23,122    $21,739    $21,817
Dec-99   $29,171      $23,680      $23,173    $21,785    $21,656
Dec-00   $35,831      $31,838      $31,085    $29,224    $28,819
Dec-01   $40,858      $33,611      $32,751    $30,776    $30,150

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                            1 YEAR       5 YEAR       10 YEAR
-------------------------------------------------------------
Institutional Shares        5.57%        12.17%       12.89%
N Shares                    5.36%        11.87%       12.60%
A Shares                   -0.48%        10.58%       11.90%
B Shares                   -0.29%        10.59%       11.67%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

   Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, 1.34% and 2.00%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

   Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                   INDEX FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS: The year 2001 was the second year in succession in which the S&P 500(R) Index posted losses for the year, with the Index ending the year down 11.88%. In comparison, the Fund was down 12.3%, with the negative tracking caused by fees. The Fund again outperformed its Lipper peer group, which was down 12.48% for the year.
     Additions and deletions to the Index were much smaller than in recent years. While still the largest sector, technology became a much smaller piece of the index than it has been in recent years, finishing the year at just under 20% of the S&P 500 after reaching a high weight in the mid-30% range. Losing sectors this year included technology, healthcare, financials and utilities. Consumer cyclicals were the only group to make a significant positive contribution.
     This was the year of small market cap, low price, and cheap multiple stocks. For the most part, the larger the cap, the higher the price, the bigger the multiple, the worse performance was, while smaller, lower-priced stocks tended to do better. Notable exceptions were Microsoft and Intel, big winners this year along with Wal-Mart Stores, Inc. and Bank of America Corp. Losers this year included Cisco Systems, Inc., EMC Corp., Oracle Corp., and Merck & Co.
     Since the investment objective of the Fund is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors. The Index is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


    GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P 500(R) STOCK
                INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.


                  INSTITUTIONAL
         INDEX       SHARES      N SHARES   B SHARES

Apr.'92  $10,000     $10,028     $10,027    $10,000
Dec.'92  $11,049     $10,730     $10,711    $10,654
Dec.'93  $12,153     $11,750     $11,700    $11,551
Dec.'94  $12,312     $11,841     $11,761    $11,524
Dec.'95  $16,920     $16,218     $16,069    $15,628
Dec.'96  $20,824     $19,902     $19,679    $19,004
Dec.'97  $27,771     $26,427     $26,077    $25,045
Dec.'98  $35,708     $33,884     $33,347    $31,880
Dec.'99  $43,221     $40,795     $40,063    $38,134
Dec.'00  $39,283     $36,989     $36,237    $34,371
Dec.'01  $34,616     $32,440     $31,684    $29,913


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR      5 YEAR      INCEPTION**
--------------------------------------------------------------
Institutional Shares       -12.30%     10.27%        12.87%
N Shares                   -12.57%      9.99%        12.60%
B Shares                   -17.18%      9.22%        11.93%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and B Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45%, 0.70% and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares and B Shares of the Index Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                        LARGE-CAP AGGRESSIVE GROWTH FUND

PERFORMANCE BENCHMARK: Russell 1000 Growth Index-- an index of the 1,000 largest stocks in the Russell 3000 Index.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for aggressive growth.

INVESTMENT RESULTS: Large-capitalization growth stocks, as represented by the Russell 1000 Growth Index, lost 20.42% for the year. The Lipper Large-Capitalization Growth Funds Universe was also negative, posting a 22.94% loss for the year. The year was marked by negative returns, although the fourth quarter saw the market rebound from an extremely oversold condition. The Federal Reserve aggressively lowered interest rates during the year, and the effects of these cuts began to be felt by the end of the year. The environment was extremely difficult for growth stocks, as the U.S. economy began to contract in March, which most believe was the beginning of an official recession. Corporate profits were under pressure all year, as top-line growth was almost nonexistent. This turned the focus to cost reductions and margin improvement.
     Consumer cyclicals, merchandising/distributors, and consumer staples issues were the strong performers throughout the year, while technology and utilities and energy issues were down sharply.
     The Fund lost 37.10% for the year, trailing the benchmark and the Lipper universe. Sector selection was the major source of underperformance. The aggressive growth objective of the Fund resulted in overweights in the most growth-oriented sectors. In an environment where earnings growth was scarce, the market punished stocks that had forecasted strong earnings growth going forward. The Fund's large-cap aggressive growth focus served it well in the fourth quarter as investors returned to growth stocks.
     The market responded to better economic news and rebounded from oversold conditions during the fourth quarter. The effects of the eleven Federal Reserve interest rates cuts are just now being felt and should provide for economic growth throughout 2002. The focus on cost reduction should serve growth companies well going forward, as they have been forced to become more efficient; this should lead to margin expansion when demand returns. The improving environment should bode well for growth stocks in the next couple of years.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


 GROWTH OF A $10,000 INVESTMENT IN THE LARGE-CAP AGGRESSIVE GROWTH FUND AND THE
      RUSSELL 1000 GROWTH INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.*

         INDEX    INSTITUTIONAL
12/00    $10,000     $10,000
3/01     $ 7,910     $ 6,930
6/01     $ 8,576     $ 7,080
9/01     $ 6,911     $ 5,190
12/01    $ 7,957     $ 6,120

AVERAGE ANNUAL TOTAL RETURNS**
For the Period Ended 12/31/01

                           1 YEAR     INCEPTION***
--------------------------------------------------
Institutional Shares       -37.10%      -38.39%
B Shares                     --         -11.67%

* Because the B Share Class did not commence operations until July 26, 2001, there is not a sufficient period of performance to provide a basis for Index comparison.

** Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period. Aggregate total returns are given for those Classes of shares that have not been operational for a full year.

*** The inception date for the Fund's Institutional Shares is December 28, 2000 and for the B Shares is July 26, 2001. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                        SMALL-CAP AGGRESSIVE GROWTH FUND

PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that fall in the lowest 75% of U.S. publicly traded companies (determined by market capitalization) and are believed to offer superior prospects for aggressive growth.

INVESTMENT RESULTS: 2001 was certainly an interesting year to open a small-cap aggressive growth fund. Our Fund was opened on the 9th of January. We had initial investments of less than a million dollars, but, as the year rolled on, we began to gather some momentum and finished the year with over $7 million.
     The disparity in performance between growth and value stocks continued this year with value outperforming growth by over 25% for the second consecutive year. The Russell 2000 Growth Index, a popular index of small-cap growth stocks and the benchmark for the Fund, produced a return of -9.23%, while the Russell 2000 Value Index returned 14.03%. Against this benchmark return, the Fund had a return of -3.2%. Because the Fund was not open for a complete year, Lipper rankings are not available.
     The Fund seeks to purchase stocks that have an increased market interest as evidenced by price momentum. Also, the Fund looks for an increase in business prospects, as evidenced by earnings increases, increases in estimates, positive earnings surprise, and net margin increases.
     This was the year of smaller and cheaper. The smaller the market capitalization, the lower the price, the cheaper the P/E ratio, the better the stock performed.
     We are encouraged going forward, as the Fund held up particularly well in very trying times for small growth managers. Less than 40% of all small growth managers beat the index this year.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


   GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP AGGRESSIVE GROWTH FUND AND
    THE RUSSELL 2000 GROWTH INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.*

             INDEX    INSTITUTIONAL
1/1/01       $10,000    $10,000
3/01         $ 8,480    $ 8,860
6/01         $10,004    $10,510
9/01         $ 7,195    $ 7,640
12/01        $ 9,077    $ 9,680


AVERAGE ANNUAL TOTAL RETURNS**
For the Period Ended 12/31/01

                        1 YEAR    INCEPTION***
----------------------------------------------
Institutional Shares      --        -3.20%
B Shares                  --        -1.58%

* Because the B Share Class did not commence operations until December 20, 2001, there is not a sufficient period of performance to provide a basis for Index comparison.

** Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period. Aggregate total returns are given for those Classes of shares that have not been operational for a full year.

*** The inception date for the Fund's Institutional Shares is January 9, 2001 and for the B Shares is December 20, 2001. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                 TECHNOLOGY FUND

PERFORMANCE BENCHMARK: Merrill Lynch 100 Technology Index -- an index that equally weights the 100 largest technology companies based on market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for growth and that are principally engaged in the research, development, manufacturing, or distribution of various technological products, services, processes, advances, or improvements, or that may benefit significantly from scientific or technological advances.

INVESTMENT RESULTS: Technology stocks, as represented by the Merrill Lynch 100 Technology Index, lost 32.45% for the year. The Lipper Large-Capitalization Technology Funds Universe was also negative, posting a 37.55% loss for the year. The year was marked by negative returns although the fourth quarter saw the market rebound from an extremely oversold condition. The Federal Reserve aggressively lowered interest rates during the year, and the effects of these cuts began to be felt by the end of the year. Technology stocks suffered their second straight negative year amid a terrible economic environment. Corporate profits have been under pressure, which has caused a steep drop off in technology spending. With corporate budgets being reined in, top-line growth for technology companies became almost impossible. Technology companies were forced to address the cost side of the earnings picture in order to maintain margins.
     Semiconductors, data processors, and computer systems were the industries within the technology sector that had strong performance during 2001. Computer peripherals, wireless telecom, and networking were the industries that had the worst performance for the year. The Fund lost 39.61% for the year, trailing the benchmark and the Lipper universe mainly due to slight sector over and underweights.
     The market responded to better economic news, and technology stocks led the broader market back from severely oversold conditions during the fourth quarter. The effects of the eleven Federal Reserve interest rate cuts are just now being felt and should provide for economic growth throughout 2002. The focus on cost reduction should serve technology companies well going forward, as they have been forced to become more efficient; this should lead to margin expansion when demand returns. Many corporate information technology budgets have been pared back for almost two years now and this should add to demand as the normal replacement cycle plays out.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

   GROWTH OF A $10,000 INVESTMENT IN THE TECHNOLOGY FUND AND THE MERRILL LYNCH
         100 TECHNOLOGY INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.*

                  INDEX      INSTITUTIONAL

12/00             $10,000      $10,000
3/01              $ 7,005      $ 6,200
6/01              $ 8,091      $ 7,300
9/01              $ 4,783      $ 4,380
12/01             $ 6,755      $ 5,870

AVERAGE ANNUAL TOTAL RETURNS**
For the Period Ended 12/31/01

                              1 YEAR           INCEPTION***
-----------------------------------------------------------
Institutional Shares          -39.61%             -40.79%
B Shares                        --                -15.68%

* Because the B Share Class did not commence operations until August 6, 2001, there is not a sufficient period of performance to provide a basis for Index comparison.

** Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period. Aggregate total returns are given for those Classes of shares that have not been operational for a full year.

*** The inception date for the Fund's Institutional Shares is December 27, 2000 and for the B Shares is August 6, 2001. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                                  BALANCED FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index-- an index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS: The Fund significantly outperformed other balanced funds in 2001 and ranked in the top 15% of its peer group. Three factors contributed to this success: asset allocation, strong fixed-income results, and an emphasis on value stocks throughout most of the year. For the first nine months, the Fund was conservatively structured with an underweighting in equities relative to its peer group. As the market declined, this worked to the Fund's benefit. After the September 11th attacks, near the market lows, the equity exposure of the Fund was increased to a level above that of its peer group -- just in time to catch the fourth quarter rally in stocks.
     An added benefit of the underweighting in stocks during the first three-quarters of the year was that the Fund participated in the strong bond market rally that continued into September. Then, as interest rates rose in the fourth quarter, the bond weighting had been reduced in favor of stocks. For the entire year, the fixed-income portion of the Fund produced strong absolute returns that exceed peer group results.
     Finally, the Fund's emphasis on value stocks, both large and small, enhanced returns as these two areas of the Fund, in aggregate, maintained their value in a down market. In late September and early October, the emphasis on large-cap growth issues was increased in time to catch some of the upturn in growth issues during the fourth quarter.
     Looking forward, a stable environment for interest rates and inflation offers promise that price-to-earnings ratios will not come under intense downward pressure. Combine this with improving corporate profits and a better, though not exuberant, equity market should follow as the year unfolds. Accordingly, the Fund's above-peer-group equity position is being maintained. At the same time, valuations between growth and value are more in line with historical norms than we have seen in years. Thus, the balance between growth and value equities has moved to a more neutral stance. Finally, the emphasis on small-cap value issues that contributed strongly to the Fund's success over the past few years is being maintained as these stocks tend to do well during an economic recovery.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


    GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX
         AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2001.


         LB AGGREGATE    S&P 500   INSTITUTIONAL
         BOND INDEX      INDEX        SHARES       N SHARES    A SHARES

Mar.'97  $10,000         $10,000      $ 9,843      $10,000     $ 9,450
Jun.'97  $10,368         $11,749      $10,758      $10,909     $10,286
Dec.'97  $11,030         $12,996      $12,025      $12,172     $11,426
Jun.'98  $11,462         $15,399      $12,871      $13,007     $12,163
Dec.'98  $11,986         $16,713      $13,059      $13,181     $12,270
Jun'99   $11,822         $18,782      $13,140      $13,247     $12,326
Dec.'99  $11,888         $20,229      $12,889      $12,980     $12,074
Dec.'00  $13,271         $18,386      $14,476      $14,541     $13,519
Dec.'01  $14,391         $16,202      $14,650      $14,669     $13,652


AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01



                           1 YEAR         INCEPTION**
-----------------------------------------------------
Institutional Shares       1.21%            8.32%
N Shares                   0.88%            8.46%
A Shares                  -4.57%            6.82%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares and A Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                               INTERNATIONAL FUND

PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS: 2001 was filled with crisis and opportunity and proved to be a challenging year for global equity markets. While the most notable occurrence was the tragedy of September 11th, investors were faced with a string of economic and corporate events. These included eleven aggressive rate cuts by the Federal Reserve, the collapse of a respected Fortune 500 company, another currency crisis in Argentina, an official US economic recession, an increasing number of people seeking unemployment benefits globally, the acceptance of China into the WTO, an energy crisis in California, and threats to OPEC's control over oil prices, to name a few. Clearly investors had a myriad of events to react to this year.
     Initial enthusiasm for European and Japanese stocks was led by the belief that the global economy would not suffer from a recession. By March, however, the GDP numbers coming out of Europe and Japan confirmed that the world was headed for a synchronized recession among the major global economies. Japanese economic indicators continued to hit new records. Unemployment rose to an all-time high of 5.4% and shows no signs of slowing. Industrial production set record declines in the second half, and bankruptcies continued at near record levels. The initial euphoria over the election of Mr. Koizumi as prime minister receded in the face of perpetual postponement and watering down of key economic reforms. Europe also succumbed to the global malaise and posted its worst annual return since 1990. The telecommunication, media and technology sectors' declines carried over from the previous year, affecting those major markets most exposed to these sectors, namely Japan, Finland, and Sweden.
     As we begin a new year, we expect to see calm restored to global financial markets and anticipate equities to be an attractive asset class. In our view, the aggressive valuations prevalent in previous years will not prevail, nor will the undue pessimism in the days immediately following September 11th. We believe that the Fund's portfolio is positioned in companies and sectors that will benefit from moderate economic growth. We also believe that international markets, trading near 17-year lows, have the valuation characteristics critical to positive performance in difficult environments.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


   GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE
                 INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2001.


                 INSTITUTIONAL
         INDEX       SHARES    N SHARES    A SHARES   B SHARES

1-Jan-92 $10,000   $10,000     $10,000     $ 9,450    $10,000
Dec-92   $ 8,815   $ 9,561     $ 9,540     $ 9,012    $ 9,344
Dec-93   $11,719   $11,914     $11,864     $11,194    $11,445
Dec-94   $12,664   $12,425     $12,351     $11,646    $11,805
Dec-95   $14,127   $12,945     $12,830     $12,083    $12,125
Dec-96   $15,025   $13,607     $13,456     $12,655    $12,569
Dec-97   $15,335   $12,945     $12,755     $11,982    $11,747
Dec-98   $18,453   $12,345     $12,138     $11,367    $10,986
Dec-99   $23,491   $15,718     $15,392     $14,414    $13,812
Dec-00   $20,212   $14,249     $13,929     $13,045    $12,403
Dec-01   $15,925   $11,501     $11,219     $10,505    $ 9,921



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR       5 YEAR     10 YEAR
----------------------------------------------------------
Institutional Shares       -19.29%      -3.31%       1.41%
N Shares                   -19.46%      -3.57%       1.16%
A Shares                   -23.91%      -4.74%       0.49%
B Shares                   -24.01%      -4.97%      -0.08%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%. The results for B Shares of the Fund assume a deduction of a contingent deferred sales charge applied for a complete redemption on the last business day of the period.

    Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40%, 1.65%, 1.75% and 2.40%, the estimated expense ratios of the Institutional Shares, N Shares, A Shares and B Shares of the International Fund, respectively, at commencement of operations.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                  FUND SUMMARY

                               [GRAPHIC OMITTED.]
                              EMERGING MARKETS FUND

PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS: Emerging markets reacted relatively well to the myriad of exogenous events that affected global markets in 2001. Even though they were faced with events that ranged from the terrorist attacks on September 11th to the deterioration of the global economy, the emerging markets asset class outperformed most developed market indices and finished the year with a small decline. In spite of domestic problems in Turkey and Argentina, sentiment towards the asset class improved through the year. The markets seem to finally have recognized the strength of the Asian economies, the integration of Eastern Europe to the West, as well as Mexico to the US, and the very attractive valuations in most emerging countries.
     Prior to the September 11th events, economic growth in the developed world for 2001 and 2002 was expected to be less than half the growth rates expected for the developing economies. While global growth expectations slowed down considerably following the terrorist attacks, the most recent forecasts still expect the developing economies to outpace the developed world. In addition to the faster expected growth rates, emerging economies, in general, are healthier today than they were in the last ten years. Interest rates are lower than they were before the Asian crisis. Inflation is also trending down, and fiscal discipline is more accepted than before, with the average inflation levels and fiscal deficits below their pre-crisis levels.
     Emerging markets valuations are at or near their lowest levels the asset class has seen since statistics have been kept. In spite of the nearly 35% upswing since the September lows, both the price-to-earnings ratio and the price-to-cash earnings ratio are showing very attractive levels, as emerging market stocks were sold off in sympathy with the global markets the last several quarters. Overall, emerging markets' earnings outlook remains attractive for the foreseeable future.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


    GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI
     EMERGING MARKETS FREE INDEX FROM INCEPTION THROUGH DECEMBER 31, 2001.

                 INSTITUTIONAL
         INDEX       SHARES      N SHARES    A SHARES

Oct.'97  $10,000     $9,340      $9,340      $9,450
Dec.'97  $ 9,867     $8,550      $8,540      $8,072
Dec.'98  $ 7,367     $5,886      $5,850      $5,510
Dec.'99  $12,259     $9,683      $9,598      $9,072
Dec.'00  $ 8,507     $6,919      $6,813      $6,458
Dec.'01  $ 8,305     $6,876      $6,790      $6,410



AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/01

                           1 YEAR      INCEPTION**
--------------------------------------------------
Institutional Shares       -0.60%       -8.53%
N Shares                   -0.33%       -8.80%
A Shares                   -6.24%       -10.04%


* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                               [GRAPHIC OMITTED.]
                                TAX INFORMATION
                                   (UNAUDITED)

For the year ended December 31, 2001, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                   SHORT-TERM CAPITAL     LONG-TERM CAPITAL
                                    GAIN, PER SHARE        GAIN, PER SHARE*
                                  -------------------    --------------------
FIXED INCOME FUNDS:               06/25/01   12/17/01    06/25/01    12/17/01
                                  --------   --------    --------    --------
Convertible Securities Fund ...    $ --       $   --      $0.334      $   --

EQUITY FUNDS:

Equity Fund ...................    $0.022     $   --      $0.672     $    --
Core Equity Fund ..............     0.086         --       0.769          --
Small-Cap Opportunity Fund ....        --         --       0.269          --
Small-Cap Value Fund ..........     0.235      0.018       0.477       1.671(1)
Index Fund ....................        --         --       0.108       0.629(2)
Balanced Fund .................     0.042         --          --          --

*   Long-term capital gains paid during 2001 are taxable at the rate of 20%.
(1) Qualified 5-year gain amount is $0.037 per share.
(2) Qualified 5-year gain amount is $0.629 per share.

FOR CORPORATE SHAREHOLDERS ONLY:

The percentage of dividends from net investment income declared for the year ended December 31, 2001, which qualify for the corporate dividends received deduction is as follows:

Equity Fund ..........................................................  100%
Equity Income Fund ...................................................  100%
Core Equity Fund .....................................................  100%
Small-Cap Value Fund .................................................  100%
Index Fund ...........................................................  100%
Technology Fund ......................................................  100%

FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND EMERGING MARKETS FUND:

For the year ended December 31, 2001, the International Fund and Emerging Markets Fund distributed $833,283 and $203,319, respectively, of foreign source income on which the International Fund and Emerging Markets Fund paid foreign taxes of $514,864 and $67,590, respectively. This information is being furnished pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                              HARRIS INSIGHT FUNDS
                          GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                     PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

AGENCY OBLIGATIONS -- 13.3%
FEDERAL HOME LOAN BANK -- 7.6%
    6.879%                     07/15/02         $15,000         $ 15,397,464
    2.200%                     12/05/02          25,250           25,214,927
                                                                ------------
                                                                  40,612,391
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORP.-- 5.7%
    2.500%                     11/07/02          30,000           29,996,433
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $70,608,824)                                              70,608,824
                                                                ------------
VARIABLE RATE OBLIGATIONS++ -- 46.0%
FEDERAL HOME LOAN BANK -- 15.9%
    1.515%                     01/02/02*         40,000           39,993,799
    1.748%                     01/17/02*         25,000           24,991,655
    1.770%                     03/18/02*         20,000           19,979,632
                                                                ------------
                                                                  84,965,086
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORP.-- 11.3%
    1.723%                     01/02/02*         30,000           29,997,453
    1.723%                     01/22/02*         30,000           29,997,453
                                                                ------------
                                                                  59,994,906
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 18.8%
    1.530%                     01/01/02*         20,000           19,994,604
    1.723%                     01/02/02*         20,000           19,992,943
    1.753%                     01/02/02*         30,000           29,991,984
    1.790%                     01/28/02*         30,000           29,996,653
                                                                ------------
                                                                  99,976,184
                                                                ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $244,936,176)                                            244,936,176
                                                                ------------
REPURCHASE AGREEMENTS -- 30.9%
  Bank of Tokyo N.A. 1.750%
  Agreement dated 12/31/01,
  proceeds at maturity
  $106,010,306 (Collateralized
  by $103,793,028 FHLB, FNMA,
  U.S. Treasury Bonds, and
  U.S. Treasury Notes 3.125%
  to 11.250%, due from 03/31/03
  to 02/15/31. The market value
  is $108,120,283.)            01/02/02         106,000          106,000,000


 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)             VALUE+
 ----------                    --------        --------        ------------

REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Holdings, Inc.
  1.600%
  Agreement dated 12/31/01,
  proceeds at maturity $58,508,098
  (Collateralized by $57,273,862
  FHLMC and FNMA 6.000% to
  8.000%, due from 11/01/13 to
  12/01/31. The market value is
  $59,670,966.)                01/02/02         $58,503        $ 58,502,898
                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $164,502,898)                                           164,502,898
                                                               ------------

                                               SHARES
                                             ----------
TEMPORARY INVESTMENTS -- 9.7%
AIM Short-Term Investment Trust
  Treasury Portfolio                         25,811,887          25,811,887
BlackRock Provident Institutional Funds -
  T-Fund                                     26,011,197          26,011,197
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $51,823,084)                                             51,823,084
                                                               ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $531,870,982)                                           531,870,982
                                                               ------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Interest receivable and other assets                              1,213,089
Dividends payable                                                  (677,917)
Accrued expenses                                                   (180,156)
                                                               ------------
                                                                    355,016
                                                               ------------
NET ASSETS -- 100.0%
Applicable to 249,434,418 Institutional
  Shares and 282,778,939 N Shares
  of beneficial interest outstanding,
  $.001 par value (Note 7)                                     $532,225,998
                                                               ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES
  AND N SHARES                                                         $1.00
                                                                       =====

--------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/01.
*  Date of next interest rate reset.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

ASSET-BACKED SECURITIES -- 0.3%
Ikon Receivables L.L.C., Series
  2001-1, Class A1
  (Cost $11,954,781)
    3.734%                     01/15/02        $ 11,912       $   11,954,781
                                                              --------------
COMMERCIAL PAPER-- 29.2%
Amstel Funding Corp.
    2.320%                     01/22/02         159,500          159,284,143
    2.580%                     01/22/02          41,391           41,328,707
Atlantis One Funding Corp.
    2.030%                     02/15/02          25,657           25,591,895
Enterprise Funding Corp.
    1.900%                     01/07/02          25,765           25,756,841
Galaxy Funding Corp.
    1.950%                     02/13/02          91,000           90,788,046
Giro Multi Funding Corp.
    1.910%                     01/10/02           3,343            3,341,404
Goldman Sachs Group, Inc.
    1.930%                     04/17/02         120,000          120,000,000
Ivory Funding Corp.
    2.030%                     01/03/02          25,045           25,042,175
    2.000%                     01/18/02          35,000           34,966,944
    1.870%                     01/23/02          50,000           49,942,861
    2.000%                     02/01/02          20,000           19,965,556
    2.120%                     02/07/02          44,365           44,268,334
    2.020%                     02/11/02          28,652           28,586,084
Lower Colorado River Authority
    2.090%                     02/06/02         106,000          106,000,000
Market Street Funding Corp.
    2.000%                     01/15/02          65,000           64,949,444
Mont Blanc Capital Corp.
    1.900%                     01/10/02           9,416            9,411,527
Municipal Electric Authority
  of Georgia
    1.890%                     03/08/02          34,920           34,920,000
North Coast Funding L.L.C.
    2.000%                     01/11/02          74,000           73,958,889
    1.900%                     01/23/02          80,000           79,907,111
Surrey Funding Corp.
    1.830%                     01/17/02          41,200           41,166,491
Thames Asset Global
  Securitization, Inc.
    1.810%                     01/14/02          57,662           57,624,311
    2.320%                     01/22/02          68,357           68,264,490
                                                              --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,205,065,253)                                        1,205,065,253
                                                              --------------
CORPORATE BONDS-- 10.8%
BellSouth Telecommunications,
  Inc.
    4.287%                     04/26/02          25,000           24,995,049
Beta Finance, Inc.
    2.420%                     11/21/02          40,000           39,971,950
    2.500%                     01/06/03          70,000           69,996,500
Countrywide Home Loans, Inc.
    4.470%                     05/17/02          50,000           49,994,411
    2.755%                     11/29/02          46,000           46,000,000



 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
Heller Financial, Inc.
    6.400%                     01/15/03        $ 45,000       $   46,773,277
K2 Corp.
    2.380%                     12/02/02          25,000           24,970,454
M&I Marshall & Ilsley Bank
    6.150%                     12/02/02          70,000           72,138,202
Tyco International Group S.A.
    6.875%                     09/05/02          70,221           71,487,141
                                                              --------------
TOTAL CORPORATE BONDS
  (Cost $446,326,984)                                            446,326,984
                                                              --------------
MUNICIPAL BONDS -- 0.2%
Connecticut State Housing Finance
  Authority Revenue Bonds VR
  (Cost $9,026,000)
    2.000%                     01/03/02           9,026            9,026,000
                                                              --------------
VARIABLE RATE OBLIGATIONS++ -- 56.0%
Bank of Nova Scotia
    2.150%                     02/21/02*         13,000           13,003,253
Beneficial Corp.
    2.216%                     02/11/02           5,000            5,000,737
Beta Finance, Inc.
    1.886%                     01/17/02*         50,000           50,003,845
Canadian Imperial Bank
    2.270%                     01/31/02*          5,000            5,001,561
Caterpillar Financial Services Corp.
    2.581%                     01/07/02*         71,000           71,000,000
    2.131%                     03/01/02*         20,000           20,000,000
CFM International
    2.100%                     01/07/02*         45,345           45,345,000
CIT Group, Inc.
    1.930%                     01/02/02*         50,000           49,987,816
    2.019%                     04/01/02*         46,500           46,497,830
Compass Securitization Corp.
    2.003%                     01/08/02         175,000          174,999,404
Constellation Energy Group
    3.056%                     01/17/02         150,000          150,000,000
Countrywide Home Loans, Inc.
    2.300%                     02/06/02*         67,500           67,509,901
    2.053%                     03/22/02           9,100            9,099,064
Four Winds Funding L.L.C.
    1.906%                     01/15/02*        168,000          168,000,000
General Motors Acceptance Corp.
    2.023%                     01/14/02*         48,500           48,494,409
    1.956%                     01/15/02          71,000           71,000,000
    1.970%                     01/18/02          49,250           49,250,000
    2.320%                     02/01/02          21,000              999,876
Goldman Sachs Group, Inc.
    2.610%                     01/15/02*         49,000           49,000,000
Household Finance Corp.
    2.000%                     01/28/02*        161,000          160,982,316
    2.100%                     01/28/02*         23,000           23,021,745
    2.140%                     03/12/02           5,000            5,001,866
    2.050%                     03/27/02           5,000            5,001,863
K2 Corp.
    2.124%                     01/02/02*         41,000           41,000,000
    2.144%                     01/02/02*        100,000          100,000,000


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)             VALUE+
 ----------                    --------        --------        -------------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
Key Bank N.A.
    1.980%                     03/18/02*       $ 20,000       $   20,021,994
Lehman Brothers Holdings, Inc.
    2.393%                     01/08/02*        101,900          102,063,269
    2.801%                     01/08/02*         30,000           30,043,981
    2.865%                     02/07/02*          2,000            2,005,462
Liberty Lighthouse US Capital Co.
    1.850%                     01/02/02*         50,000           50,000,000
    2.008%                     01/09/02*         81,000           80,986,036
    1.920%                     01/15/02*         50,000           50,000,000
Madison, Wisconsin, Community
  Development Authority Revenue
   Bonds
    2.150%                     01/02/02*          8,875            8,875,000
Merrill Lynch & Co., Inc.
    2.061%                     01/23/02*         30,000           30,030,682
Morgan Stanley Dean Witter & Co.
    1.956%                     01/15/02*         34,000           34,000,000
National Rural Utilities Cooperative
  Finance Corp.
    2.070%                     01/14/02*          7,400            7,407,719
    1.946%                     01/17/02*        146,500          146,499,705
Northern Rock P.L.C.
    1.916%                     01/17/02*        196,000          196,000,000
Oakland-Alameda County,
  California, Coliseum Authority
  Lease Revenue Bonds
    1.900%                     01/02/02*         14,300           14,300,000
Pennsylvania Economic
  Development Finance Authority
  Revenue Bonds
    2.150%                     01/03/02*          5,400            5,400,000
Rural Electric Cooperative Grantor
  Trust (Kansas Electric Power
  Cooperative)
    1.900%                     01/02/02*         12,030           12,030,000
Verizon Global Funding Corp.
    1.930%                     03/15/02*         90,000           89,997,857
                                                              --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $2,308,862,191)                                        2,308,862,191
                                                              --------------

                                                SHARES            VALUE+
                                               --------        -------------

TEMPORARY INVESTMENTS -- 5.1%
Dreyfus Cash Management
  Plus #719                                 206,050,910       $  206,050,910
Goldman Sachs Financial Square
  Money Market Portfolio                      3,392,535            3,392,535
                                                              --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $209,443,445)                                            209,443,445
                                                              --------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $4,190,678,654)                                        4,190,678,654
                                                              --------------
OTHER ASSETS AND LIABILITIES -- (1.6%)
Interest receivable and other assets                              11,296,155
Payable for securities purchased                                 (69,996,500)
Dividends payable                                                 (7,019,402)
Accrued expenses                                                  (1,382,612)
                                                              --------------
                                                                 (67,102,359)
                                                              --------------
NET ASSETS -- 100.0%
Applicable to 2,237,541,805 Institutional
  Shares, 1,542,382,295 N Shares and
  343,607,258 Exchange Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                    $4,123,576,295
                                                              ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES AND EXCHANGE SHARES                                 $1.00
                                                                       =====

--------------
+   See Note 2a to the Financial Statements.
++  Rate in effect on 12/31/01.
*   Date of next interest rate reset.
VR -- Variable rate demand note; interest rate in effect on 12/31/01. Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MUNICIPAL BONDS -- 97.8%
ALABAMA -- 0.9%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) VR
    2.100%                     01/07/02         $ 3,745        $   3,745,000
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series D VR
    1.750%                     01/02/02           5,000            5,000,000
                                                               -------------
                                                                   8,745,000
                                                               -------------
ALASKA -- 7.6%
Alaska State Housing Financial Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
    1.800%                     01/07/02          31,400           31,400,000
Anchorage, Alaska, Electric Utility Revenue
  Bonds Series 1996D VR
    1.600%                     01/07/02           7,500            7,500,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds TECP
    1.500%                     01/16/02          23,100           23,100,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Exxon Pipeline Co. Project) VR
    1.850%                     01/01/02          15,000           15,000,000
                                                               -------------
                                                                  77,000,000
                                                               -------------
CALIFORNIA -- 3.1%
California State Series B RANS
    1.810%                     01/07/02          17,000           17,000,000
California State Series C RANS
    1.544%                     01/07/02          15,000           15,000,000
                                                               -------------
                                                                  32,000,000
                                                               -------------
COLORADO -- 2.9%
Moffat County, Colorado, Pollution Control
  Revenue Bonds (National Rural Utilities
  Co-op) VR
    2.100%                     01/07/02          29,135           29,135,000
                                                               -------------
FLORIDA -- 6.5%
Jacksonville, Florida, Electric Authority TECP
    1.700%                     01/10/02          15,500           15,500,000
    2.100%                     01/11/02           3,500            3,500,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric Project) VR
    2.100%                     01/07/02           3,315            3,315,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric Project)
  Series D PS
    1.850%                     06/17/02          11,000           11,000,000
St. Lucie County, Florida, Pollution Control
  Revenue Bonds (Florida Power &
  Light Co.) VR
    1.750%                     01/01/02           5,000            5,000,000


 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Sunshine State, Florida, Governmental
  Financing Commission Series A TECP
    1.450%                     02/06/02         $10,000        $  10,000,000
Sunshine State, Florida, Governmental
  Financing Commission Series C TECP
    1.650%                     01/29/02           5,000            5,000,000
    1.400%                     03/08/02          12,784           12,784,000
                                                               -------------
                                                                  66,099,000
                                                               -------------
GEORGIA -- 2.9%
Burke County, Georgia, Development
  Authority Revenue Bonds PS
    2.250%                     01/03/02          10,000           10,000,000
Georgia Municipal Electric Authority
  (Project 1) Series A TECP
    1.500%                     01/09/02           7,100            7,100,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Gulf Power Co.) 2nd Series VR
    1.750%                     01/01/02           3,000            3,000,000
Putnam County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co.) VR
    1.750%                     01/01/02          10,000           10,000,000
                                                               -------------
                                                                  30,100,000
                                                               -------------
HAWAII -- 1.0%
ABN AMRO Munitops Certificates Trust
  (Hawaii) Series 11 PS
    3.400%                     03/01/02           9,980            9,980,000
                                                               -------------
ILLINOIS -- 9.6%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 2 VR
    1.700%                     01/07/02          10,000           10,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 3 VR
    1.700%                     01/07/02          15,000           15,000,000
Cary, Illinois, Special Tax Revenue Bonds
   (Foxford Special Service Area No. 2) VR
    1.750%                     01/07/02           8,230            8,230,000
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest Academy) VR
    1.750%                     01/07/02           4,000            4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park University) VR
    1.600%                     01/07/02          23,000           23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
    1.750%                     01/07/02          28,000           28,000,000
Illinois Health Facilities Authority Revenue
  Bonds (Southern Illinois Healthcare)
  Series B VR
    1.850%                     01/07/02           9,615            9,615,000
                                                               -------------
                                                                  97,845,000
                                                               -------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MUNICIPAL BONDS (CONTINUED)
INDIANA -- 7.7%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 5 VR
    1.700%                     01/07/02         $20,746        $  20,746,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series B VR
    1.700%                     01/07/02           4,200            4,200,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series B TECP
    1.800%                     02/04/02          10,000           10,000,000
Indiana State Office Building Commission
  Facilities Revenue Bonds (Pendleton
  Juvenile Facility) Series A VR
    1.600%                     01/07/02           9,600            9,600,000
Indiana State Office Commission TECP
    2.650%                     01/18/02          30,000           30,000,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co. Project) Series A VR
    1.800%                     01/07/02           3,845            3,845,000
                                                               -------------
                                                                  78,391,000
                                                               -------------
IOWA -- 0.4%
Polk County, Iowa, Hospital Equipment &
  Improvement Revenue Bonds VR
    1.850%                     01/07/02           4,525            4,525,000
                                                               -------------
KENTUCKY -- 3.7%
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series B VR
    1.600%                     01/07/02           9,550            9,550,000
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series C VR
    1.900%                     01/01/02          15,610           15,610,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
    2.100%                     01/07/02           7,620            7,620,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    2.100%                     01/07/02           5,260            5,260,000
                                                               -------------
                                                                  38,040,000
                                                               -------------
LOUISIANA -- 8.2%
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
    1.600%                     01/07/02          12,100           12,100,000
Louisiana Public Facilities Authority Hospital
  Revenue Bonds (Willis-Knighton Medical
  Center Project) VR
    1.600%                     01/07/02          32,855           32,855,000


 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
Louisiana State, Offshore Terminal
  Authority Deepwater Port Revenue
  Bonds (Loop, Inc. Project) VR
    1.850%                     01/02/02         $15,000        $  15,000,000
West Baton Rouge Parish, Louisiana,
  Industrial District No. 3 Revenue Bonds
  (Dow Chemical Co. Project) Series B VR
    1.900%                     01/01/02          23,200           23,200,000
                                                               -------------
                                                                  83,155,000
                                                               -------------
MARYLAND -- 1.0%
Montgomery County, Maryland, TECP
    2.400%                     02/11/02          10,100           10,100,000
                                                               -------------
MASSACHUSETTS -- 0.5%
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds
  (Capital Asset Program) Series B VR
    1.850%                     01/01/02           5,000            5,000,000
                                                               -------------
MICHIGAN -- 1.6%
Michigan State Strategic Fund Pollution
  Control Revenue Refunding Bonds
  (Consumers Power Project) VR
    1.900%                     01/01/02          13,400           13,400,000
Michigan State Strategic Fund Revenue
  Bonds (Detroit Symphony Project)
  Series B VR
    1.900%                     01/01/02           2,600            2,600,000
                                                               -------------
                                                                  16,000,000
                                                               -------------
MISSISSIPPI -- 1.2%
Claiborne County, Mississippi, TECP
    2.150%                     01/11/02           1,545            1,545,000
    2.050%                     02/07/02           6,300            6,300,000
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron Corp.
  Project) VR
    1.900%                     01/01/02           4,800            4,800,000
                                                               -------------
                                                                  12,645,000
                                                               -------------
MISSOURI -- 3.0%
Lees Summit, Missouri, Multifamily Housing
  (Affordable Housing Acquisition) Revenue
  Bonds VR
    1.800%                     01/07/02          20,650           20,650,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series B VR
    1.900%                     01/01/02          10,200           10,200,000
                                                               -------------
                                                                  30,850,000
                                                               -------------
NEBRASKA -- 2.4%
Lincoln, Nebraska, Electric Systems TECP
    2.400%                     02/11/02          13,600           13,600,000


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MUNICIPAL BONDS (CONTINUED)
NEBRASKA (CONTINUED)
Nebraska Public Power District TECP
    1.650%                     01/30/02         $11,000        $  11,000,000
                                                               -------------
                                                                  24,600,000
                                                               -------------
NEVADA -- 1.1%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 19 PS
    2.700%                     05/12/02          10,950           10,950,000
                                                               -------------
NEW JERSEY -- 1.0%
New Jersey Economic Development
  Authority Revenue Bonds (United Water
  New Jersey, Inc. Project) Series A VR
    1.850%                     01/01/02          10,000           10,000,000
                                                               -------------
NEW MEXICO -- 0.7%
Farmington, New Mexico, Pollution Control
  Revenue Bonds (Arizona Public Service
  Co.) Series A VR
    1.850%                     01/01/02           4,900            4,900,000
Farmington, New Mexico, Pollution Control
  Revenue Bonds (Arizona Public Service
  Co.) Series B VR
    1.850%                     01/01/02           2,100            2,100,000
                                                               -------------
                                                                   7,000,000
                                                               -------------
OHIO -- 1.3%
Ohio State Air Quality Development
  Authority Revenue Bonds (Cleveland
  Electric) Series A TECP
    2.650%                     02/12/02           8,400            8,400,000
Ohio State Air Quality Development
  Authority Revenue Bonds (Environmental
  Improvement - USX Corp. Project) VR
    1.550%                     01/07/02           5,000            5,000,000
                                                               -------------
                                                                  13,400,000
                                                               -------------
OKLAHOMA -- 3.6%
Muskogee, Oklahoma, Industrial Trust
  Pollution Control Revenue Bonds
  (Oklahoma Gas & Electric Co.)
  Series A VR
    2.750%                     01/07/02          36,600           36,600,000
                                                               -------------
OREGON -- 2.0%
Multnomah County, Oregon, (Portland
  School District No.1J) TRANS
    3.250%                     06/28/02          20,000           20,062,696
                                                               -------------
TENNESSEE-- 0.5%
Metropolitan Government Nashville &
  Davidson Counties, Tennessee, Health &
  Educational Facilities Board Revenue
  Bonds (Ascension Health Credit)
  Series B-1 PS
    1.650%                     07/02/02           5,000            5,000,000
                                                               -------------


 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MUNICIPAL BONDS (CONTINUED)
TEXAS -- 9.9%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 8 VR
    1.700%                     01/07/02         $ 5,000        $   5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 13 PS
    2.800%                     07/17/02           6,000            6,000,000
Austin, Texas, Combined Utility
  System TECP
    1.550%                     02/07/02           2,500            2,500,000
    2.000%                     02/07/02           2,200            2,200,000
    2.650%                     02/11/02           2,381            2,381,000
Denton, Texas, Independent School District
  General Obligation Bonds Series B PS
    2.650%                     02/15/02          10,000           10,000,000
Harris County, Texas, Health Facility
  Development Corp. Hospital Revenue
  Bonds (Texas Children's Hospital)
  Series B-1 VR
    1.900%                     01/01/02          17,900           17,900,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation
  Project) VR
    1.900%                     01/07/02          17,600           17,600,000
Sabine River Authority, Texas, Industrial
  Development Revenue Bonds (National
  Rural Utilities Project) PS
    2.650%                     02/15/02           1,750            1,750,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    1.800%                     01/07/02          25,100           25,100,000
Texas State General Obligation Notes
  Series N14 VR
    1.850%                     01/07/02          10,000           10,000,000
                                                               -------------
                                                                 100,431,000
                                                               -------------
UTAH -- 1.8%
Intermountain Power Agency
  Series B-1 TECP
    1.400%                     02/06/02           3,000            3,000,000
    2.550%                     02/08/02          10,200           10,200,000
Utah County, Utah, Environmental
  Improvement Revenue Bonds (USX
  Corp. Project) VR
    1.550%                     01/07/02           5,000            5,000,000
                                                               -------------
                                                                  18,200,000
                                                               -------------
VIRGINIA -- 2.2%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
    1.850%                     01/07/02          22,600           22,600,000
                                                               -------------
WASHINGTON -- 1.6%
Clark County, Washington, Public Utility
  District No.001 BANS
    4.000%                     03/26/02           4,625            4,632,930


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)             VALUE+
 ----------                    --------        --------       --------------

MUNICIPAL BONDS (CONTINUED)
WASHINGTON (CONTINUED)
Issaquah, Washington, Community
  Properties Special Revenue Bonds
  Series A VR
    1.700%                     01/07/02         $10,000       $   10,000,000
Washington State Health Care Facilities
  Authority Revenue Bonds (Fred
  Hutchinson Cancer Center) VR
    1.950%                     01/01/02           1,700            1,700,000
                                                              --------------
                                                                  16,332,930
                                                              --------------
WEST VIRGINIA -- 1.5%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 PS
    2.000%                     05/15/02          15,000           15,000,000
                                                              --------------
WISCONSIN -- 5.4%
Antigo, Wisconsin, University School
  District TRANS
    2.500%                     10/30/02           4,900            4,909,906
Brown Deer, Wisconsin, School
  District TRANS
    2.600%                     10/17/02           1,850            1,852,419
Burlington Area, Wisconsin, School
  District TRANS
    2.750%                     09/20/02           6,500            6,503,619
Elkhorn, Wisconsin, Area School
  District TRANS
    3.250%                     08/23/02           4,800            4,809,229
Hartford, Wisconsin, School District TRANS
    2.750%                     09/30/02           4,100            4,103,565
Howard Suamico, Wisconsin, School
  District TRANS
    2.850%                     08/23/02           4,500            4,505,324
Lodi, Wisconsin, School District TRANS
    2.500%                     10/30/02           3,500            3,507,913
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
    1.650%                     01/07/02           2,000            2,000,000
Oak Creek-Franklin, Wisconsin, Joint
  School District BANS
    3.600%                     01/04/02           3,310            3,310,000
Oconomowoc Area, Wisconsin, School
  District BANS
    2.750%                     04/15/02           3,300            3,302,209
Onalaska, Wisconsin, School District TRANS
    2.500%                     10/17/02           2,800            2,805,837
Sauk County, Wisconsin BANS
    2.850%                     09/03/02           8,000            8,004,507
Stoughton, Wisconsin, Area School
  District TRANS
    2.500%                     10/30/02           2,500            2,504,242
Vilas County, Wisconsin BANS
    2.250%                     08/01/02           1,500            1,501,712
West de Pere, Wisconsin, School
  District TRANS
    2.700%                     10/28/02           1,750            1,752,379
                                                              --------------
                                                                  55,372,861
                                                              --------------


 ANNUALIZED                                      PAR
 YIELD/RATE                    MATURITY         (000)              VALUE+
 ----------                    --------        --------       --------------

MUNICIPAL BONDS (CONTINUED)
WYOMING -- 1.0%
Gillette, Wyoming, Pollution Control
  Revenue Bonds (Pacificorp) VR
    1.850%                     01/07/02         $ 2,515       $    2,515,000
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Project) Series A VR
    2.050%                     01/01/02           8,000            8,000,000
                                                              --------------
                                                                  10,515,000
                                                              --------------
TOTAL MUNICIPAL BONDS
  (Cost $995,674,487)                                            995,674,487
                                                              --------------

                                               SHARES
                                             ----------
TEMPORARY INVESTMENTS -- 2.0%
Dreyfus Tax-Exempt Cash
  Management #264                             6,787,025            6,787,025
Federated Tax-Free Obligation Fund           12,589,438           12,589,438
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio           1,351,456            1,351,456
                                                              --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $20,727,919)                                              20,727,919
                                                              --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,016,402,406)                                        1,016,402,406
                                                              --------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Interest receivable and other assets                               3,914,471
Dividends payable                                                 (1,317,882)
Accrued expenses                                                    (304,025)
                                                              --------------
                                                                   2,292,564
                                                              --------------
NET ASSETS -- 100.0%
Applicable to 788,160,077 Institutional
  Shares and 230,538,677 N Shares
  of beneficial interest outstanding,
  $.001 par value (Note 7)                                    $1,018,694,970
                                                              ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE EACH FOR
  INSTITUTIONAL SHARES AND N SHARES                                    $1.00
                                                                       =====

----------
+     See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/01. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note
RANS -- Revenue Anticipation Note
TANS -- Tax Anticipation Note.
TECP -- Tax-Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

AGENCY OBLIGATIONS -- 0.1%
Federal National Mortgage Association
  (Cost $182,978)
    6.000%                     05/15/08          $  195        $     202,545
                                                               -------------
ASSET-BACKED SECURITIES -- 14.0%
BankBoston Marine Asset-Backed Trust
  Series 1997-2, Class A7
    6.820%                     04/15/13             500              522,648
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                     09/25/08           1,753            1,838,960
Capital One Master Trust Series 2001-7A,
  Class A
    3.850%                     08/15/07           1,275            1,262,596
Charming Shoppes Master Trust Series
  1997-1, Class A
    2.246%                     04/15/06           2,500            2,490,625
CIT Equipment Collateral Series 2000-2,
  Class A4
    6.930%                     07/20/11           1,895            1,999,306
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
    7.450%                     09/15/07           1,550            1,631,375
Credit Card Receivable Trust Series
  1998-IA, Class A
    6.478%                     12/22/04           1,920            1,996,646
Daimler Chrysler Auto Trust Series
  2001-D, Class A3
    3.150%                     11/06/05           3,500            3,472,719
Household Home Equity Loan Trust
  Series 1999-1, Class A3
    7.210%                     10/20/30           4,365            4,542,462
Lehman Asset-Backed Securities
  Manufactured Housing Contract
  Series 2001-B, Class A4
    5.270%                     09/15/18           3,000            2,939,390
MBNA Master Credit Card Trust
  Series 1998-C, Class C
    6.350%                     11/15/05           2,000            2,066,875
New Century Home Equity Loan Trust
  Series 1997-NC6, Class A6
    7.010%                     05/25/26           4,500            4,695,633
PSE&G Transition Funding LLC Series
  2001-1, Class A6
    6.610%                     06/15/15           2,250            2,332,958
Toyota Auto Receivables Owner Trust
  Series 2000-A, Class A4
    7.210%                     04/15/07           2,018            2,146,846
                                                               -------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $33,112,996)                                              33,939,039
                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.5%
Bank of America-First Union N.B.
  Commercial Series 2001-3, Class XP IO
    1.762%                     04/11/37          17,445            1,791,925
Bear Stearns Mortgage Securities, Inc.
  Series 1997-2, Class A4
    6.500%                     03/28/09           3,483            3,529,845


  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A4
    4.908%                     11/25/08         $ 2,674        $   2,692,064
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A5
    10.032%                    11/25/08             899              923,361
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A6
    8.500%                     11/25/08             541              562,668
Countrywide Funding Corp. Series 1994-5,
  Class A7F
    4.728%                     03/25/09           2,915            2,916,880
Countrywide Funding Corp. Series 1994-5,
  Class A7S
    9.620%                     03/25/09           1,097            1,128,291
Countrywide Funding Corp. Series 1994-5,
  Class A7T
    9.000%                     03/25/09             696              725,944
DLJ Commercial Mortgage Corp. Series
  1998-CF2, Class A1A
    5.880%                     11/12/31           2,072            2,119,803
DLJ Mortgage Acceptance Corp. Series
  1995-Q1, Class A1-S IO
    1.841%                     03/25/25              37               10,777
DLJ Mortgage Acceptance Corp. Series
  1996-M, Class A1
    6.863%                     11/28/11           3,145            3,195,349
DLJ Mortgage Acceptance Corp. Series
  1997-CF2, Class CP IO
    1.364%                     11/15/04          51,000            1,776,483
Federal Home Loan Mortgage Corp. Series
  150, Class IO
    7.500%                     07/01/23             890              212,056
Federal Home Loan Mortgage Corp. Series
  1597, Class G PO
    7.500%                     07/15/23             462              455,617
Federal Home Loan Mortgage Corp. Series
  2100, Class GA
    6.000%                     04/15/12           3,416            3,527,239
Federal National Mortgage Association
  Series 1993-183, Class M
    6.500%                     07/25/23           1,762            1,792,675
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                     03/25/27          11,670              539,381
Federal National Mortgage Association
  Series 1997-70, Class PE PO
    9.556%                     04/25/22           2,333            1,962,365
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.744%                     12/28/28           1,544            1,601,001
Federal National Mortgage Association
  Series 2001-60, Class PQ
    5.500%                     10/25/20           6,000            6,058,924
Federal National Mortgage Association
  Series 2001-69, Class PE
    6.000%                     11/25/15           3,000            3,004,320


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
LB Commercial Conduit Mortgage Trust
  Series 1999-C2, Class A2
    7.325%                     09/15/09          $  780        $     836,420
LB-UBS Commercial Mortgage Trust Series
  2000-C4, Class A1
    7.180%                     09/15/09           1,872            1,993,230
LB-UBS Commercial Mortgage Trust Series
  2001-C2, Class A1
    6.270%                     10/15/10           2,195            2,260,810
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                     09/15/08           2,260            2,299,570
Morgan Stanley Dean Witter Capital I Series
  2001-TOP1, Class X2 IO
    1.060%                     02/15/08           19,930           1,145,795
Morgan Stanley Dean Witter Capital I Series
  2001-TOP3, Class A4
    6.390%                     07/15/33           1,500            1,513,810
Norwest Asset Securities Corp. Series
  1998-6, Class A15
    6.750%                     04/25/28           2,140            2,195,169
PNC Mortgage Securities Corp. Series
  1996-2, Class A4
    6.600%                     02/25/11           4,534            4,650,747
Structured Asset Securities Corp. NIM Trust
  Series 2001-1, Class A
    7.500%                     07/27/30             718              714,754
Structured Asset Securities Corp. Series
  1998-RF3, Class AIO IO
    6.100%                     06/15/28           7,859            1,375,274
                                                               -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $59,554,003)                                              59,512,547
                                                               -------------
MORTGAGE-BACKED SECURITIES-- 7.5%
Federal Home Loan Mortgage Corp.
  Pool #C00515
    7.500%                     05/01/27             262              272,035
Federal National Mortgage Association
    6.000%                     01/15/17           2,315            2,323,681
    6.500%                     01/15/17           4,000            4,082,500
Federal National Mortgage Association
  Pool #305189
    9.000%                     01/01/25              17               18,386
Federal National Mortgage Association
  Pool #305555
    9.000%                     01/01/25              73               78,551
Federal National Mortgage Association
  Pool #306031
    9.000%                     02/01/25              67               72,990
Federal National Mortgage Association
  Pool #306674
    9.000%                     03/01/25              34               36,891
Federal National Mortgage Association
  Pool #317306
    9.000%                     07/01/25              44               47,843
Federal National Mortgage Association
  Pool #338001
    9.000%                     10/01/25               4                3,851


  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #585727
    6.000%                     05/01/16         $ 6,893        $   6,916,349
Government National Mortgage Association
  Pool #326150
    7.000%                     09/15/23             120              123,181
Government National Mortgage Association
  Pool #333668
    7.000%                     07/15/23             293              302,249
Government National Mortgage Association
  Pool #345039
    7.000%                     09/15/23             391              402,907
Government National Mortgage Association
  Pool #345536
    7.000%                     01/15/24             246              253,384
Government National Mortgage Association
  Pool #351638
    7.000%                     06/15/23             449              463,226
Government National Mortgage Association
  Pool #377553
    7.000%                     07/15/25             450              462,774
Government National Mortgage Association
  Pool #383330
    7.000%                     07/15/25             424              436,560
Government National Mortgage Association
  Pool #391901
    7.000%                     07/15/25             334              343,585
Government National Mortgage Association
  Pool #397755
    7.000%                     05/15/24             362              372,925
Government National Mortgage Association
  Pool #406568
    7.000%                     07/15/25             485              499,348
Government National Mortgage Association
  Pool #407660
    7.000%                     07/15/25             336              345,467
Government National Mortgage Association
  Pool #780023
    7.000%                     09/15/24             389              401,150
                                                               -------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $17,987,824)                                              18,259,833
                                                               -------------
CONVERTIBLE CORPORATE BONDS -- 0.4%
TELEPHONES
Nortel Networks Corp., Series 144A
  (Cost $930,000)
    4.250%                     09/01/08             930              905,587
                                                               -------------
CORPORATE BONDS -- 39.7%
ELECTRIC -- 1.8%
Constellation Energy Group
    7.875%                     04/01/05           2,210            2,381,629
PSEG Power L.L.C.
    6.875%                     04/15/06           2,000            2,050,042
                                                               -------------
                                                                   4,431,671
                                                               -------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK -- 7.2%
Bank of America Corp.
    7.400%                     01/15/11         $ 1,650        $   1,772,093
Bank One Corp.
    6.400%                     08/01/02           2,500            2,557,642
BankAmerica Corp.
    7.500%                     10/15/02           2,320            2,406,200
M & T Bank
    8.000%                     10/01/10           2,500            2,736,150
Mercantile Bancorp
    7.050%                     06/15/04           1,670            1,776,321
Sanwa Bank, Ltd.
    7.400%                     06/15/11           1,000              934,366
Union Planters Corp.
    7.750%                     03/01/11           1,750            1,866,755
Washington Mutual Bank F.A.
    6.875%                     06/15/11           1,920            1,973,587
Wells Fargo & Co.
    6.375%                     08/01/11           1,525            1,550,562
                                                               -------------
                                                                 17,573,676
                                                               -------------
FINANCE - NON-BANK -- 10.1%
Associates Corp. of North America
    5.750%                     10/15/03             190              198,045
Beneficial Corp.
    8.400%                     05/15/08              45               49,131
Boeing Capital Corp.
    7.375%                     09/27/10           1,000            1,059,462
Capital One Bank
    8.250%                     06/15/05           3,525            3,658,382
ERP Operating LP
    7.100%                     06/23/04           2,500            2,628,825
Ford Motor Credit Corp.
    7.375%                     02/01/11             700              689,118
    7.250%                     10/25/11           1,620            1,579,181
General Motors Acceptance Corp.
    7.625%                     06/15/04           2,375            2,520,747
    6.875%                     09/15/11           2,000            1,962,530
Goldman Sachs Group, Inc.
    7.625%                     08/17/05           2,200            2,382,593
Household Finance Corp.
    6.375%                     10/15/11           2,850            2,762,343
Lehman Brothers Holdings, Inc.
    6.250%                     05/15/06           1,935            1,984,062
Morgan Stanley Dean Witter & Co.
    7.125%                     08/15/03           2,300            2,421,592
    5.625%                     01/20/04             535              554,049
                                                               -------------
                                                                  24,450,060
                                                               -------------
INDUSTRIAL-- 11.7%
AOL Time Warner, Inc.
    6.125%                     04/15/06           1,315            1,344,436
    6.750%                     04/15/11             225              230,964
Cendant Corp.
    6.875%                     08/15/06             850              821,840
Comcast Cable Communications, Inc.
    8.375%                     05/01/07           2,000            2,207,580
    6.750%                     01/30/11             575              578,471


  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
ConAgra Foods, Inc.
    6.750%                     09/15/11         $   975        $     997,872
Delphi Auto Systems Corp.
    6.550%                     06/15/06           1,000            1,002,109
Federated Department Stores, Inc.
    8.500%                     06/01/10           2,000            2,211,796
Lockheed Martin Corp.
    7.250%                     05/15/06           2,650            2,847,385
Mirage Resorts, Inc.
    6.750%                     02/01/08           1,100            1,043,452
Pharmacia Corp.
    5.750%                     12/01/05           2,480            2,546,628
Safeway, Inc.
    6.850%                     09/15/04           3,805            4,024,587
Sears, Roebuck & Co. MTN
    8.390%                     02/14/02             800              804,154
Tyco International Group S.A.
    6.375%                     06/15/05           2,300            2,371,224
Unilever Capital Corp.
    6.875%                     11/01/05           2,500            2,670,270
Viacom, Inc.
    7.700%                     07/30/10           2,460            2,673,863
                                                               -------------
                                                                  28,376,631
                                                               -------------
NATURAL GAS -- 0.8%
Duke Energy Field Services
    7.875%                     08/16/10           1,500            1,586,956
Enron Corp.**
    6.625%                     11/15/05           2,255              451,000
                                                               -------------
                                                                   2,037,956
                                                               -------------
OIL-- 2.2%
Conoco, Inc.
    5.450%                     10/15/06           1,305            1,306,865
Petro Mexicanos Finance, Ltd.
    5.720%                     11/15/03           1,463            1,483,706
Phillips Petroleum Co.
    8.500%                     05/25/05           2,300            2,545,403
                                                               -------------
                                                                   5,335,974
                                                               -------------
TELEPHONES -- 5.3%
GTE North, Inc.
    6.400%                     02/15/05           2,075            2,140,999
Qwest Capital Funding, Inc.
    7.900%                     08/15/10           2,190            2,231,424
Sprint Capital Corp.
    5.875%                     05/01/04           1,175            1,203,552
    7.125%                     01/30/06           1,315            1,371,917
Verizon Wireless, Inc.
    5.375%                     12/15/06           1,300            1,295,433
Vodafone Group P.L.C.
    6.650%                     05/01/08           2,000            2,071,606
WorldCom, Inc.
    7.500%                     05/15/11           2,430            2,503,870
                                                               -------------
                                                                  12,818,801
                                                               -------------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 0.6%
CSX Corp.
    6.750%                     03/15/11          $  410         $    417,232
United Air Lines, Inc. Series 2001-1,
  Class A2
    7.730%                     07/01/10           1,145            1,039,649
                                                                ------------
                                                                   1,456,881
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $95,142,743)                                              96,481,650
                                                                ------------
YANKEE BONDS-- 1.5%
Banco Santiago S.A.
  (Cost $3,717,740)
    7.000%                     07/18/07           3,730            3,731,526
                                                                ------------
U.S. TREASURY OBLIGATIONS-- 7.8%
U.S. TREASURY BILLS*-- 0.2%
    3.230%                     02/07/02             185              184,685
    3.240%                     02/07/02             150              149,745
                                                                ------------
                                                                     334,430
                                                                ------------
U.S. TREASURY NOTES -- 7.6%
    7.000%                     07/15/06             735              814,357
    6.000%                     08/15/09          16,515           17,605,898
    6.500%                     02/15/10             100              109,859
                                                                ------------
                                                                  18,530,114
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $19,345,825)                                              18,864,544
                                                                ------------


                                               SHARES             VALUE+
                                              ---------        -------------


TEMPORARY INVESTMENTS -- 4.5%
Goldman Sachs Financial Square Money
  Market Portfolio                            6,001,922         $  6,001,922
J.P. Morgan Institutional Prime Money
  Market Portfolio                            4,896,018            4,896,018
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $10,897,940)                                              10,897,940
                                                                ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $240,872,049)                                           $242,795,211
                                                                ============
--------------
+  See Note 2a to the Financial Statements.
*  Securities pledged as collateral for futures contracts.
** Security in default.
MTN -- Medium Term Note.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                                        UNREALIZED
                                       NUMBER OF       APPRECIATION
                                       CONTRACTS      (DEPRECIATION)
                                       ---------      --------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2002          56             $(46,812)
Futures Contracts-- Short Position
  U.S. Treasury Notes, March 2002          45               10,199
                                          ---             --------
Total Futures Contracts                   101             $(36,613)
                                          ===             ========


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $240,872,049) ....................................     $242,795,211
   Short-term investments held as collateral for securities on loan ............        1,150,000
   Interest receivable .........................................................        2,851,108
   Receivable for capital stock sold ...........................................          159,000
   Futures margin receivable ...................................................           28,578
   Other assets ................................................................           19,845
                                                                                     ------------
          Total assets .........................................................      247,003,742
                                                                                     ------------

LIABILITIES
   Payable upon return of collateral on securities loaned ......................        1,150,000
   Payable for securities purchased ............................................        6,410,952
   Payable for capital stock redeemed ..........................................          502,105
   Dividends payable ...........................................................          911,744
   Accrued expenses ............................................................          124,788
                                                                                     ------------
          Total liabilities ....................................................        9,099,589
                                                                                     ------------

NET ASSETS
Applicable to 22,349,585 Institutional Shares, 622,394 N Shares,
   93,041 A Shares and 2,560 B Shares of beneficial interest outstanding,
   $.001 par value (Note 7) ....................................................     $237,904,153
                                                                                     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($230,499,065/22,349,585) ...................................................           $10.31
                                                                                           ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($6,419,114/622,394) ........................................................           $10.31
                                                                                           ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($959,569/93,041) ...........................................................           $10.31
                                                                                           ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.31/0.965) (Note 5) .....................................................           $10.68
                                                                                           ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM
   CONTINGENT DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($26,405/2,560) .............................................................           $10.31
                                                                                           ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

ASSET-BACKED SECURITIES-- 8.2%
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                     09/25/08          $  945          $   991,339
Capital One Master Trust Series
  2001-7A, Class A
    3.850%                     08/15/07           2,480            2,455,874
Charming Shoppes Master Trust
  Series 1997-1, Class A
    2.246%                     04/15/06           2,500            2,490,625
CIT Equipment Collateral Series 2000-2,
  Class A4
    6.930%                     07/20/11           1,450            1,529,812
Citibank Credit Card Issuance Trust Series
  2000-C1, Class C1
    7.450%                     09/15/07             625              657,813
First Plus Home Loan Trust Series 1997-3,
  Class A6
    7.080%                     07/10/17             187              188,217
Household Home Equity Loan Trust Series
  1999-1, Class A3
    7.210%                     10/20/30           3,000            3,121,967
Lehman Asset-Backed Securities
  Manufactured Housing Contract
  Series 2001-B, Class A4
    5.270%                     09/15/18           1,310            1,283,534
MBNA Master Credit Card Trust Series
  1998-C, Class C
    6.350%                     11/15/05           2,250            2,325,234
PSE&G Transition Funding LLC Series
  2001-1, Class A6
    6.610%                     06/15/15           2,750            2,851,393
Team Fleet Financing Corp. Series 1997-1,
  Class A
    7.350%                     05/15/03           1,354            1,354,798
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $18,829,070)                                              19,250,606
                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.9%
Bank of America-First Union N.B.
  Commercial Series 2001-3, Class XP IO
    1.762%                     04/11/37          17,445            1,791,925
Chase Commercial Mortgage Securities
  Corp. Series 1997-1, Class A1
    7.270%                     07/19/04              39               39,115
Chase Mortgage Finance Corp. Series
  1999-S10, Class A18
    6.500%                     08/25/29           2,700            2,741,607
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A4
    4.908%                     11/25/08           1,396            1,406,046
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A5
    10.032%                    11/25/08             469              482,265
Citicorp Mortgage Securities, Inc. Series
  1993-13, Class A6
    8.500%                     11/25/08             283              293,878



  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
DLJ Commercial Mortgage Corp. Series
  1998-CF2, Class A1A
    5.880%                     11/12/31         $ 4,363          $ 4,465,201
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
    6.863%                     11/28/11             419              426,046
Federal Home Loan Mortgage Corp.
  Series 199, Class IO
    6.500%                     08/01/28           5,232            1,275,266
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
    7.000%                     05/15/26           4,773            4,815,289
Federal Home Loan Mortgage Corp.
  Series 1875, Class SA IO
    39.638%                    09/15/03           2,993              905,329
Federal Home Loan Mortgage Corp.
  Series 2075, Class QG
    6.250%                     12/15/26           3,035            3,018,641
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
    6.000%                     05/15/14           2,412            2,391,643
Federal Home Loan Mortgage Corp.
  Series 2390, Class PW
    6.000%                     04/15/15           5,195            5,082,778
Federal National Mortgage Association
  Series 145, Class 1 PO
    9.000%                     06/25/22             846              701,902
Federal National Mortgage Association
  Series 1993-187, Class L
    6.500%                     07/25/23           4,623            4,645,375
Federal National Mortgage Association
  Series 1993-210, Class S
    10.094%                    11/25/23           1,145            1,060,556
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                     03/25/27           5,903              272,841
Federal National Mortgage Association
  Series 2001-60, Class PQ
    5.500%                     10/25/20           2,385            2,408,422
Federal National Mortgage Association
  Series 2001-69, Class PE
    6.000%                     11/25/15           7,000            7,010,080
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
    7.180%                     09/15/09           1,049            1,117,417
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
    6.220%                     02/15/30             720              748,043
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                     09/15/08           1,080            1,098,910
Morgan Stanley Dean Witter Capital I
  Series 2001-TOP1, Class X2 IO
    1.060%                     02/15/08          19,930            1,145,795
Morgan Stanley Dean Witter Capital I
  Series 2001-TOP3, Class A4
    6.390%                     07/15/33             800              807,365


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Norwest Asset Securities Corp. Series
  1999-15, Class A1
    6.250%                     06/25/14         $ 5,502          $ 5,631,787
PNC Mortgage Securities Corp. Series
  1998-9, Class 2A2 PO
    10.293%                    09/25/13           1,237            1,059,575
PNC Mortgage Securities Corp. Series
  1998-11, Class 2A2 PO
    10.289%                    11/25/13           2,592            2,219,560
PNC Mortgage Securities Corp. Series
  1999-2, Class 5X IO
    6.250%                     02/25/14           3,900              491,099
Residential Asset Securitization Trust
  Series 1998-A5, Class A5
    6.750%                     06/25/28           3,500            3,557,618
Residential Funding Mortgage Security I
  Series 1993-S20, Class A11
    7.250%                     06/25/08           1,390            1,452,667
Structured Asset Securities Corp. NIM Trust
  Series 2001-1, Class A
    7.500%                     07/27/30             718              714,754
Structured Asset Securities Corp. Series
  1998-RF3, Class AIO IO
    6.100%                     06/15/28           3,757              657,538
                                                                 -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $64,057,440)                                              65,936,333
                                                                 -----------
MORTGAGE-BACKED SECURITIES -- 14.1%
Federal National Mortgage Association
    6.000%                     01/15/17           4,835            4,853,131
    6.500%                     01/15/17           4,000            4,082,500
    6.000%                     01/15/32           3,045            2,979,818
Federal National Mortgage Association
  Pool #250888
    7.000%                     04/01/12             667              693,548
Federal National Mortgage Association
  Pool #305555
    9.000%                     01/01/25              74               80,265
Federal National Mortgage Association
  Pool #359740
    7.000%                     10/01/26              63               64,662
Federal National Mortgage Association
  Pool #364248
    7.000%                     01/01/27             187              191,322
Federal National Mortgage Association
  Pool #364731
    7.000%                     12/01/26             115              118,196
Government National Mortgage Association
  Pool #442138
    8.000%                     11/15/26           1,703            1,801,244
Government National Mortgage Association
  Pool #555127
    7.000%                     09/15/31          10,062           10,294,630
Government National Mortgage Association
  Pool #780167
    7.000%                     12/15/24           3,634            3,745,132



  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #781040
    7.500%                     11/15/17         $ 4,148          $ 4,379,209
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $33,117,285)                                              33,283,657
                                                                 -----------
CONVERTIBLE CORPORATE BONDS -- 0.3%
TELEPHONES
Nortel Networks Corp., Series 144A
  (Cost $830,000)
    4.250%                     09/01/08             830              808,213
                                                                 -----------
CORPORATE BONDS -- 29.8%
ELECTRIC -- 3.8%
American Electric Power Co., Inc.
    6.125%                     05/15/06           2,000            1,981,706
Constellation Energy Group
    7.875%                     04/01/05           2,000            2,155,320
Duke Capital Corp.
    8.000%                     10/01/19           1,500            1,644,287
PSEG Power L.L.C.
    6.875%                     04/15/06           2,000            2,050,042
Public Service Electric & Gas Co.
    6.500%                     05/01/04          41,000            1,040,120
                                                                 -----------
                                                                   8,871,475
                                                                 -----------
FINANCE - BANK-- 4.5%
Bank of America Corp.
    7.400%                     01/15/11           2,180            2,341,311
M & T Bank
    8.000%                     10/01/10           2,000            2,188,920
Mercantile Bancorp
    7.050%                     06/15/04           1,500            1,595,498
Sanwa Bank, Ltd.
    7.400%                     06/15/11           1,000              934,366
Union Planters Corp.
    7.750%                     03/01/11           1,215            1,296,061
Wells Fargo & Co.
    6.375%                     08/01/11           2,175            2,211,457
                                                                 -----------
                                                                  10,567,613
                                                                 -----------
FINANCE - NON-BANK -- 8.3%
AXA
    8.600%                     12/15/30           1,600            1,793,886
Capital One Bank
    8.250%                     06/15/05           1,900            1,971,894
ERP Operating LP
    7.100%                     06/23/04           3,500            3,680,355
Ford Motor Credit Corp.
    5.800%                     01/12/09             675              615,101
General Motors Acceptance Corp.
    7.625%                     06/15/04           1,720            1,825,551
    6.750%                     01/15/06             350              356,074
    5.850%                     01/14/09             110              103,528
    6.875%                     09/15/11           1,820            1,785,902
Goldman Sachs Group, Inc.
    7.625%                     08/17/05           2,000            2,165,994



                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Hartford Life, Inc.
    7.650%                     06/15/27          $  135        $     144,226
Household Finance Corp.
    6.375%                     10/15/11             585              567,007
Lehman Brothers Holdings, Inc.
    6.250%                     05/15/06             750              769,016
Morgan Stanley Dean Witter & Co.
    6.750%                     04/15/11             260              266,455
    7.125%                     08/15/03           1,500            1,579,299
Salomon Smith Barney Holdings, Inc.
    6.500%                     10/15/02             200              206,150
Spieker Properties LP
    6.800%                     05/01/04           1,670            1,743,103
                                                               -------------
                                                                  19,573,541
                                                               -------------
INDUSTRIAL -- 6.1%
Boeing Co.
    8.750%                     09/15/31             590              715,783
Cendant Corp.
    6.875%                     08/15/06             415              401,251
Comcast Cable Communications, Inc.
    6.750%                     01/30/11          2, 000            2,012,072
ConAgra Foods, Inc.
    6.750%                     09/15/11           1,425            1,458,428
Ford Motor Co.
    7.500%                     08/01/26             490              456,907
    7.450%                     07/16/31             500              459,382
Lockheed Martin Corp.
    7.250%                     05/15/06           1,425            1,531,141
Mirage Resorts, Inc.
    6.750%                     02/01/08             635              602,357
Pharmacia Corp.
    5.750%                     12/01/05           2,260            2,320,717
Safeway, Inc.
    6.150%                     03/01/06             630              647,388
Time Warner, Inc.
    9.125%                     01/15/13             880            1,044,975
Tyco International Group S.A.
    7.000%                     06/15/28           1,700            1,649,530
Viacom, Inc.
    7.875%                     07/30/30           1,000            1,107,710
                                                               -------------
                                                                  14,407,641
                                                               -------------
NATURAL GAS-- 0.5%
El Paso Corp.
    7.800%                     08/01/31             925              936,181
Enron Corp.*
    6.950%                     07/15/28           1,415              283,000
                                                               -------------
                                                                   1,219,181
                                                               -------------
OIL-- 0.5%
Conoco Funding Co.
    6.350%                     10/15/11             560              565,927


  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

CORPORATE BONDS (CONTINUED)
OIL (CONTINUED)
Petro Mexicanos Finance, Ltd.
    5.720%                     11/15/03          $  683        $     692,396
                                                               -------------
                                                                   1,258,323
                                                               -------------
TELEPHONES-- 5.3%
AT&T Wireless Services, Inc.
    8.750%                     03/01/31             380              431,919
GTE North, Inc.
    6.400%                     02/15/05           2,765            2,852,946
Qwest Capital Funding
    7.250%                     02/15/11           2,305            2,249,837
Sprint Capital Corp.
    5.875%                     05/01/04           1,000            1,024,300
    7.125%                     01/30/06           1,000            1,043,283
    6.900%                     05/01/19             525              492,962
Verizon Wireless, Inc.
    5.375%                     12/15/06           1,000              996,487
Vodafone Group P.L.C.
    6.650%                     05/01/08           1,660            1,719,433
    7.750%                     02/15/10             650              714,980
WorldCom, Inc.
    8.250%                     05/15/31           1,000            1,060,078
                                                               -------------
                                                                  12,586,225
                                                               -------------
TRANSPORTATION -- 0.8%
CSX Corp.
    7.250%                     05/01/27           1,745            1,863,074
Federal Express Corp.
    6.720%                     01/15/22               3                2,631
                                                               -------------
                                                                   1,865,705
                                                               -------------
TOTAL CORPORATE BONDS
  (Cost $68,901,121)                                              70,349,704
                                                               -------------
YANKEE BONDS-- 1.7%
Banco Santiago S.A.
    7.000%                     07/18/07           1,610            1,610,659
Sony Corp.
    6.125%                     03/04/03           2,210            2,282,667
                                                               -------------
TOTAL YANKEE BONDS
  (Cost $3,815,994)                                                3,893,326
                                                               -------------
U.S. TREASURY OBLIGATIONS-- 11.9%
U.S. TREASURY BILLS-- 0.1%
    3.230%                     02/07/02              20               19,966
    1.720%                     05/23/02             100               99,326
                                                               -------------
                                                                     119,292
                                                               -------------
U.S. TREASURY BONDS -- 9.3%
    8.750%                     08/15/20             375              503,232
    8.125%                     08/15/21           7,500            9,574,215
    7.625%                     02/15/25           9,660           11,935,761
                                                               -------------
                                                                  22,013,208
                                                               -------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. TREASURY NOTES-- 2.5%
    7.875%                     11/15/04          $  425        $    472,563
    7.000%                     07/15/06             420             465,347
    5.000%                     08/15/11           5,000           4,987,500
                                                               ------------
                                                                  5,925,410
                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $28,684,400)                                             28,057,910
                                                               ------------
MUNICIPAL BONDS-- 0.9%
Charlotte-Mecklenberg, North Carolina,
  Hospital Authority Revenue Bonds
  (Carolinas Healthcare System) Series A
    5.000%                     01/15/31           1,180           1,094,910
Seattle, Washington, Water System
  Revenue Bonds
    5.000%                     11/01/26           1,175           1,109,529
                                                               ------------
TOTAL MUNICIPAL BONDS
  (Cost $2,288,095)                                               2,204,439
                                                               ------------


                                               SHARES            VALUE+
                                              --------         -----------


TEMPORARY INVESTMENTS -- 5.2%
Goldman Sachs Financial Square Money
  Market Portfolio                            6,409,713        $  6,409,713
J.P. Morgan Institutional Prime Money
  Market Portfolio                            5,761,681           5,761,681
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,171,394)                                             12,171,394
                                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $232,694,799)                                          $235,955,582
                                                               ============

-------------
+ See Note 2a to the Financial Statements.
* Security in default.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $232,694,799) .......................................   $235,955,582
   Short-term investments held as collateral for securities on loan ...............      6,317,460
   Interest receivable ............................................................      2,748,630
   Receivable for capital stock sold ..............................................        162,494
   Other assets ...................................................................         15,633
                                                                                      ------------
          Total assets ............................................................    245,199,799
                                                                                      ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .........................      6,317,460
   Payable for securities purchased ...............................................     11,919,642
   Payable for capital stock redeemed .............................................        512,354
   Dividends payable ..............................................................        785,359
   Accrued expenses ...............................................................        115,944
                                                                                      ------------
          Total liabilities .......................................................     19,650,759
                                                                                      ------------

NET ASSETS
Applicable to 21,367,802 Institutional Shares, 601,654 N Shares, 22,976 A Shares
   and 20,011 B Shares of beneficial interest outstanding, $.001 par value (Note 7)   $225,549,040
                                                                                      ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($218,943,798/21,367,802)                                                                $10.25
                                                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($6,164,764/601,654)                                                                     $10.25
                                                                                            ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($235,429/22,976)                                                                        $10.25
                                                                                            ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.25/0.955) (Note 5)                                                                  $10.73
                                                                                            ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($205,049/20,011)                                                                        $10.25
                                                                                            ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

AGENCY OBLIGATIONS -- 36.8%
AID-Peru
    9.980%                     08/01/08         $ 2,380        $   2,710,155
Federal Home Loan Bank
    4.875%                     04/16/04           1,740            1,790,305
Federal Home Loan Mortgage Corp.
    6.250%                     07/15/04           1,000            1,062,198
    7.010%                     07/11/07             850              871,637
    5.125%                     10/15/08           2,500            2,465,980
    6.750%                     03/15/31           1,942            2,064,709
Federal National Mortgage Association
    6.400%                     06/14/04           2,085            2,122,684
    6.510%                     05/06/08           2,000            2,074,634
    6.250%                     02/01/11             750              762,852
    5.500%                     03/15/11             430              422,577
Private Export Funding Corp.
    7.030%                     10/31/03           1,650            1,761,886
Rowan Cos., Inc.
    6.150%                     07/01/10           3,299            3,392,527
Small Business Administration Participation
  Certificates Series 1995-20J, Class 1
    6.850%                     10/01/15           2,490            2,531,494
Small Business Administration Participation
  Certificates Series 1997-10C, Class 1
    6.950%                     05/01/07             910              917,229
                                                               -------------
TOTAL AGENCY OBLIGATIONS
  (Cost $24,018,216)                                              24,950,867
                                                               -------------
ASSET-BACKED SECURITIES-- 7.6%
Capital One Master Trust Series 2001-7A,
  Class A
    3.850%                     08/15/07           1,480            1,465,602
Lehman Asset-Backed Securities
  Manufactured Housing Contract
  Series 2001-B, Class A4
    5.270%                     09/15/18           1,600            1,567,675
New Century Home Equity Loan Trust
  Series 1997-NC6, Class A6
    7.010%                     05/25/26           1,624            1,694,602
PSE&G Transition Funding LLC Series 2001-1,
  Class A6
    6.610%                     06/15/15             390              404,379
                                                               -------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $5,161,459)                                                5,132,258
                                                               -------------
COLLATERALIZED MORTGAGE OBLIGATIONS-- 21.1%
Federal Home Loan Mortgage Corp. Series 150,
  Class IO
    7.500%                     07/01/23             673              160,445
Federal Home Loan Mortgage Corp.
  Series 202 IO
    6.500%                     04/01/29           1,399              362,186
Federal Home Loan Mortgage Corp.
  Series 1597, Class G PO
    7.500%                     07/15/23             350              344,726
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                     03/25/27           3,981              183,994



  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1998-M2, Class CP1 IO
    0.946%                     02/17/02         $51,375        $      39,559
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.911%                     12/28/28           1,251            1,296,788
Federal National Mortgage Association
  Series 2001-T2, Class A
    5.780%                     11/25/10           2,814            2,865,685
Federal National Mortgage Association
  Series 2001-T6, Class B
    6.088%                     05/25/11           2,500            2,545,375
First Union-Lehman Brothers Commercial
  Series 1997-C2, Class A3
    6.650%                     12/18/07           2,000            2,088,622
Government National Mortgage Association
  Series 1999-2, Class C PO
    6.500%                     12/20/23           1,265            1,142,268
Government National Mortgage Association
  Series 2001-12, Class A
    5.439%                     01/16/15           1,613            1,631,190
LB Commercial Conduit Mortgage Trust
  Series 1999-C2, Class A2
    7.325%                     09/15/09           1,000            1,072,334
Structured Asset Securities Corp. Series
  1998-RF3, Class AIO IO
    6.100%                     06/15/28           3,122              546,405
                                                               -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $14,001,465)                                              14,279,577
                                                               -------------
MORTGAGE-BACKED SECURITIES-- 12.7%
Federal Home Loan Mortgage Corp.
  Pool #865008
    7.927%                     02/01/18              19               19,374
Federal National Mortgage Association
    6.000%                     01/15/16           1,190            1,194,462
    6.500%                     01/15/32           1,365            1,366,493
Federal National Mortgage Association
  Pool #8217
    11.000%                    12/01/15             542              605,849
Federal National Mortgage Association
  Pool #375255
    6.920%                     07/01/04             957            1,009,335
Government National Mortgage Association
  Pool #8720
    7.625%                     10/20/25              89               91,451
Government National Mortgage Association
  Pool #162989
    9.000%                     05/15/16               6                6,987
Government National Mortgage Association
  Pool #227125
    9.000%                     07/15/17              14               15,322
Government National Mortgage Association
  Pool #346458
    8.000%                     03/15/23              96              102,177
Government National Mortgage Association
  Pool #352110
    7.000%                     08/15/23           1,463            1,507,519



                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
  COUPON                                         PAR
   RATE                        MATURITY         (000)              VALUE+
 ----------                    --------        --------        -------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #442138
    8.000%                     11/15/26         $ 1,380        $  1,459,377
Government National Mortgage Association
  Pool #780389
    9.000%                     08/15/09           1,152           1,253,093
                                                               ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $8,358,706)                                               8,631,439
                                                               ------------
U.S. TREASURY OBLIGATIONS-- 20.0%
U.S. TREASURY BILLS*-- 0.1%
    1.740%                     05/23/02              50              49,663
                                                               ------------
U.S. TREASURY BONDS -- 6.6%
    7.625%                     02/15/25           3,650           4,509,889
                                                               ------------
U.S. TREASURY NOTES -- 11.1%
    6.000%                     08/15/09           7,055           7,521,018
                                                               ------------
U.S. TREASURY STRIPS -- 2.2%
    0.000%                     11/15/04           1,641           1,468,685
                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,846,922)                                             13,549,255
                                                               ------------

                                               SHARES
                                              --------
TEMPORARY INVESTMENTS -- 5.3%
Goldman Sachs Financial Square Treasury
  Obligation Portfolio                        1,966,912           1,966,912
J.P. Morgan Institutional Prime Money
  Market Portfolio                            1,609,260           1,609,260
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,576,172)                                               3,576,172
                                                               ------------
TOTAL INVESTMENTS -- 103.5%
  (Cost $68,962,940)                                             70,119,568
                                                               ------------
OTHER ASSETS AND LIABILITIES -- (3.5%)
Interest receivable and other assets                              1,013,084
Receivable for capital stock sold                                    26,067
Futures margin receivable                                             9,234
Payable for securities purchased                                 (2,560,043)
Payable for capital stock redeemed                                 (843,019)
Dividends payable                                                   (19,419)
Accrued expenses                                                    (28,779)
                                                               ------------
                                                                 (2,402,875)
                                                               ------------
NET ASSETS -- 100.0%
Applicable to 3,654,996 Institutional Shares,
  332,092 N Shares, 32,860 A Shares
  and 12,221 B Shares of beneficial
  interest outstanding, $.001 par value (Note 7)               $ 67,716,693
                                                               ============



NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($61,382,487/3,654,996)                                            $16.79
                                                                     ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($5,577,118/332,092)                                               $16.79
                                                                     ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE
  ($551,849/32,860)                                                  $16.79
                                                                     ======
MAXIMUM PUBLIC OFFERING
  PRICE PER A SHARE
  ($16.79/0.965) (NOTE 5)                                            $17.40
                                                                     ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%) PER B
  SHARE ($205,239/12,221)                                            $16.79
                                                                     ======

----------
+ See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.


                                            NUMBER OF           UNREALIZED
                                            CONTRACTS          DEPRECIATION
                                            ---------          ------------
Futures Contracts -- Short Position
  U.S. Treasury Notes, March 2002               6                $(14,789)
                                                =                ========


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS -- 101.3%
ALABAMA -- 2.0%
Alabama Drinking Water Finance Authority
  Revenue Bonds (Revolving Fund Loan)
  Series A
    5.000%                     08/15/14          $1,565        $   1,582,262
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series D VR
    1.750%                     01/02/02           3,000            3,000,000
                                                               -------------
                                                                   4,582,262
                                                               -------------
ARIZONA -- 9.9%
Arizona Agricultural Improvement & Power
  Distribution Electric Systems Revenue
  Bonds (Salt River Project) Series A
    5.250%                     01/01/06           6,000            6,360,420
Glendale, Arizona, Water & Sewer Revenue
  Bonds
    5.500%                     07/01/08           2,700            2,907,144
    5.500%                     07/01/09           5,000            5,387,450
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
    6.250%                     07/01/16           4,945            5,636,657
Phoenix, Arizona, Civic Plaza Building
  Corporate Excise Tax Revenue Bonds
    6.000%                     07/01/12           1,000            1,078,370
Surprise, Arizona, Municipal Property
  Corporate Excise Tax Revenue Bonds
    5.375%                     07/01/14           1,000            1,047,980
                                                               -------------
                                                                  22,418,021
                                                               -------------
CALIFORNIA -- 1.6%
Sacramento County, California, Sanitation
  District Financing Authority Revenue
  Bonds Series A
    6.000%                     12/01/20           3,450            3,696,985
                                                               -------------
CONNECTICUT -- 1.2%
New Haven, Connecticut, General Obligation
  Bonds Series B
    5.500%                     11/01/12           2,550            2,726,205
                                                               -------------
DELAWARE -- 0.5%
Delaware River & Bay Authority Revenue
  Bonds Series A
    5.700%                     01/01/19           1,000            1,043,650
                                                               -------------
FLORIDA -- 5.5%
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Series 3A
    5.800%                     10/01/18           1,080            1,111,730
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Subseries D
    5.250%                     10/01/09           1,000            1,026,020
    5.300%                     10/01/10           1,000            1,026,010
    5.375%                     10/01/11           1,720            1,765,133



 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
    5.750%                     04/01/14          $1,000        $   1,079,220
Orlando, Florida, Utilities Commission
  Water & Electric Revenue Bonds
    5.400%                     10/01/09           4,090            4,380,022
St. Lucie County, Florida, Pollution Control
  Revenue Bonds (Florida Power &
  Light Co.) VR
    1.750%                     01/02/02           2,000            2,000,000
                                                               -------------
                                                                  12,388,135
                                                               -------------
GEORGIA -- 6.6%
Burke County, Georgia, Development
  Authority Revenue Bonds PS
    2.250%                     01/03/02           5,000            5,000,150
College Park, Georgia, Business & Industrial
  Development Authority Revenue Bonds
  (Civic Center Project)
    5.500%                     09/01/09           1,855            2,002,602
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
    6.000%                     06/01/16           1,500            1,679,745
    6.250%                     06/01/17           1,000            1,137,250
Forsyth County, Georgia, Water & Sewer
  Authority Revenue Bonds
    6.250%                     04/01/18           1,000            1,135,120
Fulton County, Georgia, Development
  Authority Revenue Bonds (Georgia Tech
  Athletic Association)
    5.000%                     10/01/19           1,000              982,610
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Gulf Power Co.) 2nd Series VR
    1.750%                     01/02/02           3,000            3,000,000
                                                               -------------
                                                                  14,937,477
                                                               -------------
ILLINOIS -- 4.9%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
    6.125%                     01/01/22           2,265            2,447,899
Cook County, Illinois, Glencoe School District
  No. 035 General Obligation Bonds
    5.750%                     12/01/16           1,210            1,275,425
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
    6.250%                     11/15/14           2,500            2,680,675
    6.375%                     11/15/15           1,580            1,690,695
Illinois Health Facilities Authority Revenue
  Bonds (Resurrection Health Care)
  Series A VR
    1.900%                     01/02/02           2,000            2,000,000


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------

 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois State Sales Tax Revenue Bonds
  Series V
    6.375%                     06/15/20          $1,000        $   1,116,920
                                                               -------------
                                                                  11,211,614
                                                               -------------
INDIANA -- 3.4%
Anderson, Indiana, Economic Development
  Revenue Bonds (Anderson University
  Project)
    5.000%                     10/01/07           1,010              999,900
    5.000%                     10/01/08           1,015            1,003,581
Indiana Bond Bank Revenue Bonds
  (Guarantee State Revolving Fund)
    6.000%                     02/01/16           2,205            2,359,063
Indiana University Revenue Bonds (Student
  Fee) Series M
    6.000%                     08/01/14           3,170            3,445,917
                                                               -------------
                                                                   7,808,461
                                                               -------------
KANSAS -- 0.9%
Kansas State Development Finance Authority
  Public Water Supply Revenue Bonds
    5.200%                     04/01/12           1,000            1,041,250
Olathe, Kansas, Health Facilities Revenue
  Bonds (Olathe Medical Center Project)
  Series A
    5.375%                     09/01/08           1,000            1,059,830
                                                               -------------
                                                                   2,101,080
                                                               -------------
KENTUCKY -- 0.3%
Hartford County, Kentucky, School District
  Financial Corp. School Building Revenue
  Bonds
    5.700%                     06/01/20             550              577,065
                                                               -------------
MASSACHUSETTS -- 7.7%
Lowell, Massachusetts, General Obligation
  Bonds
    6.000%                     02/15/14           1,160            1,281,046
    6.000%                     02/15/15           1,070            1,184,725
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series C
    6.000%                     07/01/16           1,000            1,048,390
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series D
    5.750%                     07/01/24           1,500            1,630,725
Massachusetts State General Obligation
  Bonds Series B
    6.000%                     06/01/15           2,000            2,228,740
    6.000%                     06/01/16           5,000            5,571,850




 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.000%                     10/01/14          $1,000        $   1,100,700
    6.000%                     10/01/15           2,000            2,206,920
Sterling, Massachusetts, General Obligation
  Bonds
    6.000%                     02/15/18           1,000            1,090,830
                                                               -------------
                                                                  17,343,926
                                                               -------------
MICHIGAN -- 6.2%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
    5.000%                     11/01/04           1,075            1,085,632
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series B
    5.000%                     11/01/04           1,365            1,378,500
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.300%                     11/15/33           2,500            2,604,075
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
    5.000%                     05/15/12           2,380            2,183,388
Michigan State Strategic Fund Pollution
  Control Revenue Refunding Bonds
  (Consumers Power Project) VR
    1.900%                     01/02/02           1,900            1,900,000
Rochester, Michigan, Community School
  District General Obligation Bonds Series I
    5.500%                     05/01/07           1,240            1,328,338
Saline, Michigan, Area Schools General
  Obligation Bonds Series A
    5.750%                     05/01/16           2,000            2,110,720
Walled Lake, Michigan, Consolidated School
  District General Obligation Bonds
    5.750%                     05/01/14           1,290            1,378,675
                                                               -------------
                                                                  13,969,328
                                                               -------------
MINNESOTA -- 1.0%
St. Cloud, Minnesota, Health Care Revenue
  Bonds (St. Cloud Hospital Obligation
  Group A)
    5.250%                     05/01/05           1,080            1,140,178
    5.500%                     05/01/15           1,080            1,131,754
                                                               -------------
                                                                   2,271,932
                                                               -------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 3.2%
Mississippi River Bridge Authority Revenue
  Bonds
    6.750%                     11/01/12          $6,000        $   6,239,280
Mississippi State General Obligation Bonds
    5.000%                     06/01/05           1,000            1,051,710
                                                               -------------
                                                                   7,290,990
                                                               -------------
MISSOURI -- 3.0%
Missouri State Health & Educational
  Facilities Authority Health Facilities
  Revenue Bonds (St. Anthony's Medical
  Center)
    6.000%                     12/01/06           1,445            1,559,892
    6.250%                     12/01/08             750              819,247
    6.250%                     12/01/09           1,725            1,891,462
St. Louis County, Missouri, Pattonville R-3
  School District General Obligation Bonds
    5.500%                     03/01/12           1,240            1,314,003
    5.750%                     03/01/17             450              474,187
    5.750%                     03/01/18             655              689,715
                                                               -------------
                                                                   6,748,506
                                                               -------------
NEW HAMPSHIRE -- 0.4%
New Hampshire State Health & Education
  Facilities Revenue Bonds (Concord
  Hospital)
    5.500%                     10/01/21           1,000            1,008,520
                                                               -------------
NEW JERSEY -- 3.8%
Essex County, New Jersey, Improvement
  Authority Lease Revenue General
  Obligation Bonds (County Correctional
  Facilities Project)
    5.750%                     10/01/13           2,000            2,168,360
New Jersey State Transportation Trust Fund
  Revenue Bonds (Transit Systems)
  Series A
    5.125%                     06/15/08           2,000            2,113,900
New Jersey State Transportation Trust Fund
  Revenue Bonds (Transit Systems)
  Series B
    6.000%                     12/15/18           4,000            4,356,200
                                                               -------------
                                                                   8,638,460
                                                               -------------
NEW YORK -- 8.2%
New York Metropolitan Transportation
  Authority Dedicated Tax Fund Revenue
  Bonds Series A
    6.125%                     04/01/16           3,000            3,291,210
    6.125%                     04/01/17           2,000            2,197,020
New York State Thruway Authority Highway
  & Bridge Trust Fund Revenue Bonds
  Series A
    6.000%                     04/01/14           1,000            1,109,050
    6.000%                     04/01/15           1,000            1,099,760
    6.000%                     04/01/16           1,000            1,090,420




 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
Suffolk County, New York, Longwood Central
  School District General Obligation Bonds
    5.625%                     06/15/08          $1,080        $   1,176,282
    5.625%                     06/15/09           1,580            1,717,413
    5.700%                     06/15/14           1,670            1,812,267
    5.700%                     06/15/15           1,895            2,041,370
Triborough Bridge & Tunnel Authority, New
  York Revenue Bonds Series A
    5.250%                     01/01/15           3,000            3,065,520
                                                               -------------
                                                                  18,600,312
                                                               -------------
NORTH CAROLINA -- 1.2%
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
    5.650%                     06/01/14           1,000            1,069,170
University of North Carolina Charlotte
  Revenue Bonds (Parking System)
    5.000%                     01/01/13             580              595,805
    5.000%                     01/01/14             610              620,846
    5.000%                     01/01/15             420              422,470
                                                               -------------
                                                                   2,708,291
                                                               -------------
OHIO -- 14.7%
Akron, Ohio, General Obligation Bonds
    5.000%                     12/01/05           1,500            1,589,355
Cuyahoga County, Ohio, General Obligation
  Bonds
    5.750%                     12/01/15           4,000            4,360,920
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth System
  Project) Series A
    5.500%                     02/15/12           1,000            1,064,590
    6.150%                     02/15/29           5,000            5,065,650
Franklin County, Ohio, Development Revenue
  Bonds (American Chemical Society
  Project)
    5.500%                     10/01/12           4,600            4,731,330
Hamilton County, Ohio, Sales Tax Revenue
  Bonds Subseries B
    5.750%                     12/01/17           4,000            4,239,880
Hamilton County, Ohio, Sewer System
  Revenue Bonds Series A
    5.250%                     12/01/19           1,000            1,003,780
Ohio State Turnpike Commission Revenue
  Bonds Series A
    5.500%                     02/15/12           3,160            3,396,842
Ohio State University General Receipts
  Revenue Bonds Series A
    6.000%                     12/01/17           1,000            1,079,540
Plain City, Ohio, Local School District
  General Obligation Bonds
    6.000%                     12/01/20           5,000            5,422,950
University of Akron General Receipts
  Revenue Bonds
    5.750%                     01/01/12           1,295            1,399,947
                                                               -------------
                                                                  33,354,784
                                                               -------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 3.7%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
    5.750%                     01/01/15          $1,000        $   1,072,030
    6.000%                     01/01/17           5,500            6,002,370
Pottsville, Pennsylvania, Hospital Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.200%                     11/15/09           1,335            1,396,250
                                                               -------------
                                                                   8,470,650
                                                               -------------
PUERTO RICO -- 0.5%
Puerto Rico Municipal Finance Agency
  General Obligation Bonds Series A
    6.000%                     08/01/16           1,000            1,108,600
                                                               -------------
SOUTH CAROLINA -- 0.5%
South Carolina State Public Service
  Authority Revenue Bonds Series A
    5.250%                     01/01/15           1,215            1,247,684
                                                               -------------
TEXAS -- 2.3%
Harris County, Texas, Health Facility
  Development Corp. Hospital Revenue
  Bonds (Texas Children's Hospital)
  Series B-1 VR
    1.900%                     01/02/02           3,000            3,000,000
West Central Texas Municipal Water District
  Revenue Bonds, Water Transmission Line
  Contract
    6.750%                     11/01/03           2,000            2,154,360
                                                               -------------
                                                                   5,154,360
                                                               -------------
VIRGINIA -- 2.5%
Norfolk, Virginia, Water System Revenue
  Bonds
    5.875%                     11/01/15           2,300            2,465,439
Salem, Virginia, Public Improvement General
  Obligation Bonds
    5.375%                     01/01/17             620              637,124
    5.375%                     01/01/18             460              470,888
    5.375%                     01/01/19           1,000            1,018,960
Virginia State Transportation Board Revenue
  Bonds (Route 28 Project)
    6.000%                     04/01/10           1,000            1,028,620
                                                               -------------
                                                                   5,621,031
                                                               -------------
WASHINGTON -- 1.4%
Snohomish County, Washington, School
  District No. 201 General Obligation Bonds
    5.625%                     12/01/07           2,000            2,168,340
Washington State General Obligation Bonds
  Series A
    6.000%                     09/01/15           1,000            1,063,670
                                                               -------------
                                                                   3,232,010
                                                               -------------


 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 1.1%
Hartford, Wisconsin, Sewer System
  Revenue Bonds
    4.750%                     04/01/03          $1,225        $   1,231,444
Milwaukee, Wisconsin, Sewer Revenue
  Bonds
    4.000%                     06/01/12           1,250            1,165,113
                                                               -------------
                                                                   2,396,557
                                                               -------------
WYOMING -- 3.1%
Lincoln County, Wyoming, Pollution Control
  Revenue Bonds (Exxon Project) VR
    1.850%                     01/02/02           3,000            3,000,000
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Project) Series A VR
    2.050%                     01/02/02           4,000            4,000,000
                                                               -------------
                                                                   7,000,000
                                                               -------------
TOTAL MUNICIPAL BONDS
  (Cost $220,283,092)                                            229,656,896
                                                               -------------

                                               SHARES
                                              ---------
TEMPORARY INVESTMENTS -- 2.6%
Federated Tax-Free Obligation Fund              283,371              283,371
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio           5,546,897            5,546,897
                                                               -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $5,830,268)                                                5,830,268
                                                               -------------
TOTAL INVESTMENTS -- 103.9%
  (Cost $226,113,360)                                            235,487,164
                                                               -------------
OTHER ASSETS AND LIABILITIES -- (3.9%)
Interest receivable and other assets                               2,595,283
Receivable for capital stock sold                                     34,877
Payable for securities purchased                                 (10,608,946)
Payable for capital stock redeemed                                   (20,000)
Dividends payable                                                   (771,453)
Accrued expenses                                                     (54,561)
                                                               -------------
                                                                  (8,824,800)
                                                               -------------
NET ASSETS -- 100.0%
Applicable to 20,060,263 Institutional Shares,
  693,792 N Shares, 12,032 A Shares
  and 227 B Shares of beneficial interest
  outstanding, $.001 par value (Note 7)                         $226,662,364
                                                                ============


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($218,955,889/20,060,263)                                           $10.91
                                                                      ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($7,572,678/693,792)                                                $10.91
                                                                      ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER A SHARE
  ($131,320/12,032)                                                   $10.91
                                                                      ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($10.91/0.965) (NOTE 5)                                 $11.31
                                                                      ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE (SUBJECT TO A
  MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE OF 5.0%) PER B SHARE
  ($2,477/227)                                                        $10.91
                                                                      ======

-----------------
+ See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/01. Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS -- 101.8%
ALABAMA -- 3.3%
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series D VR
        1.750%                01/02/02           $3,000        $   3,000,000
University of Alabama Hospital Revenue
  Bonds Series A
        5.625%                09/01/16              500              521,725
                                                               -------------
                                                                   3,521,725
                                                               -------------
ARIZONA -- 4.0%
Maricopa County, Arizona, Pollution Control
  Revenue Bonds (Arizona Public Service
  Co.) Series E VR
        1.850%                01/02/02            2,000            2,000,000
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
        6.250%                07/01/16            2,000            2,279,740
                                                               -------------
                                                                   4,279,740
                                                               -------------
COLORADO -- 6.7%
Colorado Water Reserve Power
  Development Authority, Clean Water
  Revenue Bonds Series A
        6.250%                09/01/16            1,000            1,102,410
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
        6.000%                11/01/17            2,370            2,574,247
Pueblo County, Colorado, School District No.
  070 Pueblo Rural General Obligation
  Bonds
        6.000%                12/01/18            3,170            3,532,394
                                                               -------------
                                                                   7,209,051
                                                               -------------
DELAWARE -- 0.7%
Delaware River & Bay Authority Revenue
  Bonds Series A
        5.750%                01/01/29              750              786,682
                                                               -------------
FLORIDA -- 1.0%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
        6.000%                07/01/14            1,000            1,109,500
                                                               -------------
GEORGIA -- 4.1%
Chatham County, Georgia, Hospital Authority
  Revenue Bonds (Memorial Health
  Medical Center) Series A
        6.125%                01/01/24            1,025            1,042,845
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
        6.250%                06/01/18              600              682,350


 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Forsyth County, Georgia, School District
  General Obligation Bonds
        6.000%                02/01/14           $1,000        $   1,105,920
        6.000%                02/01/15            1,000            1,102,350
Newnan, Georgia, Water, Sewer & Light
  Commission Public Utilities Revenue
  Bonds
        5.125%                01/01/26              500              490,190
                                                               -------------
                                                                   4,423,655
                                                               -------------
ILLINOIS -- 13.6%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
        6.125%                01/01/22            2,000            2,161,500
Chicago, Illinois, General Obligation Bonds
  Series A
        6.000%                01/01/19            1,835            1,962,312
        6.000%                01/01/20            1,000            1,070,160
Illinois State General Obligation Bonds
        6.125%                01/01/16            5,000            5,582,950
University of Illinois Certificates of
  Participation (Utility Infrastructure
  Projects) Series B
        5.000%                08/15/19            2,000            1,927,300
        5.250%                08/15/21            2,000            1,961,480
                                                               -------------
                                                                  14,665,702
                                                               -------------
MASSACHUSETTS -- 12.9%
Brockton, Massachusetts, General
  Obligation Bonds
        5.750%                06/01/16              750              800,062
        6.000%                06/01/19            1,000            1,090,330
Holden, Massachusetts, General Obligation
  Bonds (Municipal Purposes Loan)
        6.000%                03/01/16            1,000            1,100,450
Massachusetts State Consumer Loan
  General Obligation Bonds Series B
        6.000%                06/01/14            3,000            3,343,110
Massachusetts State Development Finance
  Agency Revenue Bonds (Higher
  Education Smith College Issue)
        5.750%                07/01/23            1,000            1,045,360
Massachusetts State Port Authority
  Revenue Bonds Series C
        6.125%                07/01/17            1,000            1,056,940
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
        6.250%                10/01/19            5,000            5,481,400
                                                               -------------
                                                                  13,917,652
                                                               -------------

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            TAX-EXEMPT BOND FUND
                     STATEMENT OF NET ASSETS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------          -----------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN -- 7.1%
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
        5.375%                05/15/19           $3,000        $   2,634,420
Michigan State Strategic Fund Pollution
  Control Revenue Refunding Bonds
  (Consumers Power Project) VR
        1.900%                01/02/02            2,000            2,000,000
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
        6.900%                11/01/14            2,725            3,064,726
                                                               -------------
                                                                   7,699,146
                                                               -------------
MINNESOTA -- 3.6%
St. Cloud, Minnesota, Health Care Revenue
  Bonds (St. Cloud Hospital Obligation
  Group A)
        6.250%                05/01/19            3,530            3,886,036
                                                               -------------
MISSOURI -- 2.9%
Missouri State Health & Educational
  Facilities Revenue Bonds (St. Anthony's
  Medical Center)
        6.125%                12/01/19            2,000            2,068,140
        6.250%                12/01/30            1,000            1,035,010
                                                               -------------
                                                                   3,103,150
                                                               -------------
NEW HAMPSHIRE -- 0.7%
New Hampshire Health & Educational
  Facilities Revenue Bonds (Exeter Project)
        6.000%                10/01/24              750              746,235
                                                               -------------
NEW YORK -- 5.1%
New York City, New York, General Obligation
  Bonds Series A
        6.500%                05/15/17            5,000            5,486,300
                                                               -------------
NORTH CAROLINA -- 7.0%
Broad River, North Carolina Water Authority
  System Revenue Bonds
        5.750%                06/01/17              635              672,427
        5.375%                06/01/20            1,000            1,012,270
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
        6.000%                06/01/20            3,175            3,432,016
Iredell County, North Carolina, Public
  Facilities Corp. Installment Revenue
  Bonds
        6.000%                06/01/15            2,180            2,394,403
                                                               -------------
                                                                   7,511,116
                                                               -------------


 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------        -------------

MUNICIPAL BONDS (CONTINUED)
OHIO -- 10.0%
Akron, Ohio, General Obligation Bonds
        6.500%                11/01/15           $  865        $   1,000,840
Avon Lake, Ohio, City School District General
  Obligation Bonds
        5.750%                12/01/14            1,000            1,079,080
Marysville, Ohio, General Obligation Bonds
        6.000%                12/01/29            1,000            1,081,320
Plain City, Ohio, Local School District
  General Obligation Bonds
        6.000%                12/01/25            1,500            1,614,510
Steubenville, Ohio, Hospital Revenue Bonds
        6.375%                10/01/20            1,000            1,027,840
        6.500%                10/01/30            1,250            1,291,888
University of Akron, Ohio General Receipts
  Revenue Bonds
        6.000%                01/01/15            2,235            2,465,697
        6.000%                01/01/16            1,110            1,220,656
                                                               -------------
                                                                  10,781,831
                                                               -------------
OREGON -- 1.0%
Linn County, Oregon, Community School
  District General Obligation Bonds
        6.125%                06/15/25            1,000            1,122,080
                                                               -------------
PENNSYLVANIA -- 2.1%
Chester County, Pennsylvania, Health &
  Educational Authority Hospital
  Revenue Bonds
        6.750%                07/01/31            1,000            1,031,840
Erie, Pennsylvania, School District General
  Obligation Bonds
        5.800%                09/01/29            1,150            1,266,541
                                                               -------------
                                                                   2,298,381
                                                               -------------
RHODE ISLAND -- 1.5%
Cranston, Rhode Island, General Obligation
  Bonds
        6.375%                11/15/14              500              555,875
        6.375%                11/15/17            1,000            1,096,570
                                                               -------------
                                                                   1,652,445
                                                               -------------
TENNESSEE -- 1.0%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
        6.000%                01/01/26            1,000            1,108,240
                                                               -------------
TEXAS -- 9.0%
Birdville, Texas, Independent School
  District General Obligation Bonds
        6.000%                02/15/21            2,135            2,246,746
Clint, Texas, Independent School District
  General Obligation Bonds
        6.000%                02/15/16            1,710            1,820,962
Leander, Texas, Independent School
  District General Obligation Bonds
        0.000%                08/15/24            5,000            1,221,200


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            TAX-EXEMPT BOND FUND
                     STATEMENT OF NET ASSETS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
 ANNUALIZED                                       PAR
 YIELD/RATE                    MATURITY          (000)             VALUE+
 ----------                    --------          ------        -------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
        6.000%                08/15/17           $3,130        $  3,330,070
Northside, Texas, Independent School
  District General Obligation Bonds
        6.000%                08/15/14            1,000           1,082,320
                                                               ------------
                                                                  9,701,298
                                                               ------------
VIRGINIA -- 4.5%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
        6.000%                11/01/16            1,000           1,091,920
        6.125%                11/01/17            2,405           2,635,567
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State
  Revolving Fund)
        6.000%                10/01/17            1,000           1,083,280
                                                               ------------
                                                                  4,810,767
                                                               ------------
TOTAL MUNICIPAL BONDS
  (Cost $103,071,741)                                           109,820,732
                                                               ------------

                                               SHARES
                                              ---------
TEMPORARY INVESTMENTS -- 3.0%
Federated Tax-Free Obligation Fund               25,857             25,857
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio           3,225,059           3,225,059
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,250,916)                                               3,250,916
                                                               ------------
TOTAL INVESTMENTS -- 104.8%
  (Cost $106,322,657)                                           113,071,648
                                                               ------------
OTHER ASSETS AND LIABILITIES -- (4.8%)
Interest receivable and other assets                              1,465,145
Receivable for securities sold                                    1,477,856
Receivable for capital stock sold                                    35,773
Payable for securities purchased                                (7,687,595)
Dividends payable                                                 (432,930)
Accrued expenses                                                   (31,193)
                                                               ------------
                                                                 (5,172,944)
                                                               ------------
NET ASSETS -- 100.0%
Applicable to 10,008,124 Institutional Shares,
  144,408 N Shares, 75,502 A Shares and 12,670
  B Shares of beneficial interest outstanding,
  $.001 par value (Note 7)                                     $107,898,704
                                                               ============



NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($105,448,149/10,008,124)                                           $10.54
                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER N SHARE ($1,521,544/144,408)                              $10.54
                                                                      ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($795,524/75,502)                                       $10.54
                                                                      ======
MAXIMUM PUBLIC OFFERING PRICE PER A
  SHARE ($10.54/0.955) (NOTE 5)                                       $11.04
                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE OF 5.0%) PER B SHARE ($133,487/12,670)                 $10.54
                                                                      ======

--------------
+ See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/01. Maturity date is the later of the next interest rate change or exercise of the demand feature.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         CONVERTIBLE SECURITIES FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                SHARES             VALUE+
                                               --------        -------------
COMMON STOCK -- 11.6%
ELECTRONICS -- 1.4%
Applied Micro Circuits Corp.*                    20,000        $     226,400
Juniper Networks, Inc.*                          12,000              227,400
                                                               -------------
                                                                     453,800
                                                               -------------
LEISURE -- 3.3%
Activision, Inc.*                                39,733            1,033,455
                                                               -------------
MACHINERY & EQUIPMENT -- 3.4%
Applied Materials, Inc.*                         15,000              601,500
Tyco International, Ltd.                          7,948              468,137
                                                               -------------
                                                                   1,069,637
                                                               -------------
MISCELLANEOUS FINANCE -- 2.5%
Healthcare Financial Partners, Inc., Series 144A*a
  (Unit consisting of 1 common share and
  0.4 warrants)                                  10,906              185,402
Lehman Brothers Holdings, Inc.                    9,000              601,200
                                                               -------------
                                                                     786,602
                                                               -------------
OFFICE EQUIPMENT -- 1.0%
EMC Corp.*                                       16,000              215,040
Sun Microsystems, Inc.*                           9,208              113,258
                                                               -------------
                                                                     328,298
                                                               -------------
TELEPHONES -- 0.0%
Crown Castle International Corp.*                   354                3,781
WorldCom, Inc. - MCI Group                           32                  406
WorldCom, Inc. - WorldCom Group*                    811               11,419
                                                               -------------
                                                                      15,606
                                                               -------------
TOTAL COMMON STOCK
  (Cost $3,497,712)                                                3,687,398
                                                               -------------
CONVERTIBLE PREFERRED STOCK -- 28.0%
AUTO RELATED-- 0.3%
Fleetwood Capital Trust, 6.000%, 02/15/28,
   Series 144A                                    5,000               97,500
                                                               -------------
BANKS -- 1.3%
National Australia Bank, Ltd., 7.875%,
   Series UNIT                                   13,500              405,000
                                                               -------------
BUSINESS SERVICES -- 3.1%
Cendant Corp., 7.750%, 08/17/04                  10,000              482,200
Central Parking Finance Trust, 7.875%,
   Series 144A                                   10,000              152,500
Electronic Data Systems Corp.,
   7.625% , 08/17/04                              6,000              337,500
                                                               -------------
                                                                     972,200
                                                               -------------
CONTAINERS -- 1.9%
Owens - Illinois, Inc., 4.750%                   15,000              307,500
Sealed Air Corp., $2.00, 04/01/18, Series A       7,500              310,875
                                                               -------------
                                                                     618,375
                                                               -------------


                                                SHARES             VALUE+
                                               --------        -------------

CONVERTIBLE PREFERRED STOCK (CONTINUED)
ELECTRIC & GAS -- 2.9%
AES Trust VII, 6.000%, 05/15/08, Series 144A      5,000        $     148,125
Calpine Capital Trust, 5.500%, 02/01/05,
   Series 144A                                   10,000              436,250
Calpine Capital Trust III, 5.000%, 08/01/05,
   Series 144A                                   10,000              337,500
                                                               -------------
                                                                     921,875
                                                               -------------
ELECTRONICS -- 1.8%
Amdocs Trust Automatic Common Exchange
   Securities, 6.750%, 09/11/02                  10,000              300,000
Motorola, Inc., 7.000%, 11/16/04                  5,000              233,700
Network Plus Corp., 7.500%, 04/01/12*             8,000               36,000
                                                               -------------
                                                                     569,700
                                                               -------------
ENERGY SERVICES -- 1.3%
Hanover Compressor Co. Capital Trust,
   7.250%, 12/15/29, Series 144A                  4,000              304,500
Mirant Corp. Trust I, 6.250%, 10/01/30            3,000              121,950
                                                               -------------
                                                                     426,450
                                                               -------------
FOOD & BEVERAGES -- 0.8%
Suiza Capital Trust II, 5.500%, 04/01/28,
   Series 144A                                    5,000              245,000
                                                               -------------
FOREST PRODUCTS & PAPER -- 1.7%
Georgia-Pacific PEPS, 7.500%, 08/16/02           10,000              310,900
International Paper Capital Trust,
   5.250%, 07/20/25                               5,000              231,875
                                                               -------------
                                                                     542,775
                                                               -------------
HEALTH CARE SERVICES -- 1.0%
Anthem, Inc., 6.000%, 11/15/04                    2,000              128,000
Express Scripts, Inc., 7.000%, 11/15/03           1,000               90,000
Hybridon, Inc., 6.500%, 04/01/04, Series A*       2,925               99,801
                                                               -------------
                                                                     317,801
                                                               -------------
HOTELS & RESTAURANTS -- 1.0%
Felcor Lodging Trust, Inc., $1.95, Series A      15,000              306,000
                                                               -------------
MEDIA -- 1.0%
Cox Communications, Inc., 7.000%, 08/16/02        5,500              303,435
                                                               -------------
MISCELLANEOUS FINANCE -- 3.8%
Crescent Real Estate Equities Co., 6.750%,
   Series A                                      10,000              193,500
Equity Residential Properties Trust, 7.250%,
   Series G                                      20,000              506,000
Reckson Associates Realty Corp., 7.625%,
   Series A                                      13,000              309,270
U.S. Restaurant Properties, Inc., 7.720%,
   Series A                                      10,000              183,000
                                                               -------------
                                                                   1,191,770
                                                               -------------
OFFICE EQUIPMENT -- 1.1%
Xerox Corp., 7.500%, 11/27/21                    5,000               351,250
                                                               -------------
OIL & GAS -- 2.9%
Weatherford International, Inc., 5.000%,
   11/01/27, Series 144A                         20,000              922,500
                                                               -------------


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         CONVERTIBLE SECURITIES FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                SHARES             VALUE+
                                               --------        -------------

CONVERTIBLE PREFERRED STOCK (CONTINUED)
RAILROADS -- 1.5%
Union Pacific Capital Trust, 6.250%, 04/01/28,
   Series 144A                                   10,000        $     475,000
                                                               -------------
TELEPHONES-- 0.4%
Crown Castle International Corp.,
   6.250%, 08/15/12                               5,000              130,000
                                                               -------------
TRUCKING -- 0.3%
Cummins Capital Trust I, 7.000%, 06/15/31,
   Series 144A                                    2,000              101,750
                                                               -------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $11,106,562)                                               8,898,381
                                                               -------------

 COUPON                                          PAR
  RATE                        MATURITY          (000)
--------                      --------          -----
CONVERTIBLE CORPORATE BONDS -- 59.6%
BANKS -- 0.4%
Bankatlantic Bancorp, Inc.
   5.625%                     12/01/07           $  130              130,000
                                                               -------------
BUSINESS SERVICES-- 5.7%
Siebel Systems, Inc.
   5.500%                     09/15/06              800            1,132,000
Veritas Software Corp.
   1.856%                     08/13/06              500              670,000
                                                               -------------
                                                                   1,802,000
                                                               -------------
DRUGS -- 6.2%
Atrix Laboratories, Inc.
   7.000%                     12/01/04              500              574,375
Human Genome Sciences, Inc., Series 144A
   5.000%                     02/01/07              375              345,000
   3.750%                     03/15/07              500              380,625
IVAX Corp., Series 144A
   5.500%                     05/15/07              500              501,875
Medarex, Inc.
   4.500%                     07/01/06              200              180,000
                                                               -------------
                                                                   1,981,875
                                                               -------------
ELECTRICAL -- 3.2%
Tech Data Corp., Series 144A
   2.000%                     12/15/21              500              496,250
TXU Corp.
   6.500%                     08/16/02              250              255,232
   5.520%                     08/16/03              250              252,681
                                                               -------------
                                                                   1,004,163
                                                               -------------
ELECTRONICS -- 20.4%
Atmel Corp., Series 144A
   0.000%                     04/15/18            1,000              528,100
BEA Systems, Inc.
   4.000%                     12/15/06              350              298,812
CIENA Corp.
   3.750%                     02/01/08              600              387,000
Conexant Systems, Inc., Series 144A
   4.000%                     02/01/07              500              325,625


 COUPON                                          PAR
  RATE                        MATURITY          (000)             VALUE+
--------                      --------          -----          -------------

CONVERTIBLE CORPORATE BONDS (CONTINUED)
ELECTRONICS (CONTINUED)
Cypress Semiconductor Corp.
   4.000%                     02/01/05           $  750        $     645,937
Extreme Networks, Inc., Series 144A
   3.500%                     12/01/06              100               90,875
LAM Research Corp., Series 144A
   4.000%                     06/01/06            1,400            1,258,250
Mercury Interactive Corp., Series 144A
   4.750%                     07/01/07              500              410,000
NVIDIA Corp.
   4.750%                     10/15/07              500              834,375
PerkinElmer, Inc.
   0.000%                     08/07/20              500              279,375
Quantum Corp.
   7.000%                     08/01/04              225              199,125
Rational Software Corp., Series 144A
   5.000%                     02/01/07              500              455,625
Redback Networks, Inc., Series 144A
   5.000%                     04/01/07              500              256,250
Solectron Corp., Series 144A
   0.000%                     01/27/19            1,000              508,300
                                                               -------------
                                                                   6,477,649
                                                               -------------
ENERGY SERVICES -- 1.1%
Hanover Compressor Co.
   4.750%                     03/15/08              250              230,938
Transocean Sedco Forex, Inc.
   0.000%                     05/24/20              200              119,000
                                                               -------------
                                                                     349,938
                                                               -------------
FOOD & BEVERAGES -- 1.6%
Monumental Life Insurance Co.,
  Series 144A
   2.000%                     10/15/07              500              510,625
                                                               -------------
HEALTH CARE SERVICES-- 4.5%
Amerisource Health Corp.
   5.000%                     12/01/07              100              141,000
COR Therapeutics, Inc., Series 144A
   4.500%                     06/15/06              600              595,500
Medtronic, Inc., Series 144A
   1.250%                     09/15/21              250              263,750
Wellpoint Health Networks, Inc.
   0.000%                     07/02/19              500              422,500
                                                               -------------
                                                                   1,422,750
                                                               -------------
HOTELS & RESTAURANTS-- 0.3%
Capstar Hotel Corp.
   4.750%                     10/15/04              100               81,625
                                                                -------------
HOUSEHOLD GOODS -- 0.3%
Masco Corp.
   0.000%                     07/20/31              200               81,640
                                                                -------------
INSURANCE -- 0.7%
Loews Corp.
   3.125%                     09/15/07              250              214,375
                                                                -------------


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         CONVERTIBLE SECURITIES FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
 COUPON                                          PAR
  RATE                        MATURITY          (000)             VALUE+
--------                      --------          -----          -------------

CONVERTIBLE CORPORATE BONDS (CONTINUED)
MACHINERY & EQUIPMENT -- 0.1%
Advanced Energy Industries, Inc.
   5.250%                     11/15/06           $   50        $     44,063
                                                               ------------
METALS -- 0.3%
Corning, Inc.
   3.500%                     11/01/08              100             112,000
                                                               ------------
MISCELLANEOUS FINANCE -- 2.1%
Goldman Sachs Group, Inc.
   2.000%                     07/01/06              500             477,500
   0.250%                     03/22/07              250             194,688
                                                               ------------
                                                                    672,188
                                                               ------------
OFFICE EQUIPMENT -- 1.2%
Affiliated Computer Services, Inc., Series 144A
   3.500%                     02/15/06              200             279,000
Citrix Systems, Inc., Series 144A
   0.000%                     03/22/19              200              92,250
                                                               ------------
                                                                    371,250
                                                               ------------
OIL & GAS -- 3.3%
Devon Energy Corp.
   4.900%                     08/15/08              500             500,625
Kerr-McGee Corp.
   5.250%                     02/15/10              500             563,125
                                                               ------------
                                                                  1,063,750
                                                               ------------
TELEPHONES -- 8.2%
Amdocs, Ltd., Series 144A
   2.000%                     06/01/08              500             442,500
Brightpoint Lyons, Inc., Series 144A
   0.000%                     03/11/18              750             344,062
Clear Channel Communications, Inc.
   2.625%                     04/01/03              500             512,500
Nextel Communications, Inc., Series 144A
   5.250%                     01/15/10            1,000             608,750
Nortel Networks Corp., Series 144A
   4.250%                     09/01/08              490             477,138
Tel-Save Holdings, Inc., Series 144A
   5.000%                     12/15/04              500             207,500
                                                               ------------
                                                                  2,592,450
                                                               ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $20,324,277)                                             18,912,341
                                                               ------------


                                                SHARES            VALUE+
                                               --------        ------------

RIGHTS & WARRANTS-- 0.0%
Hybridon, Inc. Class A
   (Cost $0)                                     17,206        $      2,478
                                                               ------------
TEMPORARY INVESTMENTS -- 0.8%
Dreyfus Cash Management Plus #719               251,173             251,173
Goldman Sachs Financial Square Money
   Market Portfolio                                 128                 128
J.P. Morgan Institutional Prime Money
   Market Portfolio                                 116                 116
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $251,417)                                                   251,417
                                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $35,179,968)                                           $ 31,752,015
                                                               ============

-------------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
PEPS -- Preferred Equity Participation Stock.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         CONVERTIBLE SECURITIES FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $35,179,968) ......................................          $31,752,015
   Short-term investments held as collateral for securities on loan .............            3,886,158
   Dividends receivable .........................................................               40,217
   Interest receivable ..........................................................              200,272
   Receivable for capital stock sold ............................................                  472
   Other assets .................................................................               13,590
                                                                                           -----------
          Total assets ..........................................................           35,892,724
                                                                                           -----------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................            3,886,158
   Payable for capital stock redeemed ...........................................               88,930
   Accrued expenses .............................................................               31,035
                                                                                           -----------
          Total liabilities .....................................................            4,006,123
                                                                                           -----------

NET ASSETS
Applicable to 1,614,139 Institutional Shares, 16,067 N Shares and 7,530 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .................          $31,886,601
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($31,427,285/1,614,139) ......................................................               $19.47
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($312,767/16,067) ............................................................               $19.47
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($146,549/7,530) .............................................................               $19.46
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($19.46/0.955) (Note 5) ......................................................               $20.38
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 EQUITY FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                 SHARES            VALUE+
                                                --------       -------------

COMMON STOCK -- 98.2%
AEROSPACE -- 5.2%
Goodrich Corp.                                   126,400       $   3,364,768
Lockheed Martin Corp.                            227,800          10,631,426
United Technologies Corp.                         50,400           3,257,352
                                                               -------------
                                                                  17,253,546
                                                               -------------
APPAREL, TEXTILES -- 1.1%
Jones Apparel Group, Inc.*                       114,600           3,801,282
                                                               -------------
AUTO RELATED -- 0.7%
Visteon Corp.                                    164,676           2,476,727
                                                               -------------
BANKS -- 6.8%
Associated Banc-Corp                              48,600           1,715,094
Bank of America Corp.                             80,500           5,067,475
Citigroup, Inc.                                   32,833           1,657,410
Compass Bancshares, Inc.                          63,300           1,791,390
Southtrust Corp.                                 397,700           9,811,259
U.S. Bancorp                                     122,200           2,557,646
                                                               -------------
                                                                  22,600,274
                                                               -------------
BUSINESS SERVICES -- 10.8%
Cendant Corp.*                                   306,200           6,004,582
Computer Sciences Corp.*                          95,500           4,677,590
Electronic Data Systems Corp.                    143,900           9,864,345
Fiserv, Inc.*                                    108,400           4,587,488
Moody's Corp.                                    147,200           5,867,392
Oracle Corp.*                                    165,000           2,278,650
Viad Corp.                                       108,700           2,574,016
                                                               -------------
                                                                  35,854,063
                                                               -------------
CASINOS -- 1.0%
Mandalay Resort Group*                           151,800           3,248,520
                                                               -------------
CHEMICALS -- 0.8%
Monsanto Co.                                      76,500           2,585,700
                                                               -------------
DRUGS -- 6.3%
Abbott Laboratories, Inc.                         91,800           5,117,850
Bristol-Myers Squibb Co.                         151,300           7,716,300
Merck & Co., Inc.                                 43,400           2,551,920
Pfizer, Inc.                                     142,000           5,658,700
                                                               -------------
                                                                  21,044,770
                                                               -------------
ELECTRIC & GAS -- 3.1%
FirstEnergy Corp.                                 53,800           1,881,924
KeySpan Corp.                                     91,200           3,160,080
Reliant Energy, Inc.                             191,200           5,070,624
                                                               -------------
                                                                  10,112,628
                                                               -------------
ELECTRICAL -- 3.3%
Cooper Industries, Inc.                           73,600           2,570,112
General Electric Co.                              84,800           3,398,784
Johnson Controls, Inc.                            61,200           4,941,900
                                                               -------------
                                                                  10,910,796
                                                               -------------

                                                 SHARES            VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
ELECTRONICS -- 5.3%
Intel Corp.                                      266,300       $   8,375,135
JDS Uniphase Corp.*                              108,900             945,252
Jabil Circuit, Inc.*                             115,600           2,626,432
KLA-Tencor Corp.*                                 34,500           1,709,820
Sanmina-SCI Corp.*                                93,308           1,856,829
Vishay Intertechnology, Inc.*                    110,150           2,147,925
                                                               -------------
                                                                  17,661,393
                                                               -------------
FOOD & BEVERAGES -- 4.4%
Pepsi Bottling Group, Inc.                       142,300           3,344,050
Smithfield Foods, Inc.*                          507,700          11,189,708
                                                               -------------
                                                                  14,533,758
                                                               -------------
HEALTH CARE SERVICES -- 7.2%
Beckman Coulter, Inc.                            101,000           4,474,300
Becton, Dickinson & Co.                           99,600           3,301,740
Hillenbrand Industries, Inc.                      57,500           3,178,025
Stryker Corp.                                    118,200           6,899,334
Tenet Healthcare Corp.*                           70,600           4,145,632
Wellpoint Health Networks, Inc.*                  15,500           1,811,175
                                                               -------------
                                                                  23,810,206
                                                               -------------
HOTELS & RESTAURANTS -- 2.2%
Brinker International, Inc.*                      89,200           2,654,592
Darden Restaurants, Inc.                         132,725           4,698,465
                                                               -------------
                                                                   7,353,057
                                                               -------------
INSURANCE -- 3.0%
AFLAC, Inc.                                      116,400           2,858,784
MetLife, Inc.                                    218,700           6,928,416
                                                               -------------
                                                                   9,787,200
                                                               -------------
MACHINERY & EQUIPMENT -- 1.2%
Tyco International, Ltd.                          65,700           3,869,730
                                                               -------------
MEDIA -- 0.7%
R.R. Donnelley & Sons Co.                         79,300           2,354,417
                                                               -------------
MISCELLANEOUS FINANCE -- 7.0%
Bear Stearns Cos., Inc.                           99,700           5,846,408
Capital One Financial Corp.                      120,600           6,506,370
Fannie Mae                                       135,000          10,732,500
                                                               -------------
                                                                  23,085,278
                                                               -------------
OFFICE EQUIPMENT -- 8.5%
Cisco Systems, Inc.*                             163,100           2,953,741
Compaq Computer Corp.                            197,100           1,923,696
Dell Computer Corp.*                             111,900           3,041,442
Harris Corp.                                      92,000           2,806,920
International Business Machines Corp.             13,900           1,681,344
Microsoft Corp.*                                  46,100           3,054,125
Symantec Corp.*                                  101,700           6,745,761
Unisys Corp.*                                    111,900           1,403,226
VERITAS Software Corp.*                          105,400           4,725,082
                                                               -------------
                                                                  28,335,337
                                                               -------------

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 EQUITY FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
OIL & GAS -- 9.5%
Conoco, Inc.                                     326,400       $  9,237,120
El Paso Corp.                                    185,251          8,264,047
USX-Marathon Group, Inc.                         364,500         10,935,000
Valero Energy Corp.                               77,400          2,950,488
                                                               ------------
                                                                 31,386,655
                                                               ------------
POLLUTION CONTROL -- 1.0%
Republic Services, Inc.*                         174,400          3,482,768
                                                               ------------
RETAIL -- 3.4%
Bed, Bath & Beyond, Inc.*                         56,000          1,898,400
Federated Department Stores, Inc.*               110,400          4,515,360
Sears, Roebuck & Co.                             100,700          4,797,348
                                                               ------------
                                                                 11,211,108
                                                               ------------
TELEPHONES -- 4.1%
AT&T Wireless Services, Inc.*                     87,700          1,260,249
SBC Communications, Inc.                          46,900          1,837,073
Verizon Communications, Inc.                     218,214         10,356,437
                                                               ------------
                                                                 13,453,759
                                                               ------------
THRIFT INSTITUTIONS -- 1.6%
Washington Mutual, Inc.                          163,000          5,330,100
                                                               ------------
TOTAL COMMON STOCK
  (Cost $303,378,812)                                           325,543,072
                                                               ------------
TEMPORARY INVESTMENTS -- 1.8%
Dreyfus Cash Management Plus #719              5,998,549          5,998,549
Goldman Sachs Financial Square Money
  Market Portfolio                                   222                222
J.P. Morgan Institutional Prime Money
  Market Portfolio                                   280                280
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $5,999,051)                                               5,999,051
                                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $309,377,863)                                          $331,542,123
                                                               ============

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 EQUITY FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $309,377,863) .....................................         $331,542,123
   Short-term investments held as collateral for securities on loan .............           89,981,875
   Dividends receivable .........................................................              304,185
   Interest receivable ..........................................................               14,337
   Receivable for capital stock sold ............................................              195,622
   Other assets .................................................................               10,226
                                                                                          ------------
          Total assets ..........................................................          422,048,368
                                                                                          ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           89,981,875
   Payable for capital stock redeemed ...........................................            2,207,585
   Accrued expenses .............................................................              298,650
                                                                                          ------------
          Total liabilities .....................................................           92,488,110
                                                                                          ------------

NET ASSETS
Applicable to 27,410,139 Institutional Shares, 1,415,026 N Shares, 14,076 A Shares
   and 1,788 B Shares of beneficial interest outstanding, $.001 par value (Note 7)        $329,560,258
                                                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($313,186,095/27,410,139) ....................................................               $11.43
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($16,192,538/1,415,026) ......................................................               $11.44
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($161,217/14,076) ............................................................               $11.45
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($11.45/0.945) (Note 5) ......................................................               $12.12
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($20,408/1,788) ..............................................................               $11.41
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                             EQUITY INCOME FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------       -------------

COMMON STOCK -- 95.1%
AEROSPACE -- 3.9%
Goodrich Corp.                                    40,100       $   1,067,462
Rockwell International Corp.                      19,200             342,912
United Technologies Corp.                         16,800           1,085,784
                                                               -------------
                                                                   2,496,158
                                                               -------------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.1%
Anheuser-Busch Cos., Inc.                         15,800             714,318
                                                               -------------
AUTOS -- 0.9%
General Motors Corp.                              12,200             592,920
                                                               -------------
BANKS -- 13.6%
Bank of America Corp.                             10,200             642,090
Bank One Corp.                                    11,567             451,691
BB&T Corp.                                        44,200           1,596,062
Citigroup, Inc.                                   17,566             886,732
First Tennessee National Corp.                    12,300             445,998
FleetBoston Financial Corp.                       33,200           1,211,800
J.P. Morgan Chase & Co.                           25,400             923,290
Keycorp                                           11,700             284,778
Mellon Financial Corp.                            30,500           1,147,410
National City Corp.                               39,900           1,166,676
                                                               -------------
                                                                   8,756,527
                                                               -------------
BUSINESS SERVICES -- 5.7%
Cendant Corp.*                                    38,000             745,180
Computer Associates International, Inc.           14,800             510,452
Dun & Bradstreet Corp.*                           12,100             427,130
Moody's Corp.                                     17,900             713,494
Oracle Corp.*                                     40,900             564,829
PeopleSoft, Inc.*                                 17,400             699,480
                                                               -------------
                                                                   3,660,565
                                                               -------------
CHEMICALS -- 4.3%
Dow Chemical Co.                                  15,000             506,700
Eastman Chemical Co.                               8,700             339,474
Minnesota Mining & Manufacturing Co.              16,200           1,915,002
                                                               -------------
                                                                   2,761,176
                                                               -------------
DRUGS -- 8.7%
AmerisourceBergen Corp.                            5,136             326,393
Amgen, Inc.*                                      22,300           1,258,612
Barr Laboratories, Inc.*                           6,100             484,096
Bristol-Myers Squibb Co.                          33,400           1,703,400
IDEC Pharmaceuticals Corp.*                        6,100             420,473
IVAX Corp.*                                       23,625             475,807
Pfizer, Inc.                                      23,325             929,501
                                                               -------------
                                                                   5,598,282
                                                               -------------
ELECTRIC & GAS -- 6.6%
DTE Energy Co.                                    15,400             645,876
Entergy Corp.                                     25,800           1,009,038
Exelon Corp.                                      10,612             508,103
KeySpan Corp.                                     24,600             852,390
NiSource, Inc.                                    20,500             472,730
TXU Corp.                                         15,400             726,110
                                                               -------------
                                                                   4,214,247
                                                               -------------


                                                 SHARES            VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
ELECTRICAL -- 1.7%
Cooper Industries, Inc.                           17,400       $     607,608
General Electric Co.                              11,700             468,936
                                                               -------------
                                                                   1,076,544
                                                               -------------
ELECTRONICS -- 3.9%
Intel Corp.                                       30,600             962,370
KLA-Tencor Corp.*                                  9,700             480,732
NVIDIA Corp.*                                     10,200             682,380
Vishay Intertechnology, Inc.*                     18,700             364,650
                                                               -------------
                                                                   2,490,132
                                                               -------------
ENERGY SERVICES -- 0.5%
Questar Corp.                                     13,400             335,670
                                                               -------------
FOOD & BEVERAGES -- 1.0%
General Mills, Inc.                               11,800             613,718
                                                               -------------
FOREST PRODUCTS & PAPER -- 2.9%
International Paper Co.                           20,500             827,175
Weyerhaeuser Co.                                  19,200           1,038,336
                                                               -------------
                                                                   1,865,511
                                                               -------------
HEALTH CARE SERVICES -- 2.2%
Baxter International, Inc.                         7,200             386,136
Cigna Corp.                                        8,200             759,730
Tenet Healthcare Corp.*                            4,700             275,984
                                                               -------------
                                                                   1,421,850
                                                               -------------
INSURANCE -- 1.6%
Allstate Corp.                                    12,100             407,770
American International Group, Inc.                 3,400             269,960
Lincoln National Corp.                             7,200             349,704
                                                               -------------
                                                                   1,027,434
                                                               -------------
MACHINERY & EQUIPMENT -- 2.3%
Caterpillar, Inc.                                 16,200             846,450
Tyco International, Ltd.                          11,100             653,790
                                                               -------------
                                                                   1,500,240
                                                               -------------
MISCELLANEOUS FINANCE -- 3.5%
Capital One Financial Corp.                        9,100             490,945
Fannie Mae                                         3,600             286,200
Lehman Brothers Holdings, Inc.                     9,800             654,640
Merrill Lynch & Co., Inc.                          9,500             495,140
USA Education, Inc.                                4,100             344,482
                                                               -------------
                                                                   2,271,407
                                                               -------------
OFFICE EQUIPMENT -- 6.1%
Autodesk, Inc.                                     8,900             331,703
International Business Machines Corp.             12,900           1,560,384
Microsoft Corp.*                                  16,400           1,086,500
Symantec Corp.*                                   14,700             975,051
                                                               -------------
                                                                   3,953,638
                                                               -------------
OIL & GAS -- 9.0%
Exxon Mobil Corp.                                 52,000           2,043,600
Kerr-McGee Corp.                                  20,800           1,139,840


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                             EQUITY INCOME FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES          VALUE+
                                                --------       -----------
COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Phillips Petroleum Co.                             9,600       $   578,496
Royal Dutch Petroleum Co.                         20,800         1,019,616
USX-Marathon Group, Inc.                          32,700           981,000
                                                               -----------
                                                                 5,762,552
                                                               -----------
RETAIL -- 7.2%
Best Buy Co., Inc.*                               11,500           856,520
BJ's Wholesale Club, Inc.*                        22,400           987,840
Federated Department Stores, Inc.*                12,000           490,800
Lowe's Cos., Inc.                                 16,800           779,688
May Department Stores Co.                         19,200           710,016
Target Corp.                                      19,200           788,160
                                                               -----------
                                                                 4,613,024
                                                               -----------
RETAIL-FOOD -- 0.4%
Winn-Dixie Stores, Inc.                           20,300           289,275
                                                               -----------
TELEPHONES -- 5.3%
SBC Communications, Inc.                          28,118         1,101,382
Verizon Communications, Inc.                      34,048         1,615,918
WorldCom, Inc. - WorldCom Group*                  50,200           706,816
                                                               -----------
                                                                 3,424,116
                                                               -----------
THRIFT INSTITUTIONS -- 2.7%
Washington Mutual, Inc.                           52,375         1,712,662
                                                               -----------
TOTAL COMMON STOCK
  (Cost $50,287,044)                                            61,151,966
                                                               -----------
TEMPORARY INVESTMENTS -- 4.9%
Dreyfus Cash Management Plus #719              1,978,353         1,978,353
Goldman Sachs Financial Square Money
  Market Portfolio                                58,541            58,541
J.P. Morgan Institutional Prime Money
  Market Portfolio                             1,082,181         1,082,181
                                                               -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,119,075)                                              3,119,075
                                                               -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $53,406,119)                                           $64,271,041
                                                               ===========

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                             EQUITY INCOME FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $53,406,119) ......................................          $64,271,041
   Short-term investments held as collateral for securities on loan .............           21,464,391
   Dividends receivable .........................................................               82,996
   Interest receivable ..........................................................                7,065
   Receivable for capital stock sold ............................................               80,980
   Other assets .................................................................               16,153
                                                                                           -----------
          Total assets ..........................................................           85,922,626
                                                                                           -----------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           21,464,391
   Payable for securities purchased .............................................            1,431,767
   Payable for capital stock redeemed ...........................................              128,943
   Accrued expenses .............................................................               49,067
                                                                                           -----------
          Total liabilities .....................................................           23,074,168
                                                                                           -----------

NET ASSETS
Applicable to 3,555,532 Institutional Shares, 237,978 N Shares, 19,866 A Shares
   and 5,296 B Shares of beneficial interest outstanding, $.001 par value (Note 7)         $62,848,458
                                                                                           ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($58,518,342/3,555,532) ......................................................               $16.46
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($3,916,160/237,978) .........................................................               $16.46
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($326,960/19,866) ............................................................               $16.46
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($16.46/0.945) (Note 5) ......................................................               $17.42
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($86,996/5,296) ..............................................................               $16.43
                                                                                                ======


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                              CORE EQUITY FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK -- 97.9%
AEROSPACE -- 2.8%
Lockheed Martin Corp.                             65,100       $   3,038,217
Raytheon Co.                                      42,440           1,378,027
                                                               -------------
                                                                   4,416,244
                                                               -------------
ALCOHOLIC BEVERAGES & TOBACCO -- 1.1%
Anheuser-Busch Cos., Inc.                         38,462           1,738,867
                                                               -------------
APPAREL, TEXTILES -- 0.7%
Jones Apparel Group, Inc.*                        34,000           1,127,780
                                                               -------------
AUTO RELATED -- 1.0%
Harley-Davidson, Inc.                             15,500             841,805
Lear Corp.*                                       20,000             762,800
                                                               -------------
                                                                   1,604,605
                                                               -------------
BANKS -- 8.0%
Associated Banc-Corp                              64,300           2,269,147
Bank of America Corp.                             34,000           2,140,300
Citigroup, Inc.                                   90,364           4,561,575
J.P. Morgan Chase & Co.                           30,400           1,105,040
Southtrust Corp.                                  39,600             976,932
U.S. Bancorp                                      76,000           1,590,680
                                                               -------------
                                                                  12,643,674
                                                               -------------
BUSINESS SERVICES -- 2.5%
Automatic Data Processing, Inc.                   17,381           1,023,741
Fiserv, Inc.*                                     22,800             964,896
Oracle Corp.*                                    138,420           1,911,580
                                                               -------------
                                                                   3,900,217
                                                               -------------
COSMETICS & SOAP -- 2.8%
Colgate-Palmolive Co.                             28,760           1,660,890
Procter & Gamble Co.                              35,060           2,774,298
                                                               -------------
                                                                   4,435,188
                                                               -------------
DRUGS -- 11.5%
Abbott Laboratories, Inc.                         50,439           2,811,974
American Home Products Corp.                      22,520           1,381,827
Amgen, Inc.*                                      39,900           2,251,956
Bristol-Myers Squibb Co.                          52,820           2,693,820
Cardinal Health, Inc.                             24,160           1,562,186
Immunex Corp.*                                    35,500             983,705
Merck & Co., Inc.                                 20,995           1,234,506
Mylan Laboratories, Inc.                          29,400           1,102,500
Pfizer, Inc.                                      50,650           2,018,402
Schering Plough Corp.                             60,010           2,148,958
                                                               -------------
                                                                  18,189,834
                                                               -------------
ELECTRIC & GAS -- 2.1%
Entergy Corp.                                     60,500           2,366,155
Reliant Energy, Inc.                              36,500             967,980
                                                               -------------
                                                                   3,334,135
                                                               -------------



                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
ELECTRICAL -- 4.5%
General Electric Co.                             161,075          $6,455,886
Johnson Controls, Inc.                             8,400             678,300
                                                               -------------
                                                                   7,134,186
                                                               -------------
ELECTRONICS -- 7.0%
AOL Time Warner, Inc.*                            70,565           2,265,137
Intel Corp.                                      160,325           5,042,221
Motorola, Inc.                                    82,850           1,244,407
RF Micro Devices, Inc.*                           32,812             630,975
Texas Instruments, Inc.                           37,000           1,036,000
VeriSign, Inc.*                                   23,800             905,352
                                                               -------------
                                                                  11,124,092
                                                               -------------
FOOD & BEVERAGES -- 1.5%
Pepsico, Inc.                                     48,179           2,345,836
                                                               -------------
HEALTH CARE SERVICES -- 4.1%
Beckman Coulter, Inc.                             35,060           1,553,158
Becton, Dickinson & Co.                           53,000           1,756,950
Oxford Health Plans, Inc.*                        30,800             928,312
Stryker Corp.                                     25,100           1,465,087
Tenet Healthcare Corp.*                           12,500             734,000
                                                               -------------
                                                                   6,437,507
                                                               -------------
HOTELS & RESTAURANTS -- 2.0%
Brinker International, Inc.*                      62,000           1,845,120
Darden Restaurants, Inc.                          16,500             584,100
Tricon Global Restaurants, Inc.*                  16,000             787,200
                                                               -------------
                                                                   3,216,420
                                                               -------------
INSURANCE -- 3.1%
AFLAC, Inc.                                       45,205           1,110,235
American International Group, Inc.                27,198           2,159,521
MGIC Investment Corp.                             26,290           1,622,619
                                                               -------------
                                                                   4,892,375
                                                               -------------
MACHINERY & EQUIPMENT -- 3.4%
Tyco International, Ltd.                          91,405           5,383,755
                                                               -------------
MEDIA -- 0.9%
Viacom, Inc. Class B*                             31,400           1,386,310
                                                               -------------
MISCELLANEOUS FINANCE -- 4.2%
Capital One Financial Corp.                       31,192           1,682,808
Fannie Mae                                        12,770           1,015,215
Freddie Mac                                       11,065             723,651
Lehman Brothers Holdings, Inc.                    25,092           1,676,146
Morgan Stanley Dean Witter & Co.                  26,200           1,465,628
                                                               -------------
                                                                   6,563,448
                                                               -------------
OFFICE EQUIPMENT -- 9.6%
Cisco Systems, Inc.*                             126,085           2,283,399
Dell Computer Corp.*                              67,240           1,827,583
EMC Corp.*                                        71,800             964,992

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                              CORE EQUITY FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT (CONTINUED)
Hewlett Packard Co.                               48,220          $  990,439
International Business Machines Corp.             25,120           3,038,515
Microsoft Corp.*                                  78,200           5,180,750
VERITAS Software Corp.*                           17,900             802,457
                                                               -------------
                                                                  15,088,135
                                                               -------------
OIL & GAS -- 6.9%
El Paso Corp.                                     69,113           3,083,131
Exxon Mobil Corp.                                 84,400           3,316,920
Ultramar Diamond Shamrock Corp.                   28,830           1,426,508
USX-Marathon Group, Inc.                         104,485           3,134,550
                                                               -------------
                                                                  10,961,109
                                                               -------------
POLLUTION CONTROL -- 0.9%
Republic Services, Inc.*                          70,455           1,406,986
                                                               -------------
RETAIL -- 7.0%
Abercrombie & Fitch Co. Class A*                  54,200           1,437,926
Bed, Bath & Beyond, Inc.*                         82,900           2,810,310
Circuit City Stores, Inc.                         25,000             648,750
Home Depot, Inc.                                  24,200           1,234,442
Target Corp.                                      44,880           1,842,324
Wal-Mart Stores, Inc.                             22,465           1,292,861
Walgreen Co.                                      51,470           1,732,480
                                                               -------------
                                                                  10,999,093
                                                               -------------
RETAIL-FOOD -- 1.1%
Safeway, Inc.*                                    25,330           1,057,528
Starbucks Corp.*                                  39,200             746,760
                                                               -------------
                                                                   1,804,288
                                                               -------------
TELEPHONES -- 8.2%
AT&T Corp.                                        58,600           1,063,004
AT&T Wireless Services, Inc.*                     85,057           1,222,269
Qualcomm, Inc.*                                   29,100           1,469,550
SBC Communications, Inc.                          94,588           3,705,012
Verizon Communications, Inc.                      87,692           4,161,862
WorldCom, Inc. - WorldCom Group*                  90,600           1,275,648
                                                               -------------
                                                                  12,897,345
                                                               -------------
THRIFT INSTITUTIONS -- 1.0%
Washington Mutual, Inc.                           50,500           1,651,350
                                                               -------------
TOTAL COMMON STOCK
  (Cost $130,657,349)                                            154,682,779
                                                               -------------

                                                 SHARES           VALUE+
                                                --------      --------------

TEMPORARY INVESTMENTS -- 2.1%
Dreyfus Cash Management Plus #719              3,346,335       $   3,346,335
Goldman Sachs Financial Square
Money Market Portfolio                             2,403               2,403
J.P. Morgan Institutional Prime Money
Market Portfolio                                   6,515               6,515
                                                               -------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,355,253)                                                3,355,253
                                                               -------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $134,012,602)                                          $ 158,038,032
                                                               =============

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                              CORE EQUITY FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $134,012,602) .....................................         $158,038,032
   Short-term investments held as collateral for securities on loan .............           47,137,173
   Dividends receivable .........................................................              109,947
   Interest receivable ..........................................................                8,786
   Receivable for capital stock sold ............................................              479,206
   Other assets .................................................................               15,986
                                                                                          ------------
          Total assets ..........................................................          205,789,130
                                                                                          ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           47,137,173
   Payable for capital stock redeemed ...........................................            2,043,539
   Accrued expenses .............................................................              160,253
                                                                                          ------------
          Total liabilities .....................................................           49,340,965
                                                                                          ------------

NET ASSETS
Applicable to 7,166,284 Institutional Shares, 270,667 N Shares, 31,302.919 A
   Shares and 629.280 B Shares of beneficial interest outstanding, $.001 par
   value (Note 7) ...............................................................         $156,448,165
                                                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($150,174,885/7,166,284) .....................................................               $20.96
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($5,611,525/270,667) .........................................................               $20.73
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($648,754/31,302.919) ........................................................               $20.73
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($20.73/0.945) (Note 5) ......................................................               $21.94
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($13,001/629.280) ............................................................               $20.66
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         SMALL-CAP OPPORTUNITY FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK -- 97.9%
APPAREL, TEXTILES -- 1.0%
Christopher & Banks Corp.*                       124,650       $   4,269,262
                                                               -------------
AUTO-RELATED -- 1.5%
Sonic Automotive, Inc.*                          273,000           6,399,120
                                                               -------------
BANKS -- 6.6%
American Home Mortgage Holdings, Inc.            327,400           3,961,540
Capitol Federal Financial                         90,400           1,883,936
Commerce Bancshares, Inc.                         45,664           1,780,439
Community First Bankshares, Inc.                 200,300           5,145,707
Doral Financial Corp.                            255,100           7,961,671
East West Bancorp, Inc.                           81,500           2,098,625
First Midwest Bancorp                             39,250           1,145,708
Irwin Financial Corp.                            192,800           3,277,600
Wintrust Financial Corp.                          29,600             904,872
                                                               -------------
                                                                  28,160,098
                                                               -------------
BUSINESS SERVICES -- 11.4%
ADVO, Inc.*                                       94,200           4,050,600
C.H. Robinson Worldwide, Inc.                     44,600           1,289,609
Coinstar, Inc.*                                  125,200           3,130,000
Corinthian Colleges, Inc.*                       102,000           4,170,780
Corporate Executive Board Co.*                   169,000           6,202,300
Fair, Isaac & Co., Inc.                          113,800           7,171,676
FTI Consulting, Inc.*                             58,000           1,902,400
Kronos, Inc.*                                     82,400           3,986,512
Lightbridge, Inc.*                               295,800           3,593,970
Quovadx, Inc.*                                    88,400             808,860
Right Management Consultants, Inc.*              110,100           1,904,730
Sylvan Learning Systems, Inc.*                   201,500           4,447,105
Verity, Inc.*                                    169,500           3,432,375
Websense, Inc.*                                   68,800           2,206,416
                                                               -------------
                                                                  48,297,333
                                                               -------------
CASINOS -- 2.0%
Argosy Gaming Co.*                               173,400           5,638,968
Aztar Corp.*                                     158,900           2,907,870
                                                               -------------
                                                                   8,546,838
                                                               -------------
CHEMICALS -- 1.7%
Minerals Technologies, Inc.                       73,400           3,423,376
RPM, Inc.                                        262,700           3,798,642
                                                               -------------
                                                                   7,222,018
                                                               -------------
CONSTRUCTION -- 5.7%
Apogee Enterprises, Inc.                         184,100           2,912,462
Crossmann Communities, Inc.*                      41,800           1,379,400
Elcor Corp.                                      102,400           2,845,696
EMCOR Group, Inc.*                                78,900           3,582,060
KB Home                                           56,600           2,269,660
LNR Property Corp.                                83,100           2,591,058
Pulte Homes, Inc.                                189,889           8,482,342
                                                               -------------
                                                                  24,062,678
                                                               -------------



                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
DRUGS -- 3.4%
D & K Healthcare Resources, Inc.                 111,400       $   6,344,230
Roper Industries, Inc.                            41,400           2,049,300
SICOR, Inc.*                                     372,000           5,832,960
                                                               -------------
                                                                  14,226,490
                                                               -------------
ELECTRIC & GAS -- 3.4%
Calpine Corp.*                                    89,400           1,501,026
IDACORP, Inc.                                    131,200           5,326,720
Sierra Pacific Resources                         404,200           6,083,210
WPS Resources Corp.                               43,200           1,578,960
                                                               -------------
                                                                  14,489,916
                                                               -------------
ELECTRICAL -- 1.7%
Credence Systems Corp.*                          255,000           4,735,350
Mettler-Toledo International, Inc.*               45,200           2,343,620
                                                               -------------
                                                                   7,078,970
                                                               -------------
ELECTRONICS -- 10.2%
Amphenol Corp. Class A*                           93,000           4,468,650
Centillium Communications, Inc.*                 267,300           2,100,978
Exar Corp.*                                      140,800           2,935,680
FEI Co.*                                         110,800           3,491,308
Metro One Telecommunications, Inc.*              248,200           7,508,050
Micrel, Inc.*                                    154,300           4,047,289
Nanometrics, Inc.*                                42,400             822,560
Park Electrochemical Corp.                        70,350           1,857,240
Pericom Semiconductor Corp.*                     111,100           1,610,950
Semtech Corp.*                                   100,700           3,593,983
Trimble Navigation, Ltd.*                        117,200           1,899,812
Varian, Inc.*                                    174,700           5,667,268
VeriSign, Inc.*                                   83,421           3,173,335
                                                               -------------
                                                                  43,177,103
                                                               -------------
ENERGY SERVICES -- 0.8%
McDermott International, Inc.*                   276,900           3,397,563
                                                               -------------
FOOD & BEVERAGES -- 1.3%
Dole Food Co., Inc.                              201,900           5,416,977
                                                               -------------
HEALTH CARE SERVICES -- 12.3%
Accredo Health, Inc.*                            133,500           5,299,950
AdvancePCS*                                       93,600           2,747,160
American Medical Systems Holdings, Inc.*         158,100           3,271,089
ArthroCare Corp.*                                 99,200           1,778,656
Charles River Laboratories
  International, Inc.*                           185,700           6,217,236
Coventry Health Care, Inc.*                      283,500           5,655,825
Diagnostic Products Corp.                        104,400           4,588,380
Henry Schein, Inc.*                              141,500           5,239,745
ICU Medical, Inc.*                                39,600           1,762,200
Kendle International, Inc.*                       86,000           1,733,760
Mentor Corp.                                     103,000           2,941,680
Mid Atlantic Medical Services, Inc.*             210,500           4,778,350
Pharmaceutical Product
  Development, Inc.*                             106,100           3,428,091
Universal Health Services, Inc. Class B*          68,600           2,934,708
                                                               -------------
                                                                  52,376,830
                                                               -------------

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         SMALL-CAP OPPORTUNITY FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
HOTELS & RESTAURANTS -- 2.9%
Applebee's International, Inc.                   115,500       $   3,950,100
Brinker International, Inc.*                     286,050           8,512,848
                                                               -------------
                                                                  12,462,948
                                                               -------------
INSURANCE -- 1.0%
American Physicians Capital, Inc.*                74,900           1,629,075
AmerUs Group Co.                                  70,300           2,519,552
                                                               -------------
                                                                   4,148,627
                                                               -------------
MACHINERY & EQUIPMENT -- 0.5%
Albany International Corp. Class A*               87,200           1,892,240
                                                               -------------
MEDIA -- 0.4%
Cumulus Media, Inc. Class A*                     116,200           1,880,116
                                                               -------------
MISCELLANEOUS FINANCE -- 3.0%
AmeriCredit Corp.*                               271,400           8,562,670
Corrections Corp. of America*                     85,300           1,583,168
Highwoods Properties, Inc.*                       49,200           1,276,740
Metris Cos., Inc.                                 49,526           1,273,313
                                                               -------------
                                                                  12,695,891
                                                               -------------
OFFICE EQUIPMENT -- 3.8%
ANSYS, Inc.*                                     109,200           2,691,780
Mentor Graphics Corp.*                           136,400           3,214,948
Mercury Computer Systems, Inc.*                   62,500           2,444,375
MSC.Software Corp.                               137,100           2,138,760
SERENA Software, Inc.*                           194,500           4,228,430
Ulticom, Inc.*                                   156,900           1,578,414
                                                               -------------
                                                                  16,296,707
                                                               -------------
OIL & GAS -- 4.5%
EOTT Energy Partners, L.P.                        61,500             925,575
Frontier Oil Corp.                               110,100           1,832,064
Key Energy Services, Inc.*                       320,500           2,948,600
Patina Oil & Gas Corp.                           126,700           3,484,250
Tesoro Petroleum Corp.*                          148,100           1,941,591
Western Gas Resources, Inc.                      198,900           6,428,448
XTO Energy, Inc.                                  92,250           1,614,375
                                                               -------------
                                                                  19,174,903
                                                               -------------
PHOTOGRAPHIC -- 0.9%
Applied Films Corp.*                             126,500           3,953,125
                                                               -------------
POLLUTION CONTROL -- 1.4%
Stericycle, Inc.*                                 98,100           5,972,328
                                                               -------------
RETAIL -- 9.4%
Action Performance Cos., Inc.*                    33,200           1,016,252
Burlington Coat Factory Warehouse Corp.           87,600           1,471,680
Chico's FAS, Inc.*                               223,900           8,888,830
Copart, Inc.*                                    208,400           7,579,508
Dress Barn, Inc.*                                 73,500           1,838,235
Michaels Stores, Inc.*                           255,100           8,405,545




                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Oakley, Inc.*                                    178,000       $  2,894,280
ScanSource, Inc.*                                 59,700          2,841,720
Too, Inc.*                                       184,400          5,071,000
                                                               ------------
                                                                 40,007,050
                                                               ------------
RETAIL-FOOD -- 3.2%
Fleming Cos., Inc.                               171,200          3,167,200
Great Atlantic & Pacific Tea Co., Inc.*          126,800          3,015,304
Interstate Bakeries Corp.                        169,000          4,086,420
RARE Hospitality International, Inc.*            145,600          3,281,824
                                                               ------------
                                                                 13,550,748
                                                               ------------
THRIFT INSTITUTIONS -- 3.1%
BankAtlantic Bancorp, Inc. Class A               391,900          3,597,642
Bankunited Financial Corp. Class A*              182,100          2,704,185
Downey Financial Corp.                            42,800          1,765,500
Flagstar Bancorp, Inc.                            60,300          1,213,839
MAF Bancorp, Inc.                                 56,600          1,669,700
Storage USA, Inc.                                 52,900          2,227,090
                                                               ------------
                                                                 13,177,956
                                                               ------------
TRUCKING -- 0.8%
Roadway Corp.                                     90,700          3,328,690
                                                               ------------
TOTAL COMMON STOCK
  (Cost $347,956,394)                                           415,662,525
                                                               ------------
TEMPORARY INVESTMENTS -- 2.1%
Dreyfus Cash Management Plus #719              6,678,488          6,678,488
Goldman Sachs Financial Square Money
  Market Portfolio                             1,829,675          1,829,675
J.P. Morgan Institutional Prime Money
  Market Portfolio                               309,420            309,420
                                                               ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $8,817,583)                                               8,817,583
                                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $356,773,977)                                          $424,480,108
                                                               ============

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                         SMALL-CAP OPPORTUNITY FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $356,773,977) .....................................         $424,480,108
   Short-term investments held as collateral for securities on loan .............           60,561,263
   Dividends receivable .........................................................              113,532
   Interest receivable ..........................................................               35,375
   Receivable for securities sold ...............................................            1,823,581
   Receivable for capital stock sold ............................................            3,093,310
   Other assets .................................................................               21,023
                                                                                          ------------
          Total assets ..........................................................          490,128,192
                                                                                          ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           60,561,263
   Payable for securities purchased .............................................            4,237,581
   Payable for capital stock redeemed ...........................................            4,933,542
   Accrued expenses .............................................................              440,102
                                                                                          ------------
          Total liabilities .....................................................           70,172,488
                                                                                          ------------

NET ASSETS
Applicable to 23,237,260 Institutional Shares, 476,009 N Shares, 14,112 A Shares
   and 2,347 B Shares of beneficial interest outstanding, $.001 par value (Note 7)        $419,955,704
                                                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($411,368,296/23,237,260) ....................................................               $17.70
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($8,300,638/476,009) .........................................................               $17.44
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($245,993/14,112) ............................................................               $17.43
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($17.43/0.945) (Note 5) ......................................................               $18.44
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($40,777/2,347) ..............................................................               $17.37
                                                                                                ======


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            SMALL-CAP VALUE FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK -- 96.3%
AEROSPACE -- 4.0%
Curtiss-Wright Corp.                              37,980       $   1,813,545
GenCorp, Inc.                                    136,700           1,928,837
Moog, Inc.*                                      136,650           2,978,970
Triumph Group, Inc.*                             111,200           3,614,000
                                                               -------------
                                                                  10,335,352
                                                               -------------
ALCOHOLIC BEVERAGES & TOBACCO -- 3.3%
Constellation Brands, Inc. Class A*              151,700           6,500,345
Universal Corp.                                   51,800           1,886,038
                                                               -------------
                                                                   8,386,383
                                                               -------------
APPAREL, TEXTILES -- 3.8%
Mohawk Industries, Inc.*                         130,000           7,134,400
Nautica Enterprises, Inc.*                        97,100           1,241,909
Timberland Co. Class A*                           36,100           1,338,588
                                                               -------------
                                                                   9,714,897
                                                               -------------
AUTO RELATED -- 0.5%
Lear Corp.*                                       35,300           1,346,342
                                                               -------------
BANKS -- 9.2%
Centennial Bancorp                               103,800             766,044
Colonial BancGroup, Inc.                         201,600           2,840,544
Corus Bankshares, Inc.                            47,760           2,168,304
East West Bancorp, Inc.                           53,500           1,377,625
GBC Bancorp                                      105,900           3,124,050
Independent Bank Corp.                           110,700           2,378,943
Local Financial Corp.*                            99,700           1,394,803
Pacific Century Financial Corp.                  278,600           7,212,954
Sterling Bancshares, Inc.*                       206,650           2,587,258
                                                               -------------
                                                                  23,850,525
                                                               -------------
BUSINESS SERVICES -- 1.6%
R.H. Donnelley Corp.                             142,000           4,125,100
                                                               -------------
CHEMICALS -- 1.5%
F.M.C. Corp.*                                     20,550           1,222,725
Lubrizol Corp.                                    71,800           2,519,462
                                                               -------------
                                                                   3,742,187
                                                               -------------
CONSTRUCTION -- 8.1%
EMCOR Group, Inc.*                                38,600           1,752,440
Florida Rock Industries, Inc.                    138,175           5,054,441
LNR Property Corp.                               217,060           6,767,931
Pulte Homes, Inc.                                165,207           7,379,797
                                                               -------------
                                                                  20,954,609
                                                               -------------
CONTAINERS -- 0.4%
Libbey, Inc.                                      31,900           1,041,535
                                                               -------------
ELECTRIC & GAS -- 5.0%
IDACORP, Inc.                                    178,800           7,259,280
PNM Resources, Inc.                              148,900           4,161,755
WGL Holdings, Inc.                                54,100           1,572,687
                                                               -------------
                                                                  12,993,722
                                                               -------------



                                                 SHARES           VALUE+
                                                --------      --------------
COMMON STOCK (CONTINUED)
ELECTRICAL -- 4.8%
UIL Holdings Corp.                                99,400       $   5,099,220
Woodward Governor Co.                            126,210           7,351,732
                                                               -------------
                                                                  12,450,952
                                                               -------------
ELECTRONICS -- 2.7%
ESCO Technologies, Inc.*                          80,220           2,766,788
Rogers Corp.*                                     77,500           2,348,250
Tollgrade Communications, Inc.*                   56,900           1,897,615
                                                               -------------
                                                                   7,012,653
                                                               -------------
FOOD & BEVERAGES -- 3.2%
Dean Foods Co.*                                   82,000           5,592,400
Smithfield Foods, Inc.*                          121,700           2,682,268
                                                               -------------
                                                                   8,274,668
                                                               -------------
HEALTH CARE SERVICES -- 5.0%
Cooper Cos., Inc.*                                67,050           3,351,159
Datascope Corp.                                  172,330           5,845,434
Sunrise Assisted Living, Inc.*                   124,300           3,618,373
                                                               -------------
                                                                  12,814,966
                                                               -------------
HOTELS & RESTAURANTS -- 2.4%
Bob Evans Farms, Inc.                             59,200           1,454,544
Landry's Restaurants, Inc.                       118,000           2,200,700
Papa John's International, Inc.*                  94,700           2,602,356
                                                               -------------
                                                                   6,257,600
                                                               -------------
INSURANCE -- 7.3%
AmerUs Group Co.                                 177,200           6,350,848
Commerce Group, Inc.                             117,700           4,436,113
Delphi Financial Group, Inc. Class A*             39,040           1,300,032
Fidelity National Financial, Inc.                251,600           6,239,680
Kansas City Life Insurance Co.                    11,300             419,230
                                                               -------------
                                                                  18,745,903
                                                               -------------
MACHINERY & EQUIPMENT -- 3.4%
Graco, Inc.                                       55,670           2,173,913
JLG Industries, Inc.                             108,300           1,153,395
SPS Technologies, Inc.*                          110,040           3,842,597
Tecumseh Products Co. Class A                     30,400           1,539,152
                                                               -------------
                                                                   8,709,057
                                                               -------------
METALS -- 1.8%
Mueller Industries, Inc.*                         49,100           1,632,575
Reliance Steel & Aluminum Corp.                  114,750           3,012,188
                                                               -------------
                                                                   4,644,763
                                                               -------------
MISCELLANEOUS FINANCE -- 10.1%
Financial Federal Corp.*                          75,150           2,348,438
Highwoods Properties, Inc.*                      193,100           5,010,945
HRPT Properties Trust                            557,400           4,827,084
iStar Financial, Inc.                             35,200             878,240
Jefferies Group, Inc.                            143,410           6,067,677

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            SMALL-CAP VALUE FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE (CONTINUED)
Metris Cos., Inc.                                111,900      $  2,876,949
New Plan Excel Realty Trust                      215,790         4,110,800
                                                              ------------
                                                                26,120,133
                                                              ------------
OFFICE EQUIPMENT -- 2.2%
Tech Data Corp.*                                 133,100         5,760,568
                                                              ------------
OIL & GAS -- 1.4%
Patina Oil & Gas Corp.                           110,200         3,030,500
Vintage Petroleum, Inc.                           37,700           544,765
                                                              ------------
                                                                 3,575,265
                                                              ------------
POLLUTION CONTROL -- 1.2%
URS Corp.*                                       113,000         3,097,330
                                                              ------------
RETAIL -- 5.4%
Dress Barn, Inc.*                                 70,500         1,763,205
Footstar, Inc.*                                  161,900         5,067,470
Rent-A-Center, Inc.*                             159,590         5,357,436
Zale Corp.*                                       40,900         1,712,892
                                                              ------------
                                                                13,901,003
                                                              ------------
THRIFT INSTITUTIONS -- 5.6%
Downey Financial Corp.                           123,700         5,102,625
First Sentinel Bancorp, Inc.                      91,100         1,140,572
Flagstar Bancorp, Inc.                            93,100         1,874,103
MAF Bancorp, Inc.                                 82,650         2,438,175
Storage USA, Inc.                                 95,300         4,012,130
                                                              ------------
                                                                14,567,605
                                                              ------------
TRUCKING -- 2.4%
Landstar System, Inc.*                            16,900         1,225,419
Roadway Corp.                                    105,200         3,860,840
USFreightways Corp.                               39,200         1,230,880
                                                              ------------
                                                                 6,317,139
                                                              ------------
TOTAL COMMON STOCK
  (Cost $223,319,135)                                          248,740,257
                                                              ------------
TEMPORARY INVESTMENTS -- 3.7%
Dreyfus Cash Management Plus #719              7,393,512         7,393,512
Goldman Sachs Financial Square Money
  Market Portfolio                             2,105,155         2,105,155
J.P. Morgan Institutional Prime Money
  Market Portfolio                                 2,159             2,159
                                                              ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $9,500,826)                                              9,500,826
                                                              ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $232,819,961)                                         $258,241,083
                                                              ============

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            SMALL-CAP VALUE FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $232,819,961) .....................................         $258,241,083
   Short-term investments held as collateral for securities on loan .............           23,964,787
   Dividends receivable .........................................................              233,008
   Interest receivable ..........................................................               23,748
   Receivable for capital stock sold ............................................              291,281
   Other assets .................................................................               16,253
                                                                                          ------------
          Total assets ..........................................................          282,770,160
                                                                                          ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           23,964,787
   Payable for securities purchased .............................................            6,167,271
   Payable for capital stock redeemed ...........................................              284,383
   Accrued expenses .............................................................              203,054
                                                                                          ------------
          Total liabilities .....................................................           30,619,495
                                                                                          ------------

NET ASSETS
Applicable to 6,724,637 Institutional Shares, 94,454 N Shares, 9,281 A Shares
   and 8,240 B Shares of beneficial interest outstanding, $.001 par value (Note 7)        $252,150,665
                                                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($248,030,263/6,724,637) .....................................................               $36.88
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($3,476,691/94,454) ..........................................................               $36.81
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($341,390/9,281) .............................................................               $36.78
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($36.78/0.945) (Note 5) ......................................................               $38.92
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($302,321/8,240) .............................................................               $36.69
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK -- 98.1%
AEROSPACE -- 1.7%
Allegheny Technologies, Inc.                       3,423       $      57,335
Boeing Co.                                        37,454           1,452,466
Conexant Systems, Inc.*                           10,561             151,656
General Dynamics Corp.                             8,630             687,293
Goodrich Corp.                                     4,462             118,778
Honeywell International, Inc.                     34,745           1,175,076
Lockheed Martin Corp.                             18,656             870,676
Northrop Grumman Holdings Corp.                    4,744             478,243
PerkinElmer, Inc.                                  5,226             183,015
Raytheon Co.                                      16,498             535,690
Rockwell Collins, Inc.                             7,843             152,938
Rockwell International Corp.                       7,843             140,076
Textron, Inc.                                      6,090             252,491
United Technologies Corp.                         20,205           1,305,849
                                                               -------------
                                                                   7,561,582
                                                               -------------
AIR TRANSPORT -- 0.2%
AMR Corp.*                                         6,581             145,901
Delta Air Lines, Inc.                              5,296             154,961
Southwest Airlines Co.                            32,713             604,536
U.S. Airways Group, Inc.*                          2,900              18,386
                                                               -------------
                                                                     923,784
                                                               -------------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.5%
Anheuser-Busch Cos., Inc.                         38,489           1,740,088
Brown-Forman Corp. Class B                         2,971             185,985
Coors Adolph Co. Class B                           1,608              85,867
Fortune Brands, Inc.                               6,566             259,948
Philip Morris Cos., Inc.                          94,309           4,324,068
UST, Inc.                                          7,047             246,645
                                                               -------------
                                                                   6,842,601
                                                               -------------
APPAREL, TEXTILES -- 0.3%
Jones Apparel Group, Inc.*                         5,200             172,484
Liz Claiborne, Inc.                                2,301             114,475
Nike, Inc. Class B                                11,592             651,934
Reebok International, Ltd.*                        2,551              67,601
VF Corp.                                           4,770             186,078
                                                               -------------
                                                                   1,192,572
                                                               -------------
AUTO RELATED -- 0.5%
Cooper Tire & Rubber Co.                           3,160              50,434
Dana Corp.                                         6,353              88,180
Delphi Automotive Systems Corp.                   24,033             328,291
Eaton Corp.                                        2,971             221,072
Genuine Parts Co.                                  7,418             272,241
Goodyear Tire & Rubber Co.                         6,855             163,218
Harley-Davidson, Inc.                             12,939             702,717
T.R.W., Inc.                                       5,361             198,571
Visteon Corp.                                      5,568              83,743
                                                               -------------
                                                                   2,108,467
                                                               -------------


                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
AUTOS -- 0.5%
Ford Motor Co.                                    78,490       $   1,233,863
General Motors Corp.                              23,503           1,142,246
Navistar International Corp.*                      2,543             100,448
                                                               -------------
                                                                   2,476,557
                                                               -------------
BANKS -- 8.9%
AmSouth Bancorp                                   15,888             300,283
Bank of America Corp.                             68,798           4,330,834
Bank of New York Co., Inc.                        31,502           1,285,282
Bank One Corp.                                    49,967           1,951,211
BB&T Corp.                                        18,808             679,157
Citigroup, Inc.                                  215,662          10,886,618
Comerica, Inc.                                     7,607             435,881
Fifth Third Bancorp                               24,712           1,515,587
FleetBoston Financial Corp.                       46,466           1,696,009
Huntington Bancshares, Inc.                       10,722             184,311
J.P. Morgan Chase & Co.                           85,137           3,094,730
Keycorp                                           18,227             443,645
MBNA Corp.                                        36,560           1,286,912
Mellon Financial Corp.                            20,507             771,473
National City Corp.                               25,722             752,111
Northern Trust Corp.                               9,574             576,546
PNC Financial Services Group, Inc.                12,416             697,779
Regions Financial Corp.                            9,800             293,412
Southtrust Corp.                                  14,583             359,763
State Street Corp.                                13,992             731,082
Suntrust Banks, Inc.                              12,523             785,192
Synovus Financial Corp.                           12,422             311,171
U.S. Bancorp                                      81,777           1,711,593
Union Planters Corp.                               5,842             263,649
Wachovia Corp.                                    60,094           1,884,548
Wells Fargo & Co.                                 73,581           3,197,094
Zions Bancorp                                      4,000             210,320
                                                               -------------
                                                                  40,636,193
                                                               -------------
BUSINESS SERVICES -- 3.5%
Acuity Brands, Inc.                                1,802              21,804
Ambase Corp.*                                      2,000               2,060
Automatic Data Processing, Inc.                   26,734           1,574,633
Avaya, Inc.*                                      12,195             148,169
BMC Software, Inc.*                               10,487             171,672
Cendant Corp.*                                    41,523             814,266
Computer Associates International, Inc.           24,697             851,800
Computer Sciences Corp.*                           7,211             353,195
Concord EFS, Inc.*                                20,710             678,874
Convergys Corp.*                                   7,361             275,964
Deluxe Corp.                                       3,061             127,276
Ecolab, Inc.                                       5,484             220,731
Electronic Data Systems Corp.                     20,064           1,375,387
FedEx Corp.*                                      13,130             681,184
First Data Corp.                                  16,801           1,318,038
Fiserv, Inc.*                                      7,970             337,290
H & R Block, Inc.                                  7,858             351,253
Interpublic Group of Cos., Inc.                   16,056             474,294


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Intuit, Inc.*                                      8,986       $     384,421
Moody's Corp.                                      6,728             268,178
National Service Industries, Inc.                  1,802               3,640
Oracle Corp.*                                    240,777           3,325,130
Paychex, Inc.                                     15,976             556,764
PeopleSoft, Inc.*                                 12,624             507,485
Quintiles Transnational Corp.*                     5,041              80,908
Robert Half International, Inc.*                   7,532             201,104
Sabre Holdings Corp. Class A*                      5,701             241,437
Sapient Corp.*                                     5,320              41,070
Siebel Systems, Inc.*                             19,399             542,784
TMP Worldwide, Inc.*                               4,600             197,340
                                                               -------------
                                                                  16,128,151
                                                               -------------
CASINOS -- 0.1%
Harrah's Entertainment, Inc.*                      5,008             185,346
International Game Technology*                     3,200             218,560
                                                               -------------
                                                                     403,906
                                                               -------------
CHEMICALS -- 1.7%
Air Products & Chemicals, Inc.                     9,813             460,328
Avery Dennison Corp.                               4,713             266,426
Corning, Inc.                                     39,905             355,953
Dow Chemical Co.                                  38,520           1,301,206
E.I. du Pont de Nemours & Co.                     44,716           1,900,877
Eastman Chemical Co.                               3,263             127,322
F.M.C. Corp.*                                      1,311              78,004
Great Lakes Chemical Corp.                         2,126              51,619
Hercules, Inc.*                                    4,677              46,770
Minnesota Mining & Manufacturing Co.              16,952           2,003,896
P.P.G. Industries, Inc.                            7,195             372,125
Praxair, Inc.                                      6,848             378,352
Rohm & Haas Co.                                    9,479             328,258
Sealed Air Corp.*                                  3,576             145,972
Sigma Aldrich Corp.                                3,277             129,147
                                                               -------------
                                                                   7,946,255
                                                               -------------
CONSTRUCTION -- 0.3%
Centex Corp.                                       2,548             145,465
Fluor Corp.                                        3,420             127,908
KB Home                                            1,937              77,674
Masco Corp.                                       19,675             482,037
Pulte Homes, Inc.                                  2,485             111,005
Sherwin Williams Co.                               6,738             185,295
Vulcan Materials Co.                               4,378             209,881
                                                               -------------
                                                                   1,339,265
                                                               -------------
CONTAINERS -- 0.0%
Ball Corp.                                         1,210              85,547
Bemis Co., Inc.                                    2,262             111,245
                                                               -------------
                                                                     196,792
                                                               -------------
COSMETICS & SOAP -- 1.8%
Alberto-Culver Co. Class B                         2,412             107,913
Avon Products, Inc.                               10,222             475,323
Clorox Co.                                        10,146             401,274



                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
COSMETICS & SOAP (CONTINUED)
Colgate-Palmolive Co.                             24,110       $   1,392,352
Gillette Co.                                      45,196           1,509,546
International Flavors & Fragrances, Inc.           4,128             122,643
Procter & Gamble Co.                              55,519           4,393,218
                                                               -------------
                                                                   8,402,269
                                                               -------------
DRUGS -- 11.2%
Abbott Laboratories, Inc.                         66,448           3,704,476
Allergan, Inc.                                     5,692             427,185
American Home Products Corp.                      56,413           3,461,502
Amgen, Inc.*                                      44,751           2,525,746
Bristol-Myers Squibb Co.                          83,385           4,252,635
Cardinal Health, Inc.                             19,083           1,233,907
Eli Lilly & Co.                                   48,223           3,787,434
Forest Laboratories, Inc.*                         7,562             619,706
Immunex Corp.*                                    22,900             634,559
Johnson & Johnson                                129,835           7,673,248
King Pharmaceuticals, Inc.*                       10,528             443,545
McKesson HBOC, Inc.                               12,197             456,168
MedImmune, Inc.*                                   9,123             422,851
Merck & Co., Inc.                                 98,336           5,782,157
Pfizer, Inc.                                     270,777          10,790,463
Pharmacia Corp.                                   55,845           2,381,789
Schering Plough Corp.                             62,731           2,246,397
Watson Pharmaceuticals, Inc.*                      4,561             143,170
Zimmer Holdings, Inc.*                             8,288             253,116
                                                               -------------
                                                                  51,240,054
                                                               -------------
ELECTRIC & GAS -- 2.7%
AES Corp.*                                        22,812             372,976
Allegheny Energy, Inc.                             5,391             195,262
Ameren Corp.                                       5,857             247,751
American Electric Power Co.                       13,817             601,454
Calpine Corp.*                                    12,822             215,281
Cinergy Corp.                                      6,865             229,497
CMS Energy Corp.                                   5,663             136,082
Consolidated Edison, Inc.                          9,121             368,124
Constellation Energy Group, Inc.                   7,030             186,646
Dominion Resources, Inc.                          11,178             671,798
DTE Energy Co.                                     7,109             298,151
Duke Energy Corp.                                 33,103           1,299,624
Dynegy, Inc. Class A                              13,964             356,082
Edison International*                             13,994             211,309
Entergy Corp.                                      9,426             368,651
Exelon Corp.                                      13,752             658,446
F.P.L. Group, Inc.                                 7,495             422,718
FirstEnergy Corp.                                 12,741             445,680
KeySpan Corp.                                      5,938             205,752
Kinder Morgan, Inc.                                4,900             272,881
Mirant Corp.*                                     14,591             233,748
Niagara Mohawk Holdings, Inc.*                     6,923             122,745
Nicor, Inc.                                        1,915              79,741
NiSource, Inc.                                     8,843             203,920
P.P.& L. Corp.                                     6,229             217,081
Peoples Energy Corp.                               1,540              58,412
PG&E Corp.*                                       16,633             320,019


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------      --------------

COMMON STOCK (CONTINUED)
ELECTRIC & GAS (CONTINUED)
Pinnacle West Capital Corp.                        3,624       $     151,664
Progress Energy, Inc.                              9,320             419,680
Progress Energy, Inc. (Contingent Value
  Obligation)*                                     4,350               1,957
Public Service Enterprise Group, Inc.              8,933             376,883
Reliant Energy, Inc.                              12,755             338,263
Sempra Energy                                      8,874             217,857
Southern Co.                                      29,411             745,569
Teco Energy, Inc.                                  5,800             152,192
TXU Corp.                                         11,058             521,385
Xcel Energy, Inc.                                 14,678             407,168
                                                               -------------
                                                                  12,332,449
                                                               -------------
ELECTRICAL -- 4.2%
Cooper Industries, Inc.                            4,024             140,518
Emerson Electric Co.                              18,376           1,049,270
General Electric Co.                             426,042          17,075,763
Grainger W.W., Inc.                                4,053             194,544
Johnson Controls, Inc.                             3,688             297,806
Molex, Inc.                                        8,350             258,432
Solectron Corp.*                                  34,505             389,216
                                                               -------------
                                                                  19,405,549
                                                               -------------
ELECTRONICS -- 6.7%
Advanced Micro Devices, Inc.*                     14,719             233,443
Agilent Technologies, Inc.*                       19,641             559,965
Altera Corp.*                                     16,565             351,509
American Power Conversion Corp.*                   8,322             120,336
Analog Devices, Inc.*                             15,466             686,536
Andrew Corp.*                                      3,471              75,980
AOL Time Warner, Inc.*                           190,066           6,101,119
Applera Corp.-Applied Biosystems Group             9,069             356,140
Applied Micro Circuits Corp.*                     12,927             146,334
Broadcom Corp. Class A*                           11,119             454,434
CIENA Corp.*                                      14,000             200,340
Gateway, Inc.*                                    13,859             111,426
Intel Corp.                                      288,479           9,072,665
Jabil Circuit, Inc.*                               8,240             187,213
JDS Uniphase Corp.*                               56,409             489,630
KLA-Tencor Corp.*                                  7,945             393,754
Linear Technology Corp.                           13,673             533,794
LSI Logic Corp.*                                  15,502             244,622
Lucent Technologies, Inc.                        146,078             918,831
Maxim Integrated Products, Inc.*                  14,072             738,921
Micron Technology, Inc.*                          25,587             793,197
Motorola, Inc.                                    94,195           1,414,809
National Semiconductor Corp.*                      7,472             230,063
Nortel Networks Corp.                            136,697           1,025,227
Novellus Systems, Inc.*                            6,118             241,355
NVIDIA Corp.*                                      6,000             401,400
Parametric Technology Corp.*                      11,314              88,362
PMC-Sierra, Inc.*                                  7,100             150,946
QLogic Corp.*                                      3,969             176,660
Sanmina-SCI Corp.*                                22,295             443,670
Scientific-Atlanta, Inc.                           6,978             167,053
Symbol Technologies, Inc.                          9,672             153,591
Tektronix, Inc.*                                   3,982             102,656



                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
Tellabs, Inc.*                                    17,518       $     262,069
Teradyne, Inc.*                                    7,483             225,538
Texas Instruments, Inc.                           74,441           2,084,348
Thomas & Betts Corp.                               2,487              52,600
Vitesse Semiconductor Corp.*                       7,901              98,209
Xilinx, Inc.*                                     14,287             557,907
                                                               -------------
                                                                  30,646,652
                                                               -------------
ENERGY SERVICES -- 0.6%
Baker Hughes, Inc.                                14,382             524,512
Halliburton Co.                                   18,395             240,975
McDermott International, Inc.*                     2,601              31,914
Nabors Industries, Inc.*                           6,307             216,519
Rowan Cos., Inc.*                                  4,072              78,875
Schlumberger, Ltd.                                24,624           1,353,089
Transocean Sedco Forex, Inc.                      13,676             462,522
                                                               -------------
                                                                   2,908,406
                                                               -------------
FOOD & BEVERAGES -- 3.5%
Archer-Daniels-Midland Co.                        28,506             409,061
Campbell Soup Co.                                 17,469             521,799
Coca-Cola Co.                                    106,716           5,031,659
Coca-Cola Enterprises, Inc.                       19,050             360,807
ConAgra Foods, Inc.                               23,068             548,326
General Mills, Inc.                               15,554             808,964
Heinz H.J. Co.                                    14,909             613,058
Hershey Foods Corp.                                5,906             399,836
Kellogg Co.                                       17,392             523,499
Pepsi Bottling Group, Inc.                        12,308             289,238
Pepsico, Inc.                                     75,804           3,690,897
Sara Lee Corp.                                    33,698             749,107
Unilever N.V                                      24,479           1,410,235
Wm. Wrigley Jr., Co.                               9,660             496,234
                                                               -------------
                                                                  15,852,720
                                                               -------------
FOREST PRODUCTS & PAPER -- 0.8%
Boise Cascade Corp.                                2,456              83,529
Georgia Pacific Corp.                              9,658             266,657
International Paper Co.                           20,700             835,245
Kimberly-Clark Corp.                              22,835           1,365,533
Louisiana-Pacific Corp.                            4,526              38,199
Mead Corp.                                         4,291             132,549
Temple Inland, Inc.                                2,082             118,112
Westvaco Corp.                                     4,363             124,127
Weyerhaeuser Co.                                   9,258             500,673
Willamette Industries, Inc.                        4,759             248,039
                                                               -------------
                                                                   3,712,663
                                                               -------------
HEALTH CARE SERVICES -- 2.7%
Bausch & Lomb, Inc.                                2,272              85,564
Baxter International, Inc.                        25,454           1,365,098
Becton, Dickinson & Co.                           11,083             367,401
Biogen, Inc.*                                      6,353             364,345
Biomet, Inc.                                      11,467             354,330
Boston Scientific Corp.*                          17,176             414,285
C.R. Bard, Inc.                                    2,155             138,998


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
HEALTH CARE SERVICES (CONTINUED)
Chiron Corp.*                                      8,172       $     358,260
Cigna Corp.                                        6,411             593,979
Guidant Corp.*                                    13,156             655,169
HCA-The Healthcare Co.                            23,093             890,004
Health Management Associates, Inc.
  Class A*                                        10,500             193,200
Healthsouth Corp.*                                16,697             247,450
Humana, Inc.*                                      7,336              86,491
IMS Health, Inc.                                  12,600             245,826
Manor Care, Inc.*                                  4,450             105,510
Medtronic, Inc.                                   51,861           2,655,802
Millipore Corp.                                    2,046             124,192
St. Jude Medical, Inc.*                            3,638             282,491
Stryker Corp.                                      8,461             493,869
Tenet Healthcare Corp.*                           13,866             814,212
Unitedhealth Group, Inc.                          13,617             963,675
Wellpoint Health Networks, Inc.*                   2,699             315,378
                                                               -------------
                                                                  12,115,529
                                                               -------------
HOTELS & RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                           5,066             179,336
Hilton Hotels Corp.                               15,778             172,296
Marriott International, Inc. Class A              10,418             423,492
McDonald's Corp.                                  55,449           1,467,735
Starwood Hotels & Resorts
  Worldwide, Inc.                                  8,546             255,098
Tricon Global Restaurants, Inc.*                   6,276             308,779
Wendy's International, Inc.                        4,870             142,058
                                                               -------------
                                                                   2,948,794
                                                               -------------
HOUSEHOLD GOODS -- 0.2%
Black & Decker Corp.                               3,440             129,791
Leggett & Platt, Inc.                              8,387             192,901
Maytag Corp.                                       3,263             101,251
Newell Rubbermaid, Inc.                           11,450             315,677
Tupperware Corp.                                   2,471              47,567
Whirlpool Corp.                                    2,882             211,337
                                                               -------------
                                                                     998,524
                                                               -------------
INSURANCE -- 4.3%
Aetna, Inc.                                        6,063             200,018
AFLAC, Inc.                                       22,575             554,442
Allstate Corp.                                    31,079           1,047,362
AMBAC Financial Group, Inc.                        4,578             264,883
American International Group, Inc.               112,336           8,919,478
Aon Corp.                                         11,264             400,097
Chubb Corp.                                        7,499             517,431
Cincinnati Financial Corp.                         6,852             261,404
Conseco, Inc.*                                    14,470              64,536
Hartford Financial Services Group, Inc.           10,147             637,536
Jefferson-Pilot Corp.                              6,563             303,670
John Hancock Financial Services, Inc.             13,200             545,160
Lincoln National Corp.                             8,075             392,203
Loews Corp.                                        8,437             467,241
Marsh & McLennan Cos., Inc.                       11,844           1,272,638
MBIA, Inc.                                         6,334             339,692



                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
MetLife, Inc.                                     32,120       $   1,017,562
MGIC Investment Corp.                              4,546             280,579
Progressive Corp.                                  3,203             478,208
Providian Financial Corp.                         12,243              43,463
Safeco Corp.                                       5,513             171,730
St. Paul Cos., Inc.                                9,185             403,864
Torchmark Corp.                                    5,349             210,376
UnumProvident Corp.                               10,358             274,591
XL Capital, Ltd. Class A                           5,700             520,752
                                                               -------------
                                                                  19,588,916
                                                               -------------
LEISURE -- 0.3%
Brunswick Corp.                                    3,747              81,535
Carnival Corp.                                    25,088             704,471
Hasbro, Inc.                                       7,383             119,826
Mattel, Inc.                                      18,470             317,684
                                                               -------------
                                                                   1,223,516
                                                               -------------
MACHINERY & EQUIPMENT -- 2.3%
Applied Materials, Inc.*                          34,887           1,398,969
Caterpillar, Inc.                                 14,725             769,381
Crane Co.                                          2,597              66,587
Danaher Corp.                                      6,072             366,202
Deere & Co.                                       10,074             439,831
Dover Corp.                                        8,709             322,843
Illinois Tool Works, Inc.                         12,996             880,089
Ingersoll Rand Co.                                 7,236             302,537
ITT Industries, Inc.                               3,773             190,537
Pactiv Corp.*                                      6,820             121,055
Pall Corp.                                         5,280             127,037
Parker-Hannifin Corp.                              5,001             229,596
Power-One, Inc.*                                   3,336              34,728
Snap-On, Inc.                                      2,496              84,015
Stanley Works, Inc.                                3,682             171,471
Thermo Electron Corp.*                             7,739             184,653
Tyco International, Ltd.                          83,057           4,892,057
                                                               -------------
                                                                  10,581,588
                                                               -------------
MEDIA -- 2.6%
Clear Channel Communications, Inc.*               25,190           1,282,423
Comcast Corp. Special Class A
  Non-Voting*                                     40,514           1,458,504
Dow Jones & Co., Inc.                              3,654             199,983
Gannett Co., Inc.                                 11,316             760,775
Knight-Ridder, Inc.                                3,098             201,153
McGraw-Hill Cos., Inc.                             8,352             509,305
Meredith Corp.                                     2,112              75,293
New York Times Co. Class A                         6,812             294,619
Omnicom Group, Inc.                                7,903             706,133
R.R. Donnelley & Sons Co.                          5,054             150,053
Tribune Co.                                       12,804             479,254
Univision Communications, Inc. Class A*            8,964             362,683
Viacom, Inc. Class B*                             76,313           3,369,219
Walt Disney Co.                                   89,673           1,858,025
                                                               -------------
                                                                  11,707,422
                                                               -------------
                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
METALS -- 0.7%
Alcan, Inc.                                       13,728       $     493,247
Alcoa, Inc.                                       37,071           1,317,874
Barrick Gold Corp.                                23,034             367,392
Engelhard Corp.                                    5,620             155,562
Freeport-McMoRan Copper & Gold, Inc.
  Class B*                                         6,179              82,737
Inco, Ltd.*                                        7,822             132,505
Newmont Mining Corp.                               8,411             160,734
Nucor Corp.                                        3,307             175,139
Phelps Dodge Corp.                                 3,347             108,443
Placer Dome, Inc.                                 14,073             153,536
USX-U.S. Steel Group, Inc.                         3,812              69,035
Worthington Industries, Inc.                       3,650              51,830
                                                               -------------
                                                                   3,268,034
                                                               -------------
MISCELLANEOUS FINANCE -- 3.9%
American Express Co.                              56,713           2,024,087
Bear Stearns Cos., Inc.                            4,053             237,668
Capital One Financial Corp.                        8,924             481,450
Charles Schwab Corp.                              59,500             920,465
Countrywide Credit Industries, Inc.                5,093             208,660
Equifax, Inc.                                      6,161             148,788
Equity Office Properties Trust                    17,400             523,392
Equity Residential Properties Trust               11,400             327,294
Fannie Mae                                        42,869           3,408,086
Franklin Resources, Inc.                          11,345             400,138
Freddie Mac                                       29,701           1,942,445
Household International, Inc.                     19,913           1,153,759
Lehman Brothers Holdings, Inc.                    10,590             707,412
Merrill Lynch & Co., Inc.                         36,030           1,877,884
Morgan Stanley Dean Witter & Co.                  47,742           2,670,687
T. Rowe Price Group, Inc.                          5,320             184,764
USA Education, Inc.                                7,000             588,140
                                                               -------------
                                                                  17,805,119
                                                               -------------
OFFICE EQUIPMENT -- 9.4%
Adobe Systems, Inc.                               10,247             318,169
Apple Computer, Inc.*                             14,930             326,967
Autodesk, Inc.                                     2,313              86,206
Cisco Systems, Inc.*                             313,891           5,684,566
Citrix Systems, Inc.*                              7,883             178,629
Compaq Computer Corp.                             72,446             707,073
Compuware Corp.*                                  15,739             185,563
Comverse Technology, Inc.*                         7,990             178,736
Dell Computer Corp.*                             111,543           3,031,739
EMC Corp.*                                        94,664           1,272,284
Hewlett Packard Co.                               83,329           1,711,578
Imagistics International, Inc.*                      862              10,646
International Business Machines Corp.             74,475           9,008,496
Lexmark International Group, Inc. Class A*         5,490             323,910
Mercury Interactive Corp.*                         3,547             120,527
Microsoft Corp.*                                 230,871          15,295,204
NCR Corp.*                                         4,141             152,637
Network Appliance, Inc.*                          13,964             305,393
Novell, Inc.*                                     15,414              70,750
Palm, Inc.*                                       24,342              94,447



                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT (CONTINUED)
Pitney Bowes, Inc.                                10,581       $     397,951
Sun Microsystems, Inc.*                          139,719           1,718,544
Unisys Corp.*                                     13,610             170,669
VERITAS Software Corp.*                           17,031             763,500
Xerox Corp.                                       29,820             310,724
Yahoo! Inc.*                                      24,270             430,550
                                                               -------------
                                                                  42,855,458
                                                               -------------
OIL & GAS -- 6.0%
Amerada Hess Corp.                                 3,803             237,688
Anadarko Petroleum Corp.                          10,725             609,716
Apache Corp.                                       5,964             297,494
Ashland, Inc.                                      3,023             139,300
Burlington Resources, Inc.                         9,105             341,802
ChevronTexaco Corp.                               45,710           4,096,073
Conoco, Inc.                                      26,770             757,591
Devon Energy Corp.                                 5,546             214,353
El Paso Corp.                                     21,825             973,613
EOG Resources, Inc.                                5,014             196,098
Exxon Mobil Corp.                                295,980          11,632,014
Kerr-McGee Corp.                                   4,270             233,996
Noble Drilling Corp.*                              5,721             194,743
Occidental Petroleum Corp.                        15,912             422,145
Phillips Petroleum Co.                            16,306             982,600
Royal Dutch Petroleum Co.                         92,015           4,510,575
Sunoco, Inc.                                       3,628             135,470
Unocal Corp.                                      10,455             377,112
USX-Marathon Group, Inc.                          13,282             398,460
Williams Cos., Inc.                               22,090             563,737
                                                               -------------
                                                                  27,314,580
                                                               -------------
PHOTOGRAPHIC -- 0.1%
Eastman Kodak Co.                                 12,406             365,109
                                                               -------------
POLLUTION CONTROL -- 0.2%
Allied Waste Industries, Inc.*                     8,417             118,343
Waste Management, Inc.                            26,798             855,124
                                                               -------------
                                                                     973,467
                                                               -------------
RAILROADS -- 0.4%
Burlington Northern Santa Fe Corp.                16,781             478,762
CSX Corp.                                          9,167             321,303
Norfolk Southern Corp.                            16,509             302,610
Stilwell Financial, Inc.                           9,400             255,868
Union Pacific Corp.                               10,681             608,817
                                                               -------------
                                                                   1,967,360
                                                               -------------
RETAIL -- 6.6%
American Greetings Corp. Class A                   2,741              37,771
Autozone, Inc.*                                    4,772             342,630
Bed, Bath & Beyond, Inc.*                         12,338             418,258
Best Buy Co., Inc.*                                9,025             672,182
Big Lots, Inc.*                                    4,874              50,690
Cintas Corp.                                       7,218             346,464
Circuit City Stores, Inc.                          8,932             231,785
Costco Wholesale Corp.*                           19,259             854,714


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
CVS Corp.                                         16,850       $     498,760
Dillard's, Inc. Class A                            3,676              58,816
Dollar General Corp.                              14,216             211,818
Family Dollar Stores, Inc.                         7,400             221,852
Federated Department Stores, Inc.*                 8,507             347,936
Gap, Inc.                                         36,864             513,884
Home Depot, Inc.                                 100,088           5,105,489
K Mart Corp.*                                     20,994             114,627
Kohls Corp.*                                      14,267           1,004,967
Limited, Inc.                                     18,321             269,685
Lowe's Cos., Inc.                                 32,974           1,530,323
May Department Stores Co.                         12,795             473,159
Nordstrom, Inc.                                    5,706             115,432
Office Depot, Inc.*                               12,803             237,368
Penney, J.C. Co.                                  11,250             302,625
RadioShack Corp.                                   7,911             238,121
Sears, Roebuck & Co.                              14,082             670,866
Staples, Inc.*                                    19,585             366,240
Target Corp.                                      38,596           1,584,366
Tiffany & Co., Inc.                                6,258             196,939
TJX Cos., Inc.                                    12,052             480,393
Toys "R" Us, Inc.*                                 8,443             175,108
Wal-Mart Stores, Inc.                            191,726          11,033,831
Walgreen Co.                                      43,655           1,469,427
                                                               -------------
                                                                  30,176,526
                                                               -------------
RETAIL-FOOD -- 0.8%
Albertson's, Inc.                                 17,361             546,698
Kroger Co.*                                       34,819             726,673
Safeway, Inc.*                                    21,714             906,560
Starbucks Corp.*                                  16,346             311,391
Supervalu, Inc.                                    5,633             124,602
Sysco Corp.                                       28,814             755,503
Winn-Dixie Stores, Inc.                            6,007              85,600
                                                               -------------
                                                                   3,457,027
                                                               -------------
TELEPHONES -- 5.8%
ADC Telecommunications, Inc.*                     33,510             154,146
Alltel Corp.                                      13,403             827,367
AT&T Corp.                                       147,969           2,684,158
AT&T Wireless Services, Inc.*                    108,502           1,559,174
BellSouth Corp.                                   80,345           3,065,162
CenturyTel, Inc.                                   6,016             197,325
Citizens Communications Co.*                      12,286             130,969
Nextel Communications, Inc. Class A*              32,800             359,488
Qualcomm, Inc.*                                   32,504           1,641,452
Qwest Communications International, Inc.          71,222           1,006,367
SBC Communications, Inc.                         144,415           5,656,736
Sprint Corp. (FON Group)                          37,967             762,377
Sprint Corp. (PCS Group)*                         40,190             981,038
Verizon Communications, Inc.                     115,975           5,504,174
WorldCom, Inc. - WorldCom Group*                 123,879           1,744,216
                                                               -------------
                                                                  26,274,149
                                                               -------------


                                                 SHARES           VALUE+
                                                --------       -------------

COMMON STOCK (CONTINUED)
THRIFT INSTITUTIONS -- 0.4%
Charter One Financial, Inc.                        9,301       $     252,522
Golden West Financial Corp.                        6,830             401,946
Washington Mutual, Inc.                           37,632           1,230,566
                                                               -------------
                                                                   1,885,034
                                                               -------------
TRUCKING -- 0.1%
Cummins Engine Co., Inc.                           1,815              69,950
Paccar, Inc.                                       3,242             212,740
Ryder System, Inc.                                 2,571              56,948
                                                               -------------
                                                                     339,638
                                                               -------------
TOTAL COMMON STOCK
  (Cost $381,023,192)                                            448,102,677
                                                               -------------
CONVERTIBLE PREFERRED STOCK -- 0.0%
ELECTRIC & GAS
NiSource, Inc. - Sails*
  (Cost $6,792)                                   3,450                8,004
                                                               -------------
RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights*
  (Cost $0)                                      10,050                    0
                                                               -------------

  COUPON                                          PAR
   RATE                         MATURITY         (000)
   --------                     --------         -----
U.S. TREASURY OBLIGATIONS -- 0.2%
U.S. Treasury Bills**
  (Cost $995,425)
    1.915%                      03/28/02         $1,000              995,986
                                                                ------------

                                               SHARES
                                              ---------
TEMPORARY INVESTMENTS -- 1.7%
Dreyfus Cash Management Plus #719             7,298,950            7,298,950
Goldman Sachs Financial Square Money
  Market Portfolio                              145,697              145,697
J.P. Morgan Institutional Prime Money
  Market Portfolio                               76,868               76,868
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,521,515)                                                7,521,515
                                                                ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $389,546,924)                                           $456,628,182
                                                                ============

--------------
+ See Note 2a to the Financial Statements.
*  Non-income producing security.
** Security pledged as collateral for futures contracts.

                                                 NUMBER OF         UNREALIZED
                                                 CONTRACTS        APPRECIATION
                                                 ---------        ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 2002                          32             $117,600
                                                     ==             ========

                    See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                 INDEX FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $389,546,924) .....................................         $456,628,182
   Short-term investments held as collateral for securities on loan .............           95,460,346
   Dividends receivable .........................................................              457,025
   Interest receivable ..........................................................               23,787
   Receivable for securities sold ...............................................                1,107
   Receivable for capital stock sold ............................................            2,145,795
   Other assets .................................................................               14,564
                                                                                          ------------
          Total assets ..........................................................          554,730,806
                                                                                          ------------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................           95,460,346
   Payable for capital stock redeemed ...........................................            1,606,289
   Futures margin payable .......................................................               78,975
   Accrued expenses .............................................................              186,804
                                                                                          ------------
          Total liabilities .....................................................           97,332,414
                                                                                          ------------

NET ASSETS
Applicable to 18,105,616 Institutional Shares, 1,022,821 N Shares and
   1,083.826 B Shares of beneficial interest outstanding, $.001 par value
   (Note 7) .....................................................................         $457,398,392
                                                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($432,923,685/18,105,616) ....................................................               $23.91
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($24,448,807/1,022,821) ......................................................               $23.90
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($25,900/1,083.826) ..........................................................               $23.90
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      LARGE-CAP AGGRESSIVE GROWTH FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 87.7%
AUTO RELATED -- 2.7%
Harley-Davidson, Inc.                              1,405          $   76,306
                                                                  ----------
BANKS -- 1.8%
Citigroup, Inc.                                      500              25,240
Investors Financial Services Corp.                   370              24,498
                                                                  ----------
                                                                      49,738
                                                                  ----------
BUSINESS SERVICES -- 14.7%
Adaptec, Inc.*                                     2,000              29,000
Affiliated Computer Services, Inc. Class A*          255              27,063
BEA Systems, Inc.*                                 2,070              31,878
Brocade Communications Systems, Inc.*              1,520              50,342
Cendant Corp.*                                     3,025              59,320
Corporate Executive Board Co.*                     1,380              50,646
eBay, Inc.*                                          905              60,544
Micromuse, Inc.*                                   2,000              30,000
Oracle Corp.*                                      1,890              26,101
PeopleSoft, Inc.*                                  1,200              48,240
                                                                  ----------
                                                                     413,134
                                                                  ----------
CHEMICALS -- 0.8%
Cabot Microelectronics Corp.*                        280              22,190
                                                                  ----------
CONSTRUCTION -- 1.3%
KB Home                                              900              36,090
                                                                  ----------
DRUGS -- 11.2%
Abbott Laboratories, Inc.                            510              28,432
Amgen, Inc.*                                         520              29,349
Bristol-Myers Squibb Co.                             380              19,380
Eli Lilly & Co.                                      300              23,562
IDEC Pharmaceuticals Corp.*                          625              43,081
Johnson & Johnson                                  1,200              70,920
Merck & Co., Inc.                                    400              23,520
Pfizer, Inc.                                       1,870              74,519
                                                                  ----------
                                                                     312,763
                                                                  ----------
LECTRIC & GAS -- 0.8%
Calpine Corp.*                                     1,335              22,415
                                                                  ----------
ELECTRICAL -- 4.2%
General Electric Co.                               2,920             117,034
                                                                  ----------
ELECTRONICS -- 18.1%
AOL Time Warner, Inc.*                               800              25,680
Advanced Micro Devices, Inc.*                      1,500              23,790
Applied Micro Circuits Corp.*                      1,540              17,433
Broadcom Corp. Class A*                              725              29,631
CIENA Corp.*                                       1,520              21,751
Integrated Device Technology, Inc.*                  520              13,827
Intel Corp.                                        1,500              47,175
KLA-Tencor Corp.*                                  1,200              59,472
Novellus Systems, Inc.*                            1,700              67,065



                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
NVIDIA Corp.*                                        800          $   53,520
RF Micro Devices, Inc.*                            3,655              70,286
Riverstone Networks, Inc.*                         1,500              24,900
Sanmina-SCI Corp.*                                 1,135              22,586
VeriSign, Inc.*                                      800              30,432
                                                                  ----------
                                                                     507,548
                                                                  ----------
HEALTH CARE SERVICES -- 5.9%
AdvancePCS*                                        1,270              37,274
Apria Healthcare Group, Inc.*                        950              23,740
Baxter International, Inc.                           520              27,888
Pharmaceutical Product Development, Inc.*          2,350              75,928
                                                                  ----------
                                                                     164,830
                                                                  ----------
INSURANCE -- 1.7%
MetLife, Inc.                                      1,480              46,886
                                                                    --------
LEISURE -- 2.6%
Activision, Inc.*                                  2,787              72,490
                                                                    --------
MACHINERY & EQUIPMENT -- 0.9%
Applied Materials, Inc.*                             625              25,063
                                                                    --------
MISCELLANEOUS FINANCE -- 4.1%
Capital One Financial Corp.                          900              48,555
Fannie Mae                                           830              65,985
                                                                    --------
                                                                     114,540
                                                                  ----------
OFFICE EQUIPMENT -- 9.6%
Cisco Systems, Inc.*                               3,780              68,456
Citrix Systems, Inc.*                              2,070              46,906
Dell Computer Corp.*                               1,140              30,985
Microsoft Corp.*                                   1,350              89,438
Sun Microsystems, Inc.*                            1,730              21,279
VERITAS Software Corp.*                              250              11,208
                                                                  ----------
                                                                     268,272
                                                                  ----------
RETAIL -- 6.7%
Amazon.com, Inc.*                                  3,000              32,460
Career Education Corp.*                              840              28,795
Home Depot, Inc.                                     410              20,914
Ross Stores, Inc.                                    655              21,012
Wal-Mart Stores, Inc.                              1,475              84,886
                                                                  ----------
                                                                     188,067
                                                                  ----------
TELEPHONES -- 0.6%
WorldCom, Inc. - WorldCom Group*                   1,210              17,037
                                                                  ----------
TOTAL COMMON STOCK
  (Cost $2,640,695)                                                2,454,403
                                                                  ----------
                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      LARGE-CAP AGGRESSIVE GROWTH FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

 COUPON                                          PAR
  RATE                        MATURITY          (000)             VALUE+
--------                      --------          -----          -------------

AGENCY OBLIGATIONS-- 7.1%
Federal Home Loan Mortgage Corp.
  (Cost $199,983)
   1.550%                     01/03/02           $  200           $  199,983
                                                                  ----------

                                                SHARES
                                               --------
TEMPORARY INVESTMENTS -- 5.2%
Dreyfus Cash Management Plus #719                60,560               60,560
Goldman Sachs Financial Square Money
  Market Portfolio                               64,681               64,681
J.P. Morgan Institutional Prime Money
  Market Portfolio                               20,007               20,007
                                                                  ----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $145,248)                                                    145,248
                                                                  ----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $2,985,926)                                               $2,799,634
                                                                  ==========

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      LARGE-CAP AGGRESSIVE GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $2,985,926) .......................................          $ 2,799,634
   Dividends receivable .........................................................                1,201
   Interest receivable ..........................................................                  159
   Receivable for securities sold ...............................................               96,242
   Other assets .................................................................                5,447
                                                                                           -----------
          Total assets ..........................................................            2,902,683
                                                                                           -----------

LIABILITIES
   Payable for securities purchased .............................................              457,228
   Payable for capital stock redeemed ...........................................               15,000
   Offering costs payable to Administrator ......................................               17,398
                                                                                           -----------
          Total liabilities .....................................................              489,626
                                                                                           -----------

NET ASSETS
Applicable to 393,712 Institutional Shares and 668 B Shares of beneficial
   interest outstanding, $.001 par value (Note 7) ...............................          $ 2,413,057
                                                                                           ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($2,408,987/393,712) .........................................................                $6.12
                                                                                                 =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($4,070/668) .................................................................                $6.09
                                                                                                 =====

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      SMALL-CAP AGGRESSIVE GROWTH FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 87.4%
ALCOHOLIC BEVERAGES & TOBACCO -- 0.4%
Standard Commercial Corp.                          1,850          $   30,525
                                                                  ----------
APPAREL, TEXTILES -- 3.6%
Columbia Sportswear Co.*                           5,100             169,830
Fossil, Inc.*                                      3,675              77,175
Genesco, Inc.*                                     2,450              50,862
Phillips-Van Heusen Corp.                          1,900              20,710
                                                                  ----------
                                                                     318,577
                                                                  ----------
BANKS -- 2.6%
Investors Financial Services Corp.                 1,600             105,936
Prosperity Bancshares, Inc.                        4,350             117,406
                                                                  ----------
                                                                     223,342
                                                                  ----------
BUSINESS SERVICES -- 15.8%
Computer Network Technology Corp.*                 2,600              46,254
Corinthian Colleges, Inc.*                         1,540              62,971
Corporate Executive Board Co.*                     4,795             175,976
Edison Schools, Inc.*                             20,350             399,877
Formula Systems (1985) Ltd. ADR*                   3,555              57,627
Interwoven, Inc.*                                  4,200              40,908
Kronos, Inc.*                                      4,250             205,615
MemberWorks, Inc.*                                 3,450              48,334
Overture Services, Inc.*                           3,700             131,091
Travelocity.com, Inc.*                             5,175             148,574
Trenwick Group, Ltd.                               6,750              68,647
                                                                  ----------
                                                                   1,385,874
                                                                  ----------
CASINOS -- 3.0%
Alliance Gaming Corp.*                             4,200             123,438
International Game Technology*                     2,075             141,723
                                                                  ----------
                                                                     265,161
                                                                  ----------
CHEMICALS -- 2.4%
Symyx Technologies, Inc.*                          9,700             206,028
                                                                  ----------
CONSTRUCTION -- 6.0%
Hovnanian Enterprises, Inc. Class A*               7,375             156,940
LNR Property Corp.                                 5,890             183,650
M/I Schottenstein Homes, Inc.                      2,810             139,854
NVR, Inc.*                                           220              44,880
                                                                  ----------
                                                                     525,324
                                                                  ----------
DRUGS -- 5.9%
Kos Pharmaceuticals, Inc.*                         6,755             233,723
Medicis Pharmaceutical Corp. Class A*              4,360             281,612
                                                                  ----------
                                                                     515,335
                                                                  ----------
ELECTRIC & GAS -- 2.5%
Avista Corp.                                       6,910              91,627
IDACORP, Inc.                                      3,205             130,123
                                                                  ----------
                                                                     221,750
                                                                  ----------
ELECTRICAL -- 0.7%
Intermagnetics General Corp.*                      2,472              64,025
                                                                  ----------


                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
ELECTRONICS -- 7.6%
Bel Fuse, Inc. Class B                             3,950          $   98,948
C&D Technologies, Inc.                             1,700              38,845
Centillium Communications, Inc.*                   4,150              32,619
Elantec Semiconductor, Inc.*                       2,800             107,520
Exar Corp.*                                        1,305              27,209
FLIR Systems, Inc.*                                1,850              70,152
Input/Output, Inc.*                                2,195              18,021
Metro One Telecommunications, Inc.*                2,150              65,038
Numerical Technologies, Inc.*                      1,600              56,320
TriQuint Semiconductor, Inc.*                      5,500              67,430
Zoran Corp.*                                       2,600              84,864
                                                                  ----------
                                                                     666,966
                                                                  ----------
ENERGY SERVICES -- 1.1%
Cornerstone Propane Partners, L.P.                 8,825              65,746
Ferrellgas Partners, L.P.*                         1,770              33,630
                                                                  ----------
                                                                      99,376
                                                                  ----------
HEALTH CARE SERVICES -- 8.6%
AdvancePCS*                                        3,400              99,790
Antigenics, Inc.*                                  8,210             134,644
Diagnostic Products Corp.                          4,400             193,380
Martek Biosciences Corp.*                          3,140              68,295
Medicines Co.*                                     3,250              37,668
Province Healthcare Co.*                           2,350              72,521
ResMed, Inc.*                                      2,755             148,550
                                                                  ----------
                                                                     754,848
                                                                  ----------
HOTELS & RESTAURANTS -- 3.0%
P.F. Chang's China Bistro, Inc.*                   1,610              76,153
Panera Bread Co. Class A*                          3,500             182,140
                                                                  ----------
                                                                     258,293
                                                                  ----------
INSURANCE -- 0.5%
Brown & Brown, Inc.                                1,600              43,680
                                                                  ----------
LEISURE -- 2.8%
Activision, Inc.*                                  9,380             243,974
                                                                  ----------
MACHINERY & EQUIPMENT -- 1.2%
Brooks Automation, Inc.*                           1,100              44,737
Veeco Instruments, Inc.*                           1,700              61,285
                                                                  ----------
                                                                     106,022
                                                                  ----------
MEDIA -- 1.6%
Insight Communications Co., Inc.*                  4,075              98,452
Scholastic Corp.*                                    775              39,006
                                                                  ----------
                                                                     137,458
                                                                  ----------
METALS -- 0.5%
NS Group, Inc.*                                    5,975              44,693
                                                                  ----------
MISCELLANEOUS FINANCE -- 1.4%
HomeStore.com, Inc.*a                             10,000              15,000
Scottish Annuity & Life Holdings, Ltd.             5,700             110,295
                                                                  ----------
                                                                     125,295
                                                                  ----------


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      SMALL-CAP AGGRESSIVE GROWTH FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT -- 2.7%
Mercury Computer Systems, Inc.*                    6,025          $  235,638
                                                                  ----------
OIL & GAS -- 2.9%
Key Energy Services, Inc.*                        12,650             116,380
Patterson-UTI Energy, Inc.*                        2,875              67,016
Tesoro Petroleum Corp.*                            5,640              73,940
                                                                  ----------
                                                                     257,336
                                                                  ----------
RETAIL -- 8.4%
American Eagle Outfitters, Inc.*                   1,870              48,938
Copart, Inc.*                                      5,190             188,760
Fred's, Inc.                                       4,000             163,840
Hot Topic, Inc.*                                   2,435              76,435
PETsMART, Inc.*                                    4,450              43,788
Rent-A-Center, Inc.*                               2,650              88,961
Wet Seal, Inc. Class A*                            5,400             127,170
                                                                  ----------
                                                                     737,892
                                                                  ----------
TELEPHONES -- 2.2%
Commonwealth Telephone Enterprises, Inc.*          4,250             193,375
                                                                  ----------
TOTAL COMMON STOCK
  (Cost $7,579,222)                                                7,660,787
                                                                  ----------

  COUPON                                         PAR
   RATE                       MATURITY          (000)
  ------                       --------         ------
AGENCY OBLIGATIONS -- 5.7%
Federal Home Loan Bank
   1.900%                     01/02/02            $  300             299,984
Federal Home Loan Mortgage Corp.
   1.550%                     01/03/02               200             199,983
                                                                  ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $499,967)                                                    499,967
                                                                  ----------

                                                SHARES
                                               --------
TEMPORARY INVESTMENTS -- 6.9%
Dreyfus Cash Management Plus #719                192,719             192,719
Goldman Sachs Financial Square Money
  Market Portfolio                               218,604             218,604
J.P. Morgan Institutional Prime Money
  Market Portfolio                               191,037             191,037
                                                                  ----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $602,360)                                                    602,360
                                                                  ----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $8,681,549)                                               $8,763,114
                                                                  ==========

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
ADR -- American Depositary Receipt


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                      SMALL-CAP AGGRESSIVE GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $8,681,549) .......................................          $8,763,114
   Dividends receivable .........................................................                 476
   Interest receivable ..........................................................                 773
   Other assets .................................................................               4,025
                                                                                           ----------
          Total assets ..........................................................           8,768,388
                                                                                           ----------

LIABILITIES
   Payable for securites purchased ..............................................             890,947
   Offering costs payable to Administrator ......................................              17,398
   Accrued expenses .............................................................               5,509
                                                                                           ----------
          Total liabilities .....................................................             913,854
                                                                                           ----------

NET ASSETS
Applicable to 811,383 Institutional Shares and 108.844 B Shares of beneficial
   interest outstanding, $.001 par value (Note 7) ...............................          $7,854,534
                                                                                           ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($7,853,481/811,383) .........................................................               $9.68
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($1,053.11/108.844) ..........................................................               $9.68
                                                                                                =====

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                               TECHNOLOGY FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 99.6%
BUSINESS SERVICES -- 29.9%
Affiliated Computer Services, Inc. Class A*          760          $   80,659
BEA Systems, Inc.*                                 2,190              33,726
Brocade Communications Systems, Inc.*              1,920              63,590
Catapult Communications Corp.*                     1,600              41,696
Computer Associates International, Inc.              810              27,937
Concord EFS, Inc.*                                   740              24,257
Digital Insight Corp.*                             1,120              25,043
eBay, Inc.*                                        1,335              89,311
Electronic Data Systems Corp.                      1,120              76,776
First Data Corp.                                     550              43,147
Fiserv, Inc.*                                      1,520              64,326
Intuit, Inc.*                                      1,160              49,625
McAfee.com Corp.*                                    700              23,737
Open Text Corp.*                                     650              19,214
Oracle Corp.*                                      5,100              70,431
Overture Services, Inc.*                           1,130              40,036
PeopleSoft, Inc.*                                  2,030              81,606
RealNetworks, Inc.*                                3,360              19,958
Total System Services, Inc.                          970              20,545
Waters Corp.*                                        900              34,875
Websense, Inc.*                                    3,140             100,700
                                                                  ----------
                                                                   1,031,195
                                                                  ----------
ELECTRICAL -- 0.5%
Power Integrations, Inc.*                            700              15,988
                                                                  ----------
ELECTRONICS -- 35.1%
Advanced Fibre Communications, Inc.*               1,400              24,710
Aeroflex, Inc.*                                    3,250              61,522
Altera Corp.*                                      3,100              65,782
Analog Devices, Inc.*                                750              33,292
AOL Time Warner, Inc.*                             2,070              66,447
Applied Micro Circuits Corp.*                      3,200              36,224
Broadcom Corp. Class A*                              680              27,792
CIENA Corp.*                                       1,510              21,608
Elantec Semiconductor, Inc.*                         800              30,720
Finisar Corp.*                                     1,610              16,374
Intel Corp.                                        2,490              78,311
International Rectifier Corp.*                       940              32,787
Intersil Corp.*                                    1,300              41,925
Jabil Circuit, Inc.*                               1,710              38,851
JDS Uniphase Corp.*                                2,560              22,221
Lattice Semiconductor Corp.*                       4,450              91,492
Marvell Technology Group, Ltd.*                      500              17,910
Motorola, Inc.                                     4,110              61,732
Novellus Systems, Inc.*                              650              25,643
Pixelworks, Inc.*                                  2,190              35,171
Sanmina-SCI Corp.*                                 2,291              45,591
SonicWALL, Inc.*                                   2,670              51,905
Sonus Networks, Inc.*                              3,335              15,408
TTM Technologies, Inc.*                            2,300              23,276
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR*                                        4,690              80,527
Tekelec, Inc.*                                     1,000              18,110
Texas Instruments, Inc.                            2,560              71,680



                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
TriQuint Semiconductor, Inc.*                      2,610          $   31,999
VeriSign, Inc.*                                    1,070              40,703
                                                                  ----------
                                                                   1,209,713
                                                                  ----------
MACHINERY & EQUIPMENT -- 1.8%
Applied Materials, Inc.*                           1,580              63,358
                                                                  ----------
OFFICE EQUIPMENT -- 28.3%
Adobe Systems, Inc.                                  610              18,941
Apple Computer, Inc.*                                500              10,950
Cisco Systems, Inc.*                               4,270              77,330
Citrix Systems, Inc.*                              1,300              29,458
Compaq Computer Corp.                              4,670              45,579
Dell Computer Corp.*                               3,090              83,986
Electronic Arts, Inc.*                               700              41,965
EMC Corp.*                                         3,250              43,680
Ingram Micro, Inc. Class A*                        4,010              69,453
International Business Machines Corp.                680              82,253
Jack Henry & Associates, Inc.                      1,370              29,921
Mercury Computer Systems, Inc.*                      750              29,333
Mercury Interactive Corp.*                         1,060              36,019
Microsoft Corp.*                                   1,200              79,500
Peregrine Systems, Inc.*                           1,280              18,982
Rational Software Corp.*                           1,310              25,545
Retek, Inc.*                                       1,200              35,844
SmartForce P.L.C. ADR*                               750              18,562
Sun Microsystems, Inc.*                            4,570              56,211
VERITAS Software Corp.*                            2,155              96,609
Yahoo! Inc.*                                       2,500              44,350
                                                                  ----------
                                                                     974,471
                                                                  ----------
TELEPHONES -- 4.0%
Nokia Corp. ADR                                    3,190              78,251
Qualcomm, Inc.*                                    1,180              59,590
                                                                  ----------
                                                                     137,841
                                                                  ----------
TOTAL COMMON STOCK
  (Cost $4,112,450)                                                3,432,566
                                                                  ----------
TEMPORARY INVESTMENTS -- 0.4%
Dreyfus Cash Management Plus #719                 13,218              13,218
Goldman Sachs Financial Square Money
  Market Portfolio                                 1,584               1,584
J.P. Morgan Institutional Prime Money
  Market Portfolio                                   400                 400
                                                                  ----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $15,202)                                                      15,202
                                                                  ----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $4,127,652)                                               $3,447,768
                                                                  ==========

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                               TECHNOLOGY FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $4,127,652) .......................................          $3,447,768
   Dividends receivable .........................................................                 346
   Interest receivable ..........................................................                 124
   Receivable for capital stock sold ............................................             851,238
   Other assets .................................................................               4,465
                                                                                           ----------
          Total assets ..........................................................           4,303,941
                                                                                           ----------

LIABILITIES
   Payable for capital stock redeemed ...........................................             851,236
   Offering costs payable to Administrator ......................................              17,398
   Accrued expenses .............................................................               5,045
                                                                                           ----------
          Total liabilities .....................................................             873,679
                                                                                           ----------

NET ASSETS
Applicable to 584,049 Institutional Shares and 76.415 B Shares of beneficial
   interest outstanding, $.001 par value (Note 7) ...............................          $3,430,262
                                                                                           ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($3,429,816/584,049) .........................................................               $5.87
                                                                                                =====
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (SUBJECT TO A MAXIMUM CONTINGENT
   DEFERRED SALES CHARGE OF 5.0%) PER B SHARE
   ($446/76.415) ................................................................               $5.84
                                                                                                =====

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                BALANCED FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 57.3%
AEROSPACE -- 2.4%
Esterline Technologies Corp.*                      5,500         $    88,055
Goodrich Corp.                                     8,200             218,284
Lockheed Martin Corp.                             14,900             695,383
Triumph Group, Inc.*                               3,650             118,625
United Technologies Corp.                          4,585             296,329
                                                                 -----------
                                                                   1,416,676
                                                                 -----------
AIR TRANSPORT -- 0.2%
Mesaba Holdings, Inc.*                            12,800              91,136
                                                                 -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.7%
Anheuser-Busch Cos., Inc.                          2,180              98,558
Constellation Brands, Inc. Class A*                6,600             282,810
                                                                 -----------
                                                                     381,368
                                                                 -----------
APPAREL, TEXTILES -- 0.7%
Jones Apparel Group, Inc.*                         8,760             290,569
Timberland Co. Class A*                            3,550             131,634
                                                                 -----------
                                                                     422,203
                                                                 -----------
AUTO RELATED -- 1.1%
Dollar Thrifty Automotive Group, Inc.*            10,210             158,255
Harley-Davidson, Inc.                                500              27,155
Tower Automotive, Inc.*                           34,250             309,277
Visteon Corp.                                     10,640             160,026
                                                                 -----------
                                                                     654,713
                                                                 -----------
BANKS -- 3.5%
Associated Banc-Corp                               3,300             116,457
Bank of America Corp.                              5,200             327,340
Citigroup, Inc.                                    3,963             200,052
Compass Bancshares, Inc.                           4,100             116,030
Doral Financial Corp.                              2,325              72,563
First Citizens BancShares, Inc. Class A            1,250             122,187
GBC Bancorp                                        4,275             126,112
Southtrust Corp.                                  25,900             638,953
Susquehanna Bancshares, Inc.                       4,500              93,825
U.S. Bancorp                                       9,520             199,254
                                                                 -----------
                                                                   2,012,773
                                                                 -----------
BUSINESS SERVICES -- 4.6%
Automatic Data Processing, Inc.                      770              45,353
BEA Systems, Inc.*                                   560               8,624
Cendant Corp.*                                    19,700             386,317
Computer Sciences Corp.*                           6,300             308,574
Electronic Data Systems Corp.                      9,400             644,370
Fiserv, Inc.*                                      9,290             393,153
H & R Block, Inc.                                  1,000              44,700
Moody's Corp.                                     11,180             445,635
Oracle Corp.*                                     17,450             240,984
Viad Corp.                                         7,000             165,760
                                                                 -----------
                                                                   2,683,470
                                                                 -----------
CASINOS -- 0.4%
Mandalay Resort Group*                             9,900             211,860
                                                                 -----------


                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
CHEMICALS -- 0.9%
Cytec Industries, Inc.*                            5,550        $    149,850
F.M.C. Corp.*                                      2,980             177,310
Monsanto Co.                                       5,000             169,000
                                                                 -----------
                                                                     496,160
                                                                 -----------
CONSTRUCTION -- 0.9%
LNR Property Corp.                                 4,800             149,664
M.D.C. Holdings, Inc.                              3,030             114,504
NVR, Inc.*                                         1,200             244,800
                                                                 -----------
                                                                     508,968
                                                                 -----------
CONTAINERS -- 0.2%
Libbey, Inc.                                       3,500             114,275
                                                                 -----------
COSMETICS & SOAP -- 0.4%
Colgate-Palmolive Co.                              1,100              63,525
NBTY, Inc.*                                        6,500              76,050
Procter & Gamble Co.                               1,420             112,365
                                                                 -----------
                                                                     251,940
                                                                 -----------
DRUGS -- 4.7%
Abbott Laboratories, Inc.                          8,910             496,733
Alpharma, Inc. Class A                             7,500             198,375
American Home Products Corp.                       1,720             105,539
Amgen, Inc.*                                       2,100             118,524
Bristol-Myers Squibb Co.                          11,880             605,880
Cardinal Health, Inc.                              2,100             135,786
Eli Lilly & Co.                                      280              21,991
Genzyme Corp.*                                       440              26,338
Immunex Corp.*                                     1,200              33,252
King Pharmaceuticals, Inc.*                        1,256              52,915
Merck & Co., Inc.                                  5,160             303,408
Mylan Laboratories, Inc.                           1,000              37,500
Pfizer, Inc.                                      11,890             473,817
Schering Plough Corp.                              2,740              98,119
                                                                 -----------
                                                                   2,708,177
                                                                 -----------
ELECTRIC & GAS -- 1.5%
Calpine Corp.*                                     1,320              22,163
FirstEnergy Corp.                                  3,500             122,430
Great Plains Energy, Inc.                          2,500              63,000
KeySpan Corp.                                      6,000             207,900
Northwest Natural Gas Co.                          4,500             114,750
Reliant Energy, Inc.                              12,400             328,848
                                                                 -----------
                                                                     859,091
                                                                 -----------
ELECTRICAL -- 1.8%
Cooper Industries, Inc.                            4,800             167,616
General Electric Co.                              11,830             474,146
Johnson Controls, Inc.                             4,000             323,000
Technitrol, Inc.                                   2,280              62,974
                                                                 -----------
                                                                   1,027,736
                                                                 -----------


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                BALANCED FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
ELECTRONICS -- 3.4%
AOL Time Warner, Inc.*                             1,550         $    49,755
C&D Technologies, Inc.                             3,900              89,115
DSP Group, Inc.*                                   1,780              41,403
ESCO Technologies, Inc.*                           4,500             155,205
Intel Corp.                                       23,200             729,640
Jabil Circuit, Inc.*                               7,800             177,216
JDS Uniphase Corp.*                                7,000              60,760
KLA-Tencor Corp.*                                  2,900             143,724
RF Micro Devices, Inc.*                            1,100              21,153
Sanmina-SCI Corp.*                                 7,820             155,618
Take-Two Interactive Software, Inc.*              12,500             202,125
Vishay Intertechnology, Inc.*                      7,150             139,425
                                                                 -----------
                                                                   1,965,139
                                                                 -----------
FOOD & BEVERAGES -- 2.0%
Campbell Soup Co.                                  1,930              57,649
General Mills, Inc.                                1,380              71,774
Pepsi Bottling Group, Inc.                         9,300             218,550
Pepsico, Inc.                                        500              24,345
Smithfield Foods, Inc.*                           32,900             725,116
Wm. Wrigley Jr., Co.                               1,100              56,507
                                                                 -----------
                                                                   1,153,941
                                                                 -----------
FOREST PRODUCTS & PAPER -- 0.1%
American Israeli Paper Mills, Ltd.*                  900              35,550
Buckeye Technologies, Inc.*                        2,750              31,625
                                                                 -----------
                                                                      67,175
                                                                 -----------
HEALTH CARE SERVICES -- 3.6%
Beckman Coulter, Inc.                              6,500             287,950
Becton, Dickinson & Co.                            7,700             255,255
Biogen, Inc.*                                        520              29,822
Biomet, Inc.                                       1,820              56,238
Coventry Health Care, Inc.*                        7,500             149,625
Express Scripts, Inc.*                               730              34,135
Health Management Associates, Inc.
  Class A*                                         2,200              40,480
Hillenbrand Industries, Inc.                       3,700             204,499
IMS Health, Inc.                                   2,990              58,335
Pharmaceutical Product Development, Inc.*          1,000              32,310
Stryker Corp.                                      9,700             566,189
Tenet Healthcare Corp.*                            4,600             270,112
Wellpoint Health Networks, Inc.*                   1,000             116,850
                                                                 -----------
                                                                   2,101,800
                                                                 -----------
HOTELS & RESTAURANTS -- 0.9%
Brinker International, Inc.*                       5,900             175,584
Darden Restaurants, Inc.                           8,575             303,555
Tricon Global Restaurants, Inc.*                     800              39,360
                                                                 -----------
                                                                     518,499
                                                                 -----------
INSURANCE -- 2.4%
AFLAC, Inc.                                        7,700             189,112
American International Group, Inc.                   750              59,550
AmerUs Group Co.                                   6,800             243,712



                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
CNA Surety Corp.                                  18,510        $    286,905
Gallagher (Arthur J.) & Co.                        2,880              99,331
MetLife, Inc.                                     14,300             453,024
MGIC Investment Corp.                              1,220              75,298
                                                                 -----------
                                                                   1,406,932
                                                                 -----------
MACHINERY & EQUIPMENT -- 1.2%
Gardner Denver Machinery, Inc.*                    5,550             123,876
SPS Technologies, Inc.*                            3,000             104,760
Tyco International, Ltd.                           8,310             489,459
                                                                 -----------
                                                                     718,095
                                                                 -----------
MEDIA -- 0.6%
Dow Jones & Co., Inc.                                750              41,048
R.R. Donnelley & Sons Co.                          5,200             154,388
Scholastic Corp.*                                  2,000             100,660
Ventiv Health, Inc.*                               7,000              25,620
Viacom, Inc. Class B*                              1,200              52,980
                                                                 -----------
                                                                     374,696
                                                                 -----------
METALS -- 0.4%
Commercial Metals Co.                              4,190             146,566
Reliance Steel & Aluminum Corp.                    2,705              71,006
                                                                 -----------
                                                                     217,572
                                                                 -----------
MISCELLANEOUS FINANCE -- 3.8%
Bear Stearns Cos., Inc.                            6,500             381,160
Capital One Financial Corp.                       10,070             543,277
Fannie Mae                                         9,570             760,815
Financial Federal Corp.*                           8,750             273,438
Morgan Stanley Dean Witter & Co.                     600              33,564
New Plan Excel Realty Trust                        7,000             133,350
Post Properties, Inc.                              2,400              85,224
                                                                 -----------
                                                                   2,210,828
                                                                 -----------
OFFICE EQUIPMENT -- 4.7%
Cisco Systems, Inc.*                              17,920             324,531
Compaq Computer Corp.                             12,800             124,928
Dell Computer Corp.*                               9,240             251,143
EMC Corp.*                                         4,100              55,104
Harris Corp.                                       6,100             186,111
International Business Machines Corp.              2,000             241,920
Microsoft Corp.*                                   6,860             454,475
Sun Microsystems, Inc.*                            3,240              39,852
Symantec Corp.*                                    6,700             444,411
Tech Data Corp.*                                   4,825             208,826
Unisys Corp.*                                      7,500              94,050
VERITAS Software Corp.*                            7,500             336,225
                                                                 -----------
                                                                   2,761,576
                                                                 -----------
OIL & GAS -- 4.2%
Chesapeake Energy Corp.*                          21,500             142,115
Conoco, Inc.                                      21,000             594,300
El Paso Corp.                                     14,041             626,369
Exxon Mobil Corp.                                  1,400              55,020


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                BALANCED FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Ultramar Diamond Shamrock Corp.                    1,740          $   86,095
USX-Marathon Group, Inc.                          25,830             774,900
Valero Energy Corp.                                5,100             194,412
                                                                  ----------
                                                                   2,473,211
                                                                  ----------
POLLUTION CONTROL -- 0.4%
Republic Services, Inc.*                          11,400             227,658
                                                                  ----------
RETAIL -- 2.2%
American Eagle Outfitters, Inc.*                   1,670              43,704
Bed, Bath & Beyond, Inc.*                          7,360             249,504
Best Buy Co., Inc.*                                  400              29,792
CBL & Associates Properties, Inc.                  7,500             236,250
CVS Corp.                                          1,020              30,192
Federated Department Stores, Inc.*                 7,300             298,570
Sears, Roebuck & Co.                               6,700             319,188
Tiffany & Co., Inc.                                1,500              47,205
Wal-Mart Stores, Inc.                                720              41,436
                                                                  ----------
                                                                   1,295,841
                                                                  ----------
RETAIL - FOOD -- 0.1%
Safeway, Inc.*                                     1,850              77,238
                                                                  ----------
TELEPHONES -- 2.1%
AT&T Wireless Services, Inc.*                      5,700              81,909
IDT Corp.*                                         6,000             117,060
IDT Corp. Class B*                                 6,000              99,660
Qualcomm, Inc.*                                    1,650              83,325
SBC Communications, Inc.                           4,130             161,772
Verizon Communications, Inc.                      14,737             699,418
                                                                  ----------
                                                                   1,243,144
                                                                  ----------
THRIFT INSTITUTIONS -- 1.2%
Dime Community Bancshares, Inc.                   10,455             293,367
Washington Mutual, Inc.                           11,600             379,320
                                                                  ----------
                                                                     672,687
                                                                  ----------
TOTAL COMMON STOCK
  (Cost $31,600,137)                                              33,326,578
                                                                  ----------

 COUPON                                          PAR
  RATE                        MATURITY          (000)
--------                      --------          -----
ASSET-BACKED SECURITIES -- 2.0%
BankBoston Marine Asset-Backed Trust
  Series 1997-2, Class A7
   6.820%                     04/15/13           $   50               52,265
CIT Equipment Collateral Series 2000-2,
  Class A4
   6.930%                     07/20/11              700              738,530
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
   7.450%                     09/15/07              150              157,875
First Plus Home Loan Trust Series 1997-3,
  Class A6
   7.080%                     07/10/17               50               50,191


 COUPON                                          PAR
  RATE                        MATURITY          (000)             VALUE+
--------                      --------          -----          -------------

ASSET-BACKED SECURITIES (CONTINUED)
Independent National Mortgage Corp. Home
  Equity Series 1997-A, Class AF3
   6.700%                     12/25/25           $   14        $      13,973
PSE&G Transition Funding LLC Series 2001-1,
  Class A6
   6.610%                     06/15/15              140              145,162
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,102,363)                                                1,157,996
                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.5%
Bear Stearns Mortgage Securities, Inc.
  Series 1997-2, Class A4
   6.500%                     03/28/09              871              882,461
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
   5.880%                     11/12/31               15               15,558
Federal National Mortgage Association
  Series 145, Class 1 PO
   9.000%                     06/25/22              282              233,967
Federal National Mortgage Association
  Series 1996-53, Class K
   6.500%                     12/18/11            1,000            1,038,130
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                     03/25/27            1,431               66,162
Federal National Mortgage Association
  Series 1997-42, Class PE
   6.200%                     03/18/12            2,000            2,064,460
Federal National Mortgage Association
  Series 1997-84, Class PL IO
   6.500%                     02/25/09            1,096               87,288
Federal National Mortgage Association
  Series 1998-47, Class PD
   6.250%                     06/18/24               75               76,552
Federal National Mortgage Association
  Series 1998-61, Class PB
   5.500%                     12/25/08              910              933,241
Federal National Mortgage Association
  Series 2001-69, Class PE
   6.000%                     11/25/15              680              680,979
Nationsbanc Montgomery Funding Corp.
  Series 1998-1, Class A16
   6.750%                     06/25/28              240              241,265
PNC Mortgage Securities Corp.
  Series 1994-4, Class A3
   6.850%                     08/25/09              850              880,830
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
   6.100%                     06/15/28              397               69,458
                                                                 -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $7,010,026)                                                7,270,351
                                                                 -----------
MORTGAGE-BACKED SECURITIES -- 8.9%
Federal National Mortgage Association
   6.500%                     01/15/17            1,285            1,311,503
   7.000%                     01/15/17            1,900            1,968,281


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                               BALANCED FUND
                    SCHEDULE OF INVESTMENTS (CONTINUED)
                             DECEMBER 31, 2001
--------------------------------------------------------------------------------
 COUPON                                          PAR
  RATE                        MATURITY          (000)               VALUE+
--------                      --------          -----             ----------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #345739
   7.500%                     03/01/27           $   20           $   20,585
Federal National Mortgage Association
  Pool #363317
   7.500%                     11/01/26                3                3,507
Federal National Mortgage Association
  Pool #368941
   7.500%                     12/01/26              284              296,044
Federal National Mortgage Association
  Pool #371323
   7.500%                     03/01/27              158              163,912
Government National Mortgage
  Association Pool #354675
   6.500%                     10/15/23              408              413,218
Government National Mortgage
  Association Pool #442138
   8.000%                     11/15/26              410              433,767
Government National Mortgage
  Association Pool #555127
   7.000%                     09/15/31              570              582,715
                                                                  ----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $5,158,407)                                                5,193,532
                                                                  ----------
CONVERTIBLE CORPORATE BONDS -- 0.2%
TELEPHONES
Nortel Networks Corp., Series 144A
  (Cost $90,000)
   4.250%                     09/01/08               90               87,638
                                                                  ----------
CORPORATE BONDS -- 11.7%
ELECTRIC -- 0.6%
Duke Capital Corp.
   8.000%                     10/01/19              300              328,857
                                                                  ----------
FINANCE - BANK -- 1.4%
M & T Bank
   8.000%                     10/01/10              275              300,977
Sanwa Bank, Ltd.
   7.400%                     06/15/11              230              214,904
Union Planters Corp.
   7.750%                     03/01/11              275              293,347
                                                                  ----------
                                                                     809,228
                                                                  ----------
FINANCE - NON-BANK -- 2.8%
Boeing Capital Corp.
   7.375%                     09/27/10              180              190,703
Ford Motor Credit Corp.
   5.800%                     01/12/09              250              227,815
General Motors Acceptance Corp.
   6.875%                     09/15/11              150              147,190
Goldman Sachs Group, Inc.
   7.625%                     08/17/05              500              541,499
Lehman Brothers Holdings, Inc.
   6.250%                     05/15/06              225              230,705
Morgan Stanley Dean Witter & Co.
   6.750%                     04/15/11              300              307,448
                                                                  ----------
                                                                   1,645,360
                                                                  ----------

 COUPON                                          PAR
  RATE                        MATURITY          (000)               VALUE+
--------                      --------          -----             ----------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 3.2%
Boeing Co.
   8.750%                     09/15/31           $  100           $  121,319
Comcast Cable Communications, Inc.
   6.750%                     01/30/11              175              176,056
E.I. Dupont de Nemours & Co.
   6.750%                     10/15/04              300              321,682
Ford Motor Co.
   7.450%                     07/16/31              150              137,814
Hertz Corp.
   8.250%                     06/01/05              500              522,059
Time Warner, Inc.
   9.125%                     01/15/13              280              332,492
Tyco International Group S.A.
   7.000%                     06/15/28              280              271,687
                                                                  ----------
                                                                   1,883,109
                                                                  ----------
NATURAL GAS -- 0.7%
Duke Energy Field Services
   7.875%                     08/16/10              300              317,391
El Paso Corp.
   7.800%                     08/01/31              100              101,209
Enron Corp.
   6.950%                     07/15/28               45                9,000
                                                                  ----------
                                                                     427,600
                                                                  ----------
OIL -- 0.9%
Conoco Funding Co.
   6.350%                     10/15/11              280              282,964
Phillips Petroleum Co.
   8.500%                     05/25/05              200              221,339
                                                                  ----------
                                                                     504,303
                                                                  ----------
TELEPHONES -- 1.8%
AT&T Wireless Services, Inc.
   8.750%                     03/01/31              100              113,663
Qwest Capital Funding, Inc.
   7.900%                     08/15/10              130              132,459
Sprint Capital Corp.
   6.900%                     05/01/19              145              136,151
Vodafone Group P.L.C.
   7.750%                     02/15/10              500              549,985
WorldCom, Inc.
   8.250%                     05/15/31              100              106,008
                                                                  ----------
                                                                   1,038,266
                                                                  ----------
TRANSPORTATION -- 0.3%
United Air Lines, Inc. Series 2001-1,
  Class A2
   7.730%                     07/01/10              180              163,438
                                                                  ----------
TOTAL CORPORATE BONDS
  (Cost $6,568,123)                                                6,800,161
                                                                  ----------

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                BALANCED FUND
                     SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

 COUPON                                          PAR
  RATE                        MATURITY          (000)             VALUE+
--------                      --------          -----          -------------

MUNICIPAL BONDS-- 0.4%
Charlotte-Mecklenberg, North Carolina,
  Hospital Authority Revenue Bonds
  (Carolinas Healthcare System) Series A
   5.000%                     01/15/31           $  115         $    106,707
Seattle, Washington, Water System
  Revenue Bonds
   5.000%                     11/01/26              115              108,592
                                                                 -----------
TOTAL MUNICIPAL BONDS
   (Cost $223,472)                                                   215,299
                                                                 -----------
U.S. TREASURY OBLIGATIONS-- 7.0%
U.S. TREASURY BILLS**-- 0.1%
   3.230%                     02/07/02               15               14,976
   1.750%                     06/13/02               10                9,921
                                                                 -----------
                                                                      24,897
                                                                 -----------
U.S. TREASURY BONDS -- 4.7%
   8.750%                     08/15/20              500              670,977
   8.125%                     08/15/21            1,175            1,499,960
   7.625%                     02/15/25              465              574,547
                                                                 -----------
                                                                   2,745,484
                                                                 -----------
U.S. TREASURY NOTES -- 2.2%
   7.875%                     11/15/04              620              689,387
   6.000%                     08/15/09              575              612,982
                                                                 -----------
                                                                   1,302,369
                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $4,035,478)                                               4,072,750
                                                                 -----------



                                                 SHARES            VALUE+
                                               ---------         -----------
TEMPORARY INVESTMENTS -- 0.0%
Dreyfus Cash Management Plus #719                 4,858          $     4,858
Goldman Sachs Financial Square Money
  Market Portfolio                                7,429                7,429
J.P. Morgan Institutional Prime Money
  Market Portfolio                                  148                  148
                                                                 -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,435)                                                      12,435
                                                                 -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $55,800,441)                                             $58,136,740
                                                                 ===========

--------------
+ See Note 2a to the Financial Statements.
*  Non-income producing security.
** Securities pledged as collateral for futures contracts.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                                 NUMBER OF       UNREALIZED
                                                 CONTRACTS      APPRECIATION
                                                 ---------      ------------
Futures Contracts-- Short Position
  U.S. Treasury Notes, March 2002                    12            $7,031
                                                     ==            ======


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                                BALANCED FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments at value (Cost $55,800,441) ......................................          $58,136,740
   Short-term investments held as collateral for securities on loan .............            9,977,095
   Dividends receivable .........................................................               33,320
   Interest receivable ..........................................................              305,234
   Receivable for securities sold ...............................................            1,139,516
   Receivable for capital stock sold ............................................                2,353
   Other assets .................................................................               15,454
                                                                                           -----------
          Total assets ..........................................................           69,609,712
                                                                                           -----------

LIABILITIES
   Payable upon return of collateral on securities loaned .......................            9,977,095
   Payable for securities purchased .............................................            4,424,461
   Payable for capital stock redeemed ...........................................               61,588
   Futures margin payable .......................................................                7,312
   Accrued expenses .............................................................               40,348
                                                                                           -----------
          Total liabilities .....................................................           14,510,804
                                                                                           -----------

NET ASSETS
Applicable to 4,040,124 Institutional Shares, 173,267 N Shares and 22,635
   A Shares of beneficial interest outstanding, $.001 par value (Note 7) ........          $55,098,908
                                                                                           ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($52,551,571/4,040,124) ......................................................               $13.01
                                                                                                ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($2,253,115/173,267) .........................................................               $13.00
                                                                                                ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($294,222/22,635) ............................................................               $13.00
                                                                                                ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($13.00/0.945) (Note 5) ......................................................               $13.76
                                                                                                ======

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                             INTERNATIONAL FUND
                           STATEMENT OF NET ASSETS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 99.1%
AUSTRALIA -- 0.0%
Westpac Banking Corp., Ltd.                        5,796       $      46,744
                                                               -------------
BELGIUM -- 1.3%
Fortis-B                                          92,000           2,387,813
                                                               -------------
BRAZIL -- 1.9%
Companhia Vale do Rio Doce ADR                    75,000           1,770,750
Tele Norte Leste Participacoes S.A. ADR          107,000           1,672,410
                                                               -------------
                                                                   3,443,160
                                                               -------------
FINLAND -- 2.9%
Metso Oyj                                        248,000           2,605,599
Tietoenator Oyj                                  104,500           2,768,070
                                                               -------------
                                                                   5,373,669
                                                               -------------
FRANCE -- 11.5%
Alstom                                           188,000           2,090,712
Axa                                               82,500           1,724,014
Cap Gemini S.A.                                   47,000           3,393,849
Compagnie de Saint Gobain                         15,100           2,278,875
Groupe Danone                                     19,700           2,403,038
Pechiney S.A.- A                                  60,000           3,093,169
Suez S.A                                          62,500           1,892,051
Technip-Coflexip S.A.                              8,579           1,145,781
Usinor S.A                                       245,700           3,073,656
                                                               -------------
                                                                  21,095,145
                                                               -------------
GERMANY -- 8.2%
Adidas-Salomon A.G.                               36,200           2,717,127
BASF A.G.                                         61,000           2,267,567
Deutsche Bank A.G.                                31,000           2,191,573
E.On A.G.                                         70,920           3,673,807
Linde A.G.                                        70,300           2,848,004
Volkswagen A.G.                                   29,100           1,360,273
                                                               -------------
                                                                  15,058,351
                                                               -------------
GREECE -- 1.6%
Hellenic Telecommunications Organization
(OTE) S.A.                                       177,100           2,885,649
                                                               -------------
HONG KONG -- 5.2%
China Mobile, Ltd.*                              619,000           2,179,004
HSBC Holdings P.L.C                              249,101           2,914,966
Hutchison Whampoa, Ltd.                          259,000           2,499,375
Smartone Telecommunications
  Holdings, Ltd.*                              1,560,000           1,860,513
                                                               -------------
                                                                   9,453,858
                                                               -------------
IRELAND -- 1.7%
Bank of Ireland                                  327,557           3,038,984
                                                               -------------
ITALY -- 2.6%
ENI S.P.A.                                       222,000           2,783,104
Parmalat Finanziaria S.P.A.                      727,000           1,961,331
                                                               -------------
                                                                   4,744,435
                                                               -------------


                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
JAPAN -- 16.7%
Asahi Chemical Industry Co., Ltd.                510,000          $1,790,020
Daiichi Pharmaceutical Co., Ltd.                  98,000           1,906,761
Kyushu Electric Power Co., Inc.                       90               1,296
Lawson, Inc.                                      62,000           1,773,997
Mabuchi Motor Co., Ltd.                           30,100           2,480,391
Mazda Motor Corp.                              1,580,000           2,808,943
NEC Corp.                                        237,000           2,417,740
Omron Corp.                                      117,000           1,562,262
Promise Co., Ltd.                                 43,300           2,342,416
Rohm Co., Ltd.                                    16,100           2,089,585
Sankyo Co., Ltd.                                 126,000           2,158,325
Sony Corp.                                        61,800           2,824,524
Sumitomo Trust & Banking Co., Ltd.               534,000           2,167,618
Takeda Chemical Industries, Ltd.                  51,000           2,307,569
TDK Corp.                                         38,800           1,829,575
                                                               -------------
                                                                  30,461,022
                                                               -------------
MEXICO -- 3.5%
Cemex S.A. de C.V. ADR                            85,000           2,099,500
Grupo Televisa S.A. GDR*                          56,200           2,426,716
Telefonos de Mexico S.A. ADR                      55,100           1,929,602
                                                               -------------
                                                                   6,455,818
                                                               -------------
NETHERLANDS -- 2.9%
ING Groep N.V.                                    82,076           2,092,970
Wolters Kluwer N.V.                              144,000           3,282,285
                                                               -------------
                                                                   5,375,255
                                                               -------------
RUSSIA -- 1.4%
Lukoil Holding ADR                                51,000           2,498,674
                                                               -------------
SINGAPORE -- 1.6%
DBS Group Holdings, Ltd.                         388,300           2,901,998
                                                               -------------
SPAIN -- 3.9%
Banco Santander Central Hispano S.A.             302,000           2,530,291
Repsol S.A.                                      150,406           2,193,577
Telefonica S.A.*                                 181,000           2,422,208
                                                               -------------
                                                                   7,146,076
                                                               -------------
SWEDEN -- 4.4%
Atlas Copco AB                                   150,000           3,153,096
Electrolux AB-B                                  187,500           2,797,390
Nordea AB                                        385,411           2,039,175
                                                               -------------
                                                                   7,989,661
                                                               -------------
SWITZERLAND -- 8.0%
Nestle S.A.                                       16,450           3,507,399
Novartis A.G.                                     90,000           3,252,444
Roche Holding A.G.                                37,500           2,676,490
Swisscom A.G.                                     12,000           3,324,720
Zurich Financial Services A.G.                     7,637           1,791,622
                                                               -------------
                                                                  14,552,675
                                                               -------------
                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                             INTERNATIONAL FUND
                     STATEMENT OF NET ASSETS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
THAILAND -- 0.7%
Advanced Information Service Public
  Co., Ltd.                                   1,500,000        $   1,381,980
                                                               -------------
UNITED KINGDOM -- 19.1%
Amersham P.L.C.                                  303,600           2,936,182
Boots Co. P.L.C.                                 330,000           2,807,273
British Airways P.L.C.                           507,000           1,438,894
BT Group P.L.C.*                                 523,120           1,926,230
GlaxoSmithKline P.L.C.                            90,800           2,276,970
GUS P.L.C.                                       390,500           3,665,785
Kingfisher P.L.C.                                532,175           3,105,883
Lloyds TSB Group P.L.C.                          314,447           3,414,071
Rolls-Royce P.L.C.                             1,685,897           4,085,371
Royal Bank of Scotland Group P.L.C.              132,392           3,221,694
Standard Chartered P.L.C.                        248,500           2,965,695
Unilever P.L.C.                                  363,000           2,979,696
                                                               -------------
                                                                  34,823,744
                                                               -------------
TOTAL COMMON STOCK
  (Cost $197,181,328)                                            181,114,711
                                                               -------------
PREFERRED STOCK -- 0.9%
GERMANY
Volkswagen A.G.
  (Cost $1,482,403)                               51,500           1,598,026
                                                               -------------

 COUPON                                           PAR
  RATE                        MATURITY           (000)
--------                      --------           -----

U.S. TREASURY OBLIGATIONS -- 3.6%
U.S. Treasury Bills
  (Cost $6,627,579)
   1.500%                     01/17/02            $6,632           6,627,579
                                                               -------------


                                                 SHARES            VALUE+
                                                --------         -----------

TEMPORARY INVESTMENTS -- 0.0%
BlackRock Provident Institutional
  Funds - TempCash
   (Cost $877)                                       877       $         877
                                                               -------------
TOTAL INVESTMENTS -- 103.6%
   (Cost $205,292,187)                                           189,341,193
                                                               -------------
CURRENCY -- 0.0%
Euro Currency
   (Cost $2)                                           2                   2
                                                               -------------
OTHER ASSETS AND LIABILITIES -- (3.6%)
Dividends receivable and other assets                                598,434
Receivable for securities sold                                     1,394,703
Receivable for capital stock sold                                     67,050
Payable for securities purchased                                    (262,138)
Payable for capital stock redeemed                                (8,194,244)
Accrued expenses                                                    (268,237)
                                                               -------------
                                                                  (6,664,432)
                                                               -------------
NET ASSETS -- 100.0%
Applicable to 15,367,686 Institutional Shares, 461,922
  N Shares, 233.640 A Shares and 87.906 B Shares of
  beneficial interest outstanding, $.001 par value (Note 7)     $182,676,763
                                                                ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($177,336,877/15,367,686)                                           $11.54
                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER N SHARE ($5,336,168/461,922)                              $11.55
                                                                      ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($2,703/233.640)                                        $11.57
                                                                      ======
MAXIMUM PUBLIC OFFERING PRICE PER A
  SHARE ($11.57/0.945) (NOTE 5)                                       $12.24
                                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 5.0%)
  PER B SHARE ($1,015/87.906)                                         $11.55
                                                                      ======

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.


                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            EMERGING MARKETS FUND
                           STATEMENT OF NET ASSETS
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK -- 97.0%
BRAZIL -- 8.9%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                               42,500         $   935,000
Companhia Vale do Rio Doce ADR                    49,400           1,166,334
Petroleo Brasileiro S.A. ADR                      24,500             570,850
Tele Norte Leste Participacoes S.A. ADR           26,526             414,601
Uniao de Bancos Brasileiros S.A. GDR              23,000             512,900
                                                                 -----------
                                                                   3,599,685
                                                                 -----------
CHINA -- 2.6%
Huaneng Power International, Inc. ADR             10,000             241,000
Sinopec Shanghai Petrochemical Co., Ltd.       8,850,000             794,450
                                                                 -----------
                                                                   1,035,450
                                                                 -----------
CROATIA -- 1.6%
Pliva D.D. GDR                                    64,000             656,000
                                                                 -----------
CZECH REPUBLIC -- 1.5%
Komercni Banka A.S. GDR*                          64,798             602,621
                                                                 -----------
GREECE -- 3.0%
Hellenic Telecommunications Organization
(OTE) S.A.                                        74,100           1,207,378
                                                                 -----------
HONG KONG -- 15.1%
China Mobile, Ltd.*                              275,500             969,815
China Petroleum & Chemical Corp.
  (Sinopec)                                    5,604,000             768,966
HSBC Holdings P.L.C.                             114,004           1,334,068
Hutchison Whampoa, Ltd.                          119,600           1,154,151
Smartone Telecommunications
  Holdings, Ltd.*                                751,000             895,670
Wing Hang Bank, Ltd.                             301,000             965,010
                                                                 -----------
                                                                   6,087,680
                                                                 -----------
HUNGARY -- 4.2%
Gedeon Richter Rt.                                15,300             837,952
Magyar Tavkozlesi Rt. ADR                         51,000             866,490
                                                                 -----------
                                                                   1,704,442
                                                                 -----------
INDIA -- 4.7%
Gujarat Ambuja Cements, Ltd. GDR                 182,500             720,875
Larsen & Toubro, Ltd. GDR                         79,200             597,960
Tata Engineering & Locomotive Co., Ltd. GDR      295,000             581,150
                                                                 -----------
                                                                   1,899,985
                                                                 -----------
KOREA -- 13.7%
Kookmin Bank ADR                                  33,381           1,298,541
Korea Electric Power Corp. ADR                   102,700             939,705
Korea Telecom Corp. ADR                           41,400             841,662
Pohang Iron & Steel Co., Ltd. ADR                 56,200           1,292,600
Samsung Electronics Co., Ltd. GDR                 10,150           1,174,355
                                                                 -----------
                                                                   5,546,863
                                                                 -----------


                                                 SHARES            VALUE+
                                                --------         -----------

COMMON STOCK (CONTINUED)
MALAYSIA -- 3.6%
Road Builder (M) Holdings BHD                    521,000        $    616,966
Technology Resources Industries BHD*           1,095,000             832,765
                                                                 -----------
                                                                   1,449,731
                                                                 -----------
MEXICO -- 11.1%
Cemex S.A. de C.V. ADR                            35,699             881,765
Grupo Mexico S.A.-B                              406,000             400,751
Grupo Televisa S.A. GDR*                          11,400             492,252
Kimberly-Clark de Mexico S.A. de C.V.-A          183,900             539,152
Panamerican Beverages, Inc.-A                     36,500             542,390
Telefonos de Mexico S.A. ADR                      17,400             609,348
Tubos de Acero de Mexico S.A. ADR                 63,300             565,902
Wal-Mart de Mexico S.A. de C.V. ADR*              16,500             449,909
                                                                 -----------
                                                                   4,481,469
                                                                 -----------
POLAND -- 4.5%
Agora S.A.*                                       29,000             377,160
Polski Koncern Naftowy Orlen S.A.                182,000             874,962
Telekomunikacja Polska S.A. GDR                  158,000             553,000
                                                                 -----------
                                                                   1,805,122
                                                                 -----------
RUSSIA -- 9.3%
A.O. Mosenergo ADR                               239,900             993,186
Lukoil Holding ADR                                19,500             955,375
Mobile Telesystems ADR*                           20,700             738,162
Surgutneftegaz ADR                                68,400           1,069,776
                                                                 -----------
                                                                   3,756,499
                                                                 -----------
SINGAPORE -- 4.3%
DBS Group Holdings, Ltd.                         170,290           1,272,679
Singapore Airlines, Ltd.                          81,000             482,535
                                                                 -----------
                                                                   1,755,214
                                                                 -----------
SOUTH AFRICA -- 1.6%
Old Mutual P.L.C.                                523,500             666,670
                                                                 -----------
TAIWAN -- 5.1%
Chinatrust Commercial Bank                     1,581,410             949,116
Taiwan Semiconductor Manufacturing
  Co., Ltd.*                                     444,800           1,112,317
                                                                 -----------
                                                                   2,061,433
                                                                 -----------
THAILAND -- 2.2%
Advanced Information Service Public
  Co., Ltd.                                      956,800             881,519
                                                                 -----------
TOTAL COMMON STOCK
   (Cost $38,188,467)                                             39,197,761
                                                                 -----------
RIGHTS & WARRANTS -- 0.0%
MEXICO
Cemex S.A. de C.V. ADR*
   (Cost $2,204)                                  1,260                2,646
                                                                 -----------

                     See Notes to Financial Statements.

                            HARRIS INSIGHT FUNDS
                            EMERGING MARKETS FUND
                     STATEMENT OF NET ASSETS (CONTINUED)
                              DECEMBER 31, 2001
--------------------------------------------------------------------------------

 COUPON                                           PAR
  RATE                        MATURITY           (000)             VALUE+
--------                      --------           -----           -----------

U.S. TREASURY OBLIGATIONS -- 10.7%
U.S. Treasury Bills
   1.521%                     01/17/02           $1,238          $ 1,237,175
   1.521%                     01/17/02            1,305            1,304,130
   1.600%                     01/17/02            1,675            1,673,846
   1.673%                     01/17/02              133              132,902
                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,348,053)                                                4,348,053
                                                                 -----------

                                               SHARES
                                              --------
TEMPORARY INVESTMENTS -- 0.0%
BlackRock Provident Institutional
  Funds - TempCash
  (Cost $52)                                         52                   52
                                                                 -----------
TOTAL INVESTMENTS -- 107.7%
  (Cost $42,538,776)                                              43,548,512
                                                                 -----------
CURRENCY -- 0.4%
Taiwanese Dollar
  (Cost $158,088)                             5,531,916              158,100
                                                                 -----------
OTHER ASSETS AND LIABILITIES -- (8.1%)
Dividends receivable and other assets                                 21,372
Receivable for capital stock sold                                     59,335
Payable for securities purchased                                  (2,430,187)
Payable for capital stock redeemed                                  (871,505)
Accrued expenses                                                     (64,182)
                                                                 -----------
                                                                  (3,285,167)
                                                                 -----------
NET ASSETS -- 100.0%
Applicable to 5,888,970 Institutional Shares, 52,077
  N Shares and 896 A Shares of beneficial interest
  outstanding, $.001 par value (Note 7)                          $40,421,445
                                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($40,063,700/5,888,970)                                              $6.80
                                                                       =====
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER N SHARE ($351,699/52,077)                                  $6.75
                                                                       =====
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($6,046/896)                                             $6.75
                                                                       =====
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($6.75/0.945) (NOTE 5)                                   $7.14
                                                                       =====

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                     See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                 MONEY MARKET FUNDS
                                                                                ----------------------------------------------------
                                                                                 GOVERNMENT                              TAX-EXEMPT
                                                                                MONEY MARKET         MONEY MARKET       MONEY MARKET
                                                                                    FUND                 FUND               FUND
                                                                                ------------         ------------       ------------
INVESTMENT INCOME:
  Interest ..................................................................    $23,069,075         $193,780,067        $29,497,293
  Dividends .................................................................             --                   --                 --
  Foreign taxes withheld ....................................................             --                   --                 --
                                                                                 -----------         ------------        -----------
    Total investment income .................................................     23,069,075          193,780,067         29,497,293
                                                                                 -----------         ------------        -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..........................................        590,468            4,566,238          1,068,822
  Rule 12b-1 fee (Note 4) ...................................................        298,238            1,392,122            241,605
  Shareholder services fee (Note 4) .........................................        745,595            3,544,412            604,011
  Commitment fee (Note 9) ...................................................         11,128               91,277             20,806
  Transfer agency fee (Note 3) ..............................................         95,926              461,382            101,174
  Administration fee (Note 3) ...............................................        473,189            4,055,641            879,899
  Custodian fee (Note 3) ....................................................         57,372              410,255             98,060
  Directors' fees and expenses ..............................................         14,934               96,299             20,760
  Audit fee .................................................................         18,977              155,780             35,481
  Legal fee .................................................................          6,689              119,867             26,607
  Amortization of offering expenses .........................................             --                   --                 --
  Amortization of organization expenses (Note 2f) ...........................             --                   --                 --
  Reports to shareholders ...................................................         22,584              160,246             42,226
  Registration fees .........................................................         49,565              314,161             47,254
  Miscellaneous .............................................................         27,269              143,698             49,354
                                                                                 -----------         ------------        -----------
    Total expenses ..........................................................      2,411,934           15,511,378          3,236,059
                                                                                 -----------         ------------        -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ...................       (266,526)          (2,137,944)                --
                                                                                 -----------         ------------        -----------
    Net expenses ............................................................      2,145,408           13,373,434          3,236,059
                                                                                 -----------         ------------        -----------
  NET INVESTMENT INCOME/(LOSS) ..............................................     20,923,667          180,406,633         26,261,234
                                                                                 -----------         ------------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .................................................         95,016              146,934                 --
    Futures contracts .......................................................             --                   --                 --
    Foreign currency translations ...........................................             --                   --                 --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .............................................................             --                   --                 --
    Futures contracts .......................................................             --                   --                 --
    Foreign currency translations ...........................................             --                   --                 --
                                                                                 -----------         ------------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ......................         95,016              146,934                 --
                                                                                 -----------         ------------        -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ...........................    $21,018,683         $180,553,567        $26,261,234
                                                                                 ===========         ============        ===========

                                                                                                  FIXED INCOME FUNDS
                                                                                ---------------------------------------------------
                                                                                     SHORT/                           INTERMEDIATE
                                                                                INTERMEDIATE BOND       BOND        GOVERNMENT BOND
                                                                                     FUND               FUND               FUND
                                                                                -----------------    -----------    ---------------
INVESTMENT INCOME:
  Interest ..................................................................      $15,043,447       $14,979,248       $4,501,222
  Dividends .................................................................               --                --               --
  Foreign taxes withheld ....................................................               --                --               --
                                                                                   -----------       -----------       ----------
    Total investment income .................................................       15,043,447        14,979,248        4,501,222
                                                                                   -----------       -----------       ----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..........................................        1,662,239         1,449,157          455,517
  Rule 12b-1 fee (Note 4) ...................................................            1,560               559            1,226
  Shareholder services fee (Note 4) .........................................           11,953            12,571           14,688
  Commitment fee (Note 9) ...................................................            4,798             4,504            1,416
  Transfer agency fee (Note 3) ..............................................           53,074            59,687           68,977
  Administration fee (Note 3) ...............................................          441,378           414,801          152,083
  Custodian fee (Note 3) ....................................................           34,831            30,402           17,133
  Directors' fees and expenses ..............................................            5,100             4,811            1,277
  Audit fee .................................................................            8,182             7,682            2,416
  Legal fee .................................................................            5,384             6,607              851
  Amortization of offering expenses .........................................               --                --               --
  Amortization of organization expenses (Note 2f) ...........................               --             1,323            4,015
  Reports to shareholders ...................................................            7,236             7,141            2,874
  Registration fees .........................................................           33,054            47,911           36,131
  Miscellaneous .............................................................           21,810            18,682           11,491
                                                                                   -----------       -----------       ----------
    Total expenses ..........................................................        2,290,599         2,065,838          770,095
                                                                                   -----------       -----------       ----------
  Less fee waivers and expense reimbursements (Notes 3,4) ...................         (852,335)         (715,025)        (403,793)
                                                                                   -----------       -----------       ----------
    Net expenses ............................................................        1,438,264         1,350,813          366,302
                                                                                   -----------       -----------       ----------
  NET INVESTMENT INCOME/(LOSS) ..............................................       13,605,183        13,628,435        4,134,920
                                                                                   -----------       -----------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .................................................        2,676,396         3,517,444          918,071
    Futures contracts .......................................................          985,385           156,956          771,637
    Foreign currency translations ...........................................               --                --               --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .............................................................        1,231,809         1,143,750         (238,543)
    Futures contracts .......................................................         (609,465)         (700,547)        (455,164)
    Foreign currency translations ...........................................               --                --               --
                                                                                   -----------       -----------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ......................        4,284,125         4,117,603          996,001
                                                                                   -----------       -----------       ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ...........................      $17,889,308       $17,746,038       $5,130,921
                                                                                   ===========       ===========       ==========

                                                                                                  FIXED INCOME FUNDS
                                                                                --------------------------------------------------
                                                                                 INTERMEDIATE                          CONVERTIBLE
                                                                                TAX-EXEMPT BOND   TAX-EXEMPT BOND       SECURITIES
                                                                                      FUND             FUND                FUND
                                                                                ---------------   ---------------      ------------
INVESTMENT INCOME:
  Interest ..................................................................     $10,021,945        $5,806,746         $   786,802
  Dividends .................................................................              --                --             861,761
  Foreign taxes withheld ....................................................              --                --                  --
                                                                                  -----------        ----------         -----------
    Total investment income .................................................      10,021,945         5,806,746           1,648,563
                                                                                  -----------        ----------         -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) ..........................................       1,240,633           661,577             259,855
  Rule 12b-1 fee (Note 4) ...................................................             158             1,124                 178
  Shareholder services fee (Note 4) .........................................           7,139             3,117                 731
  Commitment fee (Note 9) ...................................................           4,178             2,229                 752
  Transfer agency fee (Note 3) ..............................................          36,159            35,776              33,364
  Administration fee (Note 3) ...............................................         383,554           219,590              83,511
  Custodian fee (Note 3) ....................................................          30,824            15,746              10,016
  Directors' fees and expenses ..............................................           5,067             2,009                 869
  Audit fee .................................................................           7,127             3,801               1,283
  Legal fee .................................................................           5,511             3,640                 952
  Amortization of offering expenses .........................................              --                --                  --
  Amortization of organization expenses (Note 2f) ...........................             611               655               4,015
  Reports to shareholders ...................................................           5,478             4,523                 837
  Registration fees .........................................................          31,875            39,497              27,797
  Miscellaneous .............................................................          27,642            14,688              11,222
                                                                                  -----------        ----------         -----------
    Total expenses ..........................................................       1,785,956         1,007,972             435,382
                                                                                  -----------        ----------         -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ...................      (1,268,239)         (700,352)            (92,949)
                                                                                  -----------        ----------         -----------
    Net expenses ............................................................         517,717           307,620             342,433
                                                                                  -----------        ----------         -----------
  NET INVESTMENT INCOME/(LOSS) ..............................................       9,504,228         5,499,126           1,306,130
                                                                                  -----------        ----------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions .................................................       1,391,302         1,909,023          (3,844,603)
    Futures contracts .......................................................              --                --                  --
    Foreign currency translations ...........................................              --                --                  --
  Net change in unrealized appreciation/(depreciation) on:
    Investments .............................................................         165,837          (965,580)         (4,182,244)
    Futures contracts .......................................................              --                --                  --
    Foreign currency translations ...........................................              --                --                  --
                                                                                  -----------        ----------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ......................       1,557,139           943,443          (8,026,847)
                                                                                  -----------        ----------         -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ...........................     $11,061,367        $6,442,569         $(6,720,717)
                                                                                  ===========        ==========         ===========

                       See Notes to Financial Statements.

98 & 99

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                         EQUITY FUNDS
                                                                      --------------------------------------------------

                                                                                            EQUITY              CORE
                                                                         EQUITY             INCOME             EQUITY
                                                                          FUND               FUND               FUND
                                                                      ------------       ------------       ------------
INVESTMENT INCOME:
  Interest .....................................................      $    391,628       $    136,773       $    185,610
  Dividends ....................................................         4,750,287          1,203,379          1,816,244
  Foreign taxes withheld .......................................                --                 --                 --
                                                                      ------------       ------------       ------------
    Total investment income ....................................         5,141,915          1,340,152          2,001,854
                                                                      ------------       ------------       ------------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) .............................         2,485,532            462,126          1,453,143
  Rule 12b-1 fee (Note 4) ......................................               441              1,307              1,783
  Shareholder services fee (Note 4) ............................            42,933             11,421             16,331
  Commitment fee (Note 9) ......................................             7,185              1,336              3,268
  Transfer agency fee (Note 3) .................................            82,895             45,812             63,407
  Administration fee (Note 3) ..................................           648,560            142,173            311,008
  Custodian fee (Note 3) .......................................            50,763             12,650             37,323
  Directors' fees and expenses .................................             7,678              1,205              2,947
  Audit fee ....................................................            12,255              2,278              5,573
  Legal fee ....................................................            10,319                803              1,964
  Amortization of offering expenses ............................                --                 --                 --
  Amortization of organization expenses (Note 2f) ..............                --                611                611
  Reports to shareholders ......................................            11,381              2,711              6,632
  Registration fees ............................................            45,434             39,489             48,361
  Miscellaneous ................................................            13,386              9,915             14,232
                                                                      ------------       ------------       ------------
    Total expenses .............................................         3,418,762            733,837          1,966,583
                                                                      ------------       ------------       ------------
  Less fee waivers and expense reimbursements (Notes 3,4) ......           (31,501)          (107,141)          (172,405)
                                                                      ------------       ------------       ------------
    Net expenses ...............................................         3,387,261            626,696          1,794,178
                                                                      ------------       ------------       ------------
  NET INVESTMENT INCOME/(LOSS) .................................         1,754,654            713,456            207,676
                                                                      ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....................................        (2,673,438)           993,774          2,121,731
    Futures contracts ..........................................                --                 --                 --
    Foreign currency translations ..............................                --                 --                 --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ................................................       (10,810,723)       (11,396,428)       (24,110,616)
    Futures contracts ..........................................                --                 --                 --
    Foreign currency translations ..............................                --                 --                 --
                                                                      ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .........       (13,484,161)       (10,402,654)       (21,988,885)
                                                                      ------------       ------------       ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..............      $(11,729,507)      $ (9,689,198)      $(21,781,209)
                                                                      ============       ============       ============

                                                                                         EQUITY FUNDS
                                                                      --------------------------------------------------

                                                                        SMALL-CAP          SMALL-CAP
                                                                       OPPORTUNITY           VALUE             INDEX
                                                                          FUND               FUND               FUND
                                                                      ------------       ------------       ------------
INVESTMENT INCOME:
  Interest .....................................................      $    717,516        $   716,353       $    462,188
  Dividends ....................................................         1,580,296          2,087,456          6,412,235
  Foreign taxes withheld .......................................                --                 --                 --
                                                                      ------------        -----------       ------------
    Total investment income ....................................         2,297,812          2,803,809          6,874,423
                                                                      ------------        -----------       ------------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) .............................         4,336,457          1,656,406          1,243,284
  Rule 12b-1 fee (Note 4) ......................................               381              1,373                 59
  Shareholder services fee (Note 4) ............................            26,313              8,055             57,025
  Commitment fee (Note 9) ......................................             8,775              4,177             10,069
  Transfer agency fee (Note 3) .................................            84,145             57,483            100,109
  Administration fee (Note 3) ..................................           790,517            391,286            880,390
  Custodian fee (Note 3) .......................................            70,661             41,790            110,921
  Directors' fees and expenses .................................             7,912              3,766             12,579
  Audit fee ....................................................            14,965              7,129             17,170
  Legal fee ....................................................             5,274              2,511              7,053
  Amortization of offering expenses ............................                --                 --                 --
  Amortization of organization expenses (Note 2f) ..............               611              4,015                611
  Reports to shareholders ......................................            17,808              5,977             21,435
  Registration fees ............................................            62,357             59,654             43,391
  Miscellaneous ................................................            23,513             11,082             48,252
                                                                      ------------        -----------       ------------
    Total expenses .............................................         5,449,689          2,254,704          2,552,348
                                                                      ------------        -----------       ------------
  Less fee waivers and expense reimbursements (Notes 3,4) ......          (219,247)          (195,473)          (257,353)
                                                                      ------------        -----------       ------------
    Net expenses ...............................................         5,230,442          2,059,231          2,294,995
                                                                      ------------        -----------       ------------
  NET INVESTMENT INCOME/(LOSS) .................................        (2,932,630)           744,578          4,579,428
                                                                      ------------        -----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....................................       (12,213,377)        13,087,796         19,737,495
    Futures contracts ..........................................                --                 --         (1,992,618)
    Foreign currency translations ..............................                --                 --                 --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ................................................       (31,630,723)        (5,044,531)       (91,574,562)
    Futures contracts ..........................................                --                 --             (4,025)
    Foreign currency translations ..............................                --                 --                 --
                                                                      ------------        -----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .........       (43,844,100)         8,043,265        (73,833,710)
                                                                      ------------        -----------       ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..............      $(46,776,730)       $ 8,787,843       $(69,254,282)
                                                                      ============        ===========       ============

                                                                                         EQUITY FUNDS
                                                                      --------------------------------------------------
                                                                       LARGE-CAP          SMALL-CAP
                                                                       AGGRESSIVE         AGGRESSIVE
                                                                         GROWTH             GROWTH           TECHNOLOGY
                                                                          FUND              FUND(1)             FUND
                                                                      ------------       ------------       ------------
INVESTMENT INCOME:
  Interest .....................................................        $   5,057          $  12,333         $     9,598
  Dividends ....................................................            8,914             23,212               5,055
  Foreign taxes withheld .......................................               --                 --                  --
                                                                        ---------          ---------         -----------
    Total investment income ....................................           13,971             35,545              14,653
                                                                        ---------          ---------         -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) .............................           13,074             31,352              25,289
  Rule 12b-1 fee (Note 4) ......................................               13                 --                   2
  Shareholder services fee (Note 4) ............................                5                 --                  --
  Commitment fee (Note 9) ......................................               --                 --                  --
  Transfer agency fee (Note 3) .................................            8,117                948               8,130
  Administration fee (Note 3) ..................................           10,780              7,500              13,332
  Custodian fee (Note 3) .......................................           17,649             21,381              22,851
  Directors' fees and expenses .................................               31                 73                  61
  Audit fee ....................................................               60                138                 116
  Legal fee ....................................................               21                 48                  41
  Amortization of offering expenses ............................           17,398             17,398              17,398
  Amortization of organization expenses (Note 2f) ..............               --                 --                  --
  Reports to shareholders ......................................               71                164                 138
  Registration fees ............................................           20,488             21,569              20,713
  Miscellaneous ................................................            4,296              5,177               5,525
                                                                        ---------          ---------         -----------
    Total expenses .............................................           92,003            105,748             113,596
                                                                        ---------          ---------         -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ......          (74,539)           (63,937)            (79,870)
                                                                        ---------          ---------         -----------
    Net expenses ...............................................           17,464             41,811              33,726
                                                                        ---------          ---------         -----------
  NET INVESTMENT INCOME/(LOSS) .................................           (3,493)            (6,266)            (19,073)
                                                                        ---------          ---------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....................................         (609,000)          (358,932)         (1,371,948)
    Futures contracts ..........................................               --                 --                  --
    Foreign currency translations ..............................               --                 --                  --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ................................................         (185,626)            81,565            (675,881)
    Futures contracts ..........................................               --                 --                  --
    Foreign currency translations ..............................               --                 --                  --
                                                                        ---------          ---------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .........         (794,626)          (277,367)         (2,047,829)
                                                                        ---------          ---------         -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..............        $(798,119)         $(283,633)        $(2,066,902)
                                                                        =========          =========         ===========

                                                                                         EQUITY FUNDS
                                                                      --------------------------------------------------

                                                                                                              EMERGING
                                                                        BALANCED        INTERNATIONAL         MARKETS
                                                                          FUND              FUND                FUND
                                                                      ------------      -------------       ------------
INVESTMENT INCOME:
  Interest .....................................................       $1,691,168        $    308,055        $    57,894
  Dividends ....................................................          370,464           4,997,472            859,689
  Foreign taxes withheld .......................................               --            (514,864)           (67,590)
                                                                       ----------        ------------        -----------
    Total investment income ....................................        2,061,632           4,790,663            849,993
                                                                       ----------        ------------        -----------
EXPENSES (NOTE 2G):
  Investment advisory fee (Note 3) .............................          340,504           2,387,081            421,074
  Rule 12b-1 fee (Note 4) ......................................              504                  10                 16
  Shareholder services fee (Note 4) ............................            5,024              15,485              1,598
  Commitment fee (Note 9) ......................................            1,148               4,604                682
  Transfer agency fee (Note 3) .................................           47,493              60,995             22,640
  Administration fee (Note 3) ..................................          117,052             444,033             77,360
  Custodian fee (Note 3) .......................................           39,457             139,748             54,478
  Directors' fees and expenses .................................            1,035               4,151                615
  Audit fee ....................................................            1,958               7,847              1,163
  Legal fee ....................................................              690               2,767                410
  Amortization of offering expenses ............................               --                  --                 --
  Amortization of organization expenses (Note 2f) ..............            4,015                 611                 --
  Reports to shareholders ......................................            2,330               9,343              1,384
  Registration fees ............................................           45,977              42,970             45,167
  Miscellaneous ................................................           21,241              16,573             10,341
                                                                       ----------        ------------        -----------
    Total expenses .............................................          628,428           3,136,218            636,928
                                                                       ----------        ------------        -----------
  Less fee waivers and expense reimbursements (Notes 3,4) ......         (123,493)            (31,501)           (48,507)
                                                                       ----------        ------------        -----------
    Net expenses ...............................................          504,935           3,104,717            588,421
                                                                       ----------        ------------        -----------
  NET INVESTMENT INCOME/(LOSS) .................................        1,556,697           1,685,946            261,572
                                                                       ----------        ------------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....................................         (976,405)        (24,231,072)        (2,138,899)
    Futures contracts ..........................................           61,351                  --                 --
    Foreign currency translations ..............................               --            (758,361)           (28,843)
  Net change in unrealized appreciation/(depreciation) on:
    Investments ................................................            1,352         (22,039,997)         2,073,081
    Futures contracts ..........................................          (74,805)                 --                 --
    Foreign currency translations ..............................               --             101,000                901
                                                                       ----------        ------------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .........         (988,507)        (46,928,430)           (93,760)
                                                                       ----------        ------------        -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ..............       $  568,190        $(45,242,484)       $   167,812
                                                                       ==========        ============        ===========

  (1) For the period 01/09/01 (commencement of operations) to 12/31/01.


                       See Notes to Financial Statements.

100 & 101

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                              MONEY MARKET FUNDS
                                                                           -------------------------------------------------------
                                                                              GOVERNMENT                              TAX-EXEMPT
                                                                             MONEY MARKET        MONEY MARKET        MONEY MARKET
                                                                                 FUND                FUND                FUND
                                                                           ---------------     ---------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................     $  20,923,667       $  180,406,633      $   26,261,234
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................            95,016              146,934                  --
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................                --                   --                  --
                                                                            -------------       --------------      --------------
Increase/ (decrease) in net assets from operations ....................        21,018,683          180,553,567          26,261,234
                                                                            -------------       --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................       (10,119,980)        (125,035,498)        (20,597,742)
  N Shares ............................................................       (10,803,708)         (51,914,768)         (5,663,492)
  A Shares ............................................................                --                   --                  --
  B Shares ............................................................                --                  (49)                 --
  Exchange Shares .....................................................                --           (3,456,320)                 --
                                                                            -------------       --------------      --------------
  Total distributions from net investment income ......................       (20,923,688)        (180,406,635)        (26,261,234)
                                                                            -------------       --------------      --------------
Net realized gains on investments :
  Institutional Shares ................................................                --                   --                  --
  N Shares ............................................................                --                   --                  --
  A Shares ............................................................                --                   --                  --
  B Shares ............................................................                --                   --                  --
                                                                            -------------       --------------      --------------
Total distributions from net realized gains ...........................                --                   --                  --
                                                                            -------------       --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       (65,095,238)         171,252,609         (42,716,784)
  N Shares ............................................................       (51,205,100)         248,548,667          (6,988,079)
  A Shares ............................................................                --                   --                  --
  B Shares ............................................................                --                   --                  --
  Exchange Shares .....................................................                --          343,607,258                  --
                                                                            -------------       --------------      --------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................      (116,300,338)         763,408,534         (49,704,863)
                                                                            -------------       --------------      --------------
Total increase/(decrease) in net assets ...............................      (116,205,343)         763,555,466         (49,704,863)

NET ASSETS:
Beginning of period ...................................................       648,431,341        3,360,020,829       1,068,399,833
                                                                            -------------       --------------      --------------
End of period .........................................................     $ 532,225,998       $4,123,576,295      $1,018,694,970
                                                                            =============       ==============      ==============

                                                                                              FIXED INCOME FUNDS
                                                                           --------------------------------------------------------
                                                                                SHORT/                               INTERMEDIATE
                                                                           INTERMEDIATE BOND         BOND           GOVERNMENT BOND
                                                                                 FUND                FUND                FUND
                                                                           -----------------    ---------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................      $ 13,605,183        $ 13,628,435         $ 4,134,920
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................         3,661,781           3,674,400           1,689,708
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................           622,344             443,203            (693,707)
                                                                             ------------        ------------         -----------
Increase/ (decrease) in net assets from operations ....................        17,889,308          17,746,038           5,130,921
                                                                             ------------        ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................       (13,292,857)        (13,395,411)         (3,822,115)
  N Shares ............................................................          (260,582)           (295,116)           (332,322)
  A Shares ............................................................           (33,081)             (6,462)            (15,708)
  B Shares ............................................................              (104)             (1,851)             (3,450)
  Exchange Shares .....................................................                --                  --                  --
                                                                             ------------        ------------         -----------
  Total distributions from net investment income ......................       (13,586,624)        (13,698,840)         (4,173,595)
                                                                             ------------        ------------         -----------
Net realized gains on investments :
  Institutional Shares ................................................                --                  --                  --
  N Shares ............................................................                --                  --                  --
  A Shares ............................................................                --                  --                  --
  B Shares ............................................................                --                  --                  --
                                                                             ------------        ------------         -----------
Total distributions from net realized gains ...........................                --                  --                  --
                                                                             ------------        ------------         -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................        (1,498,200)          4,061,153          (2,460,443)
  N Shares ............................................................         2,509,057           2,128,858             (39,411)
  A Shares ............................................................           777,717             203,949             504,964
  B Shares ............................................................            26,575             209,259             206,026
  Exchange Shares .....................................................                --                  --                  --
                                                                             ------------        ------------         -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................         1,815,149           6,603,219          (1,788,864)
                                                                             ------------        ------------         -----------
Total increase/(decrease) in net assets ...............................         6,117,833          10,650,417            (831,538)

NET ASSETS:
Beginning of period ...................................................       231,786,320         214,898,623          68,548,231
                                                                             ------------        ------------         -----------
End of period .........................................................      $237,904,153        $225,549,040         $67,716,693
                                                                             ============        ============         ===========

                                                                                              FIXED INCOME FUNDS
                                                                           --------------------------------------------------------
                                                                            INTERMEDIATE                             CONVERTIBLE
                                                                           TAX-EXEMPT BOND     TAX-EXEMPT BOND        SECURITIES
                                                                                FUND                 FUND                FUND
                                                                           ---------------     ---------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................     $  9,504,228        $  5,499,126        $  1,306,130
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................        1,391,302           1,909,023          (3,844,603)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................          165,837            (965,580)         (4,182,244)
                                                                            ------------        ------------        ------------
Increase/ (decrease) in net assets from operations ....................       11,061,367           6,442,569          (6,720,717)
                                                                            ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................       (9,380,541)         (5,426,401)         (1,297,061)
  N Shares ............................................................         (121,060)            (56,687)            (10,506)
  A Shares ............................................................           (2,607)            (14,270)             (2,628)
  B Shares ............................................................              (10)             (1,768)                 --
  Exchange Shares .....................................................               --                  --                  --
                                                                            ------------        ------------        ------------
  Total distributions from net investment income ......................       (9,504,218)         (5,499,126)         (1,310,195)
                                                                            ------------        ------------        ------------
Net realized gains on investments :
  Institutional Shares ................................................               --                  --            (568,066)
  N Shares ............................................................               --                  --              (5,471)
  A Shares ............................................................               --                  --                (295)
  B Shares ............................................................               --                  --                  --
                                                                            ------------        ------------        ------------
Total distributions from net realized gains ...........................               --                  --            (573,832)
                                                                            ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       20,345,103          (5,821,347)         (5,600,900)
  N Shares ............................................................        6,986,398             398,429             119,934
  A Shares ............................................................          132,205             805,340             137,384
  B Shares ............................................................            2,522             134,414                  --
  Exchange Shares .....................................................               --                  --                  --
                                                                            ------------        ------------        ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................       27,466,228          (4,483,164)         (5,343,582)
                                                                            ------------        ------------        ------------
Total increase/(decrease) in net assets ...............................       29,023,377          (3,539,721)        (13,948,326)

NET ASSETS:
Beginning of period ...................................................      197,638,987         111,438,425          45,834,927
                                                                            ------------        ------------        ------------
End of period .........................................................     $226,662,364        $107,898,704        $ 31,886,601
                                                                            ============        ============        ============

                       See Notes to Financial Statements.

102 & 103

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                  EQUITY FUNDS
                                                                              ----------------------------------------------------

                                                                                                     EQUITY               CORE
                                                                                 EQUITY              INCOME              EQUITY
                                                                                  FUND                FUND                FUND
                                                                              ------------        ------------        ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................       $  1,754,654        $    713,456        $    207,676
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................         (2,673,438)            993,774           2,121,731
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................        (10,810,723)        (11,396,428)        (24,110,616)
                                                                              ------------        ------------        ------------
Increase/ (decrease) in net assets from operations ....................        (11,729,507)         (9,689,198)        (21,781,209)
                                                                              ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................         (1,744,898)           (672,280)           (173,987)
  N Shares ............................................................            (13,477)            (37,657)                 --
  A Shares ............................................................               (150)             (3,460)                 --
  B Shares ............................................................                 --                (196)                 --
  Exchange Shares .....................................................                 --                  --                  --
                                                                              ------------        ------------        ------------
Total distributions from net investment income ........................         (1,758,525)           (713,593)           (173,987)
                                                                              ------------        ------------        ------------
Net realized gains on investments:
  Institutional Shares ................................................        (19,284,845)                 --          (5,822,443)
  N Shares ............................................................           (976,319)                 --            (255,222)
  A Shares ............................................................             (8,092)                 --             (27,165)
  B Shares ............................................................                 --                  --                (231)
                                                                              ------------        ------------        ------------
Total distributions from net realized gains ...........................        (20,269,256)                 --          (6,105,061)
                                                                              ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................           (587,455)          3,379,438          10,804,907
  N Shares ............................................................          1,575,518            (625,556)            294,128
  A Shares ............................................................             11,573            (153,623)             14,718
  B Shares ............................................................             20,421              93,296              13,902
  Exchange Shares .....................................................                 --                  --                  --
                                                                              ------------        ------------        ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................          1,020,057           2,693,555          11,127,655
                                                                              ------------        ------------        ------------
Total increase/(decrease) in net assets ...............................        (32,737,231)         (7,709,236)        (16,932,602)

NET ASSETS:
Beginning of period ...................................................        362,297,489          70,557,694         173,380,767
                                                                              ------------        ------------        ------------
End of period .........................................................       $329,560,258        $ 62,848,458        $156,448,165
                                                                              ============        ============        ============

                                                                                                  EQUITY FUNDS
                                                                              ----------------------------------------------------

                                                                                SMALL-CAP           SMALL-CAP
                                                                               OPPORTUNITY            VALUE              INDEX
                                                                                  FUND                FUND                FUND
                                                                              ------------        ------------        ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................       $ (2,932,630)       $    744,578        $  4,579,428
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................        (12,213,377)         13,087,796          17,744,877
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................        (31,630,723)         (5,044,531)        (91,578,587)
                                                                              ------------        ------------        ------------
Increase/ (decrease) in net assets from operations ....................        (46,776,730)          8,787,843         (69,254,282)
                                                                              ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................                 --            (731,640)         (4,435,150)
  N Shares ............................................................                 --              (3,568)           (161,483)
  A Shares ............................................................                 --                (429)                 --
  B Shares ............................................................                 --                  --                 (24)
  Exchange Shares .....................................................                 --                  --                  --
                                                                              ------------        ------------        ------------
Total distributions from net investment income ........................                 --            (735,637)         (4,596,657)
                                                                              ------------        ------------        ------------
Net realized gains on investments:
  Institutional Shares ................................................         (6,380,992)        (14,354,729)        (13,169,538)
  N Shares ............................................................           (137,936)           (224,176)           (728,096)
  A Shares ............................................................             (1,030)            (19,571)                 --
  B Shares ............................................................                (15)            (14,069)               (663)
                                                                              ------------        ------------        ------------
Total distributions from net realized gains ...........................         (6,519,973)        (14,612,545)        (13,898,297)
                                                                              ------------        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................         (1,469,845)        104,738,330         (15,496,520)
  N Shares ............................................................            217,518           2,259,237           3,283,936
  A Shares ............................................................            204,814             296,642                  --
  B Shares ............................................................             39,691             317,544              25,316
  Exchange Shares .....................................................                 --                  --                  --
                                                                              ------------        ------------        ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................         (1,007,822)        107,611,753         (12,187,268)
                                                                              ------------        ------------        ------------
Total increase/(decrease) in net assets ...............................        (54,304,525)        101,051,414         (99,936,504)

NET ASSETS:
Beginning of period ...................................................        474,260,229         151,099,251         557,334,896
                                                                              ------------        ------------        ------------
End of period .........................................................       $419,955,704        $252,150,665        $457,398,392
                                                                              ============        ============        ============

                                                                                                  EQUITY FUNDS
                                                                              ----------------------------------------------------
                                                                               LARGE-CAP           SMALL-CAP
                                                                               AGGRESSIVE          AGGRESSIVE
                                                                                 GROWTH              GROWTH           TECHNOLOGY
                                                                                  FUND               FUND(1)             FUND
                                                                               ----------          ----------         -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................        $   (3,493)         $   (6,266)        $   (19,073)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................          (609,000)           (358,932)         (1,371,948)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................          (185,626)             81,565            (675,881)
                                                                               ----------          ----------         -----------
Increase/ (decrease) in net assets from operations ....................          (798,119)           (283,633)         (2,066,902)
                                                                               ----------          ----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................                --                  --                 (67)
  N Shares ............................................................                --                  --                  --
  A Shares ............................................................                --                  --                  --
  B Shares ............................................................                --                  --                  --
  Exchange Shares .....................................................                --                  --                  --
                                                                               ----------          ----------         -----------
Total distributions from net investment income ........................                --                  --                 (67)
                                                                               ----------          ----------         -----------
Net realized gains on investments:
  Institutional Shares ................................................                --                  --                  --
  N Shares ............................................................                --                  --                  --
  A Shares ............................................................                --                  --                  --
  B Shares ............................................................                --                  --                  --
                                                                               ----------          ----------         -----------
Total distributions from net realized gains ...........................                --                  --                  --
                                                                               ----------          ----------         -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................         3,182,466           8,137,149           3,458,659
  N Shares ............................................................                --                  --                  --
  A Shares ............................................................                --                  --                  --
  B Shares ............................................................             4,379               1,018                 508
  Exchange Shares .....................................................                --                  --                  --
                                                                               ----------          ----------         -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................         3,186,845           8,138,167           3,459,167
                                                                               ----------          ----------         -----------
Total increase/(decrease) in net assets ...............................         2,388,726           7,854,534           1,392,198

NET ASSETS:
Beginning of period ...................................................            24,331                  --           2,038,064
                                                                               ----------          ----------         -----------
End of period .........................................................        $2,413,057          $7,854,534         $ 3,430,262
                                                                               ==========          ==========         ===========

                                                                                                  EQUITY FUNDS
                                                                              ----------------------------------------------------

                                                                                                                       EMERGING
                                                                                BALANCED        INTERNATIONAL          MARKETS
                                                                                  FUND               FUND                FUND
                                                                              -----------       -------------         -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................       $ 1,556,697        $  1,685,946         $   261,572
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................          (915,054)        (24,989,433)         (2,167,742)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................           (73,453)        (21,938,997)          2,073,982
                                                                              -----------        ------------         -----------
Increase/ (decrease) in net assets from operations ....................           568,190         (45,242,484)            167,812
                                                                              -----------        ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................        (1,507,957)           (821,521)           (202,929)
  N Shares ............................................................           (53,009)            (11,760)               (373)
  A Shares ............................................................            (5,700)                 (2)                (17)
  B Shares ............................................................                --                  --                  --
  Exchange Shares .....................................................                --                  --                  --
                                                                              -----------        ------------         -----------
Total distributions from net investment income ........................        (1,566,666)           (833,283)           (203,319)
                                                                              -----------        ------------         -----------
Net realized gains on investments:
  Institutional Shares ................................................          (173,879)                 --                  --
  N Shares ............................................................            (6,337)                 --                  --
  A Shares ............................................................              (561)                 --                  --
  B Shares ............................................................                --                  --                  --
                                                                              -----------        ------------         -----------
Total distributions from net realized gains ...........................          (180,777)                 --                  --
                                                                              -----------        ------------         -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................        (2,508,950)        (29,808,321)          8,026,156
  N Shares ............................................................           223,741           1,389,243            (185,345)
  A Shares ............................................................           161,943               1,613              (2,042)
  B Shares ............................................................                --               1,100                  --
  Exchange Shares .....................................................                --                  --                  --
                                                                              -----------        ------------         -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................        (2,123,266)        (28,416,365)          7,838,769
                                                                              -----------        ------------         -----------
Total increase/(decrease) in net assets ...............................        (3,302,519)        (74,492,132)          7,803,262

NET ASSETS:
Beginning of period ...................................................        58,401,427         257,168,895          32,618,183
                                                                              -----------        ------------         -----------
End of period .........................................................       $55,098,908        $182,676,763         $40,421,445
                                                                              ===========        ============         ===========

  (1) For the period 01/09/01 (commencement of operations) to 12/31/01.

                       See Notes to Financial Statements.

104 & 105

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                           MONEY MARKET FUNDS
                                                                          ----------------------------------------------------
                                                                           GOVERNMENT                             TAX-EXEMPT
                                                                          MONEY MARKET       MONEY MARKET        MONEY MARKET
                                                                              FUND               FUND                FUND
                                                                          ------------      --------------      --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................   $ 30,641,930      $  195,598,423      $   34,266,123
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................            862             (87,424)              4,696
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................             --                  --                  --
                                                                          ------------      --------------      --------------
Increase/(decrease) in net assets from operations .....................     30,642,792         195,510,999          34,270,819
                                                                          ------------      --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................    (13,666,002)       (128,606,434)        (26,201,000)
  N Shares ............................................................    (16,975,907)        (66,991,990)         (8,065,123)
  A Shares ............................................................             --                  --                  --
                                                                          ------------      --------------      --------------
Total distributions from net investment income ........................    (30,641,909)       (195,598,424)        (34,266,123)
                                                                          ------------      --------------      --------------
Net realized gains on investments:
  Institutional Shares ................................................             --                  --                  --
  N Shares ............................................................             --                  --                  --
  A Shares ............................................................             --                  --                  --
                                                                          ------------      --------------      --------------
  Total distributions from net realized gains .........................             --                  --                  --
                                                                          ------------      --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................    103,977,344         (18,442,796)        314,888,029
  N Shares ............................................................     44,281,467         240,599,962          (2,611,675)
  A Shares ............................................................             --                  --                  --
                                                                          ------------      --------------      --------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................    148,258,811         222,157,166         312,276,354
                                                                          ------------      --------------      --------------
Total increase/(decrease) in net assets ...............................    148,259,694         222,069,741         312,281,050

NET ASSETS:
Beginning of period ...................................................    500,171,647       3,137,951,088         756,118,783
                                                                          ------------      --------------      --------------
End of period .........................................................   $648,431,341      $3,360,020,829      $1,068,399,833
                                                                          ============      ==============      ==============

                                                                                           FIXED INCOME FUNDS
                                                                          ----------------------------------------------------
                                                                               SHORT/                           INTERMEDIATE
                                                                          INTERMEDIATE BOND       BOND         GOVERNMENT BOND
                                                                                FUND              FUND              FUND
                                                                          -----------------   ------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................     $ 19,660,539      $  9,644,854      $  4,918,931
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................       (1,414,341)       (1,276,851)       (1,083,937)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................       12,162,905         9,707,131         5,275,880
                                                                            ------------      ------------      ------------
Increase/(decrease) in net assets from operations .....................       30,409,103        18,075,134         9,110,874
                                                                            ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................      (19,414,123)       (9,405,523)       (4,609,283)
  N Shares ............................................................         (237,526)         (237,561)         (305,117)
  A Shares ............................................................           (8,893)           (1,770)           (4,531)
                                                                            ------------      ------------      ------------
Total distributions from net investment income ........................      (19,660,542)       (9,644,854)       (4,918,931)
                                                                            ------------      ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................               --                --                --
  N Shares ............................................................               --                --                --
  A Shares ............................................................               --                --                --
                                                                            ------------      ------------      ------------
  Total distributions from net realized gains .........................               --                --                --
                                                                            ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................      (80,824,432)       45,100,405       (35,256,083)
  N Shares ............................................................       (3,812,393)         (704,027)          336,625
  A Shares ............................................................           33,075             3,681          (185,440)
                                                                            ------------      ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................      (84,603,750)       44,400,059       (35,104,898)
                                                                            ------------      ------------      ------------
Total increase/(decrease) in net assets ...............................      (73,855,189)       52,830,339       (30,912,955)

NET ASSETS:
Beginning of period ...................................................      305,641,509       162,068,284        99,461,186
                                                                            ------------      ------------      ------------
End of period .........................................................     $231,786,320      $214,898,623      $ 68,548,231
                                                                            ============      ============      ============

                                                                                           FIXED INCOME FUNDS
                                                                          ----------------------------------------------------
                                                                           INTERMEDIATE                        CONVERTIBLE
                                                                          TAX-EXEMPT BOND   TAX-EXEMPT BOND     SECURITIES
                                                                               FUND              FUND              FUND
                                                                          ---------------   ---------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................    $  9,292,965      $  5,762,942      $  1,568,902
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................       1,217,996           509,352         6,893,467
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................       9,677,082         8,103,657       (11,552,715)
                                                                           ------------      ------------      ------------
Increase/(decrease) in net assets from operations .....................      20,188,043        14,375,951        (3,090,346)
                                                                           ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................      (9,261,331)       (5,718,559)       (1,554,801)
  N Shares ............................................................         (31,644)          (44,383)           (9,098)
  A Shares ............................................................            --                --                (565)
                                                                           ------------      ------------      ------------
Total distributions from net investment income ........................      (9,292,975)       (5,762,942)       (1,564,464)
                                                                           ------------      ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................              --                --        (5,603,323)
  N Shares ............................................................              --                --           (32,130)
  A Shares ............................................................              --                --            (2,238)
                                                                           ------------      ------------      ------------
  Total distributions from net realized gains .........................              --                --        (5,637,691)
                                                                           ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       8,306,152       (24,235,229)        3,683,352
  N Shares ............................................................      (2,117,781)          (75,235)          (54,157)
  A Shares ............................................................              --                --            23,068
                                                                           ------------      ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................       6,188,371       (24,310,464)        3,652,263
                                                                           ------------      ------------      ------------
Total increase/(decrease) in net assets ...............................      17,083,439       (15,697,455)       (6,640,238)

NET ASSETS:
Beginning of period ...................................................     180,555,548       127,135,880        52,475,165
                                                                           ------------      ------------      ------------
End of period .........................................................    $197,638,987      $111,438,425      $ 45,834,927
                                                                           ============      ============      ============

                       See Notes to Financial Statements.

106 & 107

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                               EQUITY FUNDS
                                                                             ------------------------------------------------

                                                                                                  EQUITY
                                                                                EQUITY            INCOME            GROWTH
                                                                                 FUND              FUND              FUND
                                                                             ------------      ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................      $  1,556,185      $    744,502      $   (439,779)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................        93,469,858           244,680        17,723,771
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................       (59,581,898)       (3,995,200)      (31,424,137)
                                                                             ------------      ------------      ------------
Increase/(decrease) in net assets from operations .....................        35,444,145        (3,006,018)      (14,140,145)
                                                                             ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................        (1,506,128)         (688,992)               --
  N Shares ............................................................            (5,923)          (43,359)               --
  A Shares ............................................................               (69)           (4,363)               --
                                                                             ------------      ------------      ------------
Total distributions from net investment income ........................        (1,512,120)         (736,714)               --
                                                                             ------------      ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................       (97,774,604)       (1,204,150)      (12,851,046)
  N Shares ............................................................        (3,668,152)         (100,762)         (508,845)
  A Shares ............................................................           (35,585)          (10,342)          (61,468)
                                                                             ------------      ------------      ------------
Total distributions from net realized gains ...........................      (101,478,341)       (1,315,254)      (13,421,359)
                                                                             ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................      (168,635,936)      (10,012,373)       10,327,378
  N Shares ............................................................        (1,139,772)          477,682          (352,779)
  A Shares ............................................................            19,266           138,330           174,598
                                                                             ------------      ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................      (169,756,442)       (9,396,361)       10,149,197
                                                                             ------------      ------------      ------------
Total increase/(decrease) in net assets ...............................      (237,302,758)      (14,454,347)      (17,412,307)

NET ASSETS:
Beginning of period ...................................................       599,600,247        85,012,041       190,793,074
                                                                             ------------      ------------      ------------
End of period .........................................................      $362,297,489      $ 70,557,694      $173,380,767
                                                                             ============      ============      ============

                                                                                               EQUITY FUNDS
                                                                             ------------------------------------------------

                                                                              SMALL-CAP          SMALL-CAP
                                                                             OPPORTUNITY           VALUE            INDEX
                                                                                FUND               FUND              FUND
                                                                             ------------      ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................      $ (3,451,434)     $    114,904      $  4,735,785
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................        98,988,088         8,578,117        26,592,358
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................       (63,386,458)       26,542,509       (83,288,345)
                                                                             ------------      ------------      ------------
Increase/(decrease) in net assets from operations .....................        32,150,196        35,235,530       (51,960,202)
                                                                             ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................                --          (112,200)       (4,521,731)
  N Shares ............................................................                --                --          (156,874)
  A Shares ............................................................                --                --                --
                                                                             ------------      ------------      ------------
Total distributions from net investment income ........................                --          (112,200)       (4,678,605)
                                                                             ------------      ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................      (113,913,082)       (9,833,071)      (24,464,192)
  N Shares ............................................................        (2,182,231)          (75,318)       (1,297,810)
  A Shares ............................................................           (12,811)           (2,039)               --
                                                                             ------------      ------------      ------------
Total distributions from net realized gains ...........................      (116,108,124)       (9,910,428)      (25,762,002)
                                                                             ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................       115,550,956         9,209,976        60,552,986
  N Shares ............................................................         4,137,792           335,838         5,430,920
  A Shares ............................................................            32,921            41,989                --
                                                                             ------------      ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................       119,721,669         9,587,803        65,983,906
                                                                             ------------      ------------      ------------
Total increase/(decrease) in net assets ...............................        35,763,741        34,800,705       (16,416,903)

NET ASSETS:
Beginning of period ...................................................       438,496,488       116,298,546       573,751,799
                                                                             ------------      ------------      ------------
End of period .........................................................      $474,260,229      $151,099,251      $557,334,896
                                                                             ============      ============      ============

                                                                                               EQUITY FUNDS
                                                                             ------------------------------------------------
                                                                              LARGE-CAP
                                                                              AGGRESSIVE
                                                                                GROWTH          TECHNOLOGY         BALANCED
                                                                                FUND(1)           FUND(2)            FUND
                                                                             ------------      ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................        $    (3)         $       67        $ 1,116,380
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................             --                  --          1,534,192
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................           (666)             (4,003)         1,282,704
                                                                               -------          ----------        -----------
Increase/(decrease) in net assets from operations .....................           (669)             (3,936)         3,933,276
                                                                               -------          ----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................             --                  --         (1,053,461)
  N Shares ............................................................             --                  --            (55,097)
  A Shares ............................................................             --                  --             (3,342)
                                                                               -------          ----------        -----------
Total distributions from net investment income ........................             --                  --         (1,111,900)
                                                                               -------          ----------        -----------
Net realized gains on investments:
  Institutional Shares ................................................             --                  --           (928,420)
  N Shares ............................................................             --                  --            (34,083)
  A Shares ............................................................             --                  --             (2,221)
                                                                               -------          ----------        -----------
Total distributions from net realized gains ...........................             --                  --           (964,724)
                                                                               -------          ----------        -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................         25,000           2,042,000         32,610,062
  N Shares ............................................................             --                  --           (372,269)
  A Shares ............................................................             --                  --             40,735
                                                                               -------          ----------        -----------
Increase/(decrease) in net assets from capital share
  transactions ........................................................         25,000           2,042,000         32,278,528
                                                                               -------          ----------        -----------
Total increase/(decrease) in net assets ...............................         24,331           2,038,064         34,135,180

NET ASSETS:
Beginning of period ...................................................             --                  --         24,266,247
                                                                               -------          ----------        -----------
End of period .........................................................        $24,331          $2,038,064        $58,401,427
                                                                               =======          ==========        ===========

                                                                                      EQUITY FUNDS
                                                                             -------------------------------

                                                                                                  EMERGING
                                                                             INTERNATIONAL         MARKETS
                                                                                  FUND               FUND
                                                                             -------------      ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................       $  2,093,494      $    153,273
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .................         (3,456,478)(3)    (1,968,062)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .......................................        (22,925,705)      (12,223,015)(4)
                                                                              ------------      ------------
Increase/(decrease) in net assets from operations .....................        (24,288,689)      (14,037,804)
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ................................................           (726,215)          (36,496)
  N Shares ............................................................                 --                --
  A Shares ............................................................                 --                --
                                                                              ------------      ------------
Total distributions from net investment income ........................           (726,215)          (36,496)
                                                                              ------------      ------------
Net realized gains on investments:
  Institutional Shares ................................................                 --                --
  N Shares ............................................................                 --                --
  A Shares ............................................................                 --                --
                                                                              ------------      ------------
Total distributions from net realized gains ...........................                 --                --
                                                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................          6,849,327         8,125,001
  N Shares ............................................................            (85,141)           71,648
  A Shares ............................................................             (2,296)           13,814
                                                                              ------------      ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................          6,761,890         8,210,463
                                                                              ------------      ------------
Total increase/(decrease) in net assets ...............................        (18,253,014)       (5,863,837)

NET ASSETS:
Beginning of period ...................................................        275,421,909        38,482,020
                                                                              ------------      ------------
End of period .........................................................       $257,168,895      $ 32,618,183
                                                                              ============      ============

  (1) For the period 12/28/00 (commencement of operations) to 12/31/00.
  (2) For the period 12/27/00 (commencement of operations) to 12/31/00.
  (3) Net of estimated deferred repatriation taxes of $136,662.
  (4) Net of estimated deferred repatriation taxes of $5,111.

                       See Notes to Financial Statements.

108 & 109

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY


     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.


                                                                           MONEY MARKET FUNDS
                                          ------------------------------------------------------------------------------------
                                              GOVERNMENT MONEY MARKET FUND                        MONEY MARKET FUND
                                          --------------------------------------       ---------------------------------------
                                                YEAR                   YEAR                  YEAR                   YEAR
                                                ENDED                  ENDED                 ENDED                  ENDED
                                              12/31/01               12/31/00              12/31/01               12/31/00
                                          ---------------        ---------------       ----------------       ----------------
INSTITUTIONAL SHARES:
Sold .................................... $   783,440,213        $ 1,288,232,782       $ 21,598,594,593       $ 17,244,592,194
Issued as reinvestment of dividends .....         911,236              1,344,335             16,818,684             16,191,372
Redeemed ................................    (849,446,687)        (1,185,599,773)       (21,444,160,668)       (17,279,226,362)
                                          ---------------        ---------------       ----------------       ----------------
Net increase/(decrease) ................. $   (65,095,238)       $   103,977,344       $    171,252,609       $    (18,442,796)
                                          ===============        ===============       ================       ================
N SHARES:
Sold .................................... $ 1,433,592,109        $ 1,423,150,410       $  4,308,137,568       $  5,082,183,869
Issued as reinvestment of dividends .....       9,952,316             12,538,774             52,308,711             57,814,770
Redeemed ................................  (1,494,749,525)        (1,391,407,717)        (4,111,897,612)        (4,899,398,677)
                                          ---------------        ---------------       ----------------       ----------------
Net increase/(decrease) ................. $   (51,205,100)       $    44,281,467       $    248,548,667       $    240,599,962
                                          ===============        ===============       ================       ================
B SHARES:
Sold ....................................                                              $         28,775       $             --
Issued as reinvestment of dividends .....                                                            --                     --
Redeemed ................................                                                       (28,775)                    --
                                                                                       ----------------       ----------------
Net increase/(decrease) .................                                              $              0       $             --
                                                                                       ================       ================
EXCHANGE SHARES:
Sold ....................................                                              $  1,570,806,442       $             --
Issued as reinvestment of dividends .....                                                     2,578,662                     --
Redeemed ................................                                                (1,229,777,846)                    --
                                                                                       ----------------       ----------------
Net increase/(decrease) .................                                              $    343,607,258       $             --
                                                                                       ================       ================

                                                    MONEY MARKET FUNDS
                                          -------------------------------------
                                              TAX-EXEMPT MONEY MARKET FUND
                                          -------------------------------------
                                               YEAR                   YEAR
                                               ENDED                  ENDED
                                             12/31/01               12/31/00
                                          ---------------        --------------
INSTITUTIONAL SHARES:
Sold .................................... $ 1,410,529,801        $1,102,393,655
Issued as reinvestment of dividends .....       1,181,461               197,845
Redeemed ................................  (1,454,428,046)         (787,703,471)
                                          ---------------        --------------
Net increase/(decrease) ................. $   (42,716,784)       $  314,888,029
                                          ===============        ==============
N SHARES:
Sold .................................... $   534,111,118        $  567,574,493
Issued as reinvestment of dividends .....       4,954,579             6,321,072
Redeemed ................................    (546,053,776)         (576,507,240)
                                          ---------------        --------------
Net increase/(decrease) ................. $    (6,988,079)       $   (2,611,675)
                                          ===============        ==============
B SHARES:
Sold ....................................
Issued as reinvestment of dividends .....
Redeemed ................................

Net increase/(decrease) .................

EXCHANGE SHARES:
Sold ....................................
Issued as reinvestment of dividends .....
Redeemed ................................

Net increase/(decrease) .................


                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                  FIXED INCOME FUNDS
                                         --------------------------------------------------------------------
                                                       SHORT/
                                                 INTERMEDIATE BOND                          BOND
                                                       FUND                                 FUND
                                         --------------------------------      ------------------------------
                                              YEAR               YEAR              YEAR              YEAR
                                             ENDED              ENDED             ENDED             ENDED
                                            12/31/01           12/31/00          12/31/01          12/31/00
                                         -------------      -------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 122,844,270      $ 103,432,005      $ 61,852,475      $123,214,734
Issued as reinvestment of dividends ...      1,997,571          2,692,524         3,891,595         3,934,916
Redeemed ..............................   (126,340,041)      (186,948,961)      (61,682,917)      (82,049,245)
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............  $  (1,498,200)     $ (80,824,432)     $  4,061,153      $ 45,100,405
                                         =============      =============      ============      ============
N SHARES:
Sold ..................................  $   3,765,094      $   1,201,820      $  3,943,521      $    524,845
Issued as reinvestment of dividends ...        166,631            138,681           243,621           198,066
Redeemed ..............................     (1,422,668)        (5,152,894)       (2,058,284)       (1,426,938)
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............  $   2,509,057      $  (3,812,393)     $  2,128,858      $   (704,027)
                                         =============      =============      ============      ============
A SHARES:
Sold ..................................  $   1,268,391      $      24,189      $    235,541      $      1,984
Issued as reinvestment of dividends ...         31,639              8,886             6,257             1,697
Redeemed ..............................       (522,313)                --           (37,849)               --
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............  $     777,717      $      33,075      $    203,949      $      3,681
                                         =============      =============      ============      ============
B SHARES:
Sold ..................................  $      26,471      $          --      $    207,704      $         --
Issued as reinvestment of dividends ...            104                 --             1,555                --
Redeemed ..............................             --                 --                --                --
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............  $      26,575      $          --      $    209,259      $         --
                                         =============      =============      ============      ============

-------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     11,939,843         10,558,621         6,038,711        12,541,397
Issued as reinvestment of dividends ...        193,187            274,089           378,432           408,621
Redeemed ..............................    (12,281,335)       (18,828,779)       (6,018,858)       (8,583,654)
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............       (148,305)        (7,996,069)          398,285         4,366,364
                                         =============      =============      ============      ============
N SHARES:
Sold ..................................        364,474            122,352           383,004            54,427
Issued as reinvestment of dividends ...         16,092             14,122            23,672            20,551
Redeemed ..............................       (137,667)          (527,063)         (199,292)         (150,076)
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............        242,899           (390,589)          207,384           (75,098)
                                         =============      =============      ============      ============
A SHARES:
Sold ..................................        122,893              2,385            22,938               207
Issued as reinvestment of dividends ...          3,050                904               605               176
Redeemed ..............................        (50,485)                --            (3,714)               --
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............         75,458              3,289            19,829               383
                                         =============      =============      ============      ============
B SHARES:
Sold ..................................          2,550                 --            19,861                --
Issued as reinvestment of dividends ...             10                 --               150                --
Redeemed ..............................             --                 --                --                --
                                         -------------      -------------      ------------      ------------
Net increase/(decrease) ...............          2,560                 --            20,011                --
                                         =============      =============      ============      ============

                                                                 FIXED INCOME FUNDS
                                         ------------------------------------------------------------------
                                                   INTERMEDIATE                       INTERMEDIATE
                                                 GOVERNMENT BOND                     TAX-EXEMPT BOND
                                                      FUND                                FUND
                                         ------------------------------      ------------------------------
                                             YEAR              YEAR              YEAR              YEAR
                                            ENDED             ENDED             ENDED             ENDED
                                           12/31/01          12/31/00          12/31/01          12/31/00
                                         ------------      ------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 25,958,882      $ 12,144,349      $ 48,862,859      $ 42,111,410
Issued as reinvestment of dividends ...     3,603,269         4,219,816            99,065            51,389
Redeemed ..............................   (32,022,594)      (51,620,248)      (28,616,821)      (33,856,647)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $ (2,460,443)     $(35,256,083)     $ 20,345,103      $  8,306,152
                                         ============      ============      ============      ============
N SHARES:
Sold ..................................  $  3,061,793      $  1,907,088      $  9,553,166      $    555,608
Issued as reinvestment of dividends ...       318,942           287,528            75,809             9,616
Redeemed ..............................    (3,420,146)       (1,857,991)       (2,642,577)       (2,683,005)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $    (39,411)     $    336,625      $  6,986,398      $ (2,117,781)
                                         ============      ============      ============      ============
A SHARES:
Sold ..................................  $    512,110      $      1,612      $    136,260      $         --
Issued as reinvestment of dividends ...        10,822             4,411             2,333                --
Redeemed ..............................       (17,968)         (191,463)           (6,388)               --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $    504,964      $   (185,440)     $    132,205      $         --
                                         ============      ============      ============      ============
B SHARES:
Sold ..................................  $    213,267      $         --      $      2,511      $         --
Issued as reinvestment of dividends ...         3,351                --                11                --
Redeemed ..............................       (10,592)               --                --                --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $    206,026      $         --      $      2,522      $         --
                                         ============      ============      ============      ============

-----------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     1,537,033           768,909         4,447,454         4,080,712
Issued as reinvestment of dividends ...       214,092           267,079             9,023             4,936
Redeemed ..............................    (1,901,377)       (3,294,060)       (2,599,800)       (3,275,798)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............      (150,252)       (2,258,072)        1,856,677           809,850
                                         ============      ============      ============      ============
N SHARES:
Sold ..................................       181,225           120,085           863,685            53,160
Issued as reinvestment of dividends ...        18,931            18,142             6,865               926
Redeemed ..............................      (202,275)         (116,939)         (237,659)         (261,479)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............        (2,119)           21,288           632,891          (207,393)
                                         ============      ============      ============      ============
A SHARES:
Sold ..................................        30,316               102            12,401                --
Issued as reinvestment of dividends ...           638               281               211                --
Redeemed ..............................        (1,059)          (12,312)             (580)               --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............        29,895           (11,929)           12,032                --
                                         ============      ============      ============      ============
B SHARES:
Sold ..................................        12,647                --               226                --
Issued as reinvestment of dividends ...           197                --                 1                --
Redeemed ..............................          (623)               --                --                --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............        12,221                --               227                --
                                         ============      ============      ============      ============

                                                                 FIXED INCOME FUNDS
                                         ------------------------------------------------------------------
                                                                                      CONVERTIBLE
                                                 TAX-EXEMPT BOND                       SECURITIES
                                                      FUND                                FUND
                                         ------------------------------      ------------------------------
                                             YEAR              YEAR              YEAR              YEAR
                                            ENDED             ENDED             ENDED             ENDED
                                           12/31/01          12/31/00          12/31/01          12/31/00
                                         ------------      ------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 15,215,689      $ 15,498,996      $  4,933,779      $  7,184,323
Issued as reinvestment of dividends ...        71,208            50,551         1,854,943         7,139,018
Redeemed ..............................   (21,108,244)      (39,784,776)      (12,389,622)      (10,639,989)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $ (5,821,347)     $(24,235,229)     $ (5,600,900)     $  3,683,352
                                         ============      ============      ============      ============
N SHARES:
Sold ..................................  $    758,178      $  1,602,177      $    135,107      $     25,585
Issued as reinvestment of dividends ...        29,930            20,184            14,858            36,217
Redeemed ..............................      (389,679)       (1,697,596)          (30,031)         (115,959)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $    398,429      $    (75,235)     $    119,934      $    (54,157)
                                         ============      ============      ============      ============
A SHARES:
Sold ..................................  $    926,722      $         --      $    159,842      $     22,264
Issued as reinvestment of dividends ...        12,938                --             2,741             2,804
Redeemed ..............................      (134,320)               --           (25,199)           (2,000)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............  $    805,340      $         --      $    137,384      $     23,068
                                         ============      ============      ============      ============
B SHARES:
Sold ..................................  $    132,665      $         --
Issued as reinvestment of dividends ...         1,749                --
Redeemed ..............................            --                --
                                         ------------      ------------
Net increase/(decrease) ...............  $    134,414      $         --
                                         ============      ============

-----------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     1,441,666         1,563,180           237,084           239,440
Issued as reinvestment of dividends ...         6,720             5,106            92,046           284,785
Redeemed ..............................    (2,001,759)       (4,098,456)         (591,748)         (353,037)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............      (553,373)       (2,530,170)         (262,618)          171,188
                                         ============      ============      ============      ============
N SHARES:
Sold ..................................        71,697           163,481             6,079               969
Issued as reinvestment of dividends ...         2,825             2,033               738             1,442
Redeemed ..............................       (37,063)         (173,723)           (1,446)           (3,982)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............        37,459            (8,209)            5,371            (1,571)
                                         ============      ============      ============      ============
A SHARES:
Sold ..................................        87,227                --             7,766               706
Issued as reinvestment of dividends ...         1,216                --               148               112
Redeemed ..............................       (12,941)               --            (1,136)              (66)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...............        75,502                --             6,778               752
                                         ============      ============      ============      ============
B SHARES:
Sold ..................................        12,506                --
Issued as reinvestment of dividends ...           164                --
Redeemed ..............................            --                --
                                         ------------      ------------
Net increase/(decrease) ...............        12,670                --
                                         ============      ============

                       See Notes to Financial Statements.

112 & 113

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                      EQUITY FUNDS
                                         ----------------------------------------------------------------------

                                                                                             EQUITY
                                                      EQUITY                                 INCOME
                                                       FUND                                   FUND
                                         ---------------------------------       ------------------------------
                                              YEAR                YEAR               YEAR              YEAR
                                             ENDED               ENDED              ENDED             ENDED
                                            12/31/01            12/31/00           12/31/01          12/31/00
                                         -------------       -------------       ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 109,377,667       $  60,207,444       $ 17,943,744      $  9,900,459
Issued as reinvestment of dividends ...     11,027,254          46,266,946            195,889           609,413
Redeemed ..............................   (120,992,376)       (275,110,326)       (14,760,195)      (20,522,245)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............  $    (587,455)      $(168,635,936)      $  3,379,438      $(10,012,373)
                                         =============       =============       ============      ============
N SHARES:
Sold ..................................  $  21,672,101       $  17,765,916       $    670,167      $  4,637,419
Issued as reinvestment of dividends ...        857,431           2,948,475             35,556           137,689
Redeemed ..............................    (20,954,014)        (21,854,163)        (1,331,279)       (4,297,426)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............  $   1,575,518       $  (1,139,772)      $   (625,556)     $    477,682
                                         =============       =============       ============      ============
A SHARES:
Sold ..................................  $      61,881       $      47,922       $     65,887      $    234,832
Issued as reinvestment of dividends ...          8,237              35,654              2,339            11,271
Redeemed ..............................        (58,545)            (64,310)          (221,849)         (107,773)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............  $      11,573       $      19,266       $   (153,623)     $    138,330
                                         =============       =============       ============      ============
B SHARES:
Sold ..................................  $      20,421       $          --       $     93,247      $         --
Issued as reinvestment of dividends ...             --                  --                 49                --
Redeemed ..............................             --                  --                 --                --
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............  $      20,421       $          --       $     93,296      $         --
                                         =============       =============       ============      ============

---------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................      9,139,288           4,132,599          1,030,684           506,579
Issued as reinvestment of dividends ...        945,339           3,606,263             11,984            31,744
Redeemed ..............................    (10,262,443)        (19,781,930)          (863,644)       (1,056,519)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............       (177,816)        (12,043,068)           179,024          (518,196)
                                         =============       =============       ============      ============
N SHARES:
Sold ..................................      1,803,083           1,198,281             37,910           236,580
Issued as reinvestment of dividends ...         73,215             230,362              2,173             7,158
Redeemed ..............................     (1,738,637)         (1,496,928)           (77,367)         (219,342)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............        137,661             (68,285)           (37,284)           24,396
                                         =============       =============       ============      ============
A SHARES:
Sold ..................................          5,214               3,360              3,831            11,893
Issued as reinvestment of dividends ...            703               2,774                140               585
Redeemed ..............................         (4,682)             (4,337)           (12,367)           (5,636)
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............          1,235               1,797             (8,396)            6,842
                                         =============       =============       ============      ============
B SHARES:
Sold ..................................          1,788                  --              5,293                --
Issued as reinvestment of dividends ...             --                  --                  3                --
Redeemed ..............................             --                  --                 --                --
                                         -------------       -------------       ------------      ------------
Net increase/(decrease) ...............          1,788                  --              5,296                --
                                         =============       =============       ============      ============

                                                                      EQUITY FUNDS
                                         --------------------------------------------------------------------

                                                      CORE                               SMALL-CAP
                                                     EQUITY                             OPPORTUNITY
                                                      FUND                                 FUND
                                         ------------------------------      --------------------------------
                                             YEAR              YEAR              YEAR                YEAR
                                            ENDED             ENDED             ENDED               ENDED
                                           12/31/01          12/31/00          12/31/01            12/31/00
                                         ------------      ------------      -------------      -------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 37,303,312      $ 44,238,737      $ 142,742,834      $ 412,476,603
Issued as reinvestment of dividends ...     2,780,481         5,631,243          4,160,474         69,568,042
Redeemed ..............................   (29,278,786)      (39,542,602)      (148,373,153)      (366,493,689)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $ 10,804,907      $ 10,327,378      $  (1,469,845)     $ 115,550,956
                                         ============      ============      =============      =============
N SHARES:
Sold ..................................  $  3,403,336      $ 13,773,669      $ 163,384,569      $ 114,127,999
Issued as reinvestment of dividends ...       223,690           413,172            119,663          1,786,872
Redeemed ..............................    (3,332,898)      (14,539,620)      (163,286,714)      (111,777,079)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $    294,128      $   (352,779)     $     217,518      $   4,137,792
                                         ============      ============      =============      =============
A SHARES:
Sold ..................................  $     68,021      $    354,035      $     207,665      $      53,981
Issued as reinvestment of dividends ...        27,166            61,468              1,030             12,811
Redeemed ..............................       (80,469)         (240,905)            (3,881)           (33,871)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $     14,718      $    174,598      $     204,814      $      32,921
                                         ============      ============      =============      =============
B SHARES:
Sold ..................................  $     13,671      $         --      $      39,676      $          --
Issued as reinvestment of dividends ...           231                --                 15                 --
Redeemed ..............................            --                --                 --                 --
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $     13,902      $         --      $      39,691      $          --
                                         ============      ============      =============      =============

-------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     1,693,126         1,599,820          7,875,608         17,106,867
Issued as reinvestment of dividends ...       123,793           221,973            228,472          3,500,454
Redeemed ..............................    (1,345,800)       (1,383,004)        (8,272,336)       (15,080,557)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............       471,119           438,789           (168,256)         5,526,764
                                         ============      ============      =============      =============
N SHARES:
Sold ..................................       159,857           479,014          9,420,046          4,726,958
Issued as reinvestment of dividends ...        10,058            16,443              6,663             90,911
Redeemed ..............................      (155,682)         (508,233)        (9,409,129)        (4,626,091)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............        14,233           (12,776)            17,580            191,778
                                         ============      ============      =============      =============
A SHARES:
Sold ..................................         2,928            12,298             11,694              2,239
Issued as reinvestment of dividends ...         1,222             2,439                 57                644
Redeemed ..............................        (3,654)           (8,436)              (212)            (1,479)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............           496             6,301             11,539              1,404
                                         ============      ============      =============      =============
B SHARES:
Sold ..................................           619                --              2,346                 --
Issued as reinvestment of dividends ...            10                --                  1                 --
Redeemed ..............................            --                --                 --                 --
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............           629                --              2,347                 --
                                         ============      ============      =============      =============

                                                                      EQUITY FUNDS
                                         --------------------------------------------------------------------

                                                    SMALL-CAP
                                                      VALUE                                INDEX
                                                      FUND                                 FUND
                                         ------------------------------      --------------------------------
                                             YEAR              YEAR               YEAR               YEAR
                                            ENDED             ENDED              ENDED              ENDED
                                           12/31/01          12/31/00           12/31/01           12/31/00
                                         ------------      ------------      -------------      -------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $142,289,900      $ 38,783,200      $ 115,443,069      $ 159,783,064
Issued as reinvestment of dividends ...    12,325,211         8,867,001          9,249,174         17,481,605
Redeemed ..............................   (49,876,781)      (38,440,225)      (140,188,763)      (116,711,683)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $104,738,330      $  9,209,976      $ (15,496,520)     $  60,552,986
                                         ============      ============      =============      =============
N SHARES:
Sold ..................................  $ 34,442,486      $  1,813,084      $  16,614,119      $  17,900,119
Issued as reinvestment of dividends ...       214,901            74,868            731,449          1,283,564
Redeemed ..............................   (32,398,150)       (1,552,114)       (14,061,632)       (13,752,763)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $  2,259,237      $    335,838      $   3,283,936      $   5,430,920
                                         ============      ============      =============      =============
A SHARES:
Sold ..................................  $    355,916      $     39,950
Issued as reinvestment of dividends ...        19,182             2,039
Redeemed ..............................       (78,456)               --
                                         ------------      ------------
Net increase/(decrease) ...............  $    296,642      $     41,989
                                         ============      ============
B SHARES:
Sold ..................................  $    335,751      $         --      $      24,628      $          --
Issued as reinvestment of dividends ...        11,448                --                688                 --
Redeemed ..............................       (29,655)               --                 --                 --
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............  $    317,544      $         --      $      25,316      $          --
                                         ============      ============      =============      =============

-------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     3,691,117         1,137,290          4,468,645          5,241,333
Issued as reinvestment of dividends ...       334,876           276,649            386,353            599,888
Redeemed ..............................    (1,312,293)       (1,218,184)        (5,489,011)        (3,653,457)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............     2,713,700           195,755           (634,013)         2,187,764
                                         ============      ============      =============      =============
N SHARES:
Sold ..................................       916,071            57,909            631,331            563,995
Issued as reinvestment of dividends ...         5,851             2,325             30,579             44,248
Redeemed ..............................      (860,927)          (51,307)          (530,033)          (441,740)
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............        60,995             8,927            131,877            166,503
                                         ============      ============      =============      =============
A SHARES:
Sold ..................................         9,219             1,162
Issued as reinvestment of dividends ...           525                63
Redeemed ..............................        (2,088)               --
                                         ------------      ------------
Net increase/(decrease) ...............         7,656             1,225
                                         ============      ============
B SHARES:
Sold ..................................         8,687                --              1,055                 --
Issued as reinvestment of dividends ...           319                --                 29                 --
Redeemed ..............................          (766)               --                 --                 --
                                         ------------      ------------      -------------      -------------
Net increase/(decrease) ...............         8,240                --              1,084                 --
                                         ============      ============      =============      =============

                                                         EQUITY FUNDS
                                         ------------------------------------------
                                                  LARGE-CAP             SMALL-CAP
                                                 AGGRESSIVE             AGGRESSIVE
                                                   GROWTH                 GROWTH
                                                    FUND                   FUND
                                         --------------------------    ------------
                                            YEAR           PERIOD         PERIOD
                                           ENDED           ENDED          ENDED
                                          12/31/01      12/31/00(1)     12/31/01(2)
                                         ----------     -----------    ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $3,348,272       $25,000       $8,278,973
Issued as reinvestment of dividends ...          --            --               --
Redeemed ..............................    (165,806)           --         (141,824)
                                         ----------       -------       ----------
Net increase/(decrease) ...............  $3,182,466       $25,000       $8,137,149
                                         ==========       =======       ==========
N SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

A SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

B SHARES:
Sold ..................................  $    4,379       $    --       $    1,018
Issued as reinvestment of dividends ...          --            --               --
Redeemed ..............................          --            --               --
                                         ----------       -------       ----------
Net increase/(decrease) ...............  $    4,379       $    --       $    1,018
                                         ==========       =======       ==========

----------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     418,003         2,500          829,527
Issued as reinvestment of dividends ...          --            --               --
Redeemed ..............................     (26,791)           --          (18,144)
                                         ----------       -------       ----------
Net increase/(decrease) ...............     391,212         2,500          811,383
                                         ==========       =======       ==========
N SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

A SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

B SHARES:
Sold ..................................         668            --              109
Issued as reinvestment of dividends ...          --            --               --
Redeemed ..............................          --            --               --
                                         ----------       -------       ----------
Net increase/(decrease) ...............         668            --              109
                                         ==========       =======       ==========

  (1) For the period 12/28/00 (commencement of operations) to 12/31/00.
  (2) For the period 01/09/01 (commencement of operations) to 12/31/01.

                       See Notes to Financial Statements.

114 & 115

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                   EQUITY FUNDS
                                         ---------------------------------------------------------------

                                                  TECHNOLOGY                         BALANCED
                                                     FUND                              FUND
                                         ----------------------------     ------------------------------
                                             YEAR           PERIOD            YEAR              YEAR
                                            ENDED            ENDED           ENDED             ENDED
                                           12/31/01       12/31/00(3)       12/31/01          12/31/00
                                         -----------     ------------     ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 4,666,088      $2,042,000      $  5,952,013      $ 56,259,319
Issued as reinvestment of dividends ...            2              --         1,681,583         1,980,957
Redeemed ..............................   (1,207,431)             --       (10,142,546)      (25,630,214)
                                         -----------      ----------      ------------      ------------
Net increase/(decrease) ...............  $ 3,458,659      $2,042,000      $ (2,508,950)     $     32,610
                                         ===========      ==========      ============      ============
N SHARES:
Sold ..................................                                   $    527,232      $     95,954
Issued as reinvestment of dividends ...                                         56,851            85,274
Redeemed ..............................                                       (360,342)         (553,497)
                                                                          ------------      ------------
Net increase/(decrease) ...............                                   $    223,741      $   (372,269)
                                                                          ============      ============
A SHARES:
Sold ..................................                                   $    175,085      $     43,733
Issued as reinvestment of dividends ...                                          6,238             5,563
Redeemed ..............................                                        (19,380)           (8,561)
                                                                          ------------      ------------
Net increase/(decrease) ...............                                   $    161,943      $     40,735
                                                                          ============      ============
B SHARES:
Sold ..................................  $       508      $       --      $         --      $         --
Issued as reinvestment of dividends ...           --              --                --                --
Redeemed ..............................           --              --                --                --
                                         -----------      ----------      ------------      ------------
Net increase/(decrease) ...............  $       508      $       --      $         --      $         --
                                         ===========      ==========      ============      ============

--------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................      568,223         209,678           454,370         4,332,603
Issued as reinvestment of dividends ...           --              --           132,118           151,297
Redeemed ..............................     (193,852)             --          (781,727)       (2,015,194)
                                         -----------      ----------      ------------      ------------
Net increase/(decrease) ...............      374,371         209,678          (195,239)        2,468,706
                                         ===========      ==========      ============      ============
N SHARES:
Sold ..................................                                         40,405             7,461
Issued as reinvestment of dividends ...                                          4,466             6,543
Redeemed ..............................                                        (27,876)          (44,479)
                                                                          ------------      ------------
Net increase/(decrease) ...............                                         16,995           (30,475)
                                                                          ============      ============
A SHARES:
Sold ..................................                                         13,795             3,343
Issued as reinvestment of dividends ...                                            493               427
Redeemed ..............................                                         (1,560)             (647)
                                                                          ------------      ------------
Net increase/(decrease) ...............                                         12,728             3,123
                                                                          ============      ============
B SHARES:
Sold ..................................           76              --                --                --
Issued as reinvestment of dividends ...           --              --                --                --
Redeemed ..............................           --              --                --                --
                                         -----------      ----------      ------------      ------------
Net increase/(decrease) ...............           76              --                --                --
                                         ===========      ==========      ============      ============

                                                                     EQUITY FUNDS
                                         -------------------------------------------------------------------
                                                                                          EMERGING
                                                  INTERNATIONAL                            MARKETS
                                                      FUND                                   FUND
                                         --------------------------------      -----------------------------
                                              YEAR               YEAR              YEAR              YEAR
                                             ENDED              ENDED             ENDED             ENDED
                                            12/31/01           12/31/00          12/31/01          12/31/00
                                         -------------      -------------      ------------      -----------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $ 282,428,432      $ 170,910,827      $ 14,549,079      $17,941,485
Issued as reinvestment of dividends ...        433,340            329,945           153,870           29,509
Redeemed ..............................   (312,670,093)      (164,391,445)       (6,676,793)      (9,845,993)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............  $ (29,808,321)     $   6,849,327      $  8,026,156      $ 8,125,001
                                         =============      =============      ============      ===========
N SHARES:
Sold ..................................  $ 265,426,182      $  45,831,185      $ 19,330,041      $ 1,665,133
Issued as reinvestment of dividends ...          3,796                 --               315               --
Redeemed ..............................   (264,040,735)       (45,916,326)      (19,515,701)      (1,593,485)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............  $   1,389,243      $     (85,141)     $   (185,345)     $    71,648
                                         =============      =============      ============      ===========
A SHARES:
Sold ..................................  $     101,932      $       1,890      $         --      $    37,057
Issued as reinvestment of dividends ...              2                 --                17               --
Redeemed ..............................       (100,321)            (4,186)           (2,059)         (23,243)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............  $       1,613      $      (2,296)     $     (2,042)     $    13,814
                                         =============      =============      ============      ===========
B SHARES:
Sold ..................................  $       1,100      $          --      $         --      $        --
Issued as reinvestment of dividends ...             --                 --                                 --
Redeemed ..............................             --                 --                                 --
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............  $       1,100      $          --      $         --      $        --
                                         =============      =============      ============      ===========

------------------------------------------------------------------------------------------------------------
SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................     23,169,477         11,778,233         2,221,775        1,994,276
Issued as reinvestment of dividends ...         37,912             23,754            23,034            4,240
Redeemed ..............................    (25,575,057)       (11,237,858)       (1,054,412)      (1,258,363)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............     (2,367,668)           564,129         1,190,397          740,153
                                         =============      =============      ============      ===========
N SHARES:
Sold ..................................     21,753,707          3,210,398         2,980,440          239,167
Issued as reinvestment of dividends ...            331                 --                47               --
Redeemed ..............................    (21,467,902)        (3,193,859)       (2,972,099)        (229,083)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............        286,136             16,539             8,388           10,084
                                         =============      =============      ============      ===========
A SHARES:
Sold ..................................          8,049                125                --            3,910
Issued as reinvestment of dividends ...             --                 --                 3               --
Redeemed ..............................         (7,980)              (300)             (304)          (3,284)
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............             69               (175)             (301)             626
                                         =============      =============      ============      ===========
B SHARES:
Sold ..................................             88                 --                --               --
Issued as reinvestment of dividends ...             --                 --                --               --
Redeemed ..............................             --                 --                --               --
                                         -------------      -------------      ------------      -----------
Net increase/(decrease) ...............             88                 --                --               --
                                         =============      =============      ============      ===========

  (3) For the period 12/27/00 (commencement of operations) to 12/31/00.

                       See Notes to Financial Statements.

116 & 117

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            NET                                                            NET
                           ASSET                            DISTRIBUTIONS                 ASSET
                           VALUE        NET       REALIZED    FROM NET                    VALUE
                         BEGINNING  INVESTMENT    LOSS ON     INVESTMENT      CAPITAL     END OF
                         OF PERIOD    INCOME    INVESTMENTS     INCOME     CONTRIBUTIONS  PERIOD
---------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                  $ 1.00      $0.040      $    --      $(0.040)       $   --      $1.00
12/31/00                    1.00       0.061           --       (0.061)           --       1.00
12/31/99                    1.00       0.049           --       (0.049)           --       1.00
12/31/98                    1.00       0.053           --       (0.053)           --       1.00
12/31/97                    1.00       0.053           --       (0.053)           --       1.00

N SHARES
12/31/01                  $ 1.00      $0.036      $    --      $(0.036)       $   --      $1.00
12/31/00                    1.00       0.057           --       (0.057)           --       1.00
12/31/99                    1.00       0.046           --       (0.046)           --       1.00
12/31/98                    1.00       0.050           --       (0.050)           --       1.00
12/31/97                    1.00       0.050           --       (0.050)           --       1.00

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/01                  $ 1.00      $0.041      $    --      $(0.041)       $   --      $1.00
12/31/00                    1.00       0.063           --       (0.063)           --       1.00
12/31/99                    1.00       0.052           --       (0.052)           --       1.00
12/31/98                    1.00       0.055           --       (0.055)           --       1.00
12/31/97                    1.00       0.055       (0.001)      (0.055)        0.001       1.00

N SHARES
12/31/01                  $ 1.00      $0.038      $    --      $(0.038)       $   --      $1.00
12/31/00                    1.00       0.059           --       (0.059)           --       1.00
12/31/99                    1.00       0.048           --       (0.048)           --       1.00
12/31/98                    1.00       0.051           --       (0.051)           --       1.00
12/31/97                    1.00       0.052       (0.001)      (0.052)        0.001       1.00

B SHARES
06/29/01(3) to 12/31/01   $ 1.00      $0.004      $    --      $(0.004)       $   --      $1.00

EXCHANGE SHARES
07/12/01(3) to 12/31/01   $ 1.00      $0.014      $    --      $(0.014)       $   --      $1.00

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                  $ 1.00      $0.027      $    --      $(0.027)       $   --      $1.00
12/31/00                    1.00       0.039           --       (0.039)           --       1.00
12/31/99                    1.00       0.030           --       (0.030)           --       1.00
12/31/98                    1.00       0.033           --       (0.033)           --       1.00
12/31/97                    1.00       0.034           --       (0.034)           --       1.00

N SHARES
12/31/01                  $ 1.00      $0.023      $    --      $(0.023)       $   --      $1.00
12/31/00                    1.00       0.035           --       (0.035)           --       1.00
12/31/99                    1.00       0.027           --       (0.027)           --       1.00
12/31/98                    1.00       0.030           --       (0.030)           --       1.00
12/31/97                    1.00       0.031           --       (0.031)           --       1.00

                                        NET                        RATIO OF EXPENSES
                                      ASSETS        RATIO OF          TO AVERAGE         RATIO OF NET
                                      END OF       EXPENSES TO        NET ASSETS       INVESTMENT INCOME
                         TOTAL        PERIOD       AVERAGE NET        (EXCLUDING        TO AVERAGE NET
                         RETURN        (000)         ASSETS            WAIVERS)             ASSETS
------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                  4.04%     $  249,444        0.20%              0.25%               4.01%
12/31/00                  6.24         314,497        0.20               0.25                6.11
12/31/99                  5.04         210,521        0.20               0.24                4.93
12/31/98                  5.43         162,285        0.19               0.24                5.27
12/31/97                  5.48          63,970        0.23               0.28                5.36

N SHARES
12/31/01                  3.68%     $  282,782        0.55%              0.60%               3.62%
12/31/00                  5.87         333,934        0.55               0.60                5.72
12/31/99                  4.67         289,651        0.55               0.59                4.58
12/31/98                  5.08         248,595        0.54               0.59                4.96
12/31/97                  5.17         247,594        0.53               0.63                5.05

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/01                  4.21%     $2,237,567        0.19%              0.23%               4.16%
12/31/00                  6.46       2,066,227        0.18               0.23                6.26
12/31/99                  5.29       2,084,723        0.19               0.24                5.20
12/31/98                  5.61       1,391,856        0.19               0.24                5.46
12/31/97                  5.66       1,028,091        0.21               0.26                5.54

N SHARES
12/31/01                  3.85%     $1,542,392        0.54%              0.58%               3.81%
12/31/00                  6.09       1,293,794        0.53               0.58                5.91
12/31/99                  4.92       1,053,228        0.54               0.59                4.85
12/31/98                  5.25         877,527        0.53               0.59                5.12
12/31/97                  5.35         677,804        0.51               0.61                5.23

B SHARES
06/29/01(3) to 12/31/01    N/A%(6)  $        0        1.19%(1)           1.23%(1)            2.84%(1)

EXCHANGE SHARES
07/12/01(3) to 12/31/01   1.41%(2)  $  343,617        0.24%(1)           0.28%(1)            2.69%(1)

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                  2.70%     $  788,162        0.23%              0.23%               2.62%
12/31/00                  3.94         830,879        0.24               0.24                3.88
12/31/99                  3.07         515,987        0.23               0.23                3.01
12/31/98                  3.35         606,754        0.23               0.23                3.30
12/31/97                  3.47         497,986        0.25               0.26                3.41

N SHARES
12/31/01                  2.34%     $  230,533        0.58%              0.58%               2.35%
12/31/00                  3.58         237,521        0.58               0.59                3.54
12/31/99                  2.75         240,132        0.55               0.58                2.71
12/31/98                  3.02         204,114        0.55               0.58                2.99
12/31/97                  3.17         223,071        0.54               0.61                3.13

                       See Notes to Financial Statements.

118 & 119

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                              $10.12       $0.592      $ 0.190        $(0.592)        $(0.015)      $10.31
12/31/00                                9.77        0.628        0.350         (0.628)             --        10.12
12/31/99                               10.30        0.595       (0.515)        (0.595)         (0.015)        9.77
12/31/98                               10.21        0.603        0.096         (0.603)         (0.006)       10.30
12/31/97                               10.14        0.633        0.070         (0.633)             --        10.21

N SHARES
12/31/01                              $10.12       $0.566      $ 0.190        $(0.566)        $    --       $10.31
12/31/00                                9.77        0.603        0.350         (0.603)             --        10.12
12/31/99                               10.30        0.570       (0.515)        (0.570)         (0.015)        9.77
12/31/98                               10.21        0.577        0.096         (0.577)         (0.006)       10.30
12/31/97                               10.14        0.608        0.070         (0.608)             --        10.21

A SHARES
12/31/01                              $10.12       $0.566      $ 0.190        $(0.566)        $    --       $10.31
12/31/00                                9.77        0.603        0.350         (0.603)             --        10.12
07/22/99(3) to 12/31/99                10.02        0.258       (0.250)        (0.258)             --         9.77

B SHARES
09/18/01(3) to 12/31/01               $10.50       $0.130      $(0.190)       $(0.130)        $    --       $10.31

---------
BOND FUND
---------

INSTITUTIONAL SHARES
12/31/01                              $10.06       $0.631      $ 0.190        $(0.631)        $    --       $10.25
12/31/00                                9.49        0.623        0.570         (0.623)             --        10.06
12/31/99                               10.20        0.611       (0.702)        (0.611)         (0.008)        9.49
12/31/98                               10.20        0.604        0.103         (0.604)         (0.103)       10.20
12/31/97                               10.07        0.628        0.284         (0.628)         (0.154)       10.20

N SHARES
12/31/01                              $10.06       $0.605      $ 0.190        $(0.605)        $    --       $10.25
12/31/00                                9.49        0.599        0.570         (0.599)             --        10.06
12/31/99                               10.20        0.586       (0.702)        (0.586)         (0.008)        9.49
12/31/98                               10.20        0.579        0.103         (0.579)         (0.103)       10.20
12/31/97                               10.07        0.603        0.284         (0.603)         (0.154)       10.20

A SHARES
12/31/01                              $10.06       $0.605      $ 0.190        $(0.605)        $    --       $10.25
12/31/00                                9.49        0.599        0.570         (0.599)             --        10.06
02/18/99(3) to 12/31/99                10.11        0.503       (0.612)        (0.503)         (0.008)        9.49

B SHARES
08/20/01(3) to 12/31/01               $10.36       $0.192      $(0.110)       $(0.192)        $    --       $10.25

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/01                              $16.55       $1.005       $0.240        $(1.005)        $    --       $16.79
12/31/00                               15.56        0.986        0.990         (0.986)             --        16.55
12/31/99                               16.61        0.916       (1.050)        (0.916)             --        15.56
12/31/98                               16.54        0.967        0.231         (0.967)         (0.161)       16.61
03/24/97(3) to 12/31/97                16.12        0.793        0.461         (0.793)         (0.041)       16.54

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------

INSTITUTIONAL SHARES
12/31/01                                7.86%          $230,499        0.60%            0.96%              5.73%           56.36%
12/31/00                               10.40            227,766        0.60             0.93               6.39            77.42
12/31/99                                0.81            297,977        0.60             0.92               5.93            72.86
12/31/98                                7.01            337,015        0.60             0.90               5.85            66.06
12/31/97                                7.15            288,886        0.60             0.89               6.24            98.08

N SHARES
12/31/01                                7.60%          $  6,419        0.85%            1.21%              5.48%           56.36%
12/31/00                               10.13              3,842        0.85             1.18               6.14            77.42
12/31/99                                0.56              7,525        0.85             1.17               5.68            72.86
12/31/98                                6.75              4,658        0.85             1.15               5.60            66.06
12/31/97                                6.89              5,922        0.85             1.14               5.99            98.08

A SHARES
12/31/01                                7.60%(4)       $    960        0.85%            1.21%              5.37%           56.36%
12/31/00                               10.13(4)             178        0.85             1.18               6.14            77.42
07/22/99(3) to 12/31/99                 0.09(2)(4)          140        0.85(1)          1.17(1)            5.68(1)         72.86

B SHARES
09/18/01(3) to 12/31/01                (0.59)%(2)(5)   $     26        1.55%(1)         1.91%(1)           4.12%(1)        56.36%

---------
BOND FUND
---------

INSTITUTIONAL SHARES
12/31/01                                8.32%          $218,944        0.60%            0.92%              6.15%           84.37%
12/31/00                               13.06            210,902        0.60             0.93               6.48            94.61
12/31/99                               (0.91)           157,587        0.60             0.90               6.20            92.79
12/31/98                                7.12            183,831        0.60             0.88               5.89            64.93
12/31/97                                9.41            140,447        0.60             0.89               6.25           138.30

N SHARES
12/31/01                                8.05%          $  6,165        0.85%            1.17%              5.90%           84.37%
12/31/00                               12.78              3,965        0.85             1.18               6.23            94.61
12/31/99                               (1.16)             4,455        0.85             1.15               5.95            92.79
12/31/98                                6.86              2,566        0.85             1.13               5.64            64.93
12/31/97                                9.14                936        0.85             1.14               6.00           138.30

A SHARES
12/31/01                                8.05%(4)       $    235        0.85%            1.17%              5.80%           84.37%
12/31/00                               12.78(4)              32        0.85             1.18               6.23            94.61
02/18/99(3) to 12/31/99                (1.09)(2)(4)          26        0.85(1)          1.15(1)            5.95(1)         92.79

B SHARES
08/20/01(3) to 12/31/01                0.78%(2)(5)     $    205        1.60%(1)         1.92%(1)           4.94%(1)        84.37%

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/01                                7.74%          $ 61,383        0.50%            1.08%              5.98%           52.17%
12/31/00                               13.18             62,969        0.50             0.99               6.22            26.42
12/31/99                               (0.80)            94,360        0.50             0.93               5.72            76.50
12/31/98                                7.45            103,162        0.50             0.91               5.82            99.63
03/24/97(3) to 12/31/97                 7.96(2)          99,359        0.50(1)          0.91(1)            6.31(1)         84.89(1)

                       See Notes to Financial Statements.

120 & 121

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------

N SHARES
12/31/01                              $16.55       $0.963      $ 0.240        $(0.963)        $    --       $16.79
12/31/00                               15.56        0.947        0.990         (0.947)             --        16.55
12/31/99                               16.61        0.876       (1.050)        (0.876)             --        15.56
12/31/98                               16.54        0.925        0.231         (0.925)         (0.161)       16.61
04/16/97(3) to 12/31/97                16.06        0.702        0.521         (0.702)         (0.041)       16.54

A SHARES
12/31/01                              $16.55       $0.963      $ 0.240        $(0.963)        $    --       $16.79
12/31/00                               15.56        0.947        0.990         (0.947)             --        16.55
02/12/99(3) to 12/31/99                16.44        0.761       (0.880)        (0.761)             --        15.56

B SHARES
05/31/01(3) to 12/31/01               $16.53       $0.479      $ 0.260        $(0.479)        $    --       $16.79

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/01                              $10.82       $0.506      $ 0.090        $(0.506)        $    --       $10.91
12/31/00                               10.22        0.513        0.600         (0.513)             --        10.82
12/31/99                               10.70        0.423       (0.467)        (0.423)         (0.013)       10.22
12/31/98                               10.75        0.417        0.103         (0.417)         (0.153)       10.70
12/31/97                               10.58        0.442        0.220         (0.442)         (0.050)       10.75

N SHARES
12/31/01                              $10.82       $0.478      $ 0.090        $(0.478)        $    --       $10.91
12/31/00                               10.22        0.487        0.600         (0.487)             --        10.82
12/31/99                               10.70        0.396       (0.467)        (0.396)         (0.013)       10.22
12/31/98                               10.75        0.390        0.103         (0.390)         (0.153)       10.70
12/31/97                               10.58        0.327        0.220         (0.327)         (0.050)       10.75

A SHARES
01/17/01(3) to 12/31/01               $10.95       $0.456      $(0.040)       $(0.456)        $    --       $10.91

B SHARES
11/21/01(3) to 12/31/01               $11.11       $0.042      $(0.200)       $(0.042)        $    --       $10.91

--------------------
TAX-EXEMPT BOND FUND
--------------------

INSTITUTIONAL SHARES
12/31/01                              $10.45       $0.528      $ 0.090        $(0.528)        $    --       $10.54
12/31/00                                9.63        0.525        0.820         (0.525)             --        10.45
12/31/99                               10.39        0.449       (0.760)        (0.449)             --         9.63
12/31/98                               10.52        0.444        0.059         (0.444)         (0.189)       10.39
12/31/97                               10.25        0.461        0.391         (0.461)         (0.121)       10.52

N SHARES
12/31/01                              $10.45       $0.502      $ 0.090        $(0.502)        $    --       $10.54
12/31/00                                9.63        0.500        0.820         (0.500)             --        10.45
12/31/99                               10.39        0.424       (0.760)        (0.424)             --         9.63
12/31/98                               10.52        0.418        0.059         (0.418)         (0.189)       10.39
12/31/97                               10.25        0.435        0.391         (0.435)         (0.121)       10.52

A SHARES
01/31/01(3) to 12/31/01               $10.44       $0.457      $ 0.100        $(0.457)        $    --       $10.54

B SHARES
06/21/01(3) to 12/31/01               $10.52       $0.215      $ 0.020        $(0.215)        $    --       $10.54

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------

N SHARES
12/31/01                                7.47%          $  5,577        0.75%            1.33%              5.73%           52.17%
12/31/00                               12.90              5,530        0.75             1.24               5.97            26.42
12/31/99                               (1.05)             4,870        0.75             1.18               5.47            76.50
12/31/98                                7.18              2,126        0.75             1.16               5.57            99.63
04/16/97(3) to 12/31/97                 7.76(2)             716        0.75(1)          1.16(1)            6.06(1)         84.89(1)

A SHARES
12/31/01                                7.47%(4)       $    552        0.75%            1.33%              5.68%           52.17%
12/31/00                               12.90(4)              49        0.75             1.24               5.97            26.42
02/12/99(3) to 12/31/99                (0.72)(2)(4)         232        0.75(1)          1.18(1)            5.47(1)         76.50

B SHARES
05/31/01(3) to 12/31/01                 4.54%(2)(5)    $    205        1.50%(1)         2.14%(1)           4.82%(1)        52.17%

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/01                                5.58%          $218,956        0.25%            0.86%              4.60%          100.00%
12/31/00                               11.21            196,980        0.23             0.83               4.95           200.55
12/31/99                               (0.43)           177,813        0.69             0.82               4.03           191.27
12/31/98                                4.94            226,087        0.80             0.80               3.87            90.92
12/31/97                                6.41            193,009        0.79             0.79               4.16            48.72

N SHARES
12/31/01                                5.32%          $  7,573        0.50%            1.11%              4.24%          100.00%
12/31/00                               10.94                659        0.48             1.08               4.63           200.55
12/31/99                               (0.68)             2,743        0.94             1.07               3.78           191.27
12/31/98                                4.67                900        1.05             1.05               3.62            90.92
12/31/97                                6.14                644        1.04             1.04               3.91            48.72

A SHARES
01/17/01(3) to 12/31/01                 3.85%(2)(4)    $    131        0.50%(1)         1.11%(1)           4.19%(1)       100.00%

B SHARES
11/21/01(3) to 12/31/01                (1.42)%(2)(5)   $      2        1.25%(1)         1.86%(1)           3.60%(1)       100.00%

--------------------
TAX-EXEMPT BOND FUND
--------------------

INSTITUTIONAL SHARES
12/31/01                                6.02%          $105,448        0.27%            0.91%              4.99%          168.31%
12/31/00                               14.41            110,321        0.25             0.85               5.31           164.85
12/31/99                               (3.07)           126,027        0.70             0.83               4.44           225.82
12/31/98                                4.88            169,060        0.79             0.80               4.22            87.61
12/31/97                                8.55            179,871        0.80             0.80               4.47            61.52

N SHARES
12/31/01                                5.76%          $  1,522        0.52%            1.16%              4.74%          168.31%
12/31/00                               14.13              1,117        0.50             1.10               5.10           164.85
12/31/99                               (3.31)             1,109        0.95             1.08               4.19           225.82
12/31/98                                4.62                909        1.04             1.05               3.97            87.61
12/31/97                                8.28                644        1.05             1.05               4.22            61.52

A SHARES
01/31/01(3) to 12/31/01                 5.40%(2)(4)    $    796        0.52%(1)         1.16%(1)           4.60%(1)       168.31%

B SHARES
06/21/01(3) to 12/31/01                 2.22%(2)(5)    $    133        2.30%(1)         3.41%(1)           6.62%(1)       168.31%

                       See Notes to Financial Statements.

122 & 123

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------

INSTITUTIONAL SHARES
12/31/01                              $24.27       $ 0.756     $(4.466)       $(0.756)        $(0.334)      $19.47
12/31/00                               30.55         0.923      (2.851)        (0.922)         (3.430)       24.27
12/31/99                               24.14         0.983       6.544         (0.978)         (0.139)       30.55
12/31/98                               28.52         1.130      (1.647)        (1.141)         (2.722)       24.14
03/24/97(3) to 12/31/97                29.15         0.914       3.120         (0.897)         (3.767)       28.52

N SHARES
12/31/01                              $24.27       $ 0.707     $(4.466)       $(0.707)        $(0.334)      $19.47
12/31/00                               30.54         0.844      (2.841)        (0.843)         (3.430)       24.27
12/31/99                               24.14         0.902       6.559         (0.922)         (0.139)       30.54
12/31/98                               28.52         1.106      (1.691)        (1.073)         (2.722)       24.14
03/26/97(3) to 12/31/97                29.30         0.690       3.122         (0.825)         (3.767)       28.52

A SHARES
12/31/01                              $24.26       $ 0.706     $(4.466)       $(0.706)        $(0.334)      $19.46
01/13/00(3) to 12/31/00                29.42         0.857      (1.731)        (0.856)         (3.430)       24.26

-----------
EQUITY FUND
-----------

INSTITUTIONAL SHARES
12/31/01                              $12.55       $ 0.062     $(0.426)       $(0.062)        $(0.694)      $11.43
12/31/00                               14.63         0.049       1.113         (0.047)         (3.195)       12.55
12/31/99                               17.03         0.049      (0.339)        (0.050)         (2.060)       14.63
12/31/98                               17.59         0.116       2.224         (0.114)         (2.786)       17.03
12/31/97                               15.53         0.234       5.190         (0.235)         (3.129)       17.59

N SHARES
12/31/01                              $12.55       $ 0.010     $(0.416)       $(0.010)        $(0.694)      $11.44
12/31/00                               14.63         0.007       1.113         (0.005)         (3.195)       12.55
12/31/99                               17.02         0.005      (0.323)        (0.012)         (2.060)       14.63
12/31/98                               17.59         0.066       2.213         (0.063)         (2.786)       17.02
12/31/97                               15.53         0.174       5.190         (0.175)         (3.129)       17.59

A SHARES
12/31/01                              $12.55       $ 0.011     $(0.406)       $(0.011)        $(0.694)      $11.45
12/31/00                               14.63         0.007       1.114         (0.006)         (3.195)       12.55
02/12/99(3) to 12/31/99                16.97        (0.002)     (0.275)        (0.003)         (2.060)       14.63

B SHARES
08/01/01(3) to 12/31/01               $11.97       $(0.020)    $(0.540)       $    --         $    --       $11.41

------------------
EQUITY INCOME FUND
------------------

INSTITUTIONAL SHARES
12/31/01                              $19.17       $ 0.192     $(2.710)       $(0.192)        $    --       $16.46
12/31/00                               20.40         0.201      (0.883)        (0.198)         (0.350)       19.17
12/31/99                               19.27         0.168       1.713         (0.173)         (0.578)       20.40
12/31/98                               16.32         0.218       3.492         (0.216)         (0.544)       19.27
12/31/97                               13.73         0.272       4.050         (0.268)         (1.464)       16.32

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------

INSTITUTIONAL SHARES
12/31/01                              (15.35)%         $ 31,427        0.92%            1.17%              3.52%          33.53%
12/31/00                               (6.48)            45,557        0.92             1.09               3.02           52.40
12/31/99                               32.07             52,100        0.92             1.01               3.73           20.14
12/31/98                               (1.80)            49,396        0.92             1.01               4.05           48.73
03/24/97(3) to 12/31/97                14.24(2)          59,384        0.92(1)          0.96(1)            3.76(1)        93.24(1)

N SHARES
12/31/01                              (15.56)%         $    313        1.17%            1.42%              3.27%          33.53%
12/31/00                               (6.69)               260        1.17             1.34               2.77           52.40
12/31/99                               31.75                375        1.17             1.26               3.48           20.14
12/31/98                               (2.04)               409        1.17             1.26               3.80           48.73
03/26/97(3) to 12/31/97                13.39(2)              85        1.17(1)          1.21(1)            3.51(1)        93.24(1)

A SHARES
12/31/01                              (15.57)%(4)      $    147        1.17%            1.52%              3.15%          33.53%
01/13/00(3) to 12/31/00                (3.14)(2)(4)          18        1.17(1)          1.34(1)            2.95(1)        52.40

-----------
EQUITY FUND
-----------

INSTITUTIONAL SHARES
12/31/01                               (3.00)%         $313,186        0.94%            0.95%              0.51%          77.79%
12/31/00                                8.48            346,111        0.93             0.93               0.31           68.09
12/31/99                               (1.57)           579,754        0.90             0.91               0.29           65.13
12/31/98                               13.80            841,119        0.89             0.89               0.64           76.92
12/31/97                               35.89            845,829        0.88             0.88               1.33           81.48

N SHARES
12/31/01                               (3.36)%         $ 16,193        1.19%            1.20%              0.26%          77.79%
12/31/00                                8.18             16,025        1.18             1.18               0.06           68.09
12/31/99                               (1.74)            19,685        1.15             1.16               0.04           65.13
12/31/98                               13.42             29,050        1.14             1.14               0.39           76.92
12/31/97                               35.45             17,859        1.13             1.13               1.08           81.48

A SHARES
12/31/01                              (3.27)%(4)       $    161        1.19%            1.20%              0.26%          77.79%
12/31/00                                8.17(4)             161        1.18             1.18               0.06           68.09
02/12/99(3) to 12/31/99                (1.50)(2)(4)         161        1.23(1)          1.24(1)           (0.04)(1)       65.13

B SHARES
08/01/01(3) to 12/31/01               (4.68)%(2)(5)    $     20        1.94%(1)         1.95%(1)          (0.45)%(1)      77.79%

------------------
EQUITY INCOME FUND
------------------

INSTITUTIONAL SHARES
12/31/01                              (13.12)%         $ 58,518        0.93%            1.09%              1.10%          33.53%
12/31/00                               (3.33)            64,739        0.93             1.02               1.01           20.90
12/31/99                                9.87             79,458        0.93             0.99               0.86           18.57
12/31/98                               22.97             62,204        0.93             0.96               1.26           21.60
12/31/97                               31.90             40,424        0.93             0.96               1.69           29.87

                       See Notes to Financial Statements.

124 & 125

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
------------------------------
EQUITY INCOME FUND (CONTINUED)
------------------------------

N SHARES
12/31/01                              $19.17       $ 0.148     $(2.710)       $(0.148)        $    --       $16.46
12/31/00                               20.40         0.151      (0.882)        (0.149)         (0.350)       19.17
12/31/99                               19.26         0.105       1.741         (0.128)         (0.578)       20.40
12/31/98                               16.31         0.171       3.490         (0.167)         (0.544)       19.26
12/31/97                               13.72         0.237       4.037         (0.220)         (1.464)       16.31

A SHARES
12/31/01                              $19.17       $ 0.147     $(2.710)       $(0.147)        $    --       $16.46
12/31/00                               20.40         0.152      (0.882)        (0.150)         (0.350)       19.17
02/10/99(3) to 12/31/99                19.26         0.098       1.744         (0.124)         (0.578)       20.40

B SHARES
06/25/01(3) to 12/31/01               $18.24       $ 0.088     $(1.810)       $(0.088)        $    --       $16.43

----------------
CORE EQUITY FUND
----------------

INSTITUTIONAL SHARES
12/31/01                              $24.84       $ 0.031     $(3.031)       $(0.025)        $(0.855)      $20.96
12/31/00                               29.14        (1.903)     (0.310)            --          (2.087)       24.84
12/31/99                               26.25        (0.042)      4.319             --          (1.387)       29.14
12/31/98                               22.67         0.012       5.583         (0.009)         (2.006)       26.25
12/31/97                               18.69         0.048       6.026         (0.048)         (2.046)       22.67

N SHARES
12/31/01                              $24.62       $(0.024)    $(3.011)       $    --         $(0.855)      $20.73
12/31/00                               28.97        (1.903)     (0.360)            --          (2.087)       24.62
12/31/99                               26.18        (0.119)      4.296             --          (1.387)       28.97
12/31/98                               22.67        (0.030)      5.546             --          (2.006)       26.18
12/31/97                               18.69         0.004       6.026         (0.004)         (2.046)       22.67

A SHARES
12/31/01                              $24.61       $(0.025)    $(3.000)       $    --         $(0.855)      $20.73
12/31/00                               28.96        (1.903)     (0.360)            --          (2.087)       24.61
02/05/99(3) to 12/31/99                27.00        (0.073)      3.420             --          (1.387)       28.96

B SHARES
05/31/01(3) to 12/31/01               $23.62       $(0.102)    $(2.003)       $    --         $(0.855)      $20.66

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------

INSTITUTIONAL SHARES
12/31/01                              $19.88       $(0.119)    $(1.792)       $    --         $(0.269)      $17.70
12/31/00                               24.17        (0.145)      1.528             --          (5.673)       19.88
12/31/99                               17.85        (0.039)      7.124             --          (0.765)       24.17
12/31/98                               17.71        (0.047)      0.258             --          (0.071)       17.85
12/31/97                               15.52         0.007       3.865         (0.012)         (1.670)       17.71

N SHARES
12/31/01                              $19.62       $(0.161)    $(1.750)       $    --         $(0.269)      $17.44
12/31/00                               23.99        (0.145)      1.448             --          (5.673)       19.62
12/31/99                               17.77        (0.057)      7.042             --          (0.765)       23.99
12/31/98                               17.66        (0.060)      0.241             --          (0.071)       17.77
12/31/97                               15.51        (0.003)      3.823             --          (1.670)       17.66

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------
EQUITY INCOME FUND (CONTINUED)
------------------------------

N SHARES
12/31/01                              (13.36)%         $  3,916        1.18%            1.34%              0.85%          33.53%
12/31/00                               (3.57)             5,277        1.18             1.27               0.76           20.90
12/31/99                                9.68              5,117        1.18             1.24               0.61           18.57
12/31/98                               22.66              3,728        1.18             1.21               1.01           21.60
12/31/97                               31.53              1,241        1.18             1.21               1.44           29.87

A SHARES
12/31/01                              (13.36)%(4)      $    327        1.18%            1.34%              0.85%          33.53%
12/31/00                               (3.56)(4)            542        1.18             1.27               0.76           20.90
02/10/99(3) to 12/31/99                 9.66(2)(4)          437        1.24(1)          1.30(1)            0.55(1)        18.57

B SHARES
06/25/01(3) to 12/31/01                (9.44)%(2)(5)   $     87        1.93%(1)         2.23%(1)           0.13%(1)       33.53%

----------------
CORE EQUITY FUND
----------------

INSTITUTIONAL SHARES
12/31/01                              (12.31)%         $150,175        1.10%            1.21%              0.14%          41.63%
12/31/00                               (7.67)           166,310        1.10             1.16              (0.22)          43.74
12/31/99                               16.56            182,283        1.10             1.14              (0.16)          35.11
12/31/98                               25.03            144,759        1.10             1.11               0.05           34.96
12/31/97                               32.81            109,140        1.10             1.11               0.22           37.02

N SHARES
12/31/01                              (12.56)%         $  5,611        1.35%            1.46%             (0.11)%         41.63%
12/31/00                               (7.89)             6,313        1.35             1.41              (0.47)          43.74
12/31/99                               16.22              7,800        1.35             1.39              (0.41)          35.11
12/31/98                               24.68              7,661        1.35             1.36              (0.20)          34.96
12/31/97                               32.54              2,766        1.35             1.36              (0.03)          37.02

A SHARES
12/31/01                              (12.53)%(4)      $    649        1.35%            1.46%             (0.11)%         41.63%
12/31/00                               (7.90)(4)            758        1.35             1.41              (0.47)          43.74
02/05/99(3) to 12/31/99                12.65(2)(4)          710        1.42(1)          1.46(1)           (0.48)(1)       35.11

B SHARES
05/31/01(3) to 12/31/01                (9.17)%(2)(5)   $     13        2.10%(1)         2.21%(1)          (0.86)%(1)      41.63%

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------

INSTITUTIONAL SHARES
12/31/01                               (9.65)%         $411,368        1.20%            1.25%             (0.67)%         85.04%
12/31/00                                6.75            465,215        1.20             1.22              (0.70)          86.88
12/31/99                               40.14            432,071        1.20             1.21              (0.50)          59.99
12/31/98                                1.16            296,719        1.20             1.21              (0.28)          51.49
12/31/97                               25.47            274,353        1.20             1.21               0.03           39.63

N SHARES
12/31/01                               (9.83)%         $  8,301        1.45%            1.50%             (0.92)%         85.04%
12/31/00                                6.51              8,995        1.45             1.47              (0.95)          86.88
12/31/99                               39.75              6,397        1.45             1.46              (0.75)          59.99
12/31/98                                0.99              5,032        1.45             1.46              (0.53)          51.49
12/31/97                               25.14              2,485        1.45             1.46              (0.22)          39.63

                       See Notes to Financial Statements.

126 & 127

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
--------------------------------------
SMALL-CAP OPPORTUNITY FUND (CONTINUED)
--------------------------------------

A SHARES
12/31/01                              $19.62       $(0.154)    $(1.767)       $    --         $(0.269)      $17.43
12/31/00                               23.99        (0.145)      1.448             --          (5.673)       19.62
03/05/99(3) to 12/31/99                16.67        (0.092)      8.177             --          (0.765)       23.99

B SHARES
06/25/01(3) to 12/31/01               $18.32       $(0.138)    $(0.543)       $    --         $(0.269)      $17.37

--------------------
SMALL-CAP VALUE FUND
--------------------

INSTITUTIONAL SHARES
12/31/01                              $37.35       $ 0.117     $ 1.931        $(0.117)        $(2.401)      $36.88
12/31/00                               30.29         0.031       9.854         (0.030)         (2.795)       37.35
12/31/99                               30.69         0.124       0.015         (0.122)         (0.417)       30.29
12/31/98                               33.02         0.132      (1.312)        (0.139)         (1.011)       30.69
03/24/97(3) to 12/31/97                28.29         0.146       7.467         (0.139)         (2.744)       33.02

N SHARES
12/31/01                              $37.28       $ 0.037     $ 1.931        $(0.037)        $(2.401)      $36.81
12/31/00                               30.28         0.001       9.794             --          (2.795)       37.28
12/31/99                               30.69         0.031       0.029         (0.053)         (0.417)       30.28
12/31/98                               33.02         0.093      (1.342)        (0.070)         (1.011)       30.69
07/10/97(3) to 12/31/97                32.31         0.028       3.462         (0.036)         (2.744)       33.02

A SHARES
12/31/01                              $37.28       $ 0.049     $ 1.901        $(0.049)        $(2.401)      $36.78
12/31/00                               30.28         0.001       9.794             --          (2.795)       37.28
08/18/99(3) to 12/31/99                29.09         0.008       1.368         (0.051)         (0.135)       30.28

B SHARES
05/31/01(3) to 12/31/01               $40.77       $(0.087)    $(1.592)       $    --         $(2.401)      $36.69

----------
INDEX FUND
----------

INSTITUTIONAL SHARES
12/31/01                              $28.39       $ 0.241     $(3.742)       $(0.242)        $(0.737)      $23.91
12/31/00                               33.21         0.274      (3.337)        (0.270)         (1.487)       28.39
12/31/99                               28.35         0.307       5.420         (0.305)         (0.562)       33.21
12/31/98                               23.51         0.304       6.247         (0.303)         (1.408)       28.35
12/31/97                               18.48         0.278       5.742         (0.281)         (0.709)       23.51

N SHARES
12/31/01                              $28.39       $ 0.177     $(3.752)       $(0.178)        $(0.737)      $23.90
12/31/00                               33.21         0.191      (3.333)        (0.191)         (1.487)       28.39
12/31/99                               28.35         0.249       5.413         (0.240)         (0.562)       33.21
12/31/98                               23.51         0.236       6.244         (0.232)         (1.408)       28.35
12/31/97                               18.48         0.247       5.725         (0.233)         (0.709)       23.51

B SHARES
08/22/01(3) to 12/31/01               $24.77       $ 0.038     $(0.238)       $(0.041)        $(0.629)      $23.90

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------
SMALL-CAP OPPORTUNITY FUND (CONTINUED)
--------------------------------------

A SHARES
12/31/01                               (9.83)%(4)      $    246        1.45%            1.50%             (0.92)%         85.04%
12/31/00                                6.46(4)              50        1.45             1.47              (0.95)          86.88
03/05/99(3) to 12/31/99                48.98(2)(4)           28        1.49(1)          1.50(1)           (0.79)(1)       59.99

B SHARES
06/25/01(3) to 12/31/01                (3.77)%(2)(5)   $     41        2.20%(1)         2.25%(1)          (1.67)%(1)      85.04%

--------------------
SMALL-CAP VALUE FUND
--------------------

INSTITUTIONAL SHARES
12/31/01                                5.57%          $248,031        0.99%            1.08%              0.36%          80.85%
12/31/00                               34.45            149,791        0.99             1.08               0.10           80.97
12/31/99                                0.49            115,544        0.99             1.04               0.37           70.84
12/31/98                               (3.93)           143,525        0.99             1.05               0.56           76.44
03/24/97(3) to 12/31/97                27.11(2)          99,816        0.99(1)          1.06(1)            0.63(1)        91.66(1)

N SHARES
12/31/01                                5.36%          $  3,477        1.24%            1.33%              0.11%          80.85%
12/31/00                               34.15              1,247        1.24             1.33              (0.15)          80.97
12/31/99                                0.22                743        1.24             1.29               0.12           70.84
12/31/98                               (4.15)               641        1.24             1.30               0.31           76.44
07/10/97(3) to 12/31/97                10.95(2)             292        1.24(1)          1.31(1)            0.38(1)        91.66(1)

A SHARES
12/31/01                                5.31%(4)       $    341        1.24%            1.33%              0.11%          80.85%
12/31/00                               34.15(4)              61        1.24             1.33              (0.15)          80.97
08/18/99(3) to 12/31/99                 4.77(2)(4)           12        1.24(1)          1.29(1)            0.12(1)        70.84

B SHARES
05/31/01(3) to 12/31/01                (4.06)%(2)(5)   $    302        1.99%(1)         2.08%(1)          (0.64)%(1)      80.85%

----------
INDEX FUND
----------

INSTITUTIONAL SHARES
12/31/01                              (12.30)%         $432,923        0.45%            0.50%              0.93%           4.26%
12/31/00                               (9.33)           532,044        0.45             0.47               0.85            8.39
12/31/99                               20.40            549,696        0.45             0.46               1.04            2.17
12/31/98                               28.22            362,568        0.45             0.46               1.16            5.59
12/31/97                               32.78            292,196        0.45             0.47               1.39            7.10

N SHARES
12/31/01                              (12.57)%         $ 24,449        0.70%            0.75%              0.68%           4.26%
12/31/00                               (9.55)            25,291        0.70             0.72               0.60            8.39
12/31/99                               20.14             24,056        0.70             0.71               0.79            2.17
12/31/98                               27.88             13,727        0.70             0.71               0.91            5.59
12/31/97                               32.51              6,942        0.70             0.72               1.14            7.10

B SHARES
08/22/01(3) to 12/31/01                (0.75)%(2)(5)   $     26        1.45%(1)         1.50%(1)           0.04%(1)        4.26%

                       See Notes to Financial Statements.

128 & 129

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
12/31/01                              $ 9.73       $(0.013)    $(3.597)       $    --         $    --       $ 6.12
12/28/00(3) to 12/31/00                10.00        (0.001)     (0.269)            --              --         9.73

B SHARES
07/26/01(3) to 12/31/01               $ 6.55       $(0.033)    $(0.427)       $    --         $    --       $ 6.09

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
01/09/01(3) to 12/31/01               $10.00       $(0.014)    $(0.306)       $    --         $    --       $ 9.68

B SHARES
12/20/01(3) to 12/31/01               $ 9.36       $(0.009)    $ 0.329        $    --         $    --       $ 9.68

---------------
TECHNOLOGY FUND
---------------

INSTITUTIONAL SHARES
12/31/01                              $ 9.72       $(0.037)    $(3.813)       $    --         $    --       $ 5.87
12/27/00(3) to 12/31/00                10.00            --      (0.280)            --              --         9.72

B SHARES
08/06/01(3) to 12/31/01               $ 6.58       $(0.039)    $(0.701)       $    --         $    --       $ 5.84

-------------
BALANCED FUND
-------------

INSTITUTIONAL SHARES
12/31/01                              $13.27       $ 0.362     $(0.216)       $(0.364)        $(0.042)      $13.01
12/31/00                               12.38         0.389       1.115         (0.391)         (0.223)       13.27
12/31/99                               14.44         0.444      (0.668)        (0.435)         (1.401)       12.38
12/31/98                               14.93         0.492       0.753         (0.494)         (1.241)       14.44
03/24/97(3) to 12/31/97                12.74         0.377       2.185         (0.372)             --        14.93

N SHARES
12/31/01                              $13.27       $ 0.331     $(0.226)       $(0.333)        $(0.042)      $13.00
12/31/00                               12.38         0.356       1.114         (0.357)         (0.223)       13.27
12/31/99                               14.44         0.386      (0.641)        (0.404)         (1.401)       12.38
12/31/98                               14.93         0.440       0.759         (0.448)         (1.241)       14.44
04/16/97(3) to 12/31/97                12.56         0.301       2.411         (0.342)             --        14.93

A SHARES
12/31/01                              $13.26       $ 0.333     $(0.216)       $(0.335)        $(0.042)      $13.00
12/31/00                               12.38         0.356       1.107         (0.360)         (0.223)       13.26
02/10/99(3) to 12/31/99                14.14         0.340      (0.305)        (0.394)         (1.401)       12.38

------------------
INTERNATIONAL FUND
------------------

INSTITUTIONAL SHARES
12/31/01                              $14.36       $ 0.055     $(2.825)       $(0.050)        $    --       $11.54
12/31/00                               15.89         0.120      (1.606)        (0.044)             --        14.36
12/31/99                               12.55         0.117       3.309         (0.086)             --        15.89
12/31/98                               13.33         0.166      (0.787)        (0.159)             --        12.55
12/31/97                               15.46         0.116      (0.858)        (0.125)         (1.263)       13.33

                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
12/31/01                              (37.10)%         $  2,409        1.00%            5.27%             (0.20)%          94.53%
12/28/00(3) to 12/31/00                (2.70)(2)             24        1.00(1)            --(6)           (1.00)(1)         0.00

B SHARES
07/26/01(3) to 12/31/01                (7.02)%(2)(5)   $      4        1.96%(1)         7.89%(1)          (1.30)%(1)       94.53%

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
01/09/01(3) to 12/31/01                (3.20)%(2)      $  7,854        1.00%(1)         2.53%(1)          (0.15)%(1)       59.94%(1)

B SHARES
12/20/01(3) to 12/31/01                 3.42%(2)(5)    $      1        2.00%(1)         3.37%(1)          (1.62%)(1)       59.94%(1)

---------------
TECHNOLOGY FUND
---------------

INSTITUTIONAL SHARES
12/31/01                              (39.61)%         $  3,430        1.00%            3.37%             (0.57)%          95.29%
12/27/00(3) to 12/31/00                (2.80)(2)          2,038        1.00(1)            --(6)            4.47(1)          0.00

B SHARES
08/06/01(3) to 12/31/01               (11.25)%(2)(5)   $     --        2.00%(1)         6.21%(1)          (1.82)%(1)       95.29%

-------------
BALANCED FUND
-------------

INSTITUTIONAL SHARES
12/31/01                                1.21%          $ 52,552        0.88%            1.10%              2.77%           65.21%
12/31/00                               12.31             56,197        0.88             1.14               2.99           141.47
12/31/99                               (1.30)            21,871        0.88             1.05               2.84            67.77
12/31/98                                8.61             56,027        0.88             0.98               3.16            70.93
03/24/97(3) to 12/31/97                20.24(2)          69,415        0.88(1)          0.92(1)            3.45(1)        108.29(1)

N SHARES
12/31/01                                0.88%          $  2,253        1.13%            1.35%              2.52%           65.21%
12/31/00                               12.03              2,073        1.13             1.57               2.69           141.47
12/31/99                               (1.52)             2,311        1.13             1.30               2.59            67.77
12/31/98                                8.29              2,328        1.13             1.23               2.91            70.93
04/16/97(3) to 12/31/97                21.72(2)             700        1.13(1)          1.17(1)            3.20(1)        108.29(1)

A SHARES
12/31/01                                0.97%(4)       $    294        1.13%            1.16%              2.52%           65.21%
12/31/00                               11.97(4)             131        1.13             1.51               2.74           141.47
02/10/99(3) to 12/31/99                 0.50(2)(4)           84        1.21(1)          1.38(1)            2.51(1)         67.77

------------------
INTERNATIONAL FUND
------------------

INSTITUTIONAL SHARES
12/31/01                              (19.29)%         $177,337        1.36%            1.37%              0.75%           38.32%
12/31/00                               (9.34)           254,642        1.35             1.36               0.82            76.86
12/31/99                               27.33            272,886        1.35             1.35               0.86            48.49
12/31/98                               (4.64)           194,447        1.33             1.33               1.64            45.82
12/31/97                               (4.87)           172,158        1.40             1.42               0.82            93.33

                       See Notes to Financial Statements.

130 & 131

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       NET                       NET                                          NET
                                      ASSET                  REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                                      VALUE          NET      UNREALIZED     FROM NET        FROM NET        VALUE
                                    BEGINNING    INVESTMENT   GAIN/(LOSS)   INVESTMENT       REALIZED       END OF
                                    OF PERIOD      INCOME   ON INVESTMENTS    INCOME           GAINS        PERIOD
------------------------------------------------------------------------------------------------------------------------
------------------------------
INTERNATIONAL FUND (CONTINUED)
------------------------------

N SHARES
12/31/01                              $14.36       $ 0.026     $(2.815)       $(0.021)        $    --       $11.55
12/31/00                               15.89         0.076      (1.606)            --              --        14.36
12/31/99                               12.55         0.101       3.262         (0.023)             --        15.89
12/31/98                               13.33         0.140      (0.787)        (0.133)             --        12.55
12/31/97                               15.46         0.078      (0.876)        (0.069)         (1.263)       13.33

A SHARES
12/31/01                              $14.38       $ 0.016     $(2.815)       $(0.011)        $    --       $11.57
12/31/00                               15.89         0.076      (1.586)            --              --        14.38
03/05/99(3) to 12/31/99                11.90        (0.009)      4.022         (0.023)             --        15.89

B SHARES
07/23/01(3) to 12/31/01               $12.49       $(0.057)    $(0.883)       $    --         $    --       $11.55

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/01                              $ 6.88       $ 0.043     $(0.085)       $(0.038)        $    --       $ 6.80
12/31/00                                9.64         0.033      (2.786)        (0.007)             --         6.88
12/31/99                                5.87        (0.004)      3.790         (0.016)             --         9.64
12/31/98                                8.55         0.023      (2.688)        (0.015)             --         5.87
10/21/97(3) to 12/31/97                10.00         0.006      (1.456)            --              --         8.55

N SHARES
12/31/01                              $ 6.80       $ 0.012     $(0.055)       $(0.007)        $    --       $ 6.75
12/31/00                                9.58         0.025      (2.805)            --              --         6.80
12/31/99                                5.85        (0.027)      3.773         (0.016)             --         9.58
12/31/98                                8.54         0.008      (2.698)            --              --         5.85
10/21/97(3) to 12/31/97                10.00         0.002      (1.462)            --              --         8.54

A SHARES
12/31/01                              $ 6.82       $ 0.024     $(0.075)       $(0.019)        $    --       $ 6.75
12/31/00                                9.58         0.025      (2.785)            --              --         6.82
08/12/99(3) to 12/31/99                 7.47        (0.024)      2.150         (0.016)             --         9.58



                                                          NET                     RATIO OF EXPENSES
                                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                       TOTAL            PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                                      RETURN             (000)        ASSETS          WAIVERS)            ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------
INTERNATIONAL FUND (CONTINUED)
------------------------------

N SHARES
12/31/01                              (19.46)%         $  5,336        1.61%            1.62%              0.50%           38.32%
12/31/00                               (9.50)             2,525        1.60             1.61               0.57            76.86
12/31/99                               26.81              2,531        1.60             1.60               0.61            48.49
12/31/98                               (4.84)             1,657        1.58             1.58               1.39            45.82
12/31/97                               (5.21)             1,265        1.65             1.67               0.57            93.33

A SHARES
12/31/01                              (19.47)%(4)      $      3        1.61%            1.62%              0.18%           38.32%
12/31/00                               (9.50)(4)              2        1.60             1.61               0.57            76.86
03/05/99(3) to 12/31/99                33.73(2)(4)            5        1.65(1)          1.65(1)            0.56(1)         48.49

B SHARES
07/23/01(3) to 12/31/01                (7.53)%(2)(5)   $      1        2.19%(1)         2.19%(1)          (1.10)%(1)       38.32%

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/01                               (0.60)%         $ 40,063        1.74%            1.89%              0.78%           26.93%
12/31/00                              (28.55)            32,313        1.67             1.71               0.37            78.65
12/31/99                               64.53             38,155        1.70             1.76              (0.17)           53.69
12/31/98                              (31.16)            19,072        1.75             2.08               1.06            34.55
10/21/97(3) to 12/31/97               (14.50)(2)         18,023        1.75(1)          2.09(1)            0.43(1)            --

N SHARES
12/31/01                               (0.33)%         $    352        1.99%            2.14%              0.75%           26.93%
12/31/00                              (29.02)               297        1.96             2.00               0.18            78.65
12/31/99                               64.06                322        1.95             2.01              (0.42)           53.69
12/31/98                              (31.50)                62        2.00             2.33               0.81            34.55
10/21/97(3) to 12/31/97               (14.60)(2)             96        2.00(1)          2.34(1)            0.18(1)            --

A SHARES
12/31/01                              (0.74)%(4)       $      6        1.99%            2.08%              0.68%           26.93%
12/31/00                              (28.81)(4)              8        1.92             1.96               0.16            78.65
08/12/99(3) to 12/31/99                28.48(2)(4)            5        1.95(1)          2.01(1)           (0.42)(1)        53.69


                       See Notes to Financial Statements.

132 & 133

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers twenty-one diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            EQUITY FUNDS:
            Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Equity Income Fund ("Equity Income Fund")
            Harris Insight Core Equity Fund ("Core Equity Fund") (formerly named the Growth Fund)
            Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
              Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")
            Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Large-Cap Aggressive Growth Fund ("Large-Cap
              Aggressive
            Growth Fund")
            Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap
              Aggressive Growth Fund")
            Harris Insight Technology Fund ("Technology Fund")
            Harris Insight Balanced Fund ("Balanced Fund") Harris Insight
              Emerging Markets Fund ("Emerging Markets Fund")

            FIXED INCOME FUNDS:
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate
                 Bond Fund")
            Harris Insight Convertible Securities Fund ("Convertible Securities
                 Fund")
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight Intermediate Government Bond Fund ("Intermediate
                 Government Bond Fund")
            Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
                 Tax-Exempt Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money
                 Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money
                 Market Fund")

     The Trust offers five classes of shares, A shares, N shares, B shares, Exchange shares and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for the Index Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund and each of the Money Market Funds. N shares are offered by each Fund, except for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund and the Technology Fund. B shares are offered by each Fund, except for the Convertible Securities Fund, the Tax-Exempt Money Market Fund and the Government Money Market Fund. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne pro rata on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, B shares and Exchange shares are subject to certain service organization/agent fees as described in Note 4 and the A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- Equity securities are valued at the last sales price on the primary market where traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Bonds maturing in more than 60 days are valued at the mean of the last bid and asked prices as furnished by independent pricing services. In the event that market prices are not readily available, or where last sale prices are considered not reflective of market values as of the valuation time (e.g., from foreign markets), securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations, with remaining maturities of 60 days or less, and securities held by the Money Market Funds, are valued at amortized cost.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) are declared daily and paid monthly. Dividends from the Convertible Securities Fund, Equity Fund, Equity Income Fund, Index Fund, and Balanced Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, Technology Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Certain Funds' share of the costs incurred in connection with the organization of the Trust has been deferred and is being amortized over 60 months from commencement of operations of the respective Fund.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until ultimate sale of the security (without repurchase).

     The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes to facilitate trading or to reduce transaction costs.

     (I) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (J) SECURITIES LENDING -- The non-Money Market Funds may participate in a securities lending program with certain counterparties whereby the Funds loan securities to an organization that provides collateral. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral (consisting of repurchase agreements, commercial paper and money market funds) held by the Funds with respect to such loans (including

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

rights to draw on letters of credit) at December 31, 2001, and income earned on securities loaned for the period ended December 31, 2001, are as follows:

                                                           MARKET VALUE OF    VALUE OF COLLATERAL   INCOME EARNED ON
                                                         SECURITIES ON LOAN        RECEIVED        SECURITIES LOANED*
                                                         ------------------   -------------------  ------------------
     Short/Intermediate Bond Fund ...................        $ 1,084,144          $ 1,150,000           $  1,667
     Bond Fund ......................................          6,143,716            6,317,460             25,366
     Intermediate Government Bond Fund ..............                 --                   --                989
     Convertible Securities Fund ....................          3,706,389            3,886,158             12,847
     Equity Fund ....................................         86,152,759           89,981,875             61,927
     Equity Income Fund .............................         20,544,960           21,464,391             18,296
     Core Equity Fund ...............................         44,863,896           47,137,173             32,484
     Small-Cap Opportunity Fund .....................         57,244,250           60,561,263            105,812
     Small-Cap Value Fund ...........................         23,128,478           23,964,787            229,193
     Index Fund .....................................         91,118,593           95,460,346             62,085
     Balanced Fund ..................................          9,535,204            9,977,095             11,752

     *Income is included in interest income in the Statements of Operations.

     (K) Certain costs incurred in connection with the initial offering of shares of the Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund and Technology Fund, estimated at $17,398 for each Fund, have been paid by the Funds' Administrator. The Funds will reimburse the Administrator for such costs, which were deferred and amortized by the Funds over the period ended December 31, 2001.

     (L) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. Prior to May 1, 2001, Harris Trust and Savings Bank ("Harris Trust") was the Adviser to the Funds and HIM served as Portfolio Management Agent pursuant to a Portfolio Management Contract. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

        Each Money Market Fund                0.14% of the first $100 million of
                                              net assets and 0.10% of net
                                              assets over $100 million
        Short/Intermediate Bond Fund          0.70%
        Bond Fund                             0.65%
        Intermediate Government Bond Fund     0.65%
        Intermediate Tax-Exempt Bond Fund     0.60%
        Tax-Exempt Bond Fund                  0.60%
        Convertible Securities Fund           0.70%
        Equity Fund                           0.70%
        Equity Income Fund                    0.70%
        Core Equity Fund                      0.90%
        Small-Cap Opportunity Fund            1.00%
        Small-Cap Value Fund                  0.80%
        Index Fund                            0.25%
        Large-Cap Aggressive Growth Fund      0.75%
        Small-Cap Aggressive Growth Fund      0.75%
        Technology Fund                       0.75%
        Balanced Fund                         0.60%
        International Fund                    1.05%
        Emerging Markets Fund                 1.25%

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the period ended December 31, 2001, advisory fees and waivers for certain Funds were as follows:

                                                                GROSS                               NET
                                                            ADVISORY FEE        WAIVER         ADVISORY FEE
                                                            ------------     ------------      ------------
     Short/Intermediate Bond Fund .......................    $1,662,239       $  825,709        $  836,530
     Bond Fund ..........................................     1,449,157          685,780           763,377
     Intermediate Government Bond Fund ..................       455,517          368,542            86,975
     Intermediate Tax-Exempt Bond Fund ..................     1,240,633        1,240,633                 0
     Tax-Exempt Bond Fund ...............................       661,577          661,577                 0
     Convertible Securities Fund ........................       259,855           74,948           184,907
     Equity Income Fund .................................       462,126           73,390           388,736
     Core Equity Fund ...................................     1,453,143          137,154         1,315,989
     Small-Cap Opportunity Fund .........................     4,336,457          185,496         4,150,961
     Small-Cap Value Fund ...............................     1,656,406          160,222         1,496,184
     Index Fund .........................................     1,243,284          246,103           997,181
     Large-Cap Aggressive Growth Fund ...................        13,074           13,013                61
     Small-Cap Aggressive Growth Fund. ..................        31,352           30,961               391
     Technology Fund ....................................        25,289           22,803             2,486
     Balanced Fund ......................................       340,504          105,493           235,011
     Emerging Markets. ..................................       421,074           30,507           390,567

     There were no advisory fee waivers for the other Funds.

     For the period ended December 31, 2001, HIM and/or Harris Trust and Savings Bank also reimbursed expenses of $48,025, $32,976 and $43,566 for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund and the Technology Fund, respectively.

     Prior to May 1, 2001, pursuant to Portfolio Management Agreements between Harris Trust and HIM, HIM furnished investment guidance and policy direction in connection with the daily portfolio management of the Funds. HIM and Harris Trust are subsidiaries of Harris Bankcorp, Inc. The Funds are not subject to higher or lower annual rates due to the change in Adviser.

     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM and not from the Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank (the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting
Services Agent"), pursuant to which the Sub-Administrator and Accounting Services Agent performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates the Sub-Administrator and Accounting Services Agent for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, the Administrator and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the aver-

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

age net assets in excess of $600 million. For the period ended December 31, 2001, the Administrator received $4,068,561 in aggregate fees and expenses (net of waivers of $265,732 for the Government Money Market Fund and $2,122,929 for the Money Market Fund).

     PFPC Distributors, Inc. ("PFPC" or the "Distributor") provides services as distributor in connection with sales of shares of the Funds. No compensation is payable by the Funds to PFPC for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator. For the period ended December 31, 2001, the aggregate sales charges paid with respect to A shares of the Funds were $84,249, of which $4,538 was retained and $79,711 was reallowed to dealer firms. Sales charges retained and reallowed are as follows:

                                                 RETAINED         REALLOWED
                                                 --------         ---------
     Short/Intermediate Bond Fund ............    $  420            $ 7,428
     Bond Fund ...............................        91              5,040
     Intermediate Government Bond Fund .......       435              8,645
     Intermediate Tax-Exempt Bond Fund. ......        54              1,815
     Tax-Exempt Bond Fund ....................       830             20,172
     Convertible Securities Fund. ............        81              1,440
     Equity Fund .............................       100              2,055
     Equity Income Fund ......................       138              3,115
     Core Equity Fund ........................       304              3,209
     Small-Cap Opportunity Fund ..............       145              1,549
     Small-Cap Value Fund ....................     1,435             15,471
     Balanced Fund ...........................       496              9,677
     International Fund ......................         9                 95

     Certain employees of PFPC Inc. are officers of the Funds. During the period ended December 31, 2001, PFPC received a portion of the annual rate payable to the Administrator in the amount of $6,866,644 in aggregate fees and expenses (net of waivers of $465,774) from the Funds for services rendered under various agreements described above.

4.   SERVICE PLANS

     The Trust has adopted a Service Plan (the "Plan") for the N shares of each Fund. Under the Plan, each Fund may pay banks and other institutions ("Service Organizations") for shareholder support services that they provide, at a rate of up to 0.25% (on an annualized basis) of the average daily net asset value of the Fund's N shares.

     Under a separate Service Plan adopted by the N shares of the Money Market Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), those Funds may make payments to Service Organizations for shareholder support services and also may bear the costs connected with distribution and other services, at a rate of up to 0.10% (on an annualized basis) of the average daily net asset value of each Fund's N shares.

     The Funds, except for the Index Fund and the Money Market Funds, have adopted a separate 12b-1 Plan that provides for distribution/service fees of up to 0.25% (on an annualized basis) of the average daily net assets attributable to A shares.

     The Money Market Fund has adopted a Service Plan for the Exchange shares that provides for service fees at a rate of up to 0.05% (on an annualized basis) of the average daily net assets of the Fund's Exchange shares.

     Additionally, the Funds, except for the Government Money Market Fund, the Tax-Exempt Money Market Fund and the Convertible Securities Fund, have adopted a Service Plan for B shares of the Funds that provides for service fees of up to 0.25% (on an annualized basis) of the average net assets of the B shares. The Funds, except for the Government Money Market Fund, the Tax-Exempt Money Market Fund and the Convertible Securities Fund, have

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


adopted a 12b-1 Plan that provides for distribution fees of up to 0.75% (on an annualized basis) of the average daily net assets of the B shares.

     For the period ended December 31, 2001, the non-Money Market Funds paid the following shareholder service fees pursuant to the Plans, including fees paid to Harris Trust and to the Distributor:

                                                      N SHARES         B SHARES
                                                      --------         --------
     Short/Intermediate Bond Fund ............         $11,947           $  6
     Bond Fund ...............................          12,478             93
     Intermediate Government Bond Fund .......          14,510            178
     Intermediate Tax-Exempt Bond Fund .......           7,138              1
     Tax-Exempt Bond Fund ....................           3,000            117
     Convertible Securities Fund .............             731             --
     Equity Fund .............................          42,916             17
     Equity Income Fund ......................          11,338             83
     Core Equity Fund ........................          16,319             12
     Small-Cap Opportunity Fund ..............          26,287             26
     Small-Cap Value Fund ....................           7,793            262
     Index Fund ..............................          57,005             20
     Large-Cap Aggressive Growth Fund ........              --              5
     Balanced Fund ...........................           5,024             --
     International Fund ......................          15,483              2
     Emerging Markets Fund ...................           1,598             --

     For the period ended December 31, 2001, shareholder service fees paid by the Money Market Funds under the Plan were $745,595, $3,480,278, and $604,011 and fees paid under the 12b-1 Plans were $297,444, $1,392,122, and $241,605 (net of voluntary waivers of $794, $0, and $0) for the N shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

     For the period ended December 31, 2001, shareholder services fees paid by the Money Market Fund were $64,134 for the Exchange shares.

     For the period ended December 31, 2001, the following Funds have paid fees under the 12b-1 plans for A and B shares. The fees are as follows:

                                                      A SHARES         B SHARES
                                                      --------         --------
     Short/Intermediate Bond Fund ............         $1,541            $ 19
     Bond Fund ...............................            279             280
     Intermediate Government Bond Fund .......            691             535
     Intermediate Tax-Exempt Bond Fund .......            156               2
     Tax-Exempt Bond Fund ....................            774             350
     Convertible Securities Fund .............            178              --
     Equity Fund .............................            390              51
     Equity Income Fund ......................          1,058             249
     Core Equity Fund ........................          1,747              36
     Small-Cap Opportunity Fund ..............            303              78
     Small-Cap Value Fund ....................            588             785
     Index Fund ..............................             --              59
     Large-Cap Aggressive Growth Fund ........             --              13
     Technology Fund .........................             --               2
     Balanced Fund ...........................            504              --
     International Fund ......................              7               3
     Emerging Markets Fund ...................             16              --

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001


     During the period ended December 31, 2001, Harris Trust received $6,549,161 in fees for services rendered under the terms of the Service Plans described above.

5.   PUBLIC OFFERING PRICE

     A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Convertible Securities Fund, Tax-Exempt Bond Fund, and Bond Fund, and 3.50% for the Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund, and Intermediate Government Bond Fund.

6.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 2001, and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.

     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments and U.S. government securities) during the period ended December 31, 2001, were as follows:

                                                PURCHASES            SALES
                                              --------------     --------------
     Short/Intermediate Bond Fund .........    $111,204,546       $ 89,317,391
     Bond Fund ............................      73,078,226         80,554,385
     Intermediate Government Bond Fund ....       7,215,772         10,964,583
     Intermediate Tax-Exempt Bond Fund ....     198,950,662        188,888,927
     Tax-Exempt Bond Fund .................     182,354,635        191,013,912
     Convertible Securities Fund ..........      12,222,653         17,870,384
     Equity Fund ..........................     269,848,128        284,487,551
     Equity Income Fund ...................      23,884,342         21,224,297
     Core Equity Fund .....................      81,087,795         65,598,489
     Small-Cap Opportunity Fund ...........     361,243,623        360,115,053
     Small-Cap Value Fund .................     272,435,751        158,526,999
     Index Fund ...........................      20,797,441         43,765,030
     Large-Cap Aggressive Growth Fund .....       4,735,568          1,509,547
     Small-Cap Aggressive Growth Fund .....      10,510,223          2,438,559
     Technology Fund ......................       8,170,611          2,802,735
     Balanced Fund ........................      31,526,000         25,701,907
     International Fund ...................      83,324,858        107,397,534
     Emerging Markets Fund ................      16,504,944          8,774,715

     Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the period ended December 31, 2001, were as follows:

                                                PURCHASES            SALES
                                              --------------     -------------
     Short/Intermediate Bond Fund .........    $ 39,143,495       $33,285,389
     Bond Fund ............................     106,032,309        93,954,544
     Intermediate Government Bond Fund ....      35,086,647        23,650,059
     Balanced Fund ........................       8,134,050         9,265,859

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

     At December 31, 2001, gross unrealized appreciation and depreciation for each non-Money Market Fund was as follows:

                                                                                                   NET UNREALIZED
                                                           UNREALIZED           UNREALIZED          APPRECIATION
                                                          APPRECIATION        (DEPRECIATION)       (DEPRECIATION)
                                                         --------------      ----------------     ----------------
     Short/Intermediate Bond Fund ....................     $ 6,029,629         $ (4,143,080)        $  1,886,549
     Bond Fund .......................................       6,220,046           (2,959,263)           3,260,783
     Intermediate Government Bond Fund ...............       1,955,504             (813,665)           1,141,839
     Intermediate Tax-Exempt Bond Fund ...............       9,486,318             (112,514)           9,373,804
     Tax-Exempt Bond Fund ............................       6,752,291               (3,300)           6,748,991
     Convertible Securities Fund .....................       2,506,386           (5,934,339)          (3,427,953)
     Equity Fund .....................................      38,781,936          (16,617,676)          22,164,260
     Equity Income Fund ..............................      13,337,450           (2,472,528)          10,864,922
     Core Equity Fund ................................      31,029,957           (7,004,527)          24,025,430
     Small-Cap Opportunity Fund ......................      86,276,932          (18,570,801)          67,706,131
     Small-Cap Value Fund ............................      30,683,183           (5,262,061)          25,421,122
     Index Fund ......................................     120,949,210          (53,750,352)          67,198,858
     Large-Cap Aggressive Growth Fund ................         164,534             (350,826)            (186,292)
     Small-Cap Aggressive Growth Fund ................         713,898             (632,333)              81,565
     Technology Fund .................................         304,429             (984,313)            (679,884)
     Balanced Fund ...................................       4,903,616           (2,560,286)           2,343,330
     International Fund ..............................      13,595,108          (29,533,352)         (15,938,244)
     Emerging Markets Fund ...........................       5,606,601           (4,601,063)           1,005,538

     Capital gains distributions during the year ended December 31, 2001, were characterized as follows for tax purposes (short-term capital gains are treated as ordinary income for tax purposes):

                                                 CONVERTIBLE SECURITIES FUND                  EQUITY FUND
                                                -----------------------------        ------------------------------
                                                 SHORT-TERM       LONG-TERM           SHORT-TERM        LONG-TERM
                                                CAPITAL GAINS   CAPITAL GAINS        CAPITAL GAINS    CAPITAL GAINS
                                                -------------   -------------        -------------    -------------
     Institutional Shares ...................              --    $   568,066          $  619,673       $18,665,172
     N Shares ...............................              --          5,471              31,372           944,947
     A Shares ...............................              --            295                 260             7,832

                                                      CORE EQUITY FUND                 SMALL-CAP OPPORTUNITY FUND
                                                -----------------------------        ------------------------------
                                                 SHORT-TERM       LONG-TERM           SHORT-TERM        LONG-TERM
                                                CAPITAL GAINS   CAPITAL GAINS        CAPITAL GAINS    CAPITAL GAINS
                                                -------------   -------------        -------------    -------------
     Institutional Shares ...................    $  582,605      $ 5,239,838                  --       $ 6,380,992
     N Shares ...............................        25,538          229,684                  --           137,936
     A Shares ...............................         2,718           24,447                  --             1,030
     B Shares ...............................            23              208                  --                15

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                    SMALL-CAP VALUE FUND                       INDEX FUND
                                                -----------------------------        ------------------------------
                                                 SHORT-TERM       LONG-TERM           SHORT-TERM        LONG-TERM
                                                CAPITAL GAINS   CAPITAL GAINS        CAPITAL GAINS    CAPITAL GAINS
                                                -------------   -------------        -------------    -------------
     Institutional Shares ...................    $1,360,187      $12,994,542                  --       $13,169,538
     N Shares ...............................        21,847          202,329                  --           728,096
     A Shares ...............................         1,771           17,800
     B Shares ...............................           429           13,640                  --               663

                                                        BALANCED FUND
                                                -----------------------------
                                                 SHORT-TERM       LONG-TERM
                                                CAPITAL GAINS   CAPITAL GAINS
                                                -------------   -------------
     Institutional Shares ...................    $  173,879               --
     N Shares ...............................         6,337               --
     A Shares ...............................           561               --

7.   COMPOSITION OF NET ASSETS

     At December 31, 2001, net assets of each Fund consisted of:

                                                        GOVERNMENT                       TAX-EXEMPT
                                                       MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                           FUND            FUND             FUND
                                                       ------------   --------------   --------------
     BOOK AND TAX BASIS
     Beneficial Interest at Par Value ................ $    532,213   $    4,123,531   $    1,018,699
     Paid-in Capital .................................  531,681,144    4,119,407,828    1,017,680,055
     Undistributed Net Investment Income .............           --               (3)              --
     Accumulated Net Realized Gain/(Loss) ............       12,641           44,939           (3,784)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ............           --               --               --
                                                       ------------   --------------   --------------
     Net Assets ...................................... $532,225,998   $4,123,576,295   $1,018,694,970
                                                       ============   ==============   ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                          SHORT/                        INTERMEDIATE     INTERMEDIATE
                                                       INTERMEDIATE                      GOVERNMENT       TAX-EXEMPT
                                                         BOND FUND       BOND FUND        BOND FUND       BOND FUND
                                                       ------------    -------------    -------------   -------------
     BOOK BASIS
     Beneficial Interest at Par Value ...............  $     23,067     $     22,012     $     4,032    $     20,766
     Paid-in Capital ................................   237,484,763      224,067,201      67,160,698     218,124,781
     Undistributed Net Investment Income ............        18,556          (70,405)        (38,675)             --
     Accumulated Net Realized Gain/(Loss) ...........    (1,508,782)      (1,730,551)       (551,201)       (856,987)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ...........     1,886,549        3,260,783        1,141,839       9,373,804
                                                       ------------     ------------      -----------    ------------
     Net Assets .....................................  $237,904,153     $225,549,040      $67,716,693    $226,662,364
                                                       ============     ============      ===========    ============
     TAX BASIS
     Beneficial Interest at Par Value ...............  $     23,067     $     22,012      $     4,032    $     20,766
     Paid-in Capital ................................   237,484,763      224,067,201       67,160,698     218,124,781
     Undistributed Net Investment Income ............            --               --               --              --
     Accumulated Short-Term Capital Gain ............            --               --               --              --
     Accumulated Long-Term Capital Gain .............            --               --               --              --
     Available Capital Loss .........................    (1,468,129)      (1,789,966)        (604,665)       (549,554)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions .....................     1,864,452        3,249,793        1,156,628       9,066,371
                                                       ------------     ------------      -----------    ------------
     Net Assets .....................................  $237,904,153     $225,549,040      $67,716,693    $226,662,364
                                                       ============     ============      ===========    ============

                                                                         CONVERTIBLE                        EQUITY
                                                        TAX-EXEMPT       SECURITIES         EQUITY          INCOME
                                                        BOND FUND           FUND             FUND            FUND
                                                       ------------     ------------     ------------    ------------
     BOOK BASIS
     Beneficial Interest at Par Value ...............  $     10,613      $     1,638     $     28,840     $     3,818
     Paid-in Capital . ..............................   102,314,806       39,140,100      312,008,743      51,416,378
     Undistributed Net Investment Income ............            --           17,419           51,174           8,466
     Accumulated Net Realized Gain/(Loss) ...........    (1,175,706)      (3,844,603)      (4,692,759)        554,874
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ...........     6,748,991       (3,427,953)      22,164,260      10,864,922
                                                       ------------      -----------     ------------     -----------
     Net Assets .....................................  $107,898,704      $31,886,601     $329,560,258     $62,848,458
                                                       ============      ===========     ============     ===========
     TAX BASIS
     Beneficial Interest at Par Value ...............  $     10,613      $     1,638     $     28,840     $     3,818
     Paid-in Capital . ..............................   102,314,806       39,140,100      312,008,743      51,416,378
     Undistributed Net Investment Income ............            --           17,419           51,174           8,466
     Accumulated Short-Term Capital Gain ............            --               --               --              --
     Accumulated Long-Term Capital Gain .............            --               --               --         554,874
     Available Capital Loss .........................    (1,175,706)      (3,844,603)      (1,557,903)             --
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions .....................     6,748,991       (3,427,953)      19,029,404      10,864,922
                                                       ------------      -----------     ------------     -----------
     Net Assets .....................................  $107,898,704      $31,886,601     $329,560,258     $62,848,458
                                                       ============      ===========     ============     ===========

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                           CORE           SMALL-CAP       SMALL-CAP
                                                          EQUITY         OPPORTUNITY        VALUE           INDEX
                                                           FUND             FUND            FUND            FUND
                                                       ------------     ------------     ------------    ------------
     BOOK BASIS
     Beneficial Interest at Par Value ...............  $      7,469     $     23,730     $      6,836    $     19,106
     Paid-in Capital ................................   130,530,722      364,582,678      224,399,752     384,425,366
     Undistributed Net Investment Income ............        33,689               --           20,895          40,354
     Accumulated Net Realized Gain/(Loss) ...........     1,850,855      (12,356,835)       2,302,060       5,714,708
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ...........    24,025,430       67,706,131       25,421,122      67,198,858
                                                       ------------     ------------     ------------    ------------
     Net Assets .....................................  $156,448,165     $419,955,704     $252,150,665    $457,398,392
                                                       ============     ============     ============    ============
     TAX BASIS
     Beneficial Interest at Par Value ...............  $      7,469     $     23,730     $      6,836    $     19,106
     Paid-in Capital ................................   130,530,722      364,582,678      224,399,752     384,425,366
     Undistributed Net Investment Income ............        33,689               --           21,384          40,354
     Accumulated Short-Term Capital Gain ............            --               --               --              --
     Accumulated Long-Term Capital Gain .............     1,958,138               --        2,319,305       6,207,498
     Available Capital Loss .........................            --      (11,712,406)              --              --
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions .....................    23,918,147       67,061,702       25,403,388      66,706,068
                                                       ------------     ------------     ------------    ------------
     Net Assets .....................................  $156,448,165     $419,955,704     $252,150,665    $457,398,392
                                                       ============     ============     ============    ============

                                                        LARGE-CAP        SMALL-CAP
                                                        AGGRESSIVE       AGGRESSIVE       TECHNOLOGY        BALANCED
                                                       GROWTH FUND      GROWTH FUND          FUND             FUND
                                                      -------------    -------------     ------------     -----------
     BOOK BASIS
     Beneficial Interest at Par Value ...............    $      394       $      811       $      584     $     4,236
     Paid-in Capital ................................     3,207,955        8,131,090        5,481,510      53,820,545
     Undistributed Net Investment Income ............            --               --               --           2,129
     Accumulated Net Realized Gain/(Loss) ...........      (609,000)        (358,932)      (1,371,948)     (1,071,332)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ...........      (186,292)          81,565         (679,884)      2,343,330
                                                         ----------       ----------       ----------     -----------
     Net Assets .....................................    $2,413,057       $7,854,534       $3,430,262     $55,098,908
                                                         ==========       ==========       ==========     ===========
     TAX BASIS
     Beneficial Interest at Par Value ...............    $      394       $      811       $      584     $     4,236
     Paid-in Capital ................................     3,207,955        8,131,090        5,481,510      53,820,545
     Undistributed Net Investment Income ............            --               --               --          12,479
     Accumulated Short-Term Capital Gain ............            --               --               --              --
     Accumulated Long-Term Capital Gain .............            --               --               --              --
     Available Capital Loss .........................      (484,014)        (358,932)      (1,262,648)       (729,974)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions .....................      (311,278)          81,565         (789,184)      1,991,622
                                                         ----------       ----------       ----------     -----------
     Net Assets .....................................    $2,413,057       $7,854,534       $3,430,262     $55,098,908
                                                         ==========       ==========       ==========     ===========

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                                          EMERGING
                                                      INTERNATIONAL        MARKETS
                                                           FUND             FUND
                                                      -------------     ------------
     BOOK BASIS
     Beneficial Interest at Par Value ...............  $     15,839      $     5,942
     Paid-in Capital ................................   226,089,092       50,052,927
     Undistributed Net Investment Income ............       (76,139)          34,156
     Accumulated Net Realized Gain/(Loss) ...........   (27,413,785)     (10,677,118)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ...........   (15,938,244)       1,005,538
                                                       ------------      -----------
     Net Assets .....................................  $182,676,763      $40,421,445
                                                       ============      ===========
     TAX BASIS
     Beneficial Interest at Par Value ...............  $     15,839      $     5,942
     Paid-in Capital ................................   226,089,092       50,052,927
     Undistributed Net Investment Income ............        33,817           52,159
     Accumulated Short-Term Capital Gain ............            --               --
     Accumulated Long-Term Capital Gain .............            --               --
     Available Capital Loss .........................   (22,785,435)     (10,615,245)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions .....................   (20,676,550)         925,662
                                                       ------------      -----------
     Net Assets .....................................  $182,676,763      $40,421,445
                                                       ============      ===========

     At December 31, 2001, the available capital losses for tax purposes may be used to offset future capital gains through the years 2005, 2006, 2007, 2008 and 2009.

     These differences between book basis and tax basis relate to timing of the recognition of income and gains for federal income purposes.

8.   CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     The Technology Fund invests primarily in a concentrated list of securities whose issuers are engaged in the research, development, manufacture, or distribution of technological products, services, processes, advances, or improvements. These investments may involve industry concentration and risks not typically associated with a more broadly diversified fund mandate, as a result of, among other factors, economic, regulatory, financial or market conditions significantly affecting that industry or group.

     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2001

9.   LINE OF CREDIT

     The Trust, on behalf of each of the Funds, except for Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund and the Technology Fund, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the period ended December 31, 2001, none of the Funds had borrowings under the Credit Facility.

10.  CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 2001, the Funds adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The effect of the accounting changes had no impact on total net assets of the Funds or the Funds' net asset values.

     The effect of this change for the year ended December 31, 2001, was to increase (decrease) net investment income and increase (decrease) realized gains and losses by $18,556, $(70,405), $(38,675) and $(10,350) for the
Short/Intermediate Bond Fund, Bond Fund, Intermediate Government Bond Fund and Balanced Fund, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
   HARRIS INSIGHT FUNDS TRUST


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Equity Fund, Harris Insight Equity Income Fund, Harris Insight Core Equity Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, Harris Insight Technology Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Emerging Markets Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (constituting Harris Insight Funds Trust, hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


February 15, 2002

                                                           FUND MANAGEMENT

     Information  pertaining to the Trustees and officers of the Trust is set forth below.  The statement of additional  information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 982-8782.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN         OTHER
                                     TERM OF OFFICE(1) AND                                   FUND COMPLEX      TRUSTEESHIPS/
  NAME, (AGE AT 12/31/01),              LENGTH OF TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST        SERVED              DURING PAST 5 YEARS            TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  C. Gary Gerst (63)                      Since 1995      Chairman Emeritus, Jones Lang           21       Director, Florida Office
  Chairman and Trustee                                    LaSalle, formerly named LaSalle                  Property Company, Inc.
   200 East Randolph Drive                                Partners Ltd. (real estate investment            (real estate investment
   Floor 43                                               manager and consulting firm).                    fund).
   Chicago, Illinois 60601
------------------------------------------------------------------------------------------------------------------------------------
  Edgar R. Fiedler (72)                   Since 1995      Senior Fellow and Economic              21       Director or Trustee, The
  Trustee                                                 Counselor, The Conference                        Scudder Funds (43
   50023 Brogden                                          Board.                                           Portfolios) and PEG
   Chapel Hill, NC 27517                                                                                   Capital Management
                                                                                                           (investment companies).
------------------------------------------------------------------------------------------------------------------------------------
  Valerie B. Jarrett (45)                 Since 1999      Executive Vice President, The           21       Director, USG Corporation
  Trustee                                                 Habitat Company (residential                     (building materials
   350 West Hubbard Street                                property developer), and                         manufacturer) and The
   Chicago, Illinois 60610                                Chairman and Chief Executive                     Chicago Stock Exchange;
                                                          Officer, Chicago Transit Authority.              and Trustee, University
                                                                                                           of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
  John W. McCarter, Jr. (63)              Since 1995      President and Chief Executive           21       Chairman, Divergence
  Trustee                                                 Officer, The Field Museum of                     L.L.C. (biotechnology
   1400 South Lake Shore Drive                            Natural History; formerly                        firm); and Director,
   Chicago, Illinois 60605                                Senior Vice President and                        W.W. Grainger, Inc.
                                                          Director, Booz-Allen &                           (industrial distributor)
                                                          Hamilton, Inc. (consulting firm).                and A.M. Castle, Inc.
                                                                                                           (metals distributor).
------------------------------------------------------------------------------------------------------------------------------------
  Paula Wolff (56)                        Since 1998      Senior Executive, Chicago               21       Vice Chair, University of
  Trustee                                                 Metropolis 2020 (civic                           Chicago; Chair,
   30 West Monroe Street                                  organization), since 2000.                       University of Chicago
   18th Floor                                             President, Governors State                       Hospitals; and Director,
   Chicago, Illinois 60603                                University, prior thereto.                       Ariel Capital Management,
                                                                                                           Inc.(investment manager).
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Capaccio (45)                  Since 2001      Senior Vice President, Harris Trust     N/A      N/A
  President                                               and Savings Bank.
   111 West Monroe Street, 6W
   Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
  Ishwar D. Gupta (59)                    Since 2001      Senior Vice President, Harris Trust     N/A      N/A
  Vice President and Assistant Secretary                  and Savings Bank.
   111 West Monroe Street, 6W
   Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
  Merrill J. Sklenar (56)                 Since 2001      Vice President, Harris Trust and        N/A      N/A
  Vice President and Assistant Secretary                  Savings Bank, since 1997; formerly
   111 West Monroe Street, 6W                             Vice President, The Long-Term
   Chicago, Illinois 60603                                Credit Bank of Japan, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  David C. Lebisky (29)                   Since 2001      Assistant Vice President, PFPC Inc.     N/A      N/A
  Secretary                                               (mutual fund administrator).
   103 Bellevue Parkway
   Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------
  Thomas J. Ryan (60)                     Since 1999      Vice President and Director of          N/A      N/A
  Treasurer/CFO and Assistant Secretary                   Accounting, PFPC Inc.
   103 Bellevue Parkway
   Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------

(1) Any Trustee  who, on December 6, 1995 was a Trustee of the Trust and had  attained the age of 65, shall retire at the end of the calendar  year in which the trustee  attains the age of 74 years.  Any other Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

The President,  Treasurer and Secretary shall each hold office until his successor  shall have been duly elected and qualified,  and all other officers shall hold office at the pleasure of the Trustees.

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

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

                               [GRAPHIC OMITTED.]
                            HARRIS INSIGHT (R) FUNDS
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISER
Hansberger GlobalInvestors,Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale,Florida 33301

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103-7042

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees; Chairman Emeritus, Jones Lang LaSalle, formerly named LaSalle Partners Ltd. (real estate investment manager and consulting firm). Director, Florida Office Property Company, Inc. (real estate investment fund).

EDGAR R. FIEDLER
Senior Fellow and Economic Counselor, The Conference Board. Director or Trustee, The Scudder Funds and PEG Capital Management (investment companies).

VALERIE B. JARRETT
Executive Vice President, The Habitat Company (residential property developer) and Chairman and Chief Executive Officer, Chicago Transit Authority. Director, USG Corporation (building materials manufacturer).

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History, and former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm). Chairman, Divergence LLC (biotechnology firm); and Director, W.W. Grainger, Inc. (industrial distributor) and A.M. Castle, Inc. (metals distributor).

PAULA WOLFF
Senior Executive, Chicago Metropolis 2020 (civic organization), and former President, Governors State University. Trustee, University of Chicago; Chair, University of Chicago Hospitals; and Director, Ariel Capital Management, Inc. (investment manager).

OFFICERS

PETER P. CAPACCIO
President

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Vice President and Assistant Secretary

DAVID LEBISKY
Secretary

THOMAS J. RYAN
Treasurer and Chief Financial Officer

L. LINN SOLANO
Assistant Treasurer

           THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
       SHAREHOLDERS OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR
           DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR
      PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT FUNDS. PLEASE READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.


                                 HIF 1001 12/01